      AS FILED WITH SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 2018.

                                                             FILE NOS. 002-32783
                                                                       811-03240
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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ------------

                                    FORM N-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                              Pre-Effective Amendment No.                   []



                             Post-Effective Amendment No. 78               [X]


                                     and/or

                             REGISTRATION STATEMENT
                                     UNDER
                       THE INVESTMENT COMPANY ACT OF 1940


                                 Amendment No. 255                         [X]


                        (CHECK APPROPRIATE BOX OR BOXES)

                                 ------------

         THE VARIABLE ANNUITY LIFE INSURANCE COMPANY SEPARATE ACCOUNT A
                           (Exact Name of Registrant)

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                              (Name of Depositor)


                    2929 ALLEN PARKWAY, HOUSTON, TEXAS 77019
             (Address of Depositor's Principal Offices) (Zip Code)


       DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 831-3150


                        AMERICAN HOME ASSURANCE COMPANY
                              (Name of Guarantor)


                      175 WATER STREET, NEW YORK, NY 10038
             (Address of Guarantor's Principal Offices) (Zip Code)


       GUARANTOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 770-7000


                               MARK MATTHES, ESQ.
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                    2929 ALLEN PARKWAY, HOUSTON, TEXAS 77019
(Name and Address of Agent for Service for Depositor, Registrant and Guarantor)

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:

[ ]  immediately upon filing pursuant to paragraph (b) of Rule 485


[X]  on May 1, 2018 pursuant to paragraph (b) of Rule 485


[ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ]  on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: (i) Units of interest in The Variable Annuity Life Insurance Company Separate Account A of The Variable Annuity Life Insurance Company under variable annuity contracts and (ii) guarantee related to insurance obligations under certain variable annuity contracts.
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         THE VARIABLE ANNUITY LIFE INSURANCE COMPANY SEPARATE ACCOUNT A


                             CROSS REFERENCE SHEET


                              PART A -- PROSPECTUS



                                   ITEM NUMBER
                                   IN FORM N-4                                                       CAPTION
---------------------------------------------------------------------------------- ------------------------------------------
1.    Cover Page..................................................................  Cover Page
2.    Definitions.................................................................  Glossary of Terms
3.    Synopsis....................................................................  Fee Tables; Highlights
4.    Condensed Financial Information.............................................  Fee Tables; Selected Purchase Unit Data
5.    General Description of Registrant, Depositor and Portfolio Companies........  General Information; Fixed Account
                                                                                    Option; Variable Account Option(s)
6.    Deductions..................................................................  Fee Tables; Fees and Charges
7.    General Description of Variable Annuity Contracts...........................  Highlights; General Information; Purchase
                                                                                    Period; Transfers Between Investment
                                                                                    Options; Other Contract Features
8.    Annuity Period..............................................................  Payout Period
9.    Death Benefit...............................................................  Death Benefits
10.   Purchases and Contract Value................................................  Purchase Period; Surrender of Account
                                                                                    Value
11.   Redemptions.................................................................  Surrender of Account Value
12.   Taxes.......................................................................  Federal Taxes Matters
13.   Legal Proceedings...........................................................  Legal Proceedings
14.   Table of Contents of Statement of Additional Information....................  Table of Contents of
                                                                                    Statement of Additional Information



                 PART B -- STATEMENT OF ADDITIONAL INFORMATION

Certain information required in Part B of the Registration Statement has been included within the Prospectus forming part of this Registration Statement; the following cross-references suffixed with a "P" are made by reference to the captions in the Prospectus.


                    ITEM NUMBER
                    IN FORM N-4                                      CAPTION
--------------------------------------------------- ----------------------------------------
15.   Cover Page...................................  Cover Page
16.   Table of Contents............................  Table of Contents
17.   General Information and History..............  General Information (P); Fixed Account
                                                     Option (P); Variable Account Option(s)
                                                     (P)
18.   Services.....................................  General Information (P); Experts
19.   Purchase of Securities Being Offered.........  Purchase Period (P)
20.   Underwriters.................................  Distribution of Variable Annuity
                                                     Contracts; General Information (P)
21.   Calculation of Performance Data..............  Not Applicable
22.   Annuity Payments.............................  Payout Period (P); Purchase Unit Value;
                                                     Payout Payments
23.   Financial Statements.........................  General Information (P); Experts

                                     PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

The Variable Annuity Life Insurance Company
Separate Account A

Units of Interest under Group Unit Purchase and
Group Fixed and Variable Deferred Annuity Contracts
GUP and GTS-VA


Prospectus                                                       May 1, 2018


Group Unit Purchase Contracts, or GUP, and Group Variable Annuity Deferred Contracts, or GTS-VA (the "Contracts"), consist of flexible and single Purchase Payment group fixed and variable deferred annuity contracts that are offered by The Variable Annuity Life Insurance Company ("VALIC") to Participants in certain employer sponsored qualified retirement plans. The Contracts may be available to you when you participate in a retirement program that qualifies for deferral of federal income taxes. The Contracts described in this prospectus were formerly offered through Separate Account One and Separate Account Two of VALIC.

The Contracts permit you to invest in and receive retirement benefits in the Fixed Account Option and the Variable Account Option described in this prospectus. The Variable Account Option invests in the Stock Index Fund, a separate portfolio of VALIC Company I.


Any guarantees under the Contract, including the death benefit, that exceed the value of your interest in the VALIC Separate Account A ("Separate Account") are paid from our general account (and not the Separate Account). Therefore, any amounts that we may pay under the Contract in excess of your interest in the Separate Account are subject to our financial strength and claims-paying ability and our long-term ability to make such payments.


This prospectus provides information employers and Participants should know before investing in the Contracts and will help Participants make decisions for selecting various investment options and benefits. Please read and retain this prospectus for future reference.


A Statement of Additional Information ("SAI"), dated May 1, 2018, contains additional information about the Contracts and is part of this prospectus. For a free copy call 1-800-428-2542. The table of contents for the SAI is shown at the end of this prospectus. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's Internet web site (http://www.sec.gov).


Investment in the Contracts is subject to risk that may cause the value of the owner's investment to fluctuate, and when the Contracts are surrendered, the value may be higher or lower than the Purchase Payments.

The SEC has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents


                                                                  Page
                                                                  ----
          Glossary of Terms......................................   1

          Fee Tables.............................................   2

          Selected Purchase Unit Data............................   3

          Summary................................................   3

          General Information....................................   5
             About the Contracts.................................   5
             About VALIC.........................................   5
             American Home Assurance Company.....................   5
             About VALIC Separate Account A......................   6
             Units of Interest...................................   6
             Distribution of the Contracts.......................   6
             Administration of the Contracts.....................   6

          Fixed Account Option...................................   7

          Variable Account Option................................   7

          Purchase Period........................................   8
             Account Establishment...............................   8
             When Your Account Will be Credited..................   9
             Purchase Units......................................   9
             Calculation of Value for Fixed Account Option.......   9
             Calculation of Value for Variable Account
               Option............................................   9
             Stopping Purchase Payments..........................  10

          Transfers Between Investment Options...................  10
             During the Purchase Period - Policy Against Market
               Timing and Frequent Transfers.....................  10
             Communicating Transfer or Reallocation
               Instructions......................................  11
             Effective Date of Transfer..........................  11
             Transfers During the Payout Period..................  11

          Fees and Charges.......................................  11
             Sales and Administrative Charge.....................  11
             Premium Tax Charge..................................  12
             Separate Account Charges............................  12
             Other Charges.......................................  12
             Reduction from Total Expenses.......................  13


                                                                  Page
                                                                  ----
          Payout Period..........................................  13
             Fixed Payout........................................  13
             Assumed Investment Rate.............................  13
             Variable Payout.....................................  14
             Combination Fixed and Variable Payout...............  14
             Partial Annuitization...............................  14
             Payout Date.........................................  14
             Payout Options......................................  15
             Level Payments Option...............................  15
             Payout Information..................................  15

          Surrender of Account Value.............................  16
             When Surrenders Are Allowed.........................  16
             Surrender Process...................................  16
             Amount That May Be Surrendered......................  17
             Surrender Restrictions..............................  17
             Partial Surrenders..................................  17

          Exchange Privileges....................................  17

          Death Benefits.........................................  17
             The Process.........................................  17
             Beneficiary Information.............................  18
             During the Purchase Period..........................  18
             During the Payout Period............................  18

          Other Contract Features................................  19
             Changes That May Not Be Made........................  19
             Change of Beneficiary...............................  19
             Cancellation - The "Free Look" Period...............  19
             We Reserve Certain Rights...........................  19
             Relationship to Employer's Plan.....................  20
             Assigning Your Contract.............................  20

          Voting Rights..........................................  20
             Who May Give Voting Instructions....................  20
             Determination of Fund Shares Attributable to Your
               Account...........................................  20
             How Fund Shares Are Voted...........................  20

          Federal Tax Matters....................................  21
             Type of Plans.......................................  21
             Tax Consequences in General.........................  21

          Legal Proceedings......................................  23

          Financial Statements...................................  24

          Table of Contents of Statement of Additional
            Information..........................................  24

Glossary of Terms

Unless otherwise specified in this prospectus, the words "we," "us," "our," "Company," and "VALIC" mean The Variable Annuity Life Insurance Company and the words "you" and "your" mean the Participant. Other specific terms we use in this prospectus are:

Account Value - the total sum of your Fixed Account Option and/or Variable Account Option that has not yet been applied to your Payout Payments.

Annuitant - the individual (in most cases, you) to whom Payout Payments will be paid.

Assumed Investment Rate - the rate used to determine your first monthly Payout Payment per thousand dollars of account value in your Variable Account Option.

Beneficiary - the individual designated to receive Payout Payments upon the death of the Annuitant.

Business Day - any weekday that the New York Stock Exchange ("NYSE") is open for trading. Normally, the NYSE is open Monday through Friday through 4:00 p.m. Eastern time ('Market Close"). On holidays or other days when the NYSE is closed, such as Good Friday, the Company is not open for business.

Contract Owner - the individual or entity to whom the Contract is issued. For a group Contract, the Contract Owner will be the employer purchasing the Contract for a retirement plan.

Division - the portion of the Separate Account invested in a particular Mutual Fund. Each Division is a sub-account of VALIC Separate Account A.

Fixed Account Option - an account that is guaranteed to earn at least a minimum rate of interest while invested in VALIC's general account.

Home Office - located at 2929 Allen Parkway, Houston, Texas 77019.

Mutual Fund or Fund - the investment portfolio(s) of a registered open-end management investment company, which serves as the underlying investment vehicle for each Division represented in VALIC Separate Account A.

Participant - the individual (in most cases, you) who makes Purchase Payments or for whom Purchase Payments are made.

Participant Year - a 12 month period starting with the issue date of a Participant's Contract certificate and each anniversary of that date.

Payout Payments - annuity payments withdrawn in a steady stream during the Payout Period.

Payout Period - the time when you begin to withdraw your money in Payout Payments. This may also be called the "Annuity Period."

Payout Unit - a measuring unit used to calculate Payout Payments from your Variable Account Option. Payout Units measure value, which is calculated just like the Purchase Unit value for each Variable Account Option except that the initial Payout Unit includes a factor for the Assumed Investment Rate selected. Payout Unit values will vary with the investment experience of the VALIC Separate Account A Division.

Proof of Death - a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC.

Purchase Payments - an amount of money you or your employer pay to VALIC to receive the benefits of a Contract.

Purchase Period - the accumulation period or time between your first Purchase Payment and the beginning of your Payout Period (or surrender).

Purchase Unit - a unit of interest owned by you in your Variable Account Option.

Systematic Withdrawals - payments withdrawn on a regular basis during the Purchase Period.

VALIC Separate Account A or Separate Account - a segregated asset account established by VALIC under the Texas Insurance Code. The purpose of the VALIC Separate Account A is to receive and invest your Purchase Payments and Account Value in the Variable Account Option, if selected.

Variable Account Option - investment options that correspond to Separate Account Divisions offered by the Contracts.

Fee Tables

The following tables describe the fees and expenses that you may pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

                                                                   GUP     GTS-VA
                                                                Contracts Contracts
-                                                               --------- ---------
Contract Owner/Participant Transaction Expenses................
Maximum Sales and Administrative Charge........................
(as a percentage of Purchase Payments).........................    5.00%     5.00%
Maximum Loan Application Fee (per loan)........................  $   60    $   60
State Premium Taxes (as a percentage of the amount annuitized).   0-3.5%    0-3.5%

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including the Variable Account Option fees and expenses.

Separate Account Annual Expenses                                                     GUP     GTS-VA
(as a percentage of average daily account value invested in the Separate Account  Contracts Contracts
--------------------------------------------------------------------------------  --------- ---------
                     Mortality and Expense Risk Fee..............................   1.00%     0.70%/(1)/
                     Total Separate Account Expenses /(2)/.......................   1.00%     0.70%

/(1)/The Mortality and Expense Risk Fee may vary depending upon the total assets attributable to the GTS-VA Contracts but will never exceed 0.70%. See footnote (2) below and "Fees and Charges- Separate Account Charges" for more information.

/(2)/The Company has agreed to a permanent guaranteed expense limitation on the Total Separate Account Expenses for the GUP Contracts and the GTS-VA Contracts. Pursuant to the expense limitation, the Company will limit the Total Separate Account Expenses to the extent necessary so that the sum of the Mortality and Expense Risk Fee and the Total Annual Mutual Fund Operating Expenses of the VALIC Company I Stock Index Fund does not exceed the following annual rates:

   . For the GUP Contracts: 1.42% of total net assets in the Separate Account attributable to the GUP Contracts; and

   . For the GTS-VA Contracts: 0.70% of the total net assets in the Separate Account attributable to the GTS-VA Contracts.


For the year ending December 31, 2017, the Total Separate Account Expenses after expense waivers for the GUP Contracts and GTS-VA Contracts were 1.00% and 0.36%, respectively, as a percentage of average net assets invested in the Separate Account. For additional information, see "Fees and Charges - Reduction from Total Expenses."

The next table shows the total operating expenses charged by the VALIC Company I Stock Index Fund for the year ended December 31, 2017. Expenses may be higher or lower in future years. More detail concerning the Fund's fees and expenses is contained in the prospectus for the Fund.



Total Annual Mutual Fund Operating Expenses
-------------------------------------------
(Expenses that are deducted from the assets of VALIC Company I Stock Index Fund, including management fees, distribution and/or service (12b-1) fees, and other expenses)...................................................................... 0.34%


Example

This example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Separate Account annual expenses and the Variable Account Option fees and expenses.

The example assumes that you invest a single Purchase Payment of $10,000 in the Contract for the time periods indicated, less the front end sales charge. The example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses for a Variable Account Option. The example does not include the effect of premium taxes upon annuitization, which, if reflected, would result in higher costs. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If you surrender, annuitize, or do not surrender your Contract at the end of the applicable time period:


                    Contract 1 Year 3 Years 5 Years 10 Years
                    -------- ------ ------- ------- --------
                     GUP....  $580   $856   $1,152   $1,995
                     GTS-VA.  $518   $663   $  821   $1,281


Note: This example should not be considered representative of past or future expenses for VALIC Separate Account A or for the Stock Index Fund. Actual expenses may be greater or less than those shown above. Similarly, the 5% annual rate of return assumed in the example is not an estimate or guarantee of future investment performance.

Selected Purchase Unit Data

Purchase Units shown are for a Purchase Unit outstanding throughout the year.


                                                    Number of
                                           Unit       Units
                 Fund         Unit Value  Value   Outstanding at
                 Name    Year   at 1/1   at 12/31     12/31
                 ----    ---- ---------- -------- --------------
                 Stock Index Fund (Division 10A) (GUP Contracts)
                         2017   45.262    54.409    2,195,823
                         2016   40.965    45.262    2,423,610
                         2015   40.946    40.965    2,696,973
                         2014   36.509    40.946    3,001,516
                         2013   27.954    36.509    3,396,561
                         2012   24.430    27.954    3,791,783
                         2011   24.234    24.430    4,311,896
                         2010   21.342    24.234    4,854,757
                         2009   17.086    21.342    5,426,129
                         2008   27.485    17.086    6,221,690


                                                      Number of
                                            Unit        Units
                 Fund         Unit Value   Value    Outstanding at
                 Name   Year    at 1/1    at 12/31      12/31
                 ----   ----  ----------  --------  --------------
                 Stock Index Fund (Division 10B) (GTS-VA Contracts)
                        2017    81.656     98.816      127,995
                        2016    73.412     81.656      139,447
                        2015    72.887     73.412      150,565
                        2014    64.553     72.887      172,564
                        2013    48.562     64.553      190,252
                        2012    42.275     48.562      203,700
                        2011    41.470     42.275      226,142
                        2010    36.519     41.470      254,532
                        2009    29.065     36.519      283,500
                        2008    46.495     29.065      342,835


Summary

A summary of the Contracts' major features is presented below. For a more detailed discussion of the Contracts, please read the entire prospectus carefully.

Fixed and Variable Options

The Contracts offer a choice of one Variable Account Option and one Fixed Account Option.

Fixed Account Option

Fixed Account Plus - invests in the general account assets of the Company. This account provides fixed-return investment growth for the long-term. It is credited with interest at rates set by VALIC. The account is guaranteed to earn at least a minimum rate of interest. There are limitations on transfers out of this option.

Variable Account Option

Stock Index Fund - seeks long-term capital growth through investments in common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P 500(R) Index.

Adviser: VALIC. Sub-adviser: SunAmerica Asset Management LLC ("SunAmerica"). SunAmerica is affiliated with VALIC due to common parent company ownership.

Details about the investment objective and strategy of the Stock Index Fund can be found in the section of the prospectus entitled "Variable Account Option," and also in the current VALIC Company I prospectus, available at www.valic.com (or call 1-800-428-2542).

Guaranteed Death Benefit

The Contract offers a death benefit upon death of the Annuitant during the Purchase Period equal to the greater of Account Value or Purchase Payments reduced by withdrawals.

Transfers

There is no charge to transfer your money between the Variable Account Option and the Fixed Account Option during the Purchase Period. For more information on account transfers, see the "Transfers Between Investment Options" section in this prospectus.

Fees and Charges

Sales and Administrative Charges. Generally, a Sales and Administrative Charge of up to 5.00% will be deducted from Purchase Payments. See "Fees and Charges - Sales and Administrative Charge."

Premium Tax Charge. Premium taxes ranging from zero to 3.5% are currently imposed by certain states and municipalities. For a detailed discussion on timing and deduction of premium taxes see the section of this prospectus entitled "Fees and Charges - Premium Tax Charge."

Separate Account Charges. For GUP Contracts, if you choose the Variable Account Option you will incur a mortality and expense risk fee computed at an aggregate annualized rate of 1.00% on the average daily net asset value of VALIC Separate Account A. For GTS-VA Contracts, if you choose the Variable Account Option you will incur a mortality and expense risk fee at an annual rate which will vary based on the average daily net assets in your group's plan attributable to the Contracts. The Total Separate Account Expense for the Contracts also is subject to a contractual expense limitation. See "Fees and Charges - Separate Account Charges" in this prospectus.

Payout Options

When you withdraw your money, you can select from several payout options: an annuity (which guarantees payment for as long as you live), periodic withdrawals and systematic withdrawals. More information on payout options can be found in the "Payout Period" section of this prospectus.

Federal Tax Information

Although deferred annuity contracts such as these Contracts can be purchased with after-tax dollars, they are primarily used in connection with retirement programs that already receive favorable tax treatment under federal law.

Annuities, custodial accounts and trusts used to fund tax-qualified retirement plans and programs (such as those established under Internal Revenue Code of 1986, as amended ("Code") sections 403(b) or 401(k) and individual retirement plans ("IRAs")) generally defer payment on taxes and earnings until withdrawal. If you are considering an annuity to fund a tax-qualified plan or program, you should know that an annuity generally does not provide additional tax deferral beyond the tax-qualified plan or program itself. Annuities, however, may provide other important features and benefits such as the income payout option, which means that you can choose to receive periodic payments for the rest of your life or for a certain number of years, and a minimum guaranteed death benefit, which protects your Beneficiaries if you die before you begin the income payout option. Mortality and expense risk fees are charged for these benefits, as described in the "Fees and Charges" section of this prospectus. Before purchasing a deferred annuity for use in a qualified retirement plan or program, you should seek tax advice from your own tax advisor. For a more detailed discussion of these income tax provisions, see "Federal Tax Matters."

Purchase Requirements

For more information on Purchase Payments, refer to the "Purchase Period" section of the prospectus.

GUP Contracts. Under the GUP Contracts, the minimum initial and subsequent Purchase Payments per a Participant in a group is $25 if the entire Purchase Payment is allocated to the Variable Account Option and $30 if the Purchase Payment is split between the Variable Account Option and the Fixed Account Option. In certain group plans, the minimum initial Purchase Payment must be at least $2,000, and subsequent Purchase Payments must be at least $5,000. Under certain plans, the minimum initial and subsequent Purchase Payment amounts for the GUP Contracts may differ or may be waived. See "Purchase Period" in this prospectus.

GTS-VA Contracts. Under the GTS-VA Contracts, the minimum initial and subsequent Purchase Payments is $10,000 per year. This amount may vary depending on the type of plan in which the GTS-VA Contract is offered. See "Purchase Period" in this prospectus.

Cancellation - The "Free Look" Period

The Contract Owner of a group Contract (employer) or individual Contract Owner may cancel a Contract by returning it to the Company within 10 days after it is received. The free look does not apply to Participant certificates except in a limited number of states. To cancel the Contract, the Contract Owner must send a written request for cancellation and return the Contract to us at our Home Office before the end of the "Free Look" period. A refund will be made to the Contract Owner within seven days after receipt of the Contract as required.

Loans

Certain Contracts may offer a tax-free loan provision for tax-qualified Contracts, other than IRAs, which gives you access to your money in the Fixed Account Option (subject to a minimum loan amount of $1,000). The availability of loans is subject to federal and state government regulations, as well as your employer's plan provisions and VALIC policy. Generally, one loan per account will be allowed. Under certain, specific circumstances, a maximum of two loans per account may be allowed. VALIC reserves the right to change this limit. We may charge a loan application fee. Keep in mind that tax laws restrict withdrawals prior to age 59 1/2 and a tax penalty may apply (including on a loan that is not repaid).

General Information

About the Contracts

The Contracts were developed to help you save money for your retirement. A group Contract is a Contract that is purchased by an employer for a retirement plan. The employer and the plan documents will determine how contributions may be made to the Contracts. For example, the employer and plan documents may allow contributions to come from different sources, such as payroll deductions or money transfers. The amount, number, and frequency of your Purchase Payments may also be determined by the retirement plan for which your Contract was purchased. Likewise, the employer's plan may have limitations on partial or total withdrawals (surrenders), the start of annuity payments, and the type of annuity payout options you select.

The Contracts offer one fixed and one variable investment option that you, as a Participant, may choose to invest in to help you reach your retirement savings goals. You should consider your personal risk tolerances and your retirement plan in choosing your investment options.

The retirement savings process with the Contracts will involve two stages: the accumulation Purchase Period, and the annuity Payout Period. The accumulation period is when you make contributions into the Contracts called "Purchase Payments." The Payout Period begins when you decide to annuitize all or a portion of your Account Value. You can select from a wide array of payout options including both fixed and variable payments. For certain types of retirement plans, such as 403(b) plans, there may be statutory restrictions on withdrawals as disclosed in the plan documents. Please refer to your plan document for guidance and any rules or restrictions regarding the accumulation or annuitization periods. For more information, see "Purchase Period" and "Payout Period."

About VALIC

We were originally organized on December 21, 1955 as The Variable Annuity Life Insurance Company of America Incorporated, located in Washington, D.C. We re-organized in the State of Texas on August 20, 1968, as Variable Annuity Life Insurance Company of Texas. The name was changed to The Variable Annuity Life Insurance Company on November 5, 1968. Our main business is issuing and offering fixed and variable retirement annuity contracts, like GUP and GTS-VA. Our principal offices are located at 2929 Allen Parkway, Houston, Texas 77019. We have regional offices throughout the United States.


On August 29, 2001, SunAmerica Financial Group, Inc., formerly American General Corporation ("SAFG"), a holding company and VALIC's indirect parent company, was acquired by American International Group, Inc., a Delaware corporation ("AIG"). As a result, VALIC is an indirect, wholly owned subsidiary of AIG. AIG is a leading global insurance organization. AIG provides a wide range of property and casualty insurance, life insurance, retirement products, and other financial services to commercial and individual customers in more than 80 countries and jurisdictions. AIG common stock is listed on the New York Stock Exchange and the Tokyo Stock Exchange.


More information about AIG may be found in the regulatory filings AIG files from time to time with the SEC at www.sec.gov.

American Home Assurance Company

The information below is applicable to you only if your Contract or Certificate was issued on or before December 29, 2006.

Insurance obligations under Contracts issued by the Company are guaranteed by American Home Assurance Company ("American Home"), an affiliate of the Company. Insurance obligations include, without limitation, Contract value invested in any available fixed account option, death benefits and income options. The guarantee does not guarantee Contract value or the investment performance of the Variable Account Option available under the Contracts. The guarantee provides that the Company's Contract owners can enforce the guarantee directly.

American Home Assurance Company provided notice of termination of the General Guarantee Agreement dated March 3, 2003 (the "Guarantee") with respect to contracts issued by VALIC. The Guarantee terminated on December 29, 2006 at 4:00 p.m. Eastern Time ("Point of Termination"). Pursuant to its terms, the Guarantee will not apply to any group or individual contract or certificate issued after the Point of Termination. The Guarantee will remain in effect for any contract or certificate issued prior to the Point of Termination until all insurance obligations under such contracts or certificates are satisfied in full. As described in the prospectus, VALIC will continue to remain obligated under all of its contracts and certificates, regardless of issue date, in accordance with the terms of those contracts and certificates.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of AIG.

About VALIC Separate Account A

When you direct money to the Contract's Variable Account Option, you will be sending that money through VALIC Separate Account A. You do not invest directly in the Stock Index Fund. VALIC Separate Account A invests in the Stock Index Fund on behalf of your account. VALIC acts as self-custodian for the Mutual Fund shares owned through the Separate Account. VALIC Separate Account A is made up of what we call "Divisions." Each Division invests in a different mutual fund. For example, Division Ten represents and invests in the (VALIC Company I) Stock Index Fund. The earnings (or losses) of each Division are credited to (or charged against) the assets of that Division, and do not affect the performance of the other Divisions of VALIC Separate Account A.

VALIC established VALIC Separate Account A on July 25, 1979 under Texas insurance law. VALIC Separate Account A is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended, (the "1940 Act"). Units of interest in VALIC Separate Account A are registered as securities under the Securities Act of 1933, as amended (the "1933 Act").

VALIC Separate Account A is administered and accounted for as part of the Company's business operations. However, the income, capital gains or capital losses, whether or not realized, of each Division of VALIC Separate Account A are credited to or charged against the assets held in that Division without regard to the income, capital gains or capital losses of any other Division or arising out of any other business the Company may conduct. In accordance with the terms of the Contracts, VALIC Separate Account A may not be charged with the liabilities of any other Company operation. As stated in the Contracts, the Texas Insurance Code requires that the assets of VALIC Separate Account A attributable to the Contracts be held exclusively for the benefit of the Contract Owner, Participants, Annuitants, and Beneficiaries of the Contracts. The commitments under the Contracts are VALIC's, and AIG and SAFG have no legal obligation to back these commitments.

Units of Interest

Your investment in a Division of VALIC Separate Account A is represented by units of interest issued by VALIC Separate Account A. On a daily basis, the units of interest issued by VALIC Separate Account A are revalued to reflect that day's performance of the underlying mutual fund minus any applicable fees and charges to VALIC Separate Account A.

Distribution of the Contracts

The principal underwriter and distributor for VALIC Separate Account A is AIG Capital Services, Inc. ("ACS" or "Distributor"). ACS, an affiliate of the Company, is located at 21650 Oxnard Street, Suite 750, Woodland Hills, CA 91367-4997. For more information about the Distributor, see "Distribution of Variable Annuity Contracts" in the SAI.


The Contracts are no longer offered to new plans but may available to participants in plans with an existing Contract Previously, the Contracts were sold by licensed insurance agents who were registered representatives of broker-dealers, who were members of FINRA. For more information about the distributor, see "Distribution of Variable Annuity Contracts" in the SAI.


VALIC no longer pays commissions to financial advisors for sales or subsequent Purchase Payments made into the Contracts. In addition, the Company and the Distributor no longer enter into marketing and/or sales agreements with broker-dealers regarding the promotion and marketing of the Contracts.

Administration of the Contracts

VALIC is responsible for the administrative servicing of your contract. Please contact the Annuity Service Center at 1-800-448-2542, if you have any comments, questions or service requests.

Business Disruption and Cyber Security Risks. VALIC relies heavily on interconnected computer systems and digital data to conduct its variable product business activities. Because VALIC's business is highly dependent upon the effective operation of its computer systems and those of its business partners, VALIC's business is vulnerable to disruptions from physical disruptions and utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting VALIC, the underlying Funds, intermediaries and other affiliated or third-party service providers, as well as our distribution partners, may adversely affect VALIC and your Contract value. For instance, systems failures and cyber-attacks may interfere with the processing of Contract transactions, including the processing of orders from VALIC's website, our distribution partners, or with the underlying Funds, impact VALIC's ability to calculate Purchase Unit Values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject VALIC and/or its service providers, distribution partners and other intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying Funds invest, which may cause the Funds underlying your Contract to lose value. There can be no assurance that VALIC, our distribution partners or the underlying Funds or VALIC's service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.


Fixed Account Option

The Contracts offer one Fixed Account Option ("Fixed Account Plus") that is a part of the general account assets of the Company. These assets are invested in accordance with applicable state regulations to provide fixed-rate earnings and guarantees safety of the principal. The guarantee is backed by the claims-paying ability of the Company, and not the Separate Account. This account is guaranteed to earn at least a minimum rate of interest, as disclosed in your Contract, and interest is paid at a declared rate. Certain limitations may also apply. See "Transfers Between Investment Options." The Fixed Account Option is not subject to regulation under the 1940 Act and is not required to be registered under The Securities Act of 1933, as amended. As a result, the SEC has not reviewed data in this prospectus that relates to the Fixed Account Option. However, federal securities law does require such data to be accurate and complete.

Money allocated to the Fixed Account Option goes into VALIC's general account. The general account consists of all of VALIC's assets, other than assets attributable to a separate account. All of the assets in the general account are chargeable with the claims of any VALIC contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws. Purchase Payments and interest earned on such amounts in your Fixed Account Option will be paid regardless of the investment results experienced by VALIC's general assets. Thus, we bear the entire investment risk for the Fixed Account Option.

Variable Account Option

The Contracts enable you to participate in a Division that represents a Variable Account Option. Certain limitations may also apply. See "About VALIC Separate Account A" in this prospectus. The Division represents and invests, through VALIC's Separate Account A, in a specific portfolio of VALIC Company I. VALIC Company I serves as the investment vehicle for the Contracts.

VALIC Company I is registered as an open-end, management investment company and is regulated under the 1940 Act. For more detailed information about the Stock Index Fund option, including investment strategy and risks, you should refer to the VALIC Company I prospectus. Copies are available online at www.valic.com or you may call 1-800-428-2542. Please read the prospectus carefully before investing.

Stock Index Fund

Investment objective: Seeks long-term capital growth through investment in common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P 500(R) Index. Adviser:
VALIC. Sub-adviser: SunAmerica.


SunAmerica is affiliated with the adviser, VALIC, due to common ownership. "Standard & Poor's(R)," "S&P," and "S&P 500(R)" are trademarks of Standard & Poor's ("S&P"). The Stock Index Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in this Fund.

Purchase Period

The Purchase Period begins when your first Purchase Payment is made and continues until you begin your Payout Period. This period may also be called the accumulation period, as you save for retirement. Changes in the value of the Fixed and Variable Account Option are reflected in your overall Account Value. Thus, your investment choices and their performance will affect the total Account Value that will be available for the Payout Period. The amount, number, and frequency of Purchase Payments may be determined by the retirement plan for which the Contract was purchased. The Purchase Period will end upon death, upon surrender, or when you complete the process to begin the Payout Period.

Account Establishment

You must establish an account through a financial advisor. Initial Purchase Payments must be received by VALIC either with, or after, a completed application. Your employer is usually responsible for remitting Purchase Payments to us. The employer is responsible for furnishing instructions to us (a premium flow report) as to the amount being applied to your account (see below).

The maximum single payment that may be applied to any account without prior Home Office approval is $750,000.00. Minimum initial and subsequent Purchase Payments are as follows:

Contract Type                                    Initial Payment                          Subsequent Payment
-------------                        ----------------------------------------- -----------------------------------------
GUP Contracts issued under                            $2,000                                    $5,000
Section 401 of the Code
All other GUP Contracts              $30 (with a $12 minimum allocated to the  $30 (with a $12 minimum allocated to the
                                     Variable Account Option) or $25 if the    Variable Account Option) or $25 if the
                                     entire Purchase Payment amount is to be   entire Purchase Payment amount is to be
                                     allocated to the Variable Account Option  allocated to the Variable Account Option
                                     only                                      only
GTS-VA Contracts issued under                        $10,000                                   $10,000
Sections 401 and 403(b) of the Code
All other GTS-VA Contracts                          No minimum                                No minimum

Purchase Payment minimums apply to each Purchase Payment made. For the GUP Contracts, VALIC may occasionally waive the Minimum Initial and Subsequent Purchase Payment amounts for group plans established for employers with 500 or more employees.

When an initial Purchase Payment is accompanied by an application we will promptly:

   . Accept the application and establish your account. We will also apply your Purchase Payment by crediting the amount, on the date we accept your application, to the Fixed or Variable Account Option selected;

   .   Reject the application and return the Purchase Payment; or

   . Request additional information to correct or complete the application. In the case of an individual variable annuity Contract, we will return the Purchase Payments within 5 Business Days if the requested information is not provided, unless you otherwise so specify. Once you provide us with the requested information, we will establish your account and apply your Purchase Payment, on the date we accept your application, by crediting the amount to the Fixed or Variable Account Option selected.

If we receive Purchase Payments from your employer before we receive your completed application or enrollment form, we will not be able to establish a permanent account for you. If this occurs, we will take one of the following actions:

   . Return Purchase Payments. If we do not have your name, address or Social Security Number ("SSN"), we will return the Purchase Payment to your employer unless this information is immediately provided to us; or

   . Employer-Directed Account. If we have your name, address and SSN and we have an Employer-Directed Account Agreement with your employer, generally we will deposit your Purchase Payment in an "Employer-Directed" account invested in the Fixed Account Option. You may not transfer these amounts until VALIC has received a completed application or enrollment form.

If mandated under applicable law, we may be required to reject a Purchase Payment. We may also be required to block a Contract Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.

When Your Account Will be Credited

Depending on your retirement plan, Purchase Payments may be made by your employer for your account or by you for an IRA. It is the employer's or the individual's responsibility to ensure that the Purchase Payment can be promptly posted to the appropriate account(s).

A Purchase Payment must be "in good order" before it can be posted to your account. "In good order" means that all required information and/or documentation has been supplied and that the funds (check, wire, or ACH) clearly identify the individual SSN or group number to which they are to be applied. To ensure efficient posting for Employer Directed accounts, Purchase Payment information must include complete instructions, including the group name and number, each employee's name and SSN, contribution amounts (balanced to the penny for the total purchase) and the source of the funds (for example, employee voluntary, employer mandatory, employer match, transfer, rollover or a contribution for a particular tax year). Purchase Payments for individual accounts must include the name, SSN, and the source of the funds (for example, transfer, rollover, or a contribution for a particular tax year).

If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt. Purchase Payments in good order received after Market Close will be credited the next Business Day.

Please note that if the Purchase Payment is not in good order, the employer or individual will be notified promptly. No amounts will be posted to any accounts until all issues with the Purchase Payment have been resolved. If a Purchase Payment is not received in good order, the purchase amounts will be posted effective the date all required information is received.

Purchase Units

A Purchase Unit is a unit of interest owned by you in your Variable Account Option. Purchase Unit values are calculated each Business Day following the close of regular trading of the NYSE, normally Market Close. Purchase Units may be shown as "Number of Shares" and the Purchase Unit values may be shown as "Share Price" on some account statements. See "Purchase Unit Value" in the SAI for more information and an illustration of the calculation of the unit value.

Calculation of Value for the Fixed Account Option

You may allocate all or a portion of your Purchase Payments to the Fixed Account Option listed in this prospectus as permitted by your retirement program. A complete discussion of the Fixed Account Option may be found in the "Fixed Account Option" section in this prospectus. The value of your Fixed Account Option is calculated on a given Business Day as shown below:


                 The value of your Fixed Account Option
             =   (equals)
                 All Purchase Payments made to the Fixed Account
                 Option
             +   (plus)
                 Amounts transferred from the Variable Account Option to the Fixed Account Option
             +   (plus)
                 all interest earned
             -   (minus)
                 Amounts transferred or withdrawn from Fixed Account
                 Option (including applicable fees and charges).




Calculation of Value for the Variable Account Option

You may allocate all or a portion of your Purchase Payments to the Variable Account Option listed in this prospectus as permitted by your retirement program. A complete discussion of the Variable Account Option may be found in the "Variable Account Option" section in this prospectus. Based upon the Variable Account Option's Purchase Unit value your account will be credited with the applicable number of Purchase Units. If the Purchase Payment is in good order as described and is received by Market Close, the appropriate account(s) will be credited the Business Day of receipt and will receive that Business Day's Purchase Unit value. Purchase Payments in good order received after Market Close will be credited the next Business Day and will receive the next Business Day's Purchase Unit value. The Purchase Unit value of the Variable Account Option will change each Business Day depending upon the investment performance of the Stock Index Fund (which may be positive or negative) and the deduction of the separate account charges. See "Fees and Charges." Because Purchase Unit values change each Business Day, the number of Purchase Units your account will be credited with for subsequent Purchase Payments will vary. The Variable Account Option bears its own investment risk. Therefore, the value of your account may be worth more or less at retirement or withdrawal.

Stopping Purchase Payments

Purchase Payments may be stopped at any time. Purchase Payments may be resumed at any time during the Purchase Period. The value of the Purchase Units will continue to vary, and your Account Value will continue to be subject to charges. The Account Value will be considered surrendered when you begin the Payout Period. You may not make Purchase Payments during the Payout Period.

If both your Account Value and Purchase Payments (less any withdrawals) fall below $300, and you do not make any Purchase Payments for at least a two year period, we may close the account and pay the Account Value to the Participant. We will not assess a surrender charge in this instance. Any such account closures will be subject to applicable distribution restrictions under the Contract and/or under your employer's plan.

Transfers Between Investment Options

You may transfer all or part of your Account Value between the various Fixed and Variable Account Options in the Contract without a charge. Transfers may be made during the Purchase Period or during the Payout Period, subject to certain restrictions. We reserve the right to limit the number, frequency (minimum period of time between transfers) or dollar amount of transfers you can make and to restrict the method and manner of providing or communicating transfers or reallocation instructions. You will be notified of any changes to this policy through newsletters or information posted online at www.valic.com. Your employer's plan may also limit your rights to transfer.

During the Purchase Period - Policy Against Market Timing and Frequent Transfers

VALIC has a policy to discourage excessive trading and market timing. Our investment options are not designed to accommodate short-term trading or "market timing" organizations, or individuals engaged in certain trading strategies, such as programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of a mutual fund. These trading strategies may be disruptive to mutual funds by diluting the value of the fund shares, negatively affecting investment strategies and increasing portfolio turnover. Excessive trading also raises fund expenses, such as recordkeeping and transaction costs, and harms fund performance. Further, excessive trading of any amount, including amounts less than $5,000, harms fund investors, as the excessive trader takes security profits intended for the entire fund, in effect forcing securities to be sold to meet redemption needs. The premature selling and disrupted investment strategy causes the fund's performance to suffer, and exerts downward pressure on the fund's price per share.

Accordingly, VALIC implemented certain policies and procedures intended to hinder short-term trading. If the Contract Owner sells Purchases Units in a Variable Account Option valued at $5,000 or more, whether through an exchange, transfer, or any other redemption, the Contract Owner will not be able to make a purchase of $5,000 or more in that same Variable Account Option for 30 calendar days.

This policy applies only to investor-initiated trades of $5,000 or more, and does not apply to the following:

   .   Plan-level or employer-initiated transactions;

   .   Purchase transactions involving transfers of assets or rollovers;

   . Retirement plan contributions, loans, and distributions (including hardship withdrawals);

   .   Roth IRA conversions or IRA recharacterizations;

   .   Systematic purchases or redemptions;

   .   Systematic account rebalancing; or

   .   Trades of less than $5,000.

As described in a fund's prospectus and statement of additional information, in addition to the above, fund purchases, transfers and other redemptions may be subject to other investor trading policies, including redemption fees, if applicable. Certain Funds may set limits on transfers in and out of a Fund within a set time period in addition to or in lieu of the policy above. Also, an employer's benefit plan may limit an investor's rights to transfer.

We intend to enforce these investor trading policies uniformly. We make no assurances that all the risks associated with frequent trading will be completely eliminated by these policies and/or restrictions. If we are unable to detect or prevent market timing activity may result in additional transaction costs for the Variable Account Option and dilution of long-term performance returns. Thus a Contract Owner's account value may be lower due to the effect of the extra costs and resultant lower performance. We reserve the right to modify these policies at any time.
The Fixed Account Option is subject to additional restrictions:


Fixed Account Option  % of Account Value Frequency     Other Restrictions
--------------------  ------------------ --------- ---------------------------
Fixed Account Plus:       Up to 100%     Any time  Available if your Account
                                                   Value is less than or equal
                                                   to $500.


Communicating Transfer or Reallocation Instructions

Transfer instructions may be given by telephone, through the Internet (VALIC Online), using the self-service automated phone system (VALIC by Phone), or in writing. We encourage you to make transfers or reallocations using VALIC Online or VALIC by Phone for most efficient processing. We will send a confirmation of transactions to the Participant within five days from the date of transaction. It is your responsibility to verify the information shown and notify us of any errors within 30 calendar days of the transaction.

Generally, no one may give us telephone instructions on your behalf without your written or recorded verbal consent. Financial advisors or authorized broker-dealer employees who have received client permission to perform a client-directed transfer of value via the telephone or Internet will follow prescribed verification procedures.

When receiving instructions over the telephone or online, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or online. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.

Effective Date of Transfer

The effective date of a transfer will be:

   . The date of receipt, if received in our Home Office before Market Close; otherwise,

   .   The next date values are calculated.

We will send a confirmation of transactions to the Participant within five days from the date of the transaction. It is your responsibility to verify the information shown and notify us of any errors within 30 calendar days of the transaction.

Transfers During the Payout Period

During the Payout Period, transfer instructions must be given in writing and mailed to our Home Office. Transfers may be made from Variable Account Option once every 365 days. Transfers are not permitted from the Fixed Account Option at any time during the Payout Period.

Fees and Charges

By investing in GUP or GTS-VA, you may be subject to four basic types of fees and charges, applied to the Fixed and Variable Account Option:

   .   Sales and Administrative Charge

   .   Premium Tax Charge

   .   Separate Account Charges

   .   Other Tax Charges

These fees and charges are applied to the Fixed and Variable Account Options in proportion to the Account Value as explained below. Unless we state otherwise, we may profit from these fees and charges. For additional information about these fees and charges, see the "Fee Tables."

Sales and Administrative Charge

When you make a Purchase Payment to your account, you may be subject to a Sales and Administrative Charge that will be deducted from the amount of your Purchase Payment. The Sales and Administrative Charge will be deducted from the GUP Contracts as follows:

Aggregate Gross          Deduction as a Percentage   Deduction as a Percentage of
Purchase Payments /(1)/  of Purchase Payments /(2)/  Net Purchase Payments /(3)/
----------------------   -------------------------   ----------------------------
    First $5,000                  5.00%                         5.26%
    Next $5,000                   4.00%                         4.17%
    Next $5,000                   3.50%                         3.36%
    Over $15,000                  3.00%                         3.09%


/(1)/The Aggregate Gross Purchase Payments is the entire amount that you pay to the Company under a Contract.

/(2)/We will only deduct 2% (1.4% administrative expenses and 0.6% sales expenses) from single one-time Purchase Payments, except when the single one-time Purchase Payment is transferred from other Company annuity contracts for which no deduction is made. Any subsequent Purchase Payments made after a single one-time Purchase Payment will be subject to the deduction as described above with the lump sum included in the Aggregate Gross Purchase Payment.

/(3)/The Gross Purchase Payment amount minus the deduction for Sales and Administrative Expenses is the amount of the Net Purchase Payment.

If you are a full-time sales representative of VALIC, and have been employed by VALIC for 90 days or more, then you may participate in a GUP Contract with no Sales and Administrative Charge.

If your Contract is unallocated, then the Sales and Administrative Charge will be 2% for each Purchase Payment.

Premium Tax Charge

Premium taxes are imposed by some states, cities, and towns. The rate will range from 0% to 3.5%, depending on whether the Contract is qualified or nonqualified. Such tax will be deducted from the Account Value when annuity payments are to begin. We will not profit from this charge. If you are in a GUP deposit administration contract, then your premium taxes will be added to payout rates when you are added to a group plan, and not deducted from Purchase Payments.

Separate Account Charges

There will be a mortality and expense risk fee applied to VALIC Separate Account A.

For GUP Contracts, this is a daily charge at an annualized rate of 1.00% on the average daily net asset value of your investment in VALIC Separate Account A. For GTS-VA Contracts, this is a daily charge at an annualized rate, as follows:

   .   0.85% on the first $10,000,000,

   .   0.425% on the next $90,000,000, and

   .   0.21% on assets over $100,000,000,

on the average daily net asset value of your plan's investment in VALIC Separate Account A. The mortality and risk fee for the GTS-VA Contracts may be reduced as a result of a guaranteed contractual expense limitation. See "Fees and Charges - Reduction from Total Expenses" below.

This charge is guaranteed and cannot be increased by the Company. The mortality and expense risk fee is to compensate the Company for assuming mortality and expense risks under the Contracts. The mortality risk that the Company assumes is the obligation to provide payments during the Payout Period for your life no matter how long that might be. In addition, the Company assumes the obligation to pay during the Purchase Period a death benefit which may be higher than your Account Value. For more information about the death benefit see the "Death Benefit" section of this prospectus. The expense risk is our obligation to cover the cost of issuing and administering the Contracts, no matter how large the cost may be. Separate Account Charges are not applied to Variable Investment Options during the Payout Period. For more information about the mortality and expense risk fee, see the Fee Tables in this prospectus.

Other Charges

We reserve the right to charge for certain taxes (in addition to premium taxes) that we may have to pay. This could include federal income taxes. Currently, no such charges are being made.

Fees for plan services provided by parties other than VALIC or its affiliates maybe assessed to participant accounts upon the direction of authorization of a plan representative. Additional fees may be withdrawn from client accounts in accordance with a client's independent investment advisory contract. Such withdrawals will be identified on applicable participant account reports or client statements.

Plan loans from the Fixed Account Option may be allowed by your employer's plan. Refer to your plan for a description of charges and other information concerning plan loans. We reserve the right to charge a fee of up to $60 per loan, if permitted under state law, and to limit the number of outstanding loans.

Reduction from Total Expenses

When the Company reorganized its separate accounts in 1987, merging VALIC Separate Account One and VALIC Separate Account Two into VALIC Separate Account A, the Company guaranteed that the fees and charges would not be greater as a result of this reorganization. Endorsements added to the Contracts provide that certain Annual Fund Operating Expenses and the Separate Account Annual Expenses will not be higher on the Contracts funded by VALIC Separate Account A, than they were when the Contracts were funded by VALIC Separate Account One and VALIC Separate Account Two.

The Company, for VALIC Separate Account One and VALIC Separate Account Two, determined the ratio of certain Annual Fund Operating Expenses and Separate Account Annual Expenses to the total net assets of VALIC Separate Account One and VALIC Separate Account Two, called the Expense Ratio. On April 1, 1987, the Expense Ratio was calculated to determine the Maximum Expense Ratio.

The Company guarantees that the amount of the Expense Ratio will never exceed the amount of the Maximum Expense Ratio. The Maximum Expense Ratio for the GUP Contracts is 1.4157% and for the GTS-VA Contracts is 0.6966% on the first $25,434,267, 0.50% on the next $74,565,733 and 0.25% of the excess over
$100 million of the total of the total net assets in the Separate Account attributable to your plan.

The Maximum Expense Ratio does not apply to extraordinary and non-recurring Fund Annual Expenses. These expenses may include certain liabilities and litigation associated with indemnification payments of VALIC Company I failing to qualify as a Regulated Investment Company under the Code. The Company believes that such expenses and liabilities, although possible, are unlikely to occur.

We may, as described below, determine that the Sales and Administrative Charge or separate account charges for the Contracts may be reduced or waived. We may reduce or waive these charges if we determine that your retirement program will allow us to reduce or eliminate administrative or sales expenses that we usually incur for retirement programs. There are a number of factors we will review in determining whether your retirement program will allow us to reduce or eliminate these administrative or sales expenses:

   . The type of retirement program. Certain types of retirement programs, because of their stability, can result in lower administrative costs.

   . The nature of your retirement program. Certain types of retirement programs, due to the types of employees who participate, experience fewer account Surrenders, thus reducing administrative costs.

   . Other factors of which we are not presently aware which could reduce administrative costs.

In no event will the reduction or waiver of fees and charges be permitted where the reduction or waiver will unfairly discriminate against any person.

Payout Period


The Payout Period begins when you decide to retire or otherwise withdraw your money in a steady stream of payments. If your employer's plan permits, you may apply all or a portion of your Account Value to one of the types of payout options listed below. You may choose to have your payout option on a fixed, a variable, or a combination payout basis. If you do not elect a payout option, the payout option will mirror the allocation of investment options in your Contract upon annuitization. For example, if your Account Value is allocated solely to the Variable Account Option upon annuitization and you have not made an election, a variable payout option will be applied, or if your Account Value is allocated to a Fixed Account Option, a fixed payout option will be applied. Similarly, if your Account Value is allocated to both Fixed and Variable
Account Options, a combination fixed and variable payout option will be applied.


Fixed Payout

Under fixed payout, you will receive payments that are fixed and guaranteed by the Company. The amount of these payments will depend on:

   .   Type and duration of payout option chosen;

   .   Your age or your age and the age of your survivor/(1)/;

   .   Your gender or your gender and the gender of your survivor/(1)/ (IRAs);

   .   The portion of your Account Value being applied; and

   .   The payout rate being applied and the frequency of the payments.

/(1)/This applies only to joint and survivor payouts.

If the benefit would be greater, the amount of your payments will be based on the current payout rate the Company uses for immediate annuity contracts.

Assumed Investment Rate

An "Assumed Investment Rate" or "AIR" is the rate used to determine your first monthly Payout Payment per thousand dollars of account value in your Variable Account Option. When you decide to enter the Payout Period, you will select your Payout Option, your Annuity Date, and the AIR. You may choose an AIR ranging from 3.5% to 5% (as prescribed by state law). If you choose a higher AIR, the initial Annuity Payment will be higher, but later payments will increase more slowly during periods of good investment performance, and decrease faster during periods of poor investment performance. Your choice of AIR may affect the duration and frequency of payments, depending on the Payout Option selected.

Variable Payout

With a variable payout, you select your existing Variable Account Option. Your payments will vary accordingly. This is due to the varying investment results that will be experienced by the Variable Account Option. The Payout Unit value is calculated just like the Purchase Unit value for the Variable Account Option except that the Payout Unit value includes a factor for the AIR you select. For additional information on how Payout Payments and Payout Unit values are calculated, see the SAI.

In determining the first Payout Payment, an AIR of 3.5% is used (unless you select a higher rate as allowed by state law) for all Contracts, except GTS-VA Contracts that are not sold under Section 403(b), which have an AIR of 3% (unless you select a higher rate as allowed by state law). If the net investment experience of the Variable Account Option exceeds the AIR, subsequent payments will be greater than your first payment. If the investment experience of the Variable Account Option is lower than the AIR, subsequent payments will be less than your first payment.

Combination Fixed and Variable Payout

With a combination fixed and variable payout, you may choose:

   .   From your existing Variable Account Option (payment will vary); with a

   .   Fixed payout (payment is fixed and guaranteed).

Partial Annuitization

A Participant may choose to annuitize a portion of the Account Value. This will, in essence, divide your Account Value into two parts. The current non-annuitized part would continue as before, while the annuitized part would effectively be moved to a new Payout Payment account. Thus, the death benefit in such a situation would be reduced to the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account, such as a payout for a guaranteed period.

Payout Date

The payout date is the date elected by you on which the annuity Payout Payments will start. The date elected must be the first of any month. A request to start payments must be received in our Home Office on a form approved by VALIC. This request must be received by VALIC by at least the 15th day of the month prior to the month you wish your annuity payments to start. Your account will be valued ten days prior to the beginning of the month in which the Payout Payments will start.

The following additional rules also apply when determining the payout date:

   . The earliest payout date for a nonqualified contract, an IRA, or a Roth IRA, is established by the terms of the contract, and generally can be any time from age 50 to age 75, and may not be later than age 75 without VALIC's consent.

   . The earliest payout date for all other qualified contracts is generally subject to the terms of the employer-sponsored plan (including 403(b) plans and programs) under which the contract is issued and the federal tax rules governing such contracts and plans.

   . Distributions from qualified contracts issued under employer-sponsored retirement plans generally are not permitted until after you stop working for the employer sponsoring the plan, unless you have experienced a qualifying financial hardship (or in the case of a 457(b) plan, an unforeseeable emergency) or unless you have become disabled.

   . In certain cases, and frequently in the case of your voluntary deferrals to a 403(b) or a 401(k) plan, you may begin taking distributions when you attain age 59 1/2 even if you are still working for the employer sponsoring the plan.

   . Except in the case of nonqualified contracts, IRAs, and Roth IRAs, distributions generally must begin no later than April 1 following the calendar year you reach age 70 1/2 or the calendar year in which you retire, if later. Similar rules apply to IRAs, however distributions from those contracts may not be postponed until after retirement.

   . All contracts require distributions to commence within a prescribed period after the death of the owner/participant, subject to the specific rules which apply to the type of plan or arrangement under which the contract is issued.

   . The contract may also impose minimum amounts for annuity payments, either on an annual or on a more frequent periodic basis.
For additional information on plan-level distribution restrictions and on the minimum distribution rules that apply to payments under 403(b), 401, 403(a) and 457 plans, simplified employee plans ("SEPs") or IRAs, see "Federal Tax Matters" in this prospectus and in the SAI.

Payout Options

You may specify the manner in which your Payout Payments are made. You may select one of the following options for a Fixed Annuity, a Variable Annuity, or a combination Fixed and Variable Annuity, except that Payment for a Designated Period is available only as a fixed payout. This choice is a one-time permanent choice. Your Payout Payment annuity option may not be changed later and it may not be exchanged for a cash payment.

   . Life Only - payments are made only to you during your lifetime. Under this option there is no provision for a death benefit for the Beneficiary. For example, it would be possible under this option for the Annuitant to receive only one Payout Payment if the Annuitant died prior to the date of the second payment, or two if the Annuitant died before the third payment.

   . Life with Guaranteed Period - payments are made to you during your lifetime, but if you die before the guaranteed period has expired, payments will continue to the Beneficiary for the rest of the guaranteed period, or take a lump-sum distribution. Under the GTS-VA Contracts, the Payout Payments must be at least $25 each.

   . Life with Cash or Unit Refund -- payments are made to you during your lifetime. Upon your death, your Beneficiary may receive an additional payment. The payment under a Fixed Annuity, if any, is equal to the Fixed Annuity value of the Participant's Account at the time it was valued for the Payout Date, less the Payout Payments. The payment under a Variable Annuity, if any, is equal to the Variable Annuity value of the Participant's Account at the time it was valued for the Payout Date, less the Payout Payments.


   . Joint and Survivor Life - payments are made to you during the joint lifetime of you and a second person. Upon the death of one, payments continue during the lifetime of the survivor. This option is designed primarily for couples who require maximum possible variable payouts during their joint lives and are not concerned with providing for Beneficiaries at death of the last survivor. For example, it would be possible under this option for the joint Annuitants to receive only one payment if both Annuitants died prior to the date of the second payment, or for the joint Annuitants to receive only one payment and the surviving Annuitant to receive only one payment if one Annuitant died prior to the date of the second payment and the surviving Annuitant dies prior to the date of the third payment. For example, if the Annuitant dies before receiving a Payout Payment, the first Payout Payment will be made to the second designated person. If both Annuitant and the second designated person die before the first Payout Payment is made, no Payout Payments will be made.


   . Payment of a Specified Amount - payments in equal annual, semi-annual, quarterly or monthly installments are made to you of a specified dollar amount until the remaining balance is less than the specified dollar amount, at which time, the remaining balance will be paid to you.

   . Payment of Investment Income - payments are made to you, out of your Account Value placed in the Fixed Account Option, on an annual, semi-annual, quarterly or monthly basis. Payments are calculated by the net investment rate for the period multiplied by the remaining Account Value. Upon your death, payments will continue to your Beneficiary until the remaining balance is paid out. At any time, you may elect to receive a lump sum payment equal to the remaining Account Value.

   . Payment for a Designated Period - payments are made to you for a select number of years between one and 20. Upon your death, payments will continue to your Beneficiary until the designated period is completed. Payment for a designated period is available as a fixed payout option only.

Level Payments Option

The level payments enhancement is an option that can only be used if you have a GUP Contract and if you selected one of the first four payout options above. Under the level payments option, payments are made once each month during each payout year at a certain level determined for that year based on the investment performance of the Separate Account. The amount of the payments will be determined by dividing the payment amount by the current Payout Unit value to determine the number of Payout Units in each subsequent annual payment.

For more information about payout options or enhancements of those payout options available under the contract, see the SAI.

Payout Information

Once your Payout Payments have begun, the option you have chosen may not be stopped or changed. The Variable Account Option may result in your receiving unequal payments during the Payout Period. If payments begin before age 59
1/2, you may suffer unfavorable tax consequences, in the form of a penalty tax, if you do not meet an exception under federal tax law. See "Federal Tax Matters."
If a payout option selection is not made at least 30 days before the Payout Date, then:

   .   Payments will be made under the life with guaranteed period option;

   .   The payments will be guaranteed for a 10 year period;

   . The payments will be based on the allocation used for the Participant's Purchase Payments;

   . The Fixed Account Option will be used to distribute payments to the Participant on a fixed payout basis; and

   . The Variable Account Option will be used to distribute payments to the Participant on a variable payout basis.

Under certain retirement plans, federal pension law may require that payments be made under the joint and survivor life payout option.

Most Payout Payments are made monthly. The first Payout Payment must total at least $25, and the annual payment must be at least $100. If the amount of a payment is less than $25, we reserve the right to reduce the frequency of payments so that each payment is at least $25, subject to any limitations under the Contract or plan.

Surrender of Account Value

When Surrenders are Allowed

You may withdraw all or part of your Account Value during the Purchase Period if:

    .  allowed under federal and state law; and

    .  allowed under your employer's plan.

For Purchase Payments that are contributions made under your employer's plan, such as a 401(a) or (k) qualified cash or deferred arrangement or a 403(b) plan, surrenders are subject to the terms of the plan, in accordance with the Code. Qualified plans often require certain conditions to be met before a distribution or withdrawal may take place. See "Surrender Restrictions" below.

For an explanation of charges that may apply if you surrender your Account Value, see "Fees and Charges" in this prospectus. Additionally, you may incur a 10% federal tax penalty for partial or total surrenders made before age 59 1/2.

Delay required under applicable law. We may be required under applicable law to block a request for a surrender until we receive instructions from the appropriate regulator, due to the USA Patriot Act.

In accordance with state law, payments may be deferred up to six months after we receive a request for a full and immediate surrender of the Contract or certificate, including amounts accumulated in the Fixed Account Options, if approved in writing by the insurance commissioner of the state where the individual Contract is issued or where the group contract is issued for the certificate. If payment is deferred, interest will accrue until the payment is made.


VALIC may be required to suspend or postpone the payment of a withdrawal for more than 7 days when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Account Options is not reasonably practicable; or (4) the SEC, by order, so permits for the protection of Contract Owners.


Surrender Process

If you are allowed to surrender all or a portion of your Account Value as noted above, then you must complete a surrender request form and mail it to our Home Office. We will mail the surrender value to you within seven calendar days after we receive your request if it is in good order. Good order means that all paperwork is complete and signed or approved by all required persons, and any necessary supporting legal documents or plan forms have been received in correct form.

We may be required to suspend or postpone payments if redemption of the Stock Index Fund's shares have been suspended or postponed. See the VALIC Company I prospectus for a discussion of the reasons why the redemption of shares may be suspended or postponed.

We may receive a surrender request for a Purchase Payment that has not cleared the banking system. We may delay payment of that portion of your surrender value until the check clears.

We may defer payment of the surrender value in the Fixed Account Option for up to 6 months. Interest will be paid on such amounts if payment of Fixed Account Option Surrender Value is deferred for 30 calendar days or more.

Amount That May Be Surrendered

The amount that may be surrendered during the Purchase Period can be determined as follows:


       Allowed surrender value

     = (equals)

       The Account Value next computed after your properly completed request for surrender is received in our Home Office.


There is no guarantee that the surrender value in a Variable Account Option will ever equal or exceed the total amount of your Purchase Payments received by us.

Surrender Restrictions

Generally, Code section 403(b)(11) permits total or partial distributions from your voluntary contributions to a 403(b) contract only on account of hardship (employee contributions only without accrued interest), attainment of age 59 1/2, separation from service, death or disability. Similar restrictions apply to any amount transferred to a 403(b) contract from a 403(b)(7) custodial account. In addition, beginning for contracts issued on or after January 1, 2009, employer contributions and non-elective contributions to a 403(b) annuity contract are subject to restrictions specified in Treasury regulations as specifically imposed under the employer's plan.

Under the Texas State Optional Retirement Program, no surrender or partial surrender will be allowed except upon attainment of age 70 1/2, retirement or other termination of employment or death.

Under the Florida State Optional Retirement Program, no surrender or partial surrender of Purchase Payments made by the employer will be allowed except upon termination of employment, retirement or death. Benefit payments based on payments from the employer may not be paid in a lump sum or for a period certain, but must be paid under a life contingency option, except for:

   .   death benefits; and

   .   certain small amounts approved by the State of Florida.

Under the Louisiana State Optional Retirement Plan retirement benefits must be paid in the form of a lifetime income, and except for death benefits, single sum surrenders and partial surrenders out of the plan are not permitted unless they are rollovers to another qualified plan or IRA.

Other employer-sponsored plans may also impose restrictions on the timing and form of surrenders from the Contract.

Partial Surrenders

You may request a partial surrender of your Account Value at any time during the Purchase Period, subject to any applicable surrender restrictions. A partial surrender will reduce your Account Value. Partial surrenders will be paid from the Fixed Account Option and the Variable Account Option.

The reduction in the number of Purchase Units credited to your Account Value will equal:


       The amount surrendered

     / (divided by)


Your Purchase Units next computed after the written request for surrender is received at our Home Office.

Exchange Privileges

From time to time, we may allow you to exchange an older variable annuity issued by VALIC for a newer product with more current features and benefits issued by VALIC. Such an exchange offer will be made in accordance with applicable state and federal securities and insurance rules and regulations. We will explain the specific terms and conditions of any such exchange offer at the time the offer is made.

Death Benefits

The Contracts will pay death benefits during either the Purchase Period or the Payout Period. The death benefit provisions may vary from state to state.

The Process


VALIC requires that complete and acceptable documentation and paperwork be received from the Beneficiary in order to begin the death benefit payment process. First, Proof of Death is required. Proof of Death is defined as a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC. Additionally, the Beneficiary must include an election specifying the distribution method and any other form required by VALIC or a regulator to process the claim. The account will not be valued and any payments will not be made until all paperwork is complete and in a form acceptable to VALIC. Your Beneficiary may contact a VALIC financial advisor at 1-800-448-2542 with any questions about required documentation and paperwork. Death benefits are paid only once per Contract.

If your Account Value is reduced to zero, you may no longer make subsequent Purchase Payments or transfers, and no death benefit will be paid.


Beneficiary Information

The Beneficiary may receive death benefits:

    .  In a lump sum;

    . In the form of an annuity under any of the payout options stated in the Payout Period section of this prospectus subject to the restrictions of that payout option; or

    .  In a manner consistent with Code section 401(a)(9) or 72(s).

Payment of any death benefits must be within the time limits set by federal tax law and by the plan, if any.

Spousal Beneficiaries

A spousal Beneficiary may receive death benefits as shown above or, in the case of a qualified Contract, may either delay any distributions until the Annuitant would have reached age 70 1/2 or roll the funds over to an IRA or certain retirement plans in which the spousal Beneficiary participates.

Beneficiaries Other Than Spouses

If the Beneficiary is not the spouse of the Annuitant, death benefits must be paid:

    .  In full within 5 years after the year of the Annuitant's death; or

    . By payments beginning within 1 year after the year of the Annuitant's death under:
       1. A life annuity;
       2. A life annuity with payments guaranteed to be made for at least a specified fixed period; or
       3. An annuity or other stream of payments for a designated period not exceeding the Beneficiary'slife expectancy.

If the Annuitant dies before the beginning of the Annuity Period, the named Beneficiary may receive the payout.

Payments for a designated or fixed period and guarantee periods for a life annuity cannot be for a greater period of time than the Beneficiary's life expectancy. After choosing a payment option, a Beneficiary may exercise many of the investment options and other rights that the Participant or Contract Owner had under the Contracts.

During the Purchase Period

If death occurs during the Purchase Period, the death benefit will be the greater of:

    . Your Account Value on the date all paperwork is complete and in a form acceptable to VALIC; or

    . 100% of Purchase Payment (to the Fixed and/ or the Variable Account Option) - (minus)

       The amount of all prior withdrawals and any portion of Account Value applied under a payout option

As indicated above, a Participant may elect to annuitize only a certain portion and leave the remaining value in the account. The death benefit in such situations would include the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account.

During the Payout Period

If death occurs during the Payout Period, the Beneficiary may receive a death benefit depending on the payout option selected. The amount of death benefit will also depend on the payout option selected. The payout options available are described in the "Payout Period" section of this prospectus.

   . If the life only option or joint and survivor life option was chosen, there will be no death benefit.

   . If the life with guaranteed period option, joint and survivor life with guaranteed periods option, life with cash or unit refund option or payment for a designated period option was chosen, and the entire amount guaranteed has not been paid, the Beneficiary may choose one of the following within 60 days after death benefits are payable:

       1. Receive the present value of any remaining payments in a lump sum;

       2. Receive the remaining payments under the same terms of the guaranteed period option chosen by the deceased Annuitant and be entitled to elect anytime thereafter to receive the present value of any remaining payments in a lump sum; or

       3. Receive the present value of any remaining payments applied under the payment for a designated period option for a period equal to or shorter than the period remaining. Spousal Beneficiaries may be entitled to more favorable treatment under federal tax law.

Death Benefits will not be provided during the Payout Period for certain unallocated GUP and GTS-VA Contracts.

Other Contract Features

Changes That May Not Be Made

The following terms in the Contracts may not be changed once your account has been established:

   .   The Contract Owner;

   .   The Participant; and

   .   The Annuitant.

Change of Beneficiary

The Beneficiary (if not irrevocable) may usually be changed at any time.

Under some retirement programs, the right to name a Beneficiary other than the spouse or change a Beneficiary is subject to approval by the spouse. Also, the right to name a Beneficiary other than the spouse may be subject to certain laws and regulations applicable to the plan.

If the Annuitant dies, and there is no Beneficiary, any death benefit will be payable to the Annuitant's estate, except in the case of a nonqualified
Contract where the Contract Owner and Annuitant are different, in which case the death benefit is paid to the Contract Owner, or the Contract Owner's estate.

If a Beneficiary dies while receiving payments, and there is no co-Beneficiary to continue to receive payments, any amount still due will be paid to the Beneficiary's estate.

The Contract Owner may name a contingent owner under an individual nonqualified Contract. During the Purchase Period, the contingent owner may be changed.

Cancellation - The "Free Look" Period

The Contract Owner of a group Contract (employer) or individual Contract Owner may cancel a Contract by returning it to the Company within 10 days after it is received. (A longer period will be allowed if required under state law.) The free look does not apply to Participant certificates except in a limited number of states. We will allocate Purchase Payments as instructed during the "free look" period. To cancel the Contract, the Contract Owner must send a written request for cancellation and return the Contract to us at our Home Office before the end of the "Free Look" period. A refund will be made to the Contract Owner within seven days after receipt of the Contract within the required period. The amount of the refund will be equal to all Purchase Payments received or, if more, the amount required under state law. The Contract will be void once we issue a refund.

We Reserve Certain Rights

We may amend the Contracts to comply with changes in federal tax, securities, or other laws. We may also make changes to the Variable Account Option offered under the Contracts. For example, we may add new Variable Account Options to expand the offerings for an asset class. We may move assets and re-direct future premium allocations from one Variable Account Option to another in accordance with federal and state law and, in some cases, with SEC approval. The new Variable Account Option offered may have different Fund fees and expenses.

We will not make any changes to the Contracts without Contract Owner and Participant permission except as may be allowed by federal or state law. We may add endorsements to the Contracts that would apply only to new Contract Owners and Participants after the effective date of the changes. These changes would be subject to approval by the Company and may be subject to approval by the SEC.

We reserve the right to:

   . Stop accepting new Participants under a group Contract, under certain circumstances;

   . Amend the GUP Contracts to increase all charges and annuity purchase rates (such change will not affect Participants already invested in a GUP Contract);

   . Amend the GUP Contracts (except where prohibited by the 1940 Act) for Participants whose total Purchase Payments are greater than 200% of the amount of first-year Purchase Payment(s) made on his/her behalf;

   . Amend GUP contracts issued under GUP contract form GVA-SA1 after five years of your participation in the Contract to change any terms of the Contract upon 90 days written notice to you (except where prohibited by the 1940 Act);

   . Amend GTS-VA Contracts issued under GTS-VA contract form GVA-SA2 in connection with certain 403(b) and 401 plans for self-employed individuals to increase the deduction for Sales and Administrative Charge after the end of the first year of the Contract. Contract amendments may affect rates and Fund Annual Expenses adversely applicable to Participants for Purchase Payments at an annual rate of up to 200% of the first year Purchase Payment made for each such Participant;

   . Amend the Payout rate applicable to Purchase Payments after the tenth year of the Contract; Operate VALIC Separate Account A as a management investment company under the applicable securities laws, in consideration of an investment management fee or in any other form permitted by law;

   . Deregister VALIC Separate Account A under applicable securities laws, if registration is no longer required.

Relationship to Employer's Plan

If the Contract is being offered under a retirement plan through your employer, you should always refer to the terms and conditions in your employer's plan when reviewing the descriptions of the Contracts in this prospectus.

Assigning Your Contract

For most Contracts issued under qualified retirement plans or eligible deferred compensation plans of government employers, you will not be permitted to assign, sell or pledge your Contract to any person or organization, other than the Company, unless your contract is owned by a trustee or custodian and the trust or custodial accounts comply with applicable nontransferable requirements. GUP Contracts not issued under GUP contract form GVA-SA1 and GTS-VA Contracts that are issued under GTS-VA contract form GVA-SA2 are not assignable unless permitted under applicable law. GUP Contracts that are issued under GUP contract form GVA-SA1 are not assignable.

Voting Rights

As discussed in the "About VALIC Separate Account A" section of this prospectus, VALIC Separate Account A holds on your behalf shares of the Fund that comprise the Variable Account Option. From time to time the Stock Index Fund may be required to hold a shareholder meeting to obtain approval from their shareholders for certain matters.

Who May Give Voting Instructions

During the Purchase Period, subject to any contrary provisions in the plan, Participants will have the right to give voting instructions for the shareholder meetings. Contract Owners will instruct VALIC Separate Account A in accordance with these instructions. You will receive proxy material and a form on which voting instructions may be given before the shareholder meeting is held.
You will not have the right to give voting instructions if your Contract was issued in connection with a nonqualified unfunded deferred compensation plan.

Determination of Fund Shares Attributable to Your Account

During the Purchase Period. The number of Fund shares attributable to your account will be determined on the basis of the Purchase Units credited to your account on the record date set for the Fund shareholder meeting.

During the Payout Period or After a Death Benefit has been Paid. The number of Fund shares attributable to your account will be based on the liability for future variable annuity payments to your payees on the record date set for the Fund shareholder meeting.

How Fund Shares are Voted

The Fund that comprises the Variable Account Option in the Contracts may have a number of shareholders including VALIC Separate Account A, other affiliated insurance company separate accounts and public shareholders.


VALIC Separate Account A will vote all of the shares of the Fund it holds based on, and in the same proportion as, the instructions given by all Participants invested in the Fund entitled to give instructions at that shareholder meeting. VALIC Separate Account A will vote the shares of the Fund it holds for which it receives no voting instruction in the same proportion as the shares for which voting instructions have been received. One effect of proportional voting is that a small number of Contract Owners may determine the outcome of a vote.


In the future, we may decide how to vote the shares of VALIC Separate Account A in a different manner if permitted at that time under federal securities law. Federal Tax Matters

The Contracts provide tax-deferred accumulation over time, but may be subject to certain federal income and excise taxes, mentioned below. Refer to the SAI for further details. Section references are to the Code. We do not attempt to describe any potential estate or gift tax, or any applicable state, local or foreign tax law other than possible premium taxes mentioned under "Premium Tax Charge." Discussions regarding the tax treatment of any annuity contract or retirement plans and programs are intended for general purposes only and are not intended as tax advice, either general or individualized, nor should they be interpreted to provide any predictions or guarantees of a particular tax treatment. Such discussions generally are based upon the Company's understanding of current tax rules and interpretations, and may include areas of those rules that are more or less clear or certain. Tax laws are subject to legislative modification, and while many such modifications will have only a prospective application, it is important to recognize that a change could have retroactive effect as well. You should seek competent tax or legal advice, as you deem necessary or appropriate, regarding your own circumstances.

Types of Plans

Tax rules vary, depending on whether the Contract is offered under your employer's tax-qualified retirement program, an individual retirement plan, or is instead a nonqualified Contract. The Contracts are used under the following types of retirement arrangements:

   . Section 403(b) annuities for employees of public schools and section 501(c)(3) tax-exempt organizations;

   . Section 401(a), 403(a) and 401(k) qualified plans (including plans for self-employed individuals);

   .   Section 408(b) traditional IRAs;

   .   Section 408A Roth IRAs;

   . Section 457 deferred compensation plans of governmental and tax-exempt employers;

   .   Section 408(k) SEPs and SARSEPs; and

   .   Section 408(p) SIMPLE retirement accounts.

Contributions under any of these retirement arrangements generally must be made to a qualifying annuity Contract or to a qualifying trust or custodial account, in order for the contributions to receive favorable tax treatment as pre-tax (or Roth) contributions. Contracts purchased under these retirement arrangements are "Qualified Contracts." Note that the specific terms of the governing employer plan may limit rights and options otherwise available under a Contract. In addition, changes in the applicable laws or regulations may impose additional limitations or may require changes to the contract to maintain its status as a Qualified Contract.

Tax Consequences in General

Purchase Payments, distributions, withdrawals, transfers and surrender of a Contract can each have a tax effect, which varies with the governing retirement arrangement. Please refer to the detailed explanation in the SAI, the documents (if any) controlling the retirement arrangement through which the Contract is offered, and your personal tax advisor.

Purchase Payments under the Contracts can be made as contributions by employers or as pre-tax or after-tax contributions by employees, depending on the type of retirement program. Purchase Payments also can be made outside of an employer-sponsored retirement program. After-tax Purchase Payments, including after-tax employee contributions, generally constitute "investment in the Contract." All Qualified Contracts receive deferral of tax on the inside build-up of earnings on invested Purchase Payments, until a distribution occurs. See the SAI for a discussion of the taxation of distributions, including upon death, and special rules, including those applicable to non-natural owners of nonqualified Contracts.

Transfers among investment options within a variable annuity Contract generally are not taxed at the time of such a transfer. However, in 1986, the Internal Revenue Service ("IRS") indicated that limitations might be imposed with respect to either the number of investment options available within a Contract, or the frequency of transfers between investment options, or both, in order for the Contract to be treated as an annuity Contract for federal income tax purposes. If imposed, VALIC can provide no assurance that such limitations would not be imposed on a retroactive basis to Contracts issued under this prospectus. However, VALIC has no present indications that the IRS intends to impose such limitations, or what the terms or scope of those limitations might be. In addition, based upon published guidance issued by the IRS in 1999, it appears likely that such limitations, if imposed, would only apply to nonqualified Contracts.

Distributions are taxed differently depending on the program through which the Contracts are offered and the previous tax characterization of the contributions to which the distribution relates. Generally, the portion of a distribution that is not considered a return of investment in the Contract is subject to income tax. For annuity payments, investment in the Contract is recovered ratably over the expected payout period. Special recovery rules might apply in certain situations. Non-periodic payments such as partial withdrawals and full surrenders during the Purchase Period are referred to as "amounts not received as an annuity" in the Code. These types of payments are generally taxed to the extent of any gain existing in the Contract at the time of withdrawal.


Amounts subject to income tax may also incur excise or penalty taxes, under certain circumstances. Generally, as more fully discussed in the SAI, taxable distributions received before you attain age 59 1/2 are subject to a 10% penalty tax in addition to regular income tax, unless you make a rollover, in the case of a Qualified Contract, to another tax-deferred investment vehicle or meet certain exceptions. Note that a distribution from a 457(b) plan is not subject to the 10% tax penalty. And, if you have to report the distribution as ordinary income, you may need to make an estimated tax payment by the due date for the quarter in which you received the distribution, depending on the amount of federal tax withheld from the distribution. When calculating your tax liability to determine whether you need to make an estimated tax payment, your total tax for the year should also include the amount of the 10% additional tax on early distributions unless an exception applies. Amounts eligible for grandfathered status afforded to pre-1982 accounts might be exempt from the 10% early withdrawal penalty. Please consult with your tax advisor concerning these exceptions, tax reporting, and the tax-related effects of an early distribution. Required tax withholding will vary according to the type of program, type of payment and your tax status. In addition, amounts received under all Contracts may be subject to state income tax withholding requirements.

The Pension Protection Act of 2006 created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty after September 11, 2001 and payments up to $3,000 per year made directly to an insurer for health, life and accident insurance by certain retired public safety officers. The Disaster Tax Relief and Airport and Airway Extension Act of 2017 and the Bipartisan Budget Act of 2018 provided relief from the 10% early withdrawal penalty tax for qualified hurricane distributions and qualified wildfire distributions from retirement funds.


On March 30, 2010, the Health Care and Education Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a tax on net investment income, goes went effect in 2013, at the rate of 3.8% of investment income in excess of applicable thresholds for Modified Adjusted Gross Income ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person (see final paragraph in this section). This tax generally does not apply to Qualified Contracts; however, taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.

It is the understanding of VALIC, confirmed by IRS Revenue Procedure 99-44, that a Qualified Contract described in section 401(a), 403(a), 403(b), 408(b) or 408A of the Code does not lose its deferred tax treatment if Purchase Payments under the Contract are invested in publicly available Mutual Funds.

It is also the understanding of VALIC that for each other type of Qualified Contract an independent exemption provides tax deferral regardless of how ownership of the Mutual Fund shares might be imputed for federal income tax purposes.

Investment earnings on contributions to nonqualified Contracts that are owned by non-natural persons (except for trusts or other entities as agent for a natural person) will be taxed currently to the Contract Owner and such Contracts will not be treated as annuities for federal income tax purposes.

Important Information Regarding 403(b) Regulations

On July 26, 2007, the Department of the Treasury published final 403(b) regulations that became largely effective on January 1, 2009. These comprehensive regulations include several rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.

The rules in the final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.

As a general matter, many Contracts that have received plan contributions after 2004, and all Contracts that have received plan contributions after 2008, are required to be included in the plan and in the plan's administrative coordination, even if the investment provider and the Contract are no longer permitted to receive new contributions and/or transfers. However, IRS guidance generally permits a plan sponsor to exclude a Contract where the plan sponsor has otherwise made a good faith effort to include the Contract issued by a provider that ceased to receive contributions prior to January 1, 2009, as well as such Contracts maintained by certain former employees. You should be aware, however, that some rules governing contracts inside and outside of the plan after 2008 are subject to different interpretations, as well as possible additional IRS guidance. In addition, a Contract maintained under a plan subject to the requirements of Title I of Employee Retirement Income Security Act of 1974, as amended ("ERISA") may be required to be included in the plan regardless of whether it remains eligible to receive contributions after a specified date. The foregoing discussion is intended as a general discussion of the requirements only, and you may wish to discuss the requirements of the regulations and/or the general information above with your tax advisor.

Legal Proceedings


At April 23, 2018, the Company was defending an appeal with respect to a lawsuit filed in the Circuit Court of Kanawha County, West Virginia on November 12, 2009 by The West Virginia Investment Management Board and The West Virginia Consolidated Public Retirement Board (the "WV Boards").The litigation concerns a contractual dispute regarding whether the WV Boards were entitled in 2008 to the immediate and complete withdrawal of funds invested in an annuity product issued by VALIC. In 2016, the parties stipulated to resolve the matter through final and non-appealable arbitration before an arbitration panel composed of three West Virginia Business Court judges. The panel issued its decision on April 28, 2017, and no recovery was awarded to the WV Boards. Thereafter, the claims against VALIC were dismissed and the Company's accrual for this contingent liability was reversed. In May 2017, notwithstanding the parties' stipulation that the arbitral decision would be final and non-appealable, the WV Boards appealed the arbitration decision to the West Virginia Supreme Court of Appeals. The appeal remains pending.

Various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, subpoenas, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

Various other lawsuits against the Company have arisen in the ordinary course of business. As of April23, 2018, the Company believes it is not likely that contingent liabilities arising from such lawsuits will have a material adverse effect on the Company's statutory financial statements.

Financial Statements

The financial statements of VALIC, the Separate Account and American Home can be found in the SAI. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI if you write us at VALIC Document Control, PO Box 15648, Amarillo, Texas, 79105 or call us at 1-800-448-2542.

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Inquiries on the operations of the Public Reference Room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street N.E., Washington D.C. 20549.




         TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

                                                                   Page
         General Information......................................    2
         Federal Tax Matters......................................    2
         Exchange Privilege.......................................   11
         Purchase Unit Value......................................   12
         Payout Payments..........................................   13
         Distribution of Variable Annuity Contracts...............   15
         Experts..................................................   15
         Comments on Financial Statements.........................   15


(C) 2018American International Group, Inc.
All Rights Reserved.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                              SEPARATE ACCOUNT A
                            UNITS OF INTEREST UNDER
                            GROUP UNIT PURCHASE AND
              GROUP FIXED AND VARIABLE DEFERRED ANNUITY CONTRACTS
                          (GUP AND GTS-VA CONTRACTS)

--------------------------------------------------------------------------------
                      STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                                FORM N-4 PART B

                                  May 1, 2018

This Statement of Additional Information ("SAI") is not a prospectus but contains information in addition to that set forth in the prospectus for the GUP and GTS-VA Contracts dated May 1, 2018 (the "Contracts") and should be read in conjunction with the prospectus. The terms used in this SAI have the same meaning as those set forth in the prospectus. A prospectus may be obtained by calling or writing VALIC Document Control, PO Box 15648, Amarillo, Texas, 79105 or call us at 1-800-428-2542.


Prospectuses are also available on the internet at www.valic.com.

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

General Information........................................................  2
Federal Tax Matters........................................................  2
   Tax Consequences of Purchase Payments...................................  2
   Tax Consequences of Distributions.......................................  5
   Special Tax Consequences -- Early Distribution..........................  6
   Special Tax Consequences -- Required Distributions......................  7
   Tax-Free Rollovers, Transfers and Exchanges.............................  8
   Effect of Tax-Deferred Accumulations....................................  9
   Foreign Account Tax Compliance Act...................................... 10
   Other Withholding Tax................................................... 10
Exchange Privilege......................................................... 11
   Exchanges From SA-1 and SA-2 Contracts.................................. 11
Purchase Unit Value........................................................ 12
   Illustration of Calculation of Purchase Unit Value...................... 12
   Illustration of Purchase of Purchase Units.............................. 13
Payout Payments............................................................ 13
   Assumed Investment Rate................................................. 13
   Amount of Payout Payments............................................... 13
   Payout Unit Value....................................................... 14
   Illustration of Calculation of Payout Unit Value........................ 14
   Illustration of Payout Payments......................................... 14
Distribution of Variable Annuity Contracts................................. 15
Experts.................................................................... 15
Comments on Financial Statements........................................... 15

--------------------------------------------------------------------------------
                              GENERAL INFORMATION
--------------------------------------------------------------------------------

   Flexible payment deferred annuity Contracts are offered in connection with the prospectus to which this SAI relates.

   Under flexible payment deferred annuity Contracts, Purchase Payments generally are made until retirement age is reached. However, no Purchase Payments are required to be made after the first payment. Purchase Payments are subject to any minimum payment requirements under the Contract.

   The Contracts are non-participating and will not share in any of the profits of the Company.

--------------------------------------------------------------------------------
                              FEDERAL TAX MATTERS
--------------------------------------------------------------------------------

Note: Discussions regarding the tax treatment of any annuity contract or retirement plan and program are intended for general purposes only and are not intended as tax advice, either general or individualized, nor should they be interpreted to provide any predictions or guarantees of a particular tax treatment. Such discussions generally are based upon the Company's understanding of current tax rules and interpretations, and may include areas of those rules that are more or less clear or certain. Tax laws are subject to legislative modification, and while many such modifications will have only a prospective application, it is important to recognize that a change could have retroactive effect as well. You should seek competent tax or legal advice, as you deem necessary or appropriate, regarding your own circumstances. We do not guarantee the tax status or treatment of your annuity.

   This section summarizes the major tax consequences of contributions, payments, and withdrawals under the Contracts, during life and after death.

   It is VALIC's understanding, confirmed by Internal Revenue Service ("IRS") Revenue Procedure 99-44, that a Qualified Contract described in section 401(a), 403(a), 403(b), 408(b) or 408A of the Internal Revenue Code of 1986, as amended ("Code" or "IRC") does not lose its deferred tax treatment if Purchase Payments under the contract are invested in publicly available mutual funds. It is also the understanding of VALIC that for each other type of Qualified Contract an independent exemption provides tax deferral regardless of how ownership of the Mutual Fund shares might be imputed for federal income tax purposes.

   For nonqualified Contracts, not all Variable Account Options are available within your contract. Variable Account Options that are invested in Mutual Funds available to the general public outside of annuity contracts or life insurance contracts generally are not offered under nonqualified Contracts. Investment earnings on contributions to nonqualified Contracts that are owned by non-natural persons will be taxed currently to the owner, and such contracts will not be treated as annuities for federal income tax purposes (except for trusts or other entities as agents for an individual).

Tax Consequences of Purchase Payments

   403(b) Annuities. Purchase Payments made by section 501(c)(3) tax-exempt organizations and public educational institutions toward Contracts for their employees are excludable from the gross income of employees, to the extent aggregate Purchase Payments do not exceed several competing tax law limitations on contributions. This gross income exclusion applies both to employer contributions and to your voluntary and nonelective salary reduction contributions. The exclusion does not apply to Roth 403(b) contributions, which are made on an after-tax basis; however, the contribution limits apply to such contributions. Roth 403(b) contributions will be referred to as elective deferrals, along with voluntary salary reduction contributions.


   For 2018, your elective deferrals are generally limited to $18,500, although additional age-based "catch-up" contributions (of up to $6,000) are permitted for individuals who will be age 50 at the end of the 2018 calendar year. Combined employer contributions, nonelective employee contributions and elective deferrals are generally limited to $55,000, or up to 100% of "includible compensation," as defined in the Code for 403(b) plans. In addition, after 1988, employer contributions for highly compensated employees may be further limited by applicable nondiscrimination rules.


   401(a)/(k) and 403(a) Qualified Plans. Purchase Payments made by an employer (or a self-employed individual) under a qualified pension, profit-sharing or annuity plan are excluded from the gross income of the employee.

Purchase Payments made by an employee may be made on a pre-tax or an after-tax basis, depending on several factors, including whether the employer is eligible to establish a 401(k) or 414(h) contribution option, and whether the employer, if eligible to establish a 401(k) option, has established a Roth 401(k) option under the Plan.


   408(b) Individual Retirement Annuities ("408(b) IRAs" or "Traditional IRAs"). For 2018, annual tax-deductible contributions for 408(b) IRA Contracts are limited to the lesser of $5,500 or 100% of compensation ($6,500 if you are age 50 or older), and are generally fully deductible in 2018 only by individuals who:


    (i) are not active Participants in another retirement plan, and are not married;


    (ii) are not active Participants in another retirement plan, are married, and either (a) the spouse is not an active Participant in another retirement plan, or (b) the spouse is an active Participant, but the couple's adjusted gross income is less than $189,000;

    (iii) are active Participants in another retirement plan, are unmarried, and have adjusted gross income of less than $63,000; or

    (iv) are active Participants in another retirement plan, are married, and have adjusted gross income of less than $101,000.


   Active Participants in other retirement plans whose adjusted gross income exceeds the limits in (ii), (iii) or (iv) by less than $10,000 are entitled to make deductible 408(b) IRA contributions in proportionately reduced amounts. If a 408(b) IRA is established for a non-working spouse who has no compensation, the annual tax-deductible Purchase Payments for both spouses'' Contracts cannot exceed the lesser of $11,000 or 100% of the working spouse's earned income, and no more than $5,500 may be contributed to either spouse's IRA for any year. The $11,000 limit increases to $13,000 if both spouses are age 50 or older ($1,000 for each spouse age 50 or older).

   You may be eligible to make nondeductible IRA contributions of an amount equal to the lesser of:

    (i) $5,500 ($6,500 if you are age 50 or older; $11,000 for you and your spouse's IRAs, or $13,000 if you are both age 50 or older) or 100% of compensation, or

    (ii)  your applicable IRA deduction limit.

   You may also make contributions of eligible rollover amounts from other tax-qualified plans and contracts. See Tax-Free Rollovers, Transfers and Exchanges.


   408A Roth Individual Retirement Annuities ("408A Roth IRAs" or "Roth IRAs"). For 2018, annual nondeductible contributions for 408A Roth IRA Contracts are limited to the lesser of $5,500 or 100% of compensation ($6,500 if you are age 50 or older), and a full contribution may be made only by individuals who:

    (i)   are unmarried and have adjusted gross income of less than $120,000; or

    (ii) are married and filing jointly, and have adjusted gross income of less than $189,000

   The available nondeductible 408A Roth IRA contribution is reduced proportionately to zero where modified AGI is between $189,000 and $199,000 for those who are married filing joint returns. No contribution may be made for those with modified AGI over $199,000. Similarly, the contribution is reduced for those who are single with modified AGI between $120,000 and $135,000, with no contribution for singles with modified AGI over $135,000. Similarly, individuals who are married and filing separate returns and whose modified AGI is over $10,000 may not make a contribution to a Roth IRA; a portion may be contributed for modified AGI between $0 and $10,000.


   All contributions to 408(b) traditional IRAs and 408A Roth IRAs must be aggregated for purposes of the annual contribution limit.

   457 Plans. A unit of a state or local government may establish a deferred compensation program for individuals who perform services for the government unit if permitted by applicable state (and/or local) laws. In addition, a non-governmental tax-exempt employer may establish a deferred compensation program for individuals who: (i) perform services for the employer, and (ii) belong to either a select group of management or highly compensated employees and/or are independent contractors.


   This type of program allows eligible individuals to defer the receipt of compensation (and taxes thereon) otherwise presently payable to them. For 2018, if the program is an eligible deferred compensation plan (an "EDCP"), you and your employer may contribute (and defer tax on) the lesser of $18,500 or 100% of your "includible" compensation (compensation from the employer currently includible in taxable income). Additionally, catch-up deferrals are permitted in the final three years before the year you reach normal retirement age under the plan and for governmental plans only, age-based catch-up deferrals up to $6,000 are also permitted for individuals age 50 or older. Generally, however, a participant cannot utilize both the catch-up in the three years before normal retirement age, and the age 50 catch-up, in the same year.


   The employer uses deferred amounts to purchase the Contracts offered by this prospectus. For plans maintained by a unit of a state or local government, the Contract is generally held for the exclusive benefit of plan Participants, (although certain Contracts remained subject to the claims of the employer's general creditors until 1999). For plans of non-governmental tax-exempt employers, the employee has no present ownership rights in the Contract and is entitled to payment only in accordance with the EDCP provisions.


   Simplified Employee Pension Plan ("SEP"). Employer contributions under a SEP are made to a separate individual retirement account or annuity established for each participating employee, and generally must be made at a rate representing a uniform percent of participating employees'' compensation. Employer contributions are excludable from employees'' taxable income. For 2018, the employer may contribute up to 25% of your compensation or $55,000, whichever is less.

   Through 1996, employees of certain small employers (other than tax-exempt organizations) were permitted to establish plans allowing employees to contribute pretax, on a salary reduction basis, to the SEP. Such plans if established by December 31, 1996, may still allow employees to make these contributions. In 2018, the limit is $18,500. Additionally, you may be able to make higher contributions if you are age 50 or older, subject to certain conditions.

   SIMPLE IRA. Employer and employee contributions under a SIMPLE IRA Plan are made to a separate individual retirement account or annuity for each employee. For 2018, employee salary reduction contributions cannot exceed $12,500. You may be able to make higher contributions if you are age 50 or older, subject to certain conditions. Employer contributions must be in the form of matching contribution or a nonelective contribution of a percentage of compensation as specified in the Code. Only employers with 100 or fewer employees can maintain a SIMPLE IRA plan, which must also be the only plan the employer maintains.


   Nonqualified Contracts. Purchase Payments made under nonqualified Contracts, whether under an employer-sponsored plan or arrangement or independent of any such plan or arrangement, are neither excludible from the gross income of the Contract Owner nor deductible for tax purposes. However, any increase in the Purchase Unit value of a nonqualified Contract resulting from the investment performance of VALIC Separate Account A is not taxable to the Contract Owner until received by him. Contract Owners that are not natural persons (except for trusts or other entities as agent for an individual) however, are currently taxable on any increase in the Purchase Unit value attributable to Purchase Payments made after February 28, 1986 to such Contracts.

   Unfunded Deferred Compensation Plans. Private for-profit employers may establish unfunded nonqualified deferred compensation plans for a select group of management or highly compensated employees and/or for independent contractors. Certain arrangements of nonprofit employers entered into prior to August 16, 1986, and not subsequently modified, are also subject to the rules discussed below.

   An unfunded deferred compensation plan is a bare contractual promise on the part of the employer to defer current wages to some future time. The assets invested in the Contract are owned by the employer and remains subject to the claims of the employer's general creditors. Private for-profit employers that are not natural persons are currently taxable on any increase in the Purchase Unit value attributable to Purchase Payments made on or after February 28, 1986 to such Contracts. Participants have no present right or vested interest in the Contract and are only entitled to payment in accordance with plan provisions.

Tax Consequences of Distributions

   403(b) Annuities. Elective deferrals (including salary reduction amounts and Roth 403(b) contributions) accumulated after December 31, 1988, and earnings on such contributions, may not be distributed before one of the following:

       (1) attainment of age 59  1/2;

       (2) severance from employment;

       (3) death;

       (4) disability;

       (5) qualifying hardship (hardship distributions are limited to salary reduction contributions only, exclusive of earnings thereon); or

       (6) termination of the plan (if the plan sponsor meets the criteria of IRS guidance to terminate the plan).

   Similar restrictions will apply to all amounts transferred from a Code section 403(b)(7) custodial account other than certain rollover contributions, except that pre-1989 earnings included in such amounts generally will be eligible for a hardship distribution.

   As a general rule, distributions are taxed as ordinary income to the recipient in accordance with Code section 72. However, three important exceptions to this general rule are:

       (1) distributions of Roth 403(b) contributions;

       (2) qualified distributions of earnings on Roth 403(b) contributions; and

       (3) other after-tax amounts in the Contract.

Distributions of Roth 403(b) contributions are tax-free. "Qualified" distributions of earnings on Roth 403(b) contributions made upon attainment of age 59 1/2, upon death or disability are tax-free as long as five or more years have passed since the first contribution to the Roth account or any Roth account under the employer's Plan. Distribution of earnings that are non-qualified are taxed in the same manner as pre-tax contributions and earnings under the Plan. Distributions of other after-tax amounts in the Contract are tax-free.

   401(a)/(k) and 403(a) Qualified Plans. Distributions from Contracts purchased under qualified plans are taxable as ordinary income, except to the extent allocable to an employee's after-tax contributions (investment in the Contract). If you or your Beneficiary receive a "lump sum distribution" (legally defined term), the taxable portion may be eligible for special 10-year income averaging treatment. Ten-year income averaging uses tax rates in effect for 1986, allows 20% capital gains treatment for the taxable portion of a lump sum distribution attributable to years of service before 1974, and is available if you were 50 or older on January 1, 1986. The distribution restrictions for 401(k) elective deferrals in Qualified Plans are generally the same as described for elective deferrals to 403(b) annuities. The tax consequences of distributions from Qualified Plans are generally the same as described above for 403(b) annuities.

   408(b) Traditional IRAs, SEPs and SIMPLE IRAs. Distributions are generally taxed as ordinary income to the recipient. Rollovers from a Traditional IRA to a Roth IRA, and conversions of a Traditional IRA to a Roth IRA, where permitted, are generally taxable in the year of the rollover or conversion. The taxable value of such a conversion may take into account the value of certain benefits under the Contract. Prior to 2010, individuals with adjusted gross income over $100,000 were generally ineligible for such conversions, regardless of marital status, as were married individuals who file separately. Beginning in 2010, such conversions are available without regard to income.

   408A Roth IRAs. "Qualified" distributions upon attainment of age 59 1/2, upon death or disability or for qualifying first-time homebuyer expenses are tax-free as long as five or more years have passed since the first contribution to the taxpayer's first 408A Roth IRA. Qualified distributions may be subject to state income tax in some states. Nonqualified distributions are generally taxable to the extent that the distribution exceeds Purchase Payments.

   457 Plans. Amounts received from an EDCP are includible in gross income for the taxable year in which they are paid or, if a non-governmental tax-exempt employer, otherwise made available to the recipient.

   Unfunded Deferred Compensation Plans. Amounts received are includible in gross income for the taxable year in which the amounts are paid or otherwise made available to the recipient.

   Nonqualified Contracts. Partial redemptions from a nonqualified Contract purchased after August 13, 1982 (or allocated to post-August 13, 1982 Purchase Payments under a pre-existing Contract), generally are taxed as ordinary income to the extent of the accumulated income or gain under the Contract if they are not received as an annuity. Partial redemptions from a nonqualified Contract purchased before August 14, 1982 are taxed only after the Contract Owner has received all of his pre-August 14, 1982 investment in the Contract. The amount received in a complete redemption of a nonqualified Contract (regardless of the date of purchase) will be taxed as ordinary income to the extent that it exceeds the Contract Owner's investment in the Contract. Two or more Contracts purchased from VALIC (or an affiliated company) by a Contract Owner within the same calendar year, after October 21, 1988, are treated as a single Contract for purposes of measuring the income on a partial redemption or complete surrender.

   When payments are received as an annuity, the Contract Owner's investment in the Contract is treated as received ratably and excluded ratably from gross income as a tax-free return of capital, over the expected payment period of the annuity. Individuals who begin receiving annuity payments on or after January 1, 1987 can exclude from income only their unrecovered investment in the Contract. Upon death prior to recovering tax-free their entire investment in the Contract, individuals generally are entitled to deduct the unrecovered amount on their final tax return.

Special Tax Consequences -- Early Distribution

   403(b) Annuities, 401(a)/(k) and 403(a) Qualified Plans, 408(b) Traditional IRAs, SEPs and SIMPLE IRAs. The taxable portion of distributions received before the recipient attains age 59 1/2 generally are subject to a 10% penalty tax in addition to regular income tax. Distributions on account of the following generally are excepted from this penalty tax:

    (1)  death;

    (2)  disability;


    (3) separation from service after a Participant reaches age 55 (age 50 for public safety employees of a governmental plan) (only applies to 403(b), 401(a)/(k) and 403(a) plans);


    (4) separation from service at any age if the distribution is in the form of substantially equal periodic payments over the life (or life expectancy) of the Participant (or the Participant and Beneficiary) for a period that lasts the later of five years or until the Participant attains age 59 1/2;


    (5) distributions that do not exceed the employee's tax-deductible medical expenses for the taxable year of receipt;

    (6) distributions to an alternate payee pursuant to a domestic relations order; and

    (7)  qualified hurricane distributions and qualified wildfire distributions


   Separation from service is not required for distributions from a Traditional IRA, SEP or SIMPLE IRA under (4) above. Certain distributions from a SIMPLE IRA within two years after first participating in the Plan may be subject to a 25% penalty, rather than a 10% penalty.

   Currently, distributions from 408(b) IRAs on account of the following additional reasons are also excepted from the 10% penalty tax:

    (1) distributions up to $10,000 (in the aggregate) to cover costs of acquiring, constructing or reconstructing the residence of a first-time homebuyer;

    (2) distributions to cover certain costs of higher education: tuition, fees, books, supplies and equipment for the IRA owner, a spouse, child or grandchild; and

    (3) distributions to cover certain medical care or long-term care insurance premiums, for individuals who have received federal or state unemployment compensation for 12 consecutive months.

   408A Roth IRAs. Distributions, other than "qualified" distributions where the five-year holding rule is met, are generally subject to the same 10% penalty tax on amounts included in income as other IRAs. Distributions of rollover or conversion contributions may be subject to a 10% penalty tax if the distribution of those contributions is made within five years of the rollover/conversion.

   457 Plans. Distributions generally may be made under an EDCP prior to severance from employment only upon attainment of age 70 1/2, for unforeseeable emergencies or for amounts under $5,000 for inactive Participants, and are includible in the recipient's gross income in the year paid. Such distributions are not subject to the 10% early withdrawal penalty tax.

   Nonqualified Contracts. A 10% penalty tax applies to the taxable portion of a distribution received before age 59 1/2 under a nonqualified Contract, unless the distribution is:

    (1)  to a Beneficiary on or after the Contract Owner's death;

    (2)  upon the Contract Owner's disability;

    (3) part of a series of substantially equal annuity payments for the life or life expectancy of the Contract Owner, or the lives or joint life expectancy of the Contract Owner and Beneficiary for a period lasting the later of 5 years or until the Contract Owner attains age 59 1/2;

    (4)  made under an immediate annuity contract; or

    (5)  allocable to Purchase Payments made before August 14, 1982.

Special Tax Consequences -- Required Distributions


   403(b) Annuities. Generally, minimum required distributions are required from both pre-tax and Roth amounts accumulated under the Contract and must commence no later than April 1 of the calendar year following the later of the calendar year in which the Participant attains age 70 1/2 or the calendar year in which the Participant retires. Required distributions must be made over a period no longer than the period determined under The IRS' Uniform Life Expectancy Table reflecting the joint life expectancy of the Participant and a Beneficiary not more than10 years younger than the Participant, or if the Participant's spouse is the sole Beneficiary and is more than 10 years younger than the Participant, their joint life expectancy. A penalty tax of 50% is imposed on the amount by which the minimum required distribution in any year exceeds the amount actually distributed in that year.


   Amounts accumulated under a Contract on December 31, 1986 may be paid in a manner that meets the above rule or, alternatively:

    (i) must begin to be paid when the Participant attains age 75 or retires, whichever is later; and

    (ii) the present value of payments expected to be made over the life of the Participant, (under the option chosen) must exceed 50% of the present value of all payments expected to be made (the "50% rule").

   The 50% rule will not apply if a Participant's spouse is the joint Annuitant. Notwithstanding these pre-January 1, 1987 rules, the entire contract balance must meet the minimum distribution incidental benefit requirement of section 403(b)(10).

   At the Participant's death before payout has begun, Contract amounts generally either must be paid to the Beneficiary within 5 years, or must begin by December 31st of the year following the year of death and be paid over the single life expectancy of the Beneficiary. If death occurs after commencement of (but before full) payout, distributions generally must be made over a period that does not exceed the longer of the Participant's or the designated Beneficiary's life expectancy. Exceptions to this rule may apply in the case of a beneficiary who is also the participant's spouse.

   A Participant generally may aggregate his or her 403(b) Contracts and accounts for purposes of satisfying these requirements, and withdraw the required distribution in any combination from such Contracts or accounts, unless the plan, Contract, or account otherwise provides.

   401(a)/(k) and 403(a) Qualified Plans. Minimum distribution requirements for qualified plans are generally the same as described for 403(b) Annuities, except that there is no exception for pre-1987 amounts, and multiple plans may not be aggregated to satisfy the requirement.

   408(b) Traditional IRAs, SEPs and SIMPLE IRAs. Minimum distribution requirements are generally the same as described above for 403(b) Annuities, except that:

    (1)  there is no exception for pre-1987 amounts; and

    (2) there is no available postponement past April 1 of the calendar year following the calendar year in which age 70 1/2 is attained.

   A Participant generally may aggregate his or her IRAs for purposes of satisfying these requirements, and withdraw the required distribution in any combination from such Contracts or accounts, unless the Contract or account otherwise provides.

   408A Roth IRAs. Minimum distribution requirements generally applicable to 403(b) Annuities, 401(a)/(k) and 403(a) qualified plans, 408(b) IRAs, SEPs and 457 Plans do not apply to 408A Roth IRAs during the Contract Owner's lifetime, but generally do apply after the Contract Owner's death.

   A Beneficiary generally may aggregate his or her Roth IRAs inherited from the same decedent for purposes of satisfying these requirements, and withdraw the required distribution in any combination from such Contracts or accounts, unless the Contract or account otherwise provides.

   457 Plans. Beginning January 1, 1989, the minimum distribution requirements for EDCPs are generally the same as described above for 403(b) Annuities except that there is no exception for pre-1987 amounts, and multiple plans may not be aggregated to satisfy the requirement. Distributions must satisfy the irrevocable election requirements applicable to non-governmental tax-exempt employer EDCPs.

   Nonqualified Contracts. Nonqualified Contracts do not require commencement of distributions at any particular time during the Contract Owner's lifetime, and generally do not limit the duration of annuity payments.

   At the Contract Owner's death before payout has begun, Contract amounts generally either must be paid to the Beneficiary within 5 years, or must begin within 1 year of death and be paid over the life or life expectancy of the Beneficiary. If death occurs after commencement of (but before full) payout, distributions generally must continue at least as rapidly as in effect at the time of death. Similar distribution requirements will also apply if the Contract Owner is not a natural person, if the Annuitant dies or is changed. An exception to this rule may apply in the case of a beneficiary who is also the participant's spouse.

Tax-Free Rollovers, Transfers and Exchanges

   403(b) Annuities. Tax-free transfers between 403(b) annuity Contracts and/or 403(b)(7) custodial accounts and, with the exception of distributions to and from Roth 403(b) accounts, tax-free rollovers to or from 403(b) programs to 408(b) IRAs, other 403(b) programs, 401(a)/403(a) qualified plans and governmental EDCPs are permitted under certain circumstances. Funds in a 403(b) annuity contract may be rolled directly over to a Roth IRA. Distributions from Roth 403(b) accounts may be rolled over or transferred to another Roth 403(b) account or rolled over to a Roth IRA or a Roth 401(k) ) or eligible Roth 457(b) account. Roth 403(b) accounts may only receive rollover contributions from other Roth accounts.

   401(a)/(k) and 403(a) Qualified Plans. The taxable portion of certain distributions, except for distributions from Roth accounts, may be rolled over tax-free to or from a 408(b) individual retirement account or annuity, another such plan, a 403(b) program, or a governmental EDCP. Funds in a qualified contract may be rolled directly over to a Roth IRA. The rollover/ transfer rules for Qualified plans are generally the same as described for 403(b) Annuities.

   408(b) Traditional IRAs and SEPs. Funds may be rolled over tax-free to or from a 408(b) IRA Contract, from a 403(b) program, a 401(a)/(k) or 403(a) qualified plan, or a governmental EDCP under certain conditions. In addition, tax-free rollovers may be made from one 408(b) IRA (other than a Roth IRA) to another provided that no more than one such rollover is made during any 12-month period.

   408A Roth IRAs. Funds may be transferred tax-free from one 408A Roth IRA to another. Funds in a 408(b) IRA or eligible retirement plan (401(a)/(k), 403(b) or governmental 457(b)) may be rolled in a taxable transaction to a 408A Roth IRA.

   Special, complicated rules governing holding periods and avoidance of the 10% penalty tax apply to rollovers from 408(b) IRAs to 408A Roth IRAs, and may be subject to further modification by Congress. You should consult your tax advisor regarding the application of these rules.

   408(p) SIMPLE IRAs. Funds may generally be rolled over tax-free from a SIMPLE IRA to a 408(b) IRA. However, during the two-year period beginning on the date you first participate in any SIMPLE IRA plan of your employer, SIMPLE IRA funds may only be rolled to another SIMPLE IRA.

   457 Plans. Tax-free transfer of EDCP amounts from tax-exempt employers are permitted only to another EDCP of a like employer. Tax-free rollovers to or from a governmental EDCP to other governmental EDCPs, 403(b) programs, 401(a)/401(k)/403(a) Qualified Plans, 408(b) IRAs are permitted under certain circumstances.

   Nonqualified Contracts. Certain of the nonqualified single payment deferred annuity Contracts permit the Contract Owner to exchange the Contract for a new deferred annuity contract prior to the commencement of annuity payments. A full or partial exchange of one annuity Contract for another is a tax-free transaction under section 1035, provided that the requirements of that section are satisfied. However, the exchange is reportable to the IRS.

Effect of Tax-Deferred Accumulations

The chart below compares the results from contributions made to:

..   A Contract issued to a tax-favored retirement program purchased with pre-tax contributions (Purchase Payments);

..   A nonqualified Contract purchased with after-tax contributions (Purchase
    Payments); and

..   Taxable accounts such as savings accounts.


                                    [CHART]



                                                    10 YEARS 20 YEARS 30 YEARS
                                                    -------- -------- --------
 Tax Account....................................... $13,978  $32,762  $58,007
 Non-qualified Contract Tax-Deferred Annuity....... $14,716  $36,499  $68,743
 Tax-Deferred Annuity.............................. $19,621  $48,665  $91,657


This hypothetical chart compares the results of (1) contributing $100 per month to a conventional, non-tax-deferred account (shown above as "Taxable Account");
(2) contributing $100 to a nonqualified, tax-deferred annuity (shown above as "Nonqualified Contract Tax-Deferred Annuity"); and (3) contributing $100 per month ($133.33 since contributions are made before tax) to an annuity purchased under a tax-deferred retirement program (shown above as "Tax-Deferred Annuity"). The chart assumes a 25% tax rate and a 4% annual rate of return. Variable options incur separate account charges and may also incur account maintenance charges and surrender charges, depending on the contract. The chart does not reflect the deduction of any such charges, and, if reflected, would reduce the amounts shown. Federal withdrawal restrictions and a 10% tax penalty may apply to withdrawals before age 59 1/2. This information is for illustrative purposes only and is not a guarantee of future return for any specific investment.

Unlike taxable accounts, contributions made to tax-favored retirement programs and nonqualified Contracts generally provide tax-deferred treatment on earnings. In addition, pre-tax contributions made to tax-favored retirement programs ordinarily are not subject to income tax until withdrawn. As shown above, investing in a tax-favored program may increase the accumulation power of savings over time. The more taxes saved and reinvested in the program, the more the accumulation power effectively grows over the years.

To further illustrate the advantages of tax-deferred savings using a 25% federal tax bracket, an annual return (before the deduction of any fees or charges) of 4% under a tax-favored retirement program in which tax savings were reinvested has an equivalent after-tax annual return of 3% under a taxable program. The 4% return on the tax-deferred program will be reduced by the impact of income taxes upon withdrawal. The return will vary depending upon the timing of withdrawals. The previous chart represents (without factoring in fees or charges) after-tax amounts that would be received.

By taking into account the current deferral of taxes, contributions to tax-favored retirement programs increase the amount available for savings by decreasing the relative current out-of-pocket cost (referring to the effect on annual net take-home pay) of the investment, regardless of which type of qualifying investment arrangement that is selected. The chart below illustrates this principle by comparing a pre-tax contribution to a tax-favored retirement plan with an after-tax contribution to a taxable account:

                              Paycheck Comparison

                                            Tax-Favored Retirement Program Taxable Account
                                            ------------------------------ ---------------
Annual amount available for savings before
  federal taxes............................             $2,400                 $2,400
Current federal income tax due on Purchase
  Payments.................................                  0                 $ (600)
Net retirement plan Purchase Payments......             $2,400                 $1,800

This chart assumes a 25% federal income tax rate. The $600 that is paid toward current federal income taxes reduces the actual amount saved in the taxable account to $1,800 while the full $2,400 is contributed to the tax-qualified program, subject to being taxed upon withdrawal. Stated otherwise, to reach an annual retirement savings goal of $2,400, the contribution to a tax-qualified retirement program results in a current out-of-pocket expense of $1,800 while the contribution to a taxable account requires the full $2,400 out-of-pocket expense. The tax-qualified retirement program represented in this chart is a plan type, such as one under section 403(b) of the Code, which allows participants to exclude contributions (within limits) from gross income. This chart is an example only and does not reflect the return of any specific investment.

Foreign Account Tax Compliance Act ("FATCA")

U.S. persons should be aware that FATCA, enacted in 2010, provides that a 30% withholding tax will be imposed on certain gross payments (which could include distributions from cash value life insurance or annuity products) made to a foreign entity holding accounts on behalf of U.S. persons if such entity fails to provide applicable certifications to the U.S. government. An entity, for this purpose, will be considered a foreign entity unless it provides an applicable certification to the contrary. Prospective purchasers with accounts in foreign financial institutions or foreign entities should consult with their tax advisor regarding the application of FATCA to their purchase.

Other Withholding Tax


A non-resident Contract Owner that is not exempt from United States federal withholding tax should consult its tax advisor as to the availability of an exemption from, or reduction of, such tax under an applicable income tax treaty, if any.

--------------------------------------------------------------------------------
                              EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------

   From time to time, we may allow you to exchange an older variable annuity issued by VALIC into VALIC's Portfolio Director Plus Fixed and Variable Annuity Product ("Portfolio Director"), a newer product with more current features and benefits issued by VALIC. Such an exchange offer will be made in accordance with applicable state and federal securities and insurance rules and regulations. You may exchange the Contracts into Portfolio Director as discussed below. See the Portfolio Director prospectus for more details concerning the Portfolio Director investment options and associated fees.

Exchanges From SA-1 and SA-2 Contracts
(GUP-64, GUP-74, GTS-VA)

   Sales/Surrender Charges. Under the SA-1 and SA-2 Contracts a sales and administrative charge is deducted from each Purchase Payment. This charge ranges from 5% of the first $5,000 of Purchase Payments to 3% of Purchase Payments in excess of $15,000. If a SA-1 or SA-2 Contract is exchanged for Portfolio Director the surrender charge under Portfolio Director will not apply to the amount of Account Value applied to Portfolio Director ("Exchanged Amount"). Purchase Payments made to Portfolio Director, however, would be subject to a surrender charge. In the case of a partial surrender, all Purchase Payments to Portfolio Director will be deemed to be withdrawn before any Exchanged Amount is deemed to be withdrawn. No exchange pursuant to this offer will be allowed within 120 days of a transfer of fixed accumulations under a SA-1 or SA-2 Contract to the variable portion of such Contract. Under Portfolio Director, no sales charge is deducted at the time a Purchase Payment is made, but a surrender charge may be imposed on partial or total surrenders. The surrender charge may not exceed 5% of any Purchase Payments withdrawn within the most recent five years prior to the receipt of the surrender request by the Company at its Home Office. For purposes of this surrender charge, the most recent Purchase Payments are deemed to be withdrawn first.

   Other Charges. A charge of a percentage of each Purchase Payment is made for administrative expenses for SA-1 and SA-2 Contracts. The charge is generally 1.25% and is included in the above sales and administrative charge. An additional daily charge (at an annual rate of 1% of total net assets attributable to SA-1 Contracts and ranging from 0.21% to 0.85% of total net assets attributable to SA-2 Contracts) is made for mortality and expense risks assumed by the Company under the variable portion of the Contract. The total of these expenses and other charges is limited to a maximum of the rate imposed on SA-1 and SA-2 Contracts on April 1, 1987. (See prospectus for SA-1 and SA-2 contracts dated April 20, 1987.) For Portfolio Director, a quarterly account maintenance charge of $3.75 is assessed for each calendar quarter during the Purchase Period during which any Variable Account Option Account Value is credited to a Participant's Account. The fee is to reimburse the Company for some of the administrative expenses associated with the Variable Account Options. No fee is assessed for any calendar quarter if the Account Value is credited only to the Fixed Account Options throughout the quarter. Such fee begins immediately if an exchange is made into any Variable Account Option offered under Portfolio Director. The fee may also be reduced or waived by the Company on Portfolio Director if the administrative expenses are expected to be lower for that Contract. To cover expenses not covered by the account maintenance charge and to compensate the Company for assuming mortality risks and administration and distribution expenses under Portfolio Director, an additional daily charge with an annualized rate of 0.75% to 1.25% (or lower amounts during the Purchase Period for different series of Portfolio Director), depending upon the Variable Account Options selected, if any, on the average daily net asset value of the Separate Account is attributable to Portfolio Director.

   Investment Options. Under SA-1 and SA-2 Contracts only one Division of VALIC Separate Account A is available as a variable investment alternative. This Division invests in a portfolio of VALIC Company I, the Stock Index Fund. Under a "grandfathering" arrangement, the total advisory fees and certain other charges imposed against these Contracts are limited to a maximum of the rate charged on April 1, 1987. The maximum expense ratio for the GUP and GTS VA Contracts is 1.4157% and 0.6966%, respectively. (See the prospectus for these Contracts dated April 20, 1987.) Under Portfolio Director, over 60 Divisions of VALIC Separate Account A are available, which Divisions invest in different investment portfolios of VALIC Company I, VALIC Company II, and several other public mutual fund portfolios. Three fixed investment options are also available.

   Annuity Options. Annuity options under the SA-1 and SA-2 Contracts provide for payments on a fixed or variable basis, or a combination of both. The SA-1 Contract annuity payments under a designated period option are limited to 15 years on a fixed basis only. Under this Contract, the designated period option may, subject to adverse tax consequences, be commuted at any time for its remaining value. SA-2 Contracts do not provide a designated period option nor do they provide for commutation. Portfolio Director permits Payout Payments for a designated period of between 5 and 30 years. The SA-1 and SA-2 Contracts make no provision for transfers from a separate account to a fixed annuity during the annuity period. This option, subject to certain conditions, is available under Portfolio Director. The SA-1 Contracts provide an option for monthly variable annuity payments to be made at a level payment basis during each year of the annuity period. Portfolio Director does not provide this option. SA-1 and Portfolio Director, but not SA-2 Contracts, both provide for "betterment of rates." Under this provision, Payout Payments for fixed annuities will be based on mortality tables then being used by the Company, if more favorable to the Annuitant than those included in the Contract.
--------------------------------------------------------------------------------
                              PURCHASE UNIT VALUE
--------------------------------------------------------------------------------

   Purchase Unit value is discussed in the prospectus under "Purchase Period." The Purchase Unit value for a Division is calculated as shown below:

Step 1: Calculate the gross investment rate:

    Gross Investment Rate
=   (equals)
    The Division's investment income and capital gains and losses (whether realized or unrealized) on that day from the assets attributable to the Division.
/   (divided by)
    The value of the Division for the immediately preceding day on which the values are calculated.

We calculate the gross investment rate as of 4:00 p.m. Eastern time on each business day when the Exchange is open.

Step 2: Calculate net investment rate for any day as follows:

    Net Investment Rate
=   (equals)
    Gross Investment Rate (calculated in Step 1)
-   (minus)
    Separate Account charges.

Step 3: Determine Purchase Unit Value for that day.

    Purchase Unit Value for that day.
=   (equals)
    Purchase Unit Value for immediate preceding day.
X   (multiplied by)
    Net Investment Rate (as calculated in Step 2) plus 1.00.

   The following illustrations show a calculation of a new Unit value and the purchase of Purchase Units (using hypothetical examples):

              Illustration of Calculation of Purchase Unit Value

1. Purchase Unit value, beginning of period....... $ 1.800000
2. Value of Fund share, beginning of period.......  21.200000
3. Change in value of Fund share..................    .500000
4. Gross investment return (3)/(2)................    .023585
5. Daily separate account fee..................... $  .000027
                                                   ----------
6. Net investment return (4)--(5).................    .023558
                                                   ----------
7. Net investment factor 1.000000+(6)............. $ 1.023558
                                                   ----------
8. Purchase Unit value, end of period (1)X(7)..... $ 1.842404
                                                   ----------

  Illustration of Purchase of Purchase Units (Assuming No State Premium Tax)

1. First Periodic Purchase Payment.................................. $  100.00
2. Purchase Unit value on effective date of purchase (see example above)............................................................ $1.800000
3. Number of Purchase Units purchased (1)/(2).......................    55.556
4. Purchase Unit value for valuation date following purchase (See example above).................................................... $1.842404
                                                                     ---------
5. Value of Purchase Units in account for valuation date following purchase (3)X(4).................................................. $  102.36
                                                                     ---------

--------------------------------------------------------------------------------
                                PAYOUT PAYMENTS
--------------------------------------------------------------------------------

Assumed Investment Rate

   The discussion concerning the amount of payout payments which follows this section is based on an Assumed Investment Rate of 3 1/2% per annum (3% for GTS-VA Contracts sold in connection with section 403(b) plans). However, the Company will permit each Annuitant choosing a variable payout option to select an Assumed Investment Rate permitted by state law or regulations other than the 3 1/2% (or 3%) rate described in the Prospectus. The foregoing Assumed Investment Rates are used merely in order to determine the first monthly payment per thousand dollars of value. It should not be inferred that such rates will bear any relationship to the actual net investment experience of VALIC Separate Account A.

Amount of Payout Payments

   The amount of the first variable Payout Payment to the Annuitant will depend on the amount of the Account Value applied to effect the variable payout as of the tenth day immediately preceding the date Payout Payments commence, the amount of any premium tax owed, the payout option selected, and the age of the Annuitant.


   The Contracts contain tables indicating the dollar amount of the first payout payment under each payout option for each $1,000 of Account Value (after the deduction for any premium tax) at various ages. These tables are based upon the Progressive Annuity Tables for GUP Contracts. GTS-VA Contracts use the 1949 male annuity mortality tables at 3% for Contracts sold in connection with section 403(b) plans and the Progressive Annuity Table (assuming all births in 1915) at 3 1/2% for all other Contracts.


   The portion of the first monthly variable payout payment derived from a Division of VALIC Separate Account A is divided by the Payout Unit value for that Division (calculated ten days prior to the date of the first monthly payment) to determine the number of Payout Units in each Division represented by the payment. The number of such units will remain fixed during the Payout Period, assuming the Annuitant makes no transfers of Payout Units to provide Payout Units under another Division or to provide a fixed annuity.

   In any subsequent month, the dollar amount of the variable payout payment derived from each Division is determined by multiplying the number of Payout Units in that Division by the value of such Payout Units on the tenth day preceding the due date of such payment. The Payout Unit value will increase or decrease in proportion to the net investment return of the Division or Divisions underlying the variable payout since the date of the previous payout payment, less an adjustment to neutralize the Assumed Investment Rate referred to above. For example, a factor of .999919 is applied to Contracts containing a 3% Assumed Investment Rate and a factor of .999906 is applied to Contracts containing a 3.5% Assumed Investment Rate. (Calculation of the net investment factor is discussed in the Prospectus under "Purchase Period -- Purchase Unit Value.") This is true for all annuity options except the sixth payout option described in the Prospectus (see "Payout Period"). Under the sixth payout option, the amount of subsequent payments remains fixed, but the number of payments varies with the experience of Divisions 10A and 10B for GUP and GTS-VA, respectively.

   Therefore, the dollar amount of variable payout payments after the first year will vary with the amount by which the net investment return is greater or less than 3 1/2% per annum. For example, if a Division has a cumulative net investment return of 5% over a one year period, the first payout payment in the next year will be approximately 1 1/2 percentage points greater than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment experience of the Division. If such net investment return is 1% over a one year period, the first payout payment in the next year will be approximately 2 1/2 percentage points less than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment experience of the applicable Division.

   Each deferred Contract provides that, when fixed payout payments are to be made under one of the first four payout options, the monthly payment to the Annuitant will not be less than the monthly payment produced by the then current settlement option rates, which will not be less than the rates used for a currently issued single payment immediate annuity contract. The purpose of this provision is to assure the Annuitant that, at retirement, if the fixed payout purchase rates then required by the Company for new single payment immediate annuity contracts are significantly more favorable than the annuity rates guaranteed by a Contract, the Annuitant will be given the benefit of the new annuity rates.

Payout Unit Value

   The value of a Payout Unit is calculated at the same time that the value of a Purchase Unit is calculated and is based on the same values for Fund shares and other assets and liabilities. (See "Purchase Period" in the prospectus.)

   The calculation of the Payout Unit value for any period is determined by multiplying the Payout Unit value for the immediately preceding period by the net investment factor for the date for which the Payout Unit value is being calculated. (The net investment factor used is the net investment factor used to calculate the Purchase Unit value described in the Prospectus under "Purchase Period.") In order to avoid the crediting of "double interest," the result is then multiplied by a factor to neutralize the Assumed Investment Rate built into the annuity table contained in the Contract. For example, a factor of .999919 is applied to Contracts containing a 3% Assumed Investment Rate, and a factor of .999906 is applied to Contracts containing a 3 1/2% rate.

   The following illustrations show, by use of hypothetical examples, the method of determining the Payout Unit value and the amount of variable annuity payments.

               Illustration of Calculation of Payout Unit Value

1. Payout Unit value, beginning of period............ $1.000000
2. Net investment factor for period..................  1.019991
3. Daily adjustment for 3.5% Assumed Investment Rate.   .999906
4. (2)X(3)...........................................  1.019895
5. Payout Unit value, end of period (1)X(4).......... $1.019895

                        Illustration of Payout Payments

Any Annuitant age 65, Life Annuity with 120 Payments Certain

1. Number of Purchase Units at Payout Date........................  10,000.00
2. Purchase Unit value............................................ $ 1.000000
3. Purchase Value of Contract (1)X(2)............................. $10,000.00
4. First monthly annuity payment per $1,000 of Accumulation Value. $     5.63
5. First monthly annuity payment (3)X(4)/1,000.................... $    56.30
6. Payout Unit value.............................................. $ 1.000000
7. Number of Payout Units (5)/(6).................................      56.30
8. Assume Payout Unit value for second month equal to............. $  .997000
9. Second monthly Payout Payment (7)X(8).......................... $    56.13
10. Assume Payout Unit value for third month equal to............. $  .980000
11. Third monthly Payout Payment (7)X(10)......................... $    55.17

--------------------------------------------------------------------------------
                  DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS
--------------------------------------------------------------------------------

   The Company has qualified or intends to qualify the Contracts for sale in all fifty states and the District of Columbia.

   The Contracts are no longer offered to new plans but may available to participants in plans with an existing Contract. Previously, the Contracts were sold in a continuous offering by licensed insurance agents who are registered representatives of broker-dealers that are members of the Financial Industry Regulatory Authority ("FINRA").

   AIG Capital Services, Inc. ("Distributor") is the distributor for VALIC Separate Account A. Distributor, an affiliate of the Company, is located at 21650 Oxnard Street, Suite 750, Woodland Hills, CA 91367. The Distributor is a Delaware corporation and a member of FINRA.

   VALIC no longer pays commissions to financial advisors for sales or subsequent Purchase Payments made into the Contracts. The commissions, which were paid by the Company, did not result in any charge to Contract Owners or to VALIC Separate Account A, in addition to the charges described under "Fees and Charges" in the prospectus.

   Pursuant to its underwriting agreement with the Distributor and VALIC Separate Account A, the Company reimburses the Distributor for reasonable sales expenses, including overhead expenses. The Company has not paid any sales commissions with respect to sales of the Contract for the past three fiscal years ended December 31.

--------------------------------------------------------------------------------
                                    EXPERTS
--------------------------------------------------------------------------------

       PricewaterhouseCoopers LLP, located at 1000 Louisiana Street, Suite 5800, Houston, TX 77002, serves as the independent registered public accounting firm for The Variable Annuity Life Insurance Company Separate Account A, The Variable Annuity Life Insurance Company ("VALIC"), and American Home Assurance Company.

       You may obtain a free copy of these financial statements if you write us at our Home Office, located at 2929 Allen Parkway, Houston, Texas, 77019 or call us at 1-800-448-2542. The financial statements have also been filed with the SEC and can be obtained through its website at http://www.sec.gov.


       The following financial statements are included in the Statement of Additional Information in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting:

    . The Audited Financial Statements of The Variable Annuity Life Insurance Company Separate Account A of The Variable Annuity Life Insurance Company as of December 31, 2017 and for each of the two years in the period ended December 31, 2017

    . The Audited Consolidated Financial Statements of The Variable Annuity Life Insurance Company as of December 31, 2017 and December 31, 2016 and for each of the three years in the period ended December 31, 2017

    . The Audited Statutory Financial Statements of American Home Assurance Company as of December 31, 2017 and December 31, 2016 and for each of the three years in the period ended December 31, 2017


--------------------------------------------------------------------------------
                       COMMENTS ON FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

   The financial statements of The Variable Annuity Life Insurance Company should be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts, which include death benefits, and its assumption of the mortality and expense risks.

   Divisions 10A and 10B are the only Divisions available under the Contracts described in the prospectus.

   You should only consider the statutory financial statements of American Home that we include in this SAI as bearing on the ability of American Home, as guarantor, to meet its obligations under the guarantee with respect to Contracts with a date of issue of December 29, 2006 or earlier.

(C) 2018 American International Group, Inc.

All Rights Reserved.

                                                             Separate Account A
                                    The Variable Annuity Life Insurance Company

                                                                           2017

                                                                  Annual Report

                                                              December 31, 2017

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of The Variable Annuity Life Insurance Company and the Contract Owners of Separate Account A

OPINIONS ON THE FINANCIAL STATEMENTS

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of each of the sub-accounts indicated in Note 1 (constituting Separate Account A sponsored by The Variable Annuity Life Insurance Company, hereafter collectively referred to as the "sub-accounts") as of December 31, 2017, and the related statements of operations and changes in net assets for each of the periods indicated in Note 1, including the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the sub-accounts in Separate Account A as of December 31, 2017, the results of each of their operations and the changes in each of their net assets for each of the periods indicated in Note 1, in conformity with accounting principles generally accepted in the United States of America.

BASIS FOR OPINIONS

These financial statements are the responsibility of The Variable Annuity Life Insurance Company's management. Our responsibility is to express an opinion on the financial statements of each of the sub-accounts in Separate Account A based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to each of the sub-accounts in Separate Account A in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the mutual fund companies and transfer agents. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
Houston, Texas
April 30, 2018

We have served as the auditor of one or more of the sub-accounts in the AIG Life and Retirement Separate Account Group since at least 1994. We have not determined the specific year we began serving as auditor.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

                                                                                    Contract                   Net Assets
                                                         Due from (to)              Owners - Contract Owners Attributable to
                                          Investments at    General                 Annuity  - Accumulation  Contract Owner
Sub-accounts                                Fair Value   Account, Net   Net Assets  Reserves    Reserves        Reserves
------------                              -------------- ------------- ------------ -------- --------------- ---------------
American Beacon Bridgeway Large Cap
  Growth Fund                              $ 66,442,455    $   (749)   $ 66,441,706 $     --  $ 66,441,706    $ 66,441,706
American Beacon Holland Large Cap
  Growth Fund I Investor Class                   78,581          13          78,594   10,919        67,675          78,594
AST SA BlackRock Multi-Asset Income
  Portfolio Class 3                             457,385          --         457,385       --       457,385         457,385
AST SA Edge Asset Allocation Portfolio
  Class 3                                        33,128          --          33,128       --        33,128          33,128
AST SA Wellington Capital Appreciation
  Portfolio Class 3                           1,128,049          --       1,128,049       --     1,128,049       1,128,049
AST SA Wellington Government and
  Quality Bond Portfolio Class 3              2,195,706          --       2,195,706       --     2,195,706       2,195,706
AST SA Wellington Growth Portfolio
  Class 3                                         6,122          --           6,122       --         6,122           6,122
AST SA Wellington Multi-Asset Income
  Portfolio Class 3                             169,675          --         169,675       --       169,675         169,675
AST SA Wellington Natural Resources
  Portfolio Class 3                              27,938          --          27,938       --        27,938          27,938
Ariel Appreciation Fund Investor Class      371,020,063      (8,921)    371,011,142  391,546   370,619,596     371,011,142
Ariel Fund Investor Class                   446,671,964     (10,043)    446,661,921  193,253   446,468,668     446,661,921
FTVIP Franklin Founding Funds Allocation
  VIP Fund Class 2                                4,124          --           4,124       --         4,124           4,124
FTVIP Franklin Income VIP Fund Class 2          739,389          --         739,389       --       739,389         739,389
Goldman Sachs VIT Government Money
  Market Fund Service Class                     250,713          --         250,713       --       250,713         250,713
Invesco V.I. Balanced-Risk Commodity
  Strategy Fund Class R5                    202,805,290      (9,962)    202,795,328   43,511   202,751,817     202,795,328
Invesco V.I. Comstock Fund Series II          1,148,183          --       1,148,183       --     1,148,183       1,148,183
Invesco V.I. Growth and Income Fund
  Series II                                   1,314,135          --       1,314,135       --     1,314,135       1,314,135
Lord Abbett Fund Growth and Income
  Portfolio Class VC                            124,750          --         124,750       --       124,750         124,750
SST SA Allocation Balanced Portfolio
  Class 3                                     1,048,256          --       1,048,256       --     1,048,256       1,048,256
SST SA Allocation Growth Portfolio
  Class 3                                     1,502,872          --       1,502,872       --     1,502,872       1,502,872
SST SA Allocation Moderate Growth
  Portfolio Class 3                           1,439,760          --       1,439,760       --     1,439,760       1,439,760
SST SA Allocation Moderate Portfolio
  Class 3                                     2,211,165          --       2,211,165       --     2,211,165       2,211,165
SST SA Putnam Asset Allocation
  Diversified Growth Portfolio Class 3          500,336          --         500,336       --       500,336         500,336
SST SA Wellington Real Return Portfolio
  Class 3                                     1,180,311          --       1,180,311       --     1,180,311       1,180,311
SAST Invesco VCP Value Portfolio Class 3     17,272,557          --      17,272,557       --    17,272,557      17,272,557
SAST SA AB Growth Portfolio Class 3             355,077          --         355,077       --       355,077         355,077
SAST SA AB Small & Mid Cap Value
  Portfolio Class 3                             613,193          --         613,193       --       613,193         613,193
SAST SA American Funds Asset Allocation
  Portfolio Class 3                          11,879,037          --      11,879,037       --    11,879,037      11,879,037
SAST SA American Funds Global Growth
  Portfolio Class 3                             933,189          --         933,189       --       933,189         933,189
SAST SA American Funds Growth
  Portfolio Class 3                             928,454          --         928,454       --       928,454         928,454
SAST SA American Funds Growth-Income
  Portfolio Class 3                           1,738,836          --       1,738,836       --     1,738,836       1,738,836
SAST SA American Funds VCP Managed
  Asset Allocation Portfolio Class 3         36,220,476          --      36,220,476       --    36,220,476      36,220,476
SAST SA BlackRock VCP Global Multi
  Asset Portfolio Class 3                    21,210,431          --      21,210,431       --    21,210,431      21,210,431
SAST SA Boston Company Capital Growth
  Portfolio Class 3                             538,798          --         538,798       --       538,798         538,798
SAST SA Columbia Technology Portfolio
  Class 3                                       190,104          --         190,104       --       190,104         190,104
SAST SA DFA Ultra Short Bond Portfolio
  Class 3                                       505,905          --         505,905       --       505,905         505,905
SAST SA Dogs of Wall Street Portfolio
  Class 3                                     1,938,614          --       1,938,614       --     1,938,614       1,938,614
SAST SA Federated Corporate Bond
  Portfolio Class 3                           3,117,512          --       3,117,512       --     3,117,512       3,117,512
SAST SA Fixed Income Index Portfolio
  Class 3                                        42,630          --          42,630       --        42,630          42,630
SAST SA Franklin Foreign Value Portfolio
  Class 3                                       539,649          --         539,649       --       539,649         539,649
SAST SA Franklin Small Company Value
  Portfolio Class 3                             330,857          --         330,857       --       330,857         330,857
SAST SA Goldman Sachs Global Bond
  Portfolio Class 3                           1,552,906          --       1,552,906       --     1,552,906       1,552,906
SAST SA Goldman Sachs Multi-Asset
  Insights Portfolio Class 3                     15,048          --          15,048       --        15,048          15,048
SAST SA Index Allocation 60-40 Portfolio
  Class 3                                       433,934          --         433,934       --       433,934         433,934
SAST SA Index Allocation 80-20 Portfolio
  Class 3                                     1,606,337          --       1,606,337       --     1,606,337       1,606,337
SAST SA Index Allocation 90-10 Portfolio
  Class 3                                     6,466,080          --       6,466,080       --     6,466,080       6,466,080
SAST SA International Index Portfolio
  Class 3                                         9,104          --           9,104       --         9,104           9,104
SAST SA Invesco Growth Opportunities
  Portfolio Class 3                              65,349          --          65,349       --        65,349          65,349
SAST SA Janus Focused Growth Portfolio
  Class 3                                       348,761          --         348,761       --       348,761         348,761
SAST SA JPMorgan Balanced Portfolio
  Class 3                                     1,092,156          --       1,092,156       --     1,092,156       1,092,156
SAST SA JPMorgan Emerging Markets
  Portfolio Class 3                             277,098          --         277,098       --       277,098         277,098
SAST SA JPMorgan Equity-Income
  Portfolio Class 3                           1,335,206          --       1,335,206       --     1,335,206       1,335,206
SAST SA JPMorgan Global Equities
  Portfolio Class 3                               4,978          --           4,978       --         4,978           4,978
SAST SA JPMorgan MFS Core Bond
  Portfolio Class 3                           3,404,288          --       3,404,288       --     3,404,288       3,404,288
SAST SA JPMorgan Mid-Cap Growth
  Portfolio Class 3                             160,286          --         160,286       --       160,286         160,286
SAST SA Large Cap Index Portfolio
  Class 3                                         3,642          --           3,642       --         3,642           3,642
SAST SA Legg Mason BW Large Cap
  Value Portfolio Class 3                       855,318          --         855,318       --       855,318         855,318
SAST SA Legg Mason Tactical
  Opportunities Portfolio Class 3                28,331          --          28,331       --        28,331          28,331
SAST SA MFS Blue Chip Growth Portfolio
  Class 3                                       693,096          --         693,096       --       693,096         693,096
SAST SA MFS Massachusetts Investors
  Trust Portfolio Class 3                     1,281,620          --       1,281,620       --     1,281,620       1,281,620
SAST SA MFS Telecom Utility Portfolio
  Class 3                                        36,825          --          36,825       --        36,825          36,825
SAST SA MFS Total Return Bond Portfolio
  Class 3                                       703,882          --         703,882       --       703,882         703,882
SAST SA Mid Cap Index Portfolio Class 3          22,760          --          22,760       --        22,760          22,760
SAST SA Morgan Stanley International
  Equities Portfolio Class 3                    714,257          --         714,257       --       714,257         714,257
SAST SA Oppenheimer Main Street Large
  Cap Portfolio Class 3                       1,066,784          --       1,066,784       --     1,066,784       1,066,784
SAST SA PIMCO VCP Tactical Balanced
  Portfolio Class 3                          21,292,596          --      21,292,596       --    21,292,596      21,292,596
SAST SA PineBridge High-Yield Bond
  Portfolio Class 3                             630,137          --         630,137       --       630,137         630,137
SAST SA Putnam International Growth and
  Income Portfolio Class 3                      128,806          --         128,806       --       128,806         128,806
SAST SA Pyramis Real Estate Portfolio
  Class 3                                        94,373          --          94,373       --        94,373          94,373
SAST SA Schroder's VCP Global
  Allocation Portfolio Class 3               13,307,811          --      13,307,811       --    13,307,811      13,307,811
SAST SA Small Cap Index Portfolio
  Class 3                                         7,283          --           7,283       --         7,283           7,283
SAST SA T. Rowe Price Asset Allocation
  Growth Portfolio Class 3                       25,568          --          25,568       --        25,568          25,568
SAST SA T. Rowe Price VCP Balanced
  Portfolio Class 3                          20,286,212          --      20,286,212       --    20,286,212      20,286,212
SAST SA VCP Dynamic Allocation
  Portfolio Class 3                          60,636,054          --      60,636,054       --    60,636,054      60,636,054
SAST SA VCP Dynamic Strategy Portfolio
  Class 3                                    50,719,252          --      50,719,252       --    50,719,252      50,719,252
SAST SA VCP Index Allocation Portfolio
  Class 3                                       328,875          --         328,875       --       328,875         328,875
SAST SA WellsCap Aggressive Growth
  Portfolio Class 3                              96,543          --          96,543       --        96,543          96,543

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017


                                                      Due from                   Contract                     Net Assets
                                                    (to) General                 Owners -   Contract Owners Attributable to
                                Investments at Fair   Account,                   Annuity    - Accumulation  Contract Owner
Sub-accounts                           Value            Net        Net Assets    Reserves      Reserves        Reserves
------------                    ------------------- ------------ -------------- ----------- --------------- ---------------
T. Rowe Price Retirement 2015
  Advisor Class                   $    8,061,664     $    (151)  $    8,061,513 $        -- $    8,061,513  $    8,061,513
T. Rowe Price Retirement 2020
  Advisor Class                       21,791,903          (440)      21,791,463          --     21,791,463      21,791,463
T. Rowe Price Retirement 2025
  Advisor Class                       19,614,347          (648)      19,613,699          --     19,613,699      19,613,699
T. Rowe Price Retirement 2030
  Advisor Class                       22,213,496          (721)      22,212,775          --     22,212,775      22,212,775
T. Rowe Price Retirement 2035
  Advisor Class                       17,630,361          (789)      17,629,572          --     17,629,572      17,629,572
T. Rowe Price Retirement 2040
  Advisor Class                       17,256,520          (833)      17,255,687          --     17,255,687      17,255,687
T. Rowe Price Retirement 2045
  Advisor Class                       11,089,620          (835)      11,088,785          --     11,088,785      11,088,785
T. Rowe Price Retirement 2050
  Advisor Class                        8,588,780          (590)       8,588,190          --      8,588,190       8,588,190
T. Rowe Price Retirement 2055
  Advisor Class                        3,969,893          (363)       3,969,530          --      3,969,530       3,969,530
T. Rowe Price Retirement 2060
  Advisor Class                        2,065,396          (197)       2,065,199          --      2,065,199       2,065,199
VALIC Company I Asset
  Allocation Fund                    169,990,872        (5,058)     169,985,814     101,132    169,884,682     169,985,814
VALIC Company I Blue Chip
  Growth Fund                        677,405,997       (18,840)     677,387,157      98,888    677,288,269     677,387,157
VALIC Company I Broad Cap
  Value Fund                          53,147,885          (918)      53,146,967          --     53,146,967      53,146,967
VALIC Company I Capital
  Conservation Fund                  157,167,177        (4,010)     157,163,167     145,519    157,017,648     157,163,167
VALIC Company I Core Equity
  Fund                               260,349,258       (10,153)     260,339,105     225,448    260,113,657     260,339,105
VALIC Company I Dividend
  Value Fund                         749,026,525       (17,488)     749,009,037     237,718    748,771,319     749,009,037
VALIC Company I Dynamic
  Allocation Fund                    256,698,642        (2,271)     256,696,371          --    256,696,371     256,696,371
VALIC Company I Emerging
  Economies Fund                     827,639,732       (21,139)     827,618,593      79,235    827,539,358     827,618,593
VALIC Company I Foreign Value
  Fund                               835,955,944       (24,578)     835,931,366      80,566    835,850,800     835,931,366
VALIC Company I Global Real
  Estate Fund                        305,304,655       (12,737)     305,291,918       4,866    305,287,052     305,291,918
VALIC Company I Global Social
  Awareness Fund                     438,786,013       (10,223)     438,775,790     339,785    438,436,005     438,775,790
VALIC Company I Global
  Strategy Fund                      402,938,473       (12,566)     402,925,907     155,677    402,770,230     402,925,907
VALIC Company I Government
  Money Market I Fund                298,476,008       (27,006)     298,449,002      11,095    298,437,907     298,449,002
VALIC Company I Government
  Securities Fund                    103,626,702        (2,871)     103,623,831      86,704    103,537,127     103,623,831
VALIC Company I Growth &
  Income Fund                        122,475,625        (3,736)     122,471,889      69,333    122,402,556     122,471,889
VALIC Company I Growth Fund        1,156,899,992       (29,421)   1,156,870,571     369,369  1,156,501,202   1,156,870,571
VALIC Company I Health
  Sciences Fund                      753,766,587       (15,337)     753,751,250     159,873    753,591,377     753,751,250
VALIC Company I Inflation
  Protected Fund                     475,532,885       (11,621)     475,521,264     106,570    475,414,694     475,521,264
VALIC Company I International
  Equities Index Fund              1,314,929,784       (36,788)   1,314,892,996     158,149  1,314,734,847   1,314,892,996
VALIC Company I International
  Government Bond Fund               175,223,298        (3,655)     175,219,643      29,908    175,189,735     175,219,643
VALIC Company I International
  Growth Fund                        429,101,710       (11,057)     429,090,653     425,955    428,664,698     429,090,653
VALIC Company I Large Cap
  Core Fund                          162,495,827        (5,873)     162,489,954      21,330    162,468,624     162,489,954
VALIC Company I Large Capital
  Growth Fund                        433,880,949       (16,392)     433,864,557     122,564    433,741,993     433,864,557
VALIC Company I Mid Cap
  Index Fund                       3,368,348,177       (42,017)   3,368,306,160   1,667,126  3,366,639,034   3,368,306,160
VALIC Company I Mid Cap
  Strategic Growth Fund              267,384,763        (8,804)     267,375,959      52,887    267,323,072     267,375,959
VALIC Company I Nasdaq-100
  Index Fund                         405,184,617        (7,957)     405,176,660      98,654    405,078,006     405,176,660
VALIC Company I Science &
  Technology Fund                  1,235,807,362       (37,212)   1,235,770,150     971,103  1,234,799,047   1,235,770,150
VALIC Company I Small Cap
  Aggressive Growth Fund             135,786,851        (2,879)     135,783,972      12,648    135,771,324     135,783,972
VALIC Company I Small Cap
  Fund                               319,542,075        (9,397)     319,532,678     267,225    319,265,453     319,532,678
VALIC Company I Small Cap
  Index Fund                       1,116,430,450       (27,180)   1,116,403,270     686,397  1,115,716,873   1,116,403,270
VALIC Company I Small Cap
  Special Values Fund                235,472,505        (4,792)     235,467,713      96,202    235,371,511     235,467,713
VALIC Company I Small Mid
  Growth Fund                        116,513,284        (3,148)     116,510,136      11,309    116,498,827     116,510,136
VALIC Company I Stock Index
  Fund                             4,581,852,012      (187,061)   4,581,664,951   4,948,007  4,576,716,944   4,581,664,951
VALIC Company I Value Fund            92,104,025        (1,988)      92,102,037       4,416     92,097,621      92,102,037
VALIC Company II Aggressive
  Growth Lifestyle Fund              597,418,724       (18,321)     597,400,403      69,325    597,331,078     597,400,403
VALIC Company II Capital
  Appreciation Fund                   41,499,683          (740)      41,498,943          --     41,498,943      41,498,943
VALIC Company II Conservative
  Growth Lifestyle Fund              339,613,622        (8,760)     339,604,862     390,937    339,213,925     339,604,862
VALIC Company II Core Bond
  Fund                             1,023,257,437       (11,033)   1,023,246,404      10,233  1,023,236,171   1,023,246,404
VALIC Company II Government
  Money Market II Fund               123,799,547        (3,718)     123,795,829      23,875    123,771,954     123,795,829
VALIC Company II High Yield
  Bond Fund                          495,915,034       (11,912)     495,903,122      30,883    495,872,239     495,903,122
VALIC Company II International
  Opportunities Fund                 684,277,814       (16,620)     684,261,194      92,170    684,169,024     684,261,194
VALIC Company II Large Cap
  Value Fund                         203,483,101        (6,914)     203,476,187          --    203,476,187     203,476,187
VALIC Company II Mid Cap
  Growth Fund                        136,591,824        (5,602)     136,586,222      18,150    136,568,072     136,586,222
VALIC Company II Mid Cap
  Value Fund                         876,457,346       (17,679)     876,439,667     164,659    876,275,008     876,439,667
VALIC Company II Moderate
  Growth Lifestyle Fund              927,263,840       (27,186)     927,236,654      54,950    927,181,704     927,236,654
VALIC Company II Small Cap
  Growth Fund                        126,114,629        (2,389)     126,112,240       9,888    126,102,352     126,112,240
VALIC Company II Small Cap
  Value Fund                         433,237,019       (15,129)     433,221,890     167,073    433,054,817     433,221,890
VALIC Company II Socially
  Responsible Fund                   779,520,197       (15,234)     779,504,963      61,427    779,443,536     779,504,963
VALIC Company II Strategic
  Bond Fund                          612,671,027       (11,974)     612,659,053     158,902    612,500,151     612,659,053
Vanguard LifeStrategy
  Conservative Growth Fund
  Investor Shares                     91,834,103        (2,811)      91,831,292          --     91,831,292      91,831,292
Vanguard LifeStrategy Growth
  Fund Investor Shares               250,153,003        (6,323)     250,146,680      10,638    250,136,042     250,146,680
Vanguard LifeStrategy Moderate
  Growth Fund Investor Shares        255,140,801        (8,443)     255,132,358       9,964    255,122,394     255,132,358
Vanguard Long-Term Investment
  Grade Fund Investor Shares         290,221,910        (5,324)     290,216,586       6,778    290,209,808     290,216,586
Vanguard Long-Term Treasury
  Fund Investor Shares               222,632,018        (7,200)     222,624,818      54,076    222,570,742     222,624,818
Vanguard Wellington Fund
  Investor Shares                  1,988,555,756       (44,730)   1,988,511,026  11,451,895  1,977,059,131   1,988,511,026
Vanguard Windsor II Fund
  Investor Shares                  1,798,709,506       (41,148)   1,798,668,358     565,772  1,798,102,586   1,798,668,358

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 2017


                                                                             Net
                                                                            Asset
                                                                            Value
                                                                             per   Shares at Fair Cost of Shares
Sub-accounts                                                       Shares   Share      Value           Held      Level*
------------                                                     ---------- ------ -------------- -------------- ------
American Beacon Bridgeway Large Cap Growth Fund                   2,240,892 $29.65  $ 66,442,455   $ 66,868,297    1
American Beacon Holland Large Cap Growth Fund I Investor Class        4,395  17.88        78,581         79,059    1
AST SA BlackRock Multi-Asset Income Portfolio Class 3                70,932   6.45       457,385        464,704    1
AST SA Edge Asset Allocation Portfolio Class 3                        2,341  14.15        33,128         34,512    1
AST SA Wellington Capital Appreciation Portfolio Class 3             25,862  43.62     1,128,049      1,001,172    1
AST SA Wellington Government and Quality Bond Portfolio Class 3     146,422  15.00     2,195,706      2,218,959    1
AST SA Wellington Growth Portfolio Class 3                              197  31.07         6,122          5,662    1
AST SA Wellington Multi-Asset Income Portfolio Class 3               20,897   8.12       169,675        165,495    1
AST SA Wellington Natural Resources Portfolio Class 3                 1,370  20.40        27,938         23,695    1
Ariel Appreciation Fund Investor Class                            7,748,957  47.88   371,020,063    377,073,268    1
Ariel Fund Investor Class                                         6,382,852  69.98   446,671,964    324,059,882    1
FTVIP Franklin Founding Funds Allocation VIP Fund Class 2               558   7.39         4,124          3,874    1
FTVIP Franklin Income VIP Fund Class 2                               45,726  16.17       739,389        679,856    1
Goldman Sachs VIT Government Money Market Fund Service Class        250,713   1.00       250,713        250,713    1
Invesco V.I. Balanced-Risk Commodity Strategy Fund Class R5      28,443,940   7.13   202,805,290    229,150,875    1
Invesco V.I. Comstock Fund Series II                                 55,900  20.54     1,148,183        998,176    1
Invesco V.I. Growth and Income Fund Series II                        57,994  22.66     1,314,135      1,174,352    1
Lord Abbett Fund Growth and Income Portfolio Class VC                 3,358  37.15       124,750        112,716    1
SST SA Allocation Balanced Portfolio Class 3                         96,121  10.91     1,048,256      1,020,872    1
SST SA Allocation Growth Portfolio Class 3                          103,655  14.50     1,502,872      1,400,600    1
SST SA Allocation Moderate Growth Portfolio Class 3                 121,945  11.81     1,439,760      1,464,194    1
SST SA Allocation Moderate Portfolio Class 3                        189,459  11.67     2,211,165      2,139,922    1
SST SA Putnam Asset Allocation Diversified Growth Portfolio
  Class 3                                                            40,656  12.31       500,336        520,339    1
SST SA Wellington Real Return Portfolio Class 3                     123,070   9.59     1,180,311      1,186,851    1
SAST Invesco VCP Value Portfolio Class 3                          1,270,098  13.60    17,272,557     15,350,629    1
SAST SA AB Growth Portfolio Class 3                                   8,092  43.88       355,077        319,542    1
SAST SA AB Small & Mid Cap Value Portfolio Class 3                   32,032  19.14       613,193        564,695    1
SAST SA American Funds Asset Allocation Portfolio Class 3           801,955  14.81    11,879,037     11,316,595    1
SAST SA American Funds Global Growth Portfolio Class 3               71,293  13.09       933,189        883,047    1
SAST SA American Funds Growth Portfolio Class 3                      70,787  13.12       928,454        903,726    1
SAST SA American Funds Growth-Income Portfolio Class 3              134,274  12.95     1,738,836      1,718,362    1
SAST SA American Funds VCP Managed Asset Allocation Portfolio
  Class 3                                                         2,527,391  14.33    36,220,476     32,825,325    1
SAST SA BlackRock VCP Global Multi Asset Portfolio Class 3        1,820,819  11.65    21,210,431     19,562,595    1
SAST SA Boston Company Capital Growth Portfolio Class 3              32,752  16.45       538,798        440,895    1
SAST SA Columbia Technology Portfolio Class 3                        28,254   6.73       190,104        173,426    1
SAST SA DFA Ultra Short Bond Portfolio Class 3                       48,865  10.35       505,905        505,141    1
SAST SA Dogs of Wall Street Portfolio Class 3                       134,726  14.39     1,938,614      1,833,711    1
SAST SA Federated Corporate Bond Portfolio Class 3                  232,691  13.40     3,117,512      3,124,910    1
SAST SA Fixed Income Index Portfolio Class 3                          4,159  10.25        42,630         42,538    1
SAST SA Franklin Foreign Value Portfolio Class 3                     31,924  16.90       539,649        466,220    1
SAST SA Franklin Small Company Value Portfolio Class 3               14,075  23.51       330,857        323,533    1
SAST SA Goldman Sachs Global Bond Portfolio Class 3                 141,112  11.00     1,552,906      1,566,565    1
SAST SA Goldman Sachs Multi-Asset Insights Portfolio Class 3          1,465  10.27        15,048         14,999    1
SAST SA Index Allocation 60-40 Portfolio Class 3                     39,571  10.97       433,934        428,251    1
SAST SA Index Allocation 80-20 Portfolio Class 3                    142,693  11.26     1,606,337      1,568,147    1
SAST SA Index Allocation 90-10 Portfolio Class 3                    566,991  11.40     6,466,080      6,228,009    1
SAST SA International Index Portfolio Class 3                           789  11.54         9,104          9,055    1
SAST SA Invesco Growth Opportunities Portfolio Class 3                7,585   8.62        65,349         60,739    1
SAST SA Janus Focused Growth Portfolio Class 3                       26,702  13.06       348,761        316,796    1
SAST SA JPMorgan Balanced Portfolio Class 3                          53,892  20.27     1,092,156      1,050,876    1
SAST SA JPMorgan Emerging Markets Portfolio Class 3                  30,246   9.16       277,098        204,388    1
SAST SA JPMorgan Equity-Income Portfolio Class 3                     37,352  35.75     1,335,206      1,177,930    1
SAST SA JPMorgan Global Equities Portfolio Class 3                      216  23.08         4,978          4,305    1
SAST SA JPMorgan MFS Core Bond Portfolio Class 3                    384,162   8.86     3,404,288      3,418,571    1
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 3                     9,162  17.49       160,286        154,989    1
SAST SA Large Cap Index Portfolio Class 3                               163  22.33         3,642          3,654    1
SAST SA Legg Mason BW Large Cap Value Portfolio Class 3              38,129  22.43       855,318        805,096    1
SAST SA Legg Mason Tactical Opportunities Portfolio Class 3           2,756  10.28        28,331         28,032    1
SAST SA MFS Blue Chip Growth Portfolio Class 3                       53,317  13.00       693,096        567,878    1
SAST SA MFS Massachusetts Investors Trust Portfolio Class 3          53,207  24.09     1,281,620      1,105,800    1
SAST SA MFS Telecom Utility Portfolio Class 3                         2,434  15.13        36,825         34,637    1
SAST SA MFS Total Return Bond Portfolio Class 3                      36,231  19.43       703,882        709,123    1
SAST SA Mid Cap Index Portfolio Class 3                               2,032  11.20        22,760         22,799    1
SAST SA Morgan Stanley International Equities Portfolio Class 3      65,804  10.85       714,257        602,399    1

* Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 2017


                                                                          Net
                                                                         Asset
                                                                         Value
                                                                          per   Shares at Fair Cost of Shares
Sub-accounts                                                   Shares    Share      Value           Held      Level*
------------                                                 ----------- ------ -------------- -------------- ------
SAST SA Oppenheimer Main Street Large Cap Portfolio Class 3       47,234 $22.58 $    1,066,784 $      910,035   1
SAST SA PIMCO VCP Tactical Balanced Portfolio Class 3          1,733,285  12.28     21,292,596     19,112,458   1
SAST SA PineBridge High-Yield Bond Portfolio Class 3             110,227   5.72        630,137        622,742   1
SAST SA Putnam International Growth and Income Portfolio
  Class 3                                                         11,469  11.23        128,806        109,521   1
SAST SA Pyramis Real Estate Portfolio Class 3                      7,175  13.15         94,373        103,927   1
SAST SA Schroder's VCP Global Allocation Portfolio Class 3     1,099,349  12.11     13,307,811     12,217,083   1
SAST SA Small Cap Index Portfolio Class 3                            642  11.35          7,283          7,315   1
SAST SA T. Rowe Price Asset Allocation Growth Portfolio
  Class 3                                                          2,485  10.29         25,568         25,584   1
SAST SA T. Rowe Price VCP Balanced Portfolio Class 3           1,602,958  12.66     20,286,212     17,785,101   1
SAST SA VCP Dynamic Allocation Portfolio Class 3               4,267,854  14.21     60,636,054     52,699,770   1
SAST SA VCP Dynamic Strategy Portfolio Class 3                 3,580,787  14.16     50,719,252     44,237,688   1
SAST SA VCP Index Allocation Portfolio Class 3                    31,702  10.37        328,875        322,327   1
SAST SA WellsCap Aggressive Growth Portfolio Class 3               4,461  21.64         96,543         68,024   1
T. Rowe Price Retirement 2015 Advisor Class                      539,603  14.94      8,061,664      8,083,465   1
T. Rowe Price Retirement 2020 Advisor Class                      973,287  22.39     21,791,903     20,506,027   1
T. Rowe Price Retirement 2025 Advisor Class                    1,120,820  17.50     19,614,347     18,102,752   1
T. Rowe Price Retirement 2030 Advisor Class                      864,002  25.71     22,213,496     20,574,019   1
T. Rowe Price Retirement 2035 Advisor Class                      933,317  18.89     17,630,361     16,061,251   1
T. Rowe Price Retirement 2040 Advisor Class                      639,130  27.00     17,256,520     15,607,815   1
T. Rowe Price Retirement 2045 Advisor Class                      604,010  18.36     11,089,620     10,082,586   1
T. Rowe Price Retirement 2050 Advisor Class                      558,075  15.39      8,588,780      7,814,231   1
T. Rowe Price Retirement 2055 Advisor Class                      256,287  15.49      3,969,893      3,614,668   1
T. Rowe Price Retirement 2060 Advisor Class                      171,830  12.02      2,065,396      1,877,157   1
VALIC Company I Asset Allocation Fund                         14,118,843  12.04    169,990,872    155,641,057   1
VALIC Company I Blue Chip Growth Fund                         34,109,063  19.86    677,405,997    409,835,239   1
VALIC Company I Broad Cap Value Fund                           3,014,628  17.63     53,147,885     42,734,660   1
VALIC Company I Capital Conservation Fund                     15,779,837  19.92    157,167,177    156,632,066   1
VALIC Company I Core Equity Fund                              10,393,184  25.05    260,349,258    110,451,911   1
VALIC Company I Dividend Value Fund                           55,075,480  13.60    749,026,525    662,656,709   1
VALIC Company I Dynamic Allocation Fund                       19,761,250  12.99    256,698,642    222,340,714   1
VALIC Company I Emerging Economies Fund                       87,580,924   9.45    827,639,732    664,478,941   1
VALIC Company I Foreign Value Fund                            75,311,346  11.10    835,955,944    597,384,324   1
VALIC Company I Global Real Estate Fund                       37,460,694   8.15    305,304,655    304,744,479   1
VALIC Company I Global Social Awareness Fund                  16,626,980  26.39    438,786,013    265,626,458   1
VALIC Company I Global Strategy Fund                          32,679,519  12.33    402,938,473    359,407,382   1
VALIC Company I Government Money Market I Fund               298,476,008   2.00    298,476,008    298,476,007   1
VALIC Company I Government Securities Fund                     9,748,514  10.63    103,626,702    105,804,776   1
VALIC Company I Growth & Income Fund                           5,311,172  23.06    122,475,625     69,850,045   1
VALIC Company I Growth Fund                                   68,455,621  16.90  1,156,899,992    857,632,181   1
VALIC Company I Health Sciences Fund                          34,608,200  21.78    753,766,587    666,210,097   1
VALIC Company I Inflation Protected Fund                      42,119,830  11.29    475,532,885    471,608,658   1
VALIC Company I International Equities Index Fund            171,661,852   7.66  1,314,929,784  1,117,903,462   1
VALIC Company I International Government Bond Fund            14,589,783  12.01    175,223,298    170,121,452   1
VALIC Company I International Growth Fund                     29,881,735  14.36    429,101,710    302,912,588   1
VALIC Company I Large Cap Core Fund                           12,906,738  12.59    162,495,827    148,833,970   1
VALIC Company I Large Capital Growth Fund                     28,507,290  15.22    433,880,949    292,493,423   1
VALIC Company I Mid Cap Index Fund                           114,491,780  29.42  3,368,348,177  2,267,911,722   1
VALIC Company I Mid Cap Strategic Growth Fund                 17,129,069  15.61    267,384,763    186,256,977   1
VALIC Company I Nasdaq-100 Index Fund                         30,192,594  13.42    405,184,617    244,676,129   1
VALIC Company I Science & Technology Fund                     41,456,134  29.81  1,235,807,362    606,422,297   1
VALIC Company I Small Cap Aggressive Growth Fund               9,113,211  14.90    135,786,851    111,940,512   1
VALIC Company I Small Cap Fund                                24,751,516  12.91    319,542,075    230,658,222   1
VALIC Company I Small Cap Index Fund                          48,944,781  22.81  1,116,430,450    705,574,073   1
VALIC Company I Small Cap Special Values Fund                 15,878,119  14.83    235,472,505    154,536,283   1
VALIC Company I Small Mid Growth Fund                          8,611,477  13.53    116,513,284     96,732,891   1
VALIC Company I Stock Index Fund                             112,272,777  40.81  4,581,852,012  2,838,951,705   1
VALIC Company I Value Fund                                     5,016,559  18.36     92,104,025     50,648,769   1
VALIC Company II Aggressive Growth Lifestyle Fund             52,313,373  11.42    597,418,724    517,863,769   1
VALIC Company II Capital Appreciation Fund                     2,339,328  17.74     41,499,683     30,819,321   1
VALIC Company II Conservative Growth Lifestyle Fund           27,082,426  12.54    339,613,622    330,114,200   1
VALIC Company II Core Bond Fund                               91,362,271  11.20  1,023,257,437  1,006,897,835   1

* Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 2017


                                                                         Net
                                                                        Asset
                                                                        Value
                                                                         per   Shares at Fair Cost of Shares
Sub-accounts                                                  Shares    Share      Value           Held      Level*
------------                                                ----------- ------ -------------- -------------- ------
VALIC Company II Government Money Market II Fund            123,799,547 $ 1.00 $  123,799,547 $  123,799,540   1
VALIC Company II High Yield Bond Fund                        62,853,616   7.89    495,915,034    478,076,245   1
VALIC Company II International Opportunities Fund            32,476,403  21.07    684,277,814    418,540,965   1
VALIC Company II Large Cap Value Fund                         8,956,122  22.72    203,483,101    122,237,712   1
VALIC Company II Mid Cap Growth Fund                         12,327,782  11.08    136,591,824    114,432,103   1
VALIC Company II Mid Cap Value Fund                          37,909,055  23.12    876,457,346    716,919,105   1
VALIC Company II Moderate Growth Lifestyle Fund              61,571,304  15.06    927,263,840    837,905,193   1
VALIC Company II Small Cap Growth Fund                        6,531,053  19.31    126,114,629    101,115,270   1
VALIC Company II Small Cap Value Fund                        27,577,150  15.71    433,237,019    389,825,761   1
VALIC Company II Socially Responsible Fund                   35,432,736  22.00    779,520,197    423,957,186   1
VALIC Company II Strategic Bond Fund                         53,322,108  11.49    612,671,027    589,090,457   1
Vanguard LifeStrategy Conservative Growth Fund Investor
  Shares                                                      4,600,907  19.96     91,834,103     82,848,277   1
Vanguard LifeStrategy Growth Fund Investor Shares             7,429,552  33.67    250,153,003    169,069,883   1
Vanguard LifeStrategy Moderate Growth Fund Investor Shares    9,400,914  27.14    255,140,801    194,429,734   1
Vanguard Long-Term Investment Grade Fund Investor Shares     27,250,884  10.65    290,221,910    287,591,058   1
Vanguard Long-Term Treasury Fund Investor Shares             17,939,727  12.41    222,632,018    227,321,812   1
Vanguard Wellington Fund Investor Shares                     47,312,771  42.03  1,988,555,756  1,459,868,526   1
Vanguard Windsor II Fund Investor Shares                     47,547,172  37.83  1,798,709,506  1,249,965,833   1

* Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                                             AST SA      AST SA      AST SA
                                American       American     BlackRock     Edge     Wellington
                                 Beacon     Beacon Holland Multi-Asset   Asset      Capital
                                Bridgeway     Large Cap      Income    Allocation Appreciation
                                Large Cap   Growth Fund I   Portfolio  Portfolio   Portfolio
                               Growth Fund  Investor Class   Class 3    Class 3     Class 3
                               -----------  -------------- ----------- ---------- ------------
FOR THE YEAR ENDED
  DECEMBER 31, 2017
From operations:
   Dividends                   $        --   $     19,370   $  8,362    $   790    $       --
   Mortality and expense risk
     and administrative
     charges                       (12,917)      (707,223)    (3,216)      (211)      (14,447)
   Reimbursements of expenses           --        152,518         --         --            --
                               -----------   ------------   --------    -------    ----------
   Net investment income
     (loss)                        (12,917)      (535,335)     5,146        579       (14,447)
   Net realized gain (loss)         (1,922)    (9,411,325)      (478)        (3)       (1,925)
   Capital gain distribution
     from mutual funds                  --     27,844,534         --      2,615        89,918
   Change in unrealized
     appreciation
     (depreciation) of
     investments                  (425,843)    (3,816,064)     4,044     (1,384)      197,488
                               -----------   ------------   --------    -------    ----------
Increase (decrease) in net
  assets from operations          (440,682)    14,081,810      8,712      1,807       271,034
                               -----------   ------------   --------    -------    ----------
From contract transactions:
   Payments received from
     contract owners                74,749      1,236,352    256,732         --        11,337
   Payments for contract
     benefits or terminations     (315,922)    (4,545,378)        --         --       (22,037)
   Transfers between
     sub-accounts (including
     fixed account), net        67,130,613    (68,039,738)    99,164     31,544         1,785
   Contract maintenance
     charges                        (7,052)       (56,627)    (2,826)      (223)       (2,858)
   Adjustments to net assets
     allocated to contracts
     in payout period                   --            108         --         --            --
                               -----------   ------------   --------    -------    ----------
Increase (decrease) in net
  assets from contract
  transactions                  66,882,388    (71,405,283)   353,070     31,321       (11,773)
                               -----------   ------------   --------    -------    ----------
Increase (decrease) in net
  assets                        66,441,706    (57,323,473)   361,782     33,128       259,261
Net assets at beginning of
  period                                --     57,402,067     95,603         --       868,788
                               -----------   ------------   --------    -------    ----------
Net assets at end of period    $66,441,706   $     78,594   $457,385    $33,128    $1,128,049
                               ===========   ============   ========    =======    ==========
Beginning units                         --     32,266,230      8,433         --        36,912
Units issued                    66,241,932      1,328,901     30,370      1,819         2,787
Units redeemed                    (686,334)   (33,564,892)      (300)       (15)       (3,002)
                               -----------   ------------   --------    -------    ----------
Ending units                    65,555,598         30,239     38,503      1,804        36,697
                               ===========   ============   ========    =======    ==========
FOR THE YEAR ENDED
  DECEMBER 31, 2016
From operations:
   Dividends                   $        --   $         --   $  3,133    $    --    $       --
   Mortality and expense risk
     and administrative
     charges                            --       (686,604)      (555)        --       (10,035)
   Reimbursements of expenses           --        147,556         --         --            --
                               -----------   ------------   --------    -------    ----------
   Net investment income
     (loss)                             --       (539,048)     2,578         --       (10,035)
   Net realized gain (loss)             --      2,766,089        (88)        --       (53,231)
   Capital gain distribution
     from mutual funds                  --      1,472,119      8,576         --       116,842
   Change in unrealized
     appreciation
     (depreciation) of
     investments                        --     (3,259,048)   (11,363)        --       (41,072)
                               -----------   ------------   --------    -------    ----------
Increase (decrease) in net
  assets from operations                --        440,112       (297)        --        12,504
                               -----------   ------------   --------    -------    ----------
From contract transactions:
   Payments received from
     contract owners                    --      1,427,523     95,576         --       495,957
   Payments for contract
     benefits or terminations           --     (4,614,537)        --         --        (5,718)
   Transfers between
     sub-accounts (including
     fixed account), net                --     (3,921,475)       587         --       (52,832)
   Contract maintenance
     charges                            --        (74,863)      (263)        --          (364)
   Adjustments to net assets
     allocated to contracts
     in payout period                   --           (128)        --         --            --
                               -----------   ------------   --------    -------    ----------
Increase (decrease) in net
  assets from contract
  transactions                          --     (7,183,480)    95,900         --       437,043
                               -----------   ------------   --------    -------    ----------
Increase (decrease) in net
  assets                                --     (6,743,368)    95,603         --       449,547
Net assets at beginning of
  period                                --     64,145,435         --         --       419,241
                               -----------   ------------   --------    -------    ----------
Net assets at end of period    $        --   $ 57,402,067   $ 95,603    $    --    $  868,788
                               ===========   ============   ========    =======    ==========
Beginning units                         --     36,402,733         --         --        18,110
Units issued                            --        919,900      8,457         --        26,158
Units redeemed                          --     (5,056,403)       (24)        --        (7,356)
                               -----------   ------------   --------    -------    ----------
Ending units                            --     32,266,230      8,433         --        36,912
                               ===========   ============   ========    =======    ==========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                 AST SA
                               Wellington               AST SA      AST SA
                               Government    AST SA   Wellington  Wellington
                               and Quality Wellington Multi-Asset  Natural       Ariel
                                  Bond       Growth     Income    Resources  Appreciation
                                Portfolio  Portfolio   Portfolio  Portfolio  Fund Investor
                                 Class 3    Class 3     Class 3    Class 3       Class
                               ----------- ---------- ----------- ---------- -------------
FOR THE YEAR ENDED
  DECEMBER 31, 2017
From operations:
   Dividends                   $   27,778    $   44    $    210    $   590   $  2,993,206
   Mortality and expense risk
     and administrative
     charges                      (22,764)      (46)       (500)      (288)    (4,959,692)
   Reimbursements of expenses          --        --          --         --      1,028,539
                               ----------    ------    --------    -------   ------------
   Net investment income
     (loss)                         5,014        (2)       (290)       302       (937,947)
   Net realized gain (loss)          (497)        4         331        387     38,275,702
   Capital gain distribution
     from mutual funds                 --        --          --         --     41,167,708
   Change in unrealized
     appreciation
     (depreciation) of
     investments                   15,001       459       4,180      2,880    (25,807,271)
                               ----------    ------    --------    -------   ------------
Increase (decrease) in net
  assets from operations           19,518       461       4,221      3,569     52,698,192
                               ----------    ------    --------    -------   ------------
From contract transactions:
   Payments received from
     contract owners              479,172        --     144,233      5,000     20,156,089
   Payments for contract
     benefits or terminations     (59,050)       --     (13,694)        --    (35,074,454)
   Transfers between
     sub-accounts (including
     fixed account), net          335,698     5,661      35,252      5,894    (82,206,865)
   Contract maintenance
     charges                       (7,819)       --        (337)        (2)      (106,738)
   Adjustments to net assets
     allocated to contracts
     in payout period                  --        --          --         --        (15,384)
                               ----------    ------    --------    -------   ------------
Increase (decrease) in net
  assets from contract
  transactions                    748,001     5,661     165,454     10,892    (97,247,352)
                               ----------    ------    --------    -------   ------------
Increase (decrease) in net
  assets                          767,519     6,122     169,675     14,461    (44,549,160)
Net assets at beginning of
  period                        1,428,187        --          --     13,477    415,560,302
                               ----------    ------    --------    -------   ------------
Net assets at end of period    $2,195,706    $6,122    $169,675    $27,938   $371,011,142
                               ==========    ======    ========    =======   ============
Beginning units                   117,329        --          --      1,604    125,520,695
Units issued                       65,596       331      16,177      1,578      5,032,084
Units redeemed                     (5,588)       --      (1,248)      (232)   (31,959,879)
                               ----------    ------    --------    -------   ------------
Ending units                      177,337       331      14,929      2,950     98,592,900
                               ==========    ======    ========    =======   ============
FOR THE YEAR ENDED
  DECEMBER 31, 2016
From operations:
   Dividends                   $   11,015    $   --    $     --    $   486   $  2,649,339
   Mortality and expense risk
     and administrative
     charges                      (11,410)       --          --        (90)    (4,569,049)
   Reimbursements of expenses          --        --          --         --        954,239
                               ----------    ------    --------    -------   ------------
   Net investment income
     (loss)                          (395)       --          --        396       (965,471)
   Net realized gain (loss)           135        --          --        124     29,861,642
   Capital gain distribution
     from mutual funds              6,414        --          --         --     28,179,327
   Change in unrealized
     appreciation
     (depreciation) of
     investments                  (36,244)       --          --      1,362    (14,278,808)
                               ----------    ------    --------    -------   ------------
Increase (decrease) in net
  assets from operations          (30,090)       --          --      1,882     42,796,690
                               ----------    ------    --------    -------   ------------
From contract transactions:
   Payments received from
     contract owners              789,834        --          --     12,975     16,365,142
   Payments for contract
     benefits or terminations     (16,193)       --          --       (150)   (32,100,346)
   Transfers between
     sub-accounts (including
     fixed account), net          365,305        --          --     (1,230)    14,040,496
   Contract maintenance
     charges                       (2,354)       --          --         --       (123,805)
   Adjustments to net assets
     allocated to contracts
     in payout period                  --        --          --         --        (14,414)
                               ----------    ------    --------    -------   ------------
Increase (decrease) in net
  assets from contract
  transactions                  1,136,592        --          --     11,595     (1,832,927)
                               ----------    ------    --------    -------   ------------
Increase (decrease) in net
  assets                        1,106,502        --          --     13,477     40,963,763
Net assets at beginning of
  period                          321,685        --          --         --    374,596,539
                               ----------    ------    --------    -------   ------------
Net assets at end of period    $1,428,187    $   --    $     --    $13,477   $415,560,302
                               ==========    ======    ========    =======   ============
Beginning units                    26,489        --          --         --    126,206,611
Units issued                       93,963        --          --      1,774     16,470,981
Units redeemed                     (3,123)       --          --       (170)   (17,156,897)
                               ----------    ------    --------    -------   ------------
Ending units                      117,329        --          --      1,604    125,520,695
                               ==========    ======    ========    =======   ============

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                                                                 FTVIP
                                                                                Franklin               Goldman
                                                                                Founding    FTVIP     Sachs VIT   Invesco V.I.
                                                                                 Funds     Franklin   Government  Balanced-Risk
                                                                               Allocation Income VIP Money Market   Commodity
                                                                  Ariel Fund    VIP Fund     Fund    Fund Service Strategy Fund
                                                                Investor Class  Class 2    Class 2      Class       Class R5
                                                                -------------- ---------- ---------- ------------ -------------
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                                                     $  3,018,644    $  100   $  28,428  $     1,687  $      66,040
   Mortality and expense risk and administrative charges           (5,102,412)      (49)     (9,366)      (4,548)    (1,900,230)
   Reimbursements of expenses                                       1,079,854        --          --           --             --
                                                                 ------------    ------   ---------  -----------  -------------
   Net investment income (loss)                                    (1,003,914)       51      19,062       (2,861)    (1,834,190)
   Net realized gain (loss)                                        38,658,873         2      16,915           --    (10,250,240)
   Capital gain distribution from mutual funds                     23,871,580       154          --           --             --
   Change in unrealized appreciation (depreciation) of
     investments                                                     (912,128)      167      18,672           --     20,239,135
                                                                 ------------    ------   ---------  -----------  -------------
Increase (decrease) in net assets from operations                  60,614,411       374      54,649       (2,861)     8,154,705
                                                                 ------------    ------   ---------  -----------  -------------
From contract transactions:
   Payments received from contract owners                          11,203,387        --     284,054    1,626,188     12,782,594
   Payments for contract benefits or terminations                 (34,498,582)       --    (160,083)      (5,299)   (17,613,140)
   Transfers between sub-accounts (including fixed
     account), net                                                (28,680,866)      256     (84,799)  (1,541,594)     4,422,860
   Contract maintenance charges                                      (216,961)       (5)        (90)      (1,085)       (69,343)
   Adjustments to net assets allocated to contracts in payout
     period                                                              (944)       --          --           --          1,362
                                                                 ------------    ------   ---------  -----------  -------------
Increase (decrease) in net assets from contract transactions      (52,193,966)      251      39,082       78,210       (475,667)
                                                                 ------------    ------   ---------  -----------  -------------
Increase (decrease) in net assets                                   8,420,445       625      93,731       75,349      7,679,038
Net assets at beginning of period                                 438,241,476     3,499     645,658      175,364    195,116,290
                                                                 ------------    ------   ---------  -----------  -------------
Net assets at end of period                                      $446,661,921    $4,124   $ 739,389  $   250,713  $ 202,795,328
                                                                 ============    ======   =========  ===========  =============
Beginning units                                                   127,747,087       266      46,142       17,691    301,402,901
Units issued                                                        1,381,299        17      17,692      168,850     30,416,078
Units redeemed                                                    (15,406,709)       --     (11,632)    (161,044)   (30,326,790)
                                                                 ------------    ------   ---------  -----------  -------------
Ending units                                                      113,721,677       283      52,202       25,497    301,492,189
                                                                 ============    ======   =========  ===========  =============
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                                     $  1,248,998    $  124   $  28,426  $        62  $   5,198,492
   Mortality and expense risk and administrative charges           (4,777,557)      (29)     (7,979)      (1,855)    (2,243,393)
   Reimbursements of expenses                                       1,018,274        --          --           --             --
                                                                 ------------    ------   ---------  -----------  -------------
   Net investment income (loss)                                    (2,510,285)       95      20,447       (1,793)     2,955,099
   Net realized gain (loss)                                        35,775,324        (1)        261           --    (51,836,980)
   Capital gain distribution from mutual funds                     26,110,362       105          --           --             --
   Change in unrealized appreciation (depreciation) of
     investments                                                   (2,674,305)       82      49,106           --     76,649,699
                                                                 ------------    ------   ---------  -----------  -------------
Increase (decrease) in net assets from operations                  56,701,096       281      69,814       (1,793)    27,767,818
                                                                 ------------    ------   ---------  -----------  -------------
From contract transactions:
   Payments received from contract owners                          12,866,684     3,211      52,482    1,057,859     15,992,049
   Payments for contract benefits or terminations                 (31,562,540)       --     (23,357)          --    (20,504,024)
   Transfers between sub-accounts (including fixed
     account), net                                                (18,699,543)        7      76,480     (880,469)   (73,721,564)
   Contract maintenance charges                                      (295,488)       --         (20)        (233)       (88,942)
   Adjustments to net assets allocated to contracts in payout
     period                                                               518        --          --           --         (1,316)
                                                                 ------------    ------   ---------  -----------  -------------
Increase (decrease) in net assets from contract transactions      (37,690,369)    3,218     105,585      177,157    (78,323,797)
                                                                 ------------    ------   ---------  -----------  -------------
Increase (decrease) in net assets                                  19,010,727     3,499     175,399      175,364    (50,555,979)
Net assets at beginning of period                                 419,230,749        --     470,259           --    245,672,269
                                                                 ------------    ------   ---------  -----------  -------------
Net assets at end of period                                      $438,241,476    $3,499   $ 645,658  $   175,364  $ 195,116,290
                                                                 ============    ======   =========  ===========  =============
Beginning units                                                   139,623,723        --      37,745           --    420,762,909
Units issued                                                        5,418,702       269      10,764      146,556     16,270,077
Units redeemed                                                    (17,295,338)       (3)     (2,367)    (128,865)  (135,630,085)
                                                                 ------------    ------   ---------  -----------  -------------
Ending units                                                      127,747,087       266      46,142       17,691    301,402,901
                                                                 ============    ======   =========  ===========  =============

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                                                                           Lord Abbett   SST SA      SST SA
                                                                              Invesco V.I. Fund Growth Allocation  Allocation
                                                                Invesco V.I.   Growth and  and Income   Balanced     Growth
                                                                  Comstock    Income Fund   Portfolio  Portfolio   Portfolio
                                                               Fund Series II  Series II    Class VC    Class 3     Class 3
                                                               -------------- ------------ ----------- ----------  ----------
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                                                     $   21,265    $   16,393   $  1,582   $   16,444  $   12,486
   Mortality and expense risk and administrative charges            (14,877)      (17,219)    (1,310)     (13,688)    (11,824)
                                                                 ----------    ----------   --------   ----------  ----------
   Net investment income (loss)                                       6,388          (826)       272        2,756         662
   Net realized gain (loss)                                           6,478           889        316      (14,107)      1,769
   Capital gain distribution from mutual funds                       46,587        52,749     11,529       34,102      29,087
   Change in unrealized appreciation (depreciation) of
     investments                                                    101,060        92,463       (409)      57,363      95,231
                                                                 ----------    ----------   --------   ----------  ----------
Increase (decrease) in net assets from operations                   160,513       145,275     11,708       80,114     126,749
                                                                 ----------    ----------   --------   ----------  ----------
From contract transactions:
   Payments received from contract owners                            25,994        24,304     41,668       55,318     703,946
   Payments for contract benefits or terminations                   (34,349)      (43,258)        --     (204,324)     (3,002)
   Transfers between sub-accounts (including fixed account),
     net                                                             68,844       104,325    (19,855)     626,406     170,383
   Contract maintenance charges                                      (4,359)       (5,230)       (39)        (379)     (1,257)
                                                                 ----------    ----------   --------   ----------  ----------
Increase (decrease) in net assets from contract transactions         56,130        80,141     21,774      477,021     870,070
                                                                 ----------    ----------   --------   ----------  ----------
Increase (decrease) in net assets                                   216,643       225,416     33,482      557,135     996,819
Net assets at beginning of period                                   931,540     1,088,719     91,268      491,121     506,053
                                                                 ----------    ----------   --------   ----------  ----------
Net assets at end of period                                      $1,148,183    $1,314,135   $124,750   $1,048,256  $1,502,872
                                                                 ==========    ==========   ========   ==========  ==========
Beginning units                                                      56,339        62,992      6,154       34,416      33,942
Units issued                                                          7,920         8,339      2,086       85,392      54,076
Units redeemed                                                       (4,356)       (3,710)       (85)     (52,842)     (1,630)
                                                                 ----------    ----------   --------   ----------  ----------
Ending units                                                         59,903        67,621      8,155       66,966      86,388
                                                                 ==========    ==========   ========   ==========  ==========
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                                     $    8,790    $    6,837   $  1,355   $    4,773  $    8,089
   Mortality and expense risk and administrative charges             (7,651)       (8,704)      (884)      (1,977)     (5,210)
                                                                 ----------    ----------   --------   ----------  ----------
   Net investment income (loss)                                       1,139        (1,867)       471        2,796       2,879
   Net realized gain (loss)                                          (3,165)      (14,889)       771         (237)       (230)
   Capital gain distribution from mutual funds                       52,842        72,350      1,163       23,700      11,088
   Change in unrealized appreciation (depreciation) of
     investments                                                     62,386        87,633     12,443      (23,853)     12,013
                                                                 ----------    ----------   --------   ----------  ----------
Increase (decrease) in net assets from operations                   113,202       143,227     14,848        2,406      25,750
                                                                 ----------    ----------   --------   ----------  ----------
From contract transactions:
   Payments received from contract owners                           444,295       539,787     60,911      322,901     246,714
   Payments for contract benefits or terminations                    (9,944)      (12,650)        --          (53)         --
   Transfers between sub-accounts (including fixed account),
     net                                                            119,225       124,637      5,397      107,620      39,724
   Contract maintenance charges                                        (541)         (650)       (35)         (50)        (49)
                                                                 ----------    ----------   --------   ----------  ----------
Increase (decrease) in net assets from contract transactions        553,035       651,124     66,273      430,418     286,389
                                                                 ----------    ----------   --------   ----------  ----------
Increase (decrease) in net assets                                   666,237       794,351     81,121      432,824     312,139
Net assets at beginning of period                                   265,303       294,368     10,147       58,297     193,914
                                                                 ----------    ----------   --------   ----------  ----------
Net assets at end of period                                      $  931,540    $1,088,719   $ 91,268   $  491,121  $  506,053
                                                                 ==========    ==========   ========   ==========  ==========
Beginning units                                                      18,575        20,145        799        4,272      13,530
Units issued                                                         41,541        47,130      5,737       30,162      20,417
Units redeemed                                                       (3,777)       (4,283)      (382)         (18)         (5)
                                                                 ----------    ----------   --------   ----------  ----------
Ending units                                                         56,339        62,992      6,154       34,416      33,942
                                                                 ==========    ==========   ========   ==========  ==========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                                                          SST SA
                                                                 SST SA                Putnam Asset
                                                               Allocation    SST SA     Allocation    SST SA
                                                                Moderate   Allocation  Diversified  Wellington   SunAmerica
                                                                 Growth     Moderate      Growth    Real Return  2020 High
                                                               Portfolio   Portfolio    Portfolio    Portfolio   Watermark
                                                                Class 3     Class 3      Class 3      Class 3   Fund Class I
                                                               ----------  ----------  ------------ ----------- ------------
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                                                   $   18,044  $   30,096    $  7,396   $   23,810  $        --
   Mortality and expense risk and administrative charges          (16,548)    (20,756)     (1,671)     (10,395)     (71,804)
                                                               ----------  ----------    --------   ----------  -----------
   Net investment income (loss)                                     1,496       9,340       5,725       13,415      (71,804)
   Net realized gain (loss)                                        (5,656)     (1,025)      2,100         (124)    (473,245)
   Capital gain distribution from mutual funds                     41,386      44,819      38,899           --           --
   Change in unrealized appreciation (depreciation) of
     investments                                                   98,025     101,694     (20,003)      (8,425)     652,345
                                                               ----------  ----------    --------   ----------  -----------
Increase (decrease) in net assets from operations                 135,251     154,828      26,721        4,866      107,296
                                                               ----------  ----------    --------   ----------  -----------
From contract transactions:
   Payments received from contract owners                         692,171   1,182,202     346,112      480,827          475
   Payments for contract benefits or terminations                (205,142)    (19,512)    (26,585)     (28,128)    (346,128)
   Transfers between sub-accounts (including fixed account),
     net                                                           80,304      91,540     155,496      211,909   (7,091,815)
   Contract maintenance charges                                    (2,587)     (1,262)     (1,408)      (4,798)      (2,606)
                                                               ----------  ----------    --------   ----------  -----------
Increase (decrease) in net assets from contract transactions      564,746   1,252,968     473,615      659,810   (7,440,074)
                                                               ----------  ----------    --------   ----------  -----------
Increase (decrease) in net assets                                 699,997   1,407,796     500,336      664,676   (7,332,778)
Net assets at beginning of period                                 739,763     803,369          --      515,635    7,332,778
                                                               ----------  ----------    --------   ----------  -----------
Net assets at end of period                                    $1,439,760  $2,211,165    $500,336   $1,180,311  $        --
                                                               ==========  ==========    ========   ==========  ===========
Beginning units                                                    52,648      56,236          --       45,485    6,492,610
Units issued                                                       53,758      81,927      49,137       59,893          272
Units redeemed                                                    (17,486)     (1,359)     (8,047)      (2,946)  (6,492,882)
                                                               ----------  ----------    --------   ----------  -----------
Ending units                                                       88,920     136,804      41,090      102,432           --
                                                               ==========  ==========    ========   ==========  ===========
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                                   $   10,799  $    7,847    $     --   $       --  $   217,155
   Mortality and expense risk and administrative charges           (9,190)     (5,161)         --       (4,726)     (94,401)
                                                               ----------  ----------    --------   ----------  -----------
   Net investment income (loss)                                     1,609       2,686          --       (4,726)     122,754
   Net realized gain (loss)                                        (1,761)       (583)         --         (166)      10,496
   Capital gain distribution from mutual funds                     82,475      46,048          --           --           --
   Change in unrealized appreciation (depreciation) of
     investments                                                  (58,715)    (27,114)         --        7,391     (100,075)
                                                               ----------  ----------    --------   ----------  -----------
Increase (decrease) in net assets from operations                  23,608      21,037          --        2,499       33,175
                                                               ----------  ----------    --------   ----------  -----------
From contract transactions:
   Payments received from contract owners                         137,777     655,597          --      248,538       37,308
   Payments for contract benefits or terminations                      --          --          --       (4,253)    (506,221)
   Transfers between sub-accounts (including fixed account),
     net                                                           93,877      92,312          --      138,180     (238,674)
   Contract maintenance charges                                       (75)        (25)         --       (1,012)      (3,685)
                                                               ----------  ----------    --------   ----------  -----------
Increase (decrease) in net assets from contract transactions      231,579     747,884          --      381,453     (711,272)
                                                               ----------  ----------    --------   ----------  -----------
Increase (decrease) in net assets                                 255,187     768,921          --      383,952     (678,097)
Net assets at beginning of period                                 484,576      34,448          --      131,683    8,010,875
                                                               ----------  ----------    --------   ----------  -----------
Net assets at end of period                                    $  739,763  $  803,369    $     --   $  515,635  $ 7,332,778
                                                               ==========  ==========    ========   ==========  ===========
Beginning units                                                    36,024       2,515          --       11,926    7,110,998
Units issued                                                       16,630      53,725          --       34,153        1,172
Units redeemed                                                         (6)         (4)         --         (594)    (619,560)
                                                               ----------  ----------    --------   ----------  -----------
Ending units                                                       52,648      56,236          --       45,485    6,492,610
                                                               ==========  ==========    ========   ==========  ===========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                                                                     SAST SA      SAST SA
                                                                                       SAST SA AB   American      American
                                                               SAST Invesco SAST SA AB Small & Mid Funds Asset  Funds Global
                                                                VCP Value     Growth    Cap Value  Allocation      Growth
                                                                Portfolio   Portfolio   Portfolio   Portfolio    Portfolio
                                                                 Class 3     Class 3     Class 3     Class 3      Class 3
                                                               ------------ ---------- ----------- -----------  ------------
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                                                   $   133,133   $     --   $    576   $    66,695    $  7,640
   Mortality and expense risk and administrative charges          (176,903)    (3,709)    (5,588)      (82,769)    (10,849)
                                                               -----------   --------   --------   -----------    --------
   Net investment income (loss)                                    (43,770)    (3,709)    (5,012)      (16,074)     (3,209)
   Net realized gain (loss)                                         32,762        326      1,055        17,651      (2,095)
   Capital gain distribution from mutual funds                          --     20,634     38,797       148,773      81,302
   Change in unrealized appreciation (depreciation) of
     investments                                                 1,183,046     54,238     12,596       632,590     118,876
                                                               -----------   --------   --------   -----------    --------
Increase (decrease) in net assets from operations                1,172,038     71,489     47,436       782,940     194,874
                                                               -----------   --------   --------   -----------    --------
From contract transactions:
   Payments received from contract owners                        4,629,708      5,590     64,410     7,408,355      45,723
   Payments for contract benefits or terminations                 (312,488)    (9,763)    (9,427)     (183,815)    (20,448)
   Transfers between sub-accounts (including fixed account),
     net                                                         2,030,602     65,983    169,185     1,114,066      98,216
   Contract maintenance charges                                   (126,665)      (967)      (965)      (51,007)     (3,004)
                                                               -----------   --------   --------   -----------    --------
Increase (decrease) in net assets from contract transactions     6,221,157     60,843    223,203     8,287,599     120,487
                                                               -----------   --------   --------   -----------    --------
Increase (decrease) in net assets                                7,393,195    132,332    270,639     9,070,539     315,361
Net assets at beginning of period                                9,879,362    222,745    342,554     2,808,498     617,828
                                                               -----------   --------   --------   -----------    --------
Net assets at end of period                                    $17,272,557   $355,077   $613,193   $11,879,037    $933,189
                                                               ===========   ========   ========   ===========    ========
Beginning units                                                    802,230     11,303     16,090       180,815      37,883
Units issued                                                       540,099      4,032     10,589       490,926      10,463
Units redeemed                                                     (51,140)    (1,467)      (910)      (18,328)     (4,092)
                                                               -----------   --------   --------   -----------    --------
Ending units                                                     1,291,189     13,868     25,769       653,413      44,254
                                                               ===========   ========   ========   ===========    ========
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                                   $    47,389   $     --   $    353   $    31,003    $  7,881
   Mortality and expense risk and administrative charges           (91,375)    (1,712)    (3,055)      (15,163)     (4,954)
                                                               -----------   --------   --------   -----------    --------
   Net investment income (loss)                                    (43,986)    (1,712)    (2,702)       15,840       2,927
   Net realized gain (loss)                                            750     (1,248)    (2,416)          (32)    (10,671)
   Capital gain distribution from mutual funds                         831     23,173     13,477       113,333      69,469
   Change in unrealized appreciation (depreciation) of
     investments                                                   827,923    (17,698)    47,347       (62,006)    (58,149)
                                                               -----------   --------   --------   -----------    --------
Increase (decrease) in net assets from operations                  785,518      2,515     55,706        67,135       3,576
                                                               -----------   --------   --------   -----------    --------
From contract transactions:
   Payments received from contract owners                        3,467,804    138,048    180,861     2,540,529     358,626
   Payments for contract benefits or terminations                 (191,510)    (7,802)    (4,973)      (11,240)     (6,648)
   Transfers between sub-accounts (including fixed account),
     net                                                         1,484,899     19,156     34,332       125,727      96,668
   Contract maintenance charges                                    (80,526)      (104)      (126)       (3,404)       (326)
                                                               -----------   --------   --------   -----------    --------
Increase (decrease) in net assets from contract transactions     4,680,667    149,298    210,094     2,651,612     448,320
                                                               -----------   --------   --------   -----------    --------
Increase (decrease) in net assets                                5,466,185    151,813    265,800     2,718,747     451,896
Net assets at beginning of period                                4,413,177     70,932     76,754        89,751     165,932
                                                               -----------   --------   --------   -----------    --------
Net assets at end of period                                    $ 9,879,362   $222,745   $342,554   $ 2,808,498    $617,828
                                                               ===========   ========   ========   ===========    ========
Beginning units                                                    388,539      3,638      4,448         6,262      10,098
Units issued                                                       485,164      8,441     12,823       175,930      29,454
Units redeemed                                                     (71,473)      (776)    (1,181)       (1,377)     (1,669)
                                                               -----------   --------   --------   -----------    --------
Ending units                                                       802,230     11,303     16,090       180,815      37,883
                                                               ===========   ========   ========   ===========    ========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                                                          SAST SA
                                                                              SAST SA     American                 SAST SA
                                                                             American    Funds VCP     SAST SA     Boston
                                                                 SAST SA       Funds      Managed     BlackRock    Company
                                                                 American     Growth-      Asset     VCP Global    Capital
                                                               Funds Growth   Income     Allocation  Multi Asset   Growth
                                                                Portfolio    Portfolio   Portfolio    Portfolio   Portfolio
                                                                 Class 3      Class 3     Class 3      Class 3     Class 3
                                                               ------------ ----------  -----------  -----------  ---------
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                                                     $  3,217   $   22,962  $   230,008  $     2,077  $    450
   Mortality and expense risk and administrative charges           (9,347)     (18,354)    (371,576)    (218,922)   (7,023)
                                                                 --------   ----------  -----------  -----------  --------
   Net investment income (loss)                                    (6,130)       4,608     (141,568)    (216,845)   (6,573)
   Net realized gain (loss)                                       (13,427)      (1,095)      83,555       25,632     4,729
   Capital gain distribution from mutual funds                     79,109      177,286      624,976       66,411     5,181
   Change in unrealized appreciation (depreciation) of
     investments                                                   87,223       68,074    2,761,450    1,752,526    93,307
                                                                 --------   ----------  -----------  -----------  --------
Increase (decrease) in net assets from operations                 146,775      248,873    3,328,413    1,627,724    96,644
                                                                 --------   ----------  -----------  -----------  --------
From contract transactions:
   Payments received from contract owners                         237,221      113,633   10,685,745    6,073,247    15,446
   Payments for contract benefits or terminations                 (41,056)     (24,533)    (434,630)    (283,744)  (16,124)
   Transfers between sub-accounts (including fixed account),
     net                                                           64,734      434,843    2,693,131    2,388,219    24,919
   Contract maintenance charges                                       (33)      (1,220)    (266,188)    (175,550)   (2,340)
                                                                 --------   ----------  -----------  -----------  --------
Increase (decrease) in net assets from contract transactions      260,866      522,723   12,678,058    8,002,172    21,901
                                                                 --------   ----------  -----------  -----------  --------
Increase (decrease) in net assets                                 407,641      771,596   16,006,471    9,629,896   118,545
Net assets at beginning of period                                 520,813      967,240   20,214,005   11,580,535   420,253
                                                                 --------   ----------  -----------  -----------  --------
Net assets at end of period                                      $928,454   $1,738,836  $36,220,476  $21,210,431  $538,798
                                                                 ========   ==========  ===========  ===========  ========
Beginning units                                                    30,147       58,048    1,625,830    1,113,436    27,812
Units issued                                                       15,003       30,760    1,043,580      791,125     3,786
Units redeemed                                                     (2,695)      (2,080)     (93,125)     (60,832)   (2,310)
                                                                 --------   ----------  -----------  -----------  --------
Ending units                                                       42,455       86,728    2,576,285    1,843,729    29,288
                                                                 ========   ==========  ===========  ===========  ========
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                                     $  1,248   $    7,608  $    97,612  $     6,583  $     --
   Mortality and expense risk and administrative charges           (4,856)      (5,273)    (151,432)     (55,447)   (3,448)
                                                                 --------   ----------  -----------  -----------  --------
   Net investment income (loss)                                    (3,608)       2,335      (53,820)     (48,864)   (3,448)
   Net realized gain (loss)                                        (2,213)      (3,825)       6,727          476      (696)
   Capital gain distribution from mutual funds                    102,032       95,076      137,530       89,353     1,281
   Change in unrealized appreciation (depreciation) of
     investments                                                  (57,212)     (46,703)     633,700     (104,690)    6,709
                                                                 --------   ----------  -----------  -----------  --------
Increase (decrease) in net assets from operations                  38,999       46,883      724,137      (63,725)    3,846
                                                                 --------   ----------  -----------  -----------  --------
From contract transactions:
   Payments received from contract owners                         180,040      163,861   11,775,833   10,141,644   227,308
   Payments for contract benefits or terminations                  (1,302)      (3,215)    (269,920)     (37,115)   (4,624)
   Transfers between sub-accounts (including fixed account),
     net                                                          111,253      665,196    2,991,166    1,577,148    67,591
   Contract maintenance charges                                       (11)        (205)    (113,024)     (37,417)     (270)
                                                                 --------   ----------  -----------  -----------  --------
Increase (decrease) in net assets from contract transactions      289,980      825,637   14,384,055   11,644,260   290,005
                                                                 --------   ----------  -----------  -----------  --------
Increase (decrease) in net assets                                 328,979      872,520   15,108,192   11,580,535   293,851
Net assets at beginning of period                                 191,834       94,720    5,105,813           --   126,402
                                                                 --------   ----------  -----------  -----------  --------
Net assets at end of period                                      $520,813   $  967,240  $20,214,005  $11,580,535  $420,253
                                                                 ========   ==========  ===========  ===========  ========
Beginning units                                                    11,930        6,245      434,059           --     8,464
Units issued                                                       18,524       52,821    1,258,684    1,121,525    20,379
Units redeemed                                                       (307)      (1,018)     (66,913)      (8,089)   (1,031)
                                                                 --------   ----------  -----------  -----------  --------
Ending units                                                       30,147       58,048    1,625,830    1,113,436    27,812
                                                                 ========   ==========  ===========  ===========  ========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                    SAST SA     SAST SA      SAST SA       SAST SA
                                                    Columbia   DFA Ultra   Dogs of Wall   Federated        SAST SA
                                                   Technology  Short Bond     Street      Corporate     Fixed Income
                                                   Portfolio   Portfolio    Portfolio   Bond Portfolio Index Portfolio
                                                    Class 3     Class 3      Class 3       Class 3         Class 3
                                                   ---------- -----------  ------------ -------------- ---------------
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                                        $     --  $       117   $   36,619    $  117,887       $    --
   Mortality and expense risk and administrative
     charges                                          (1,467)      (4,318)     (21,942)      (35,259)          (47)
                                                    --------  -----------   ----------    ----------       -------
   Net investment income (loss)                       (1,467)      (4,201)      14,677        82,628           (47)
   Net realized gain (loss)                            4,334           14       16,246         1,464            --
   Capital gain distribution from mutual funds        17,366           --      139,912        12,653            --
   Change in unrealized appreciation
     (depreciation) of investments                     5,883        1,164       89,653        19,531            92
                                                    --------  -----------   ----------    ----------       -------
Increase (decrease) in net assets from operations     26,116       (3,023)     260,488       116,276            45
                                                    --------  -----------   ----------    ----------       -------
From contract transactions:
   Payments received from contract owners             42,385      182,369      296,315       434,697        42,176
   Payments for contract benefits or terminations    (11,785)      (9,449)    (141,448)      (98,260)           --
   Transfers between sub-accounts (including
     fixed account), net                              66,970      130,104      205,044       564,661           409
   Contract maintenance charges                          (51)      (3,227)      (2,703)      (15,389)           --
                                                    --------  -----------   ----------    ----------       -------
Increase (decrease) in net assets from contract
  transactions                                        97,519      299,797      357,208       885,709        42,585
                                                    --------  -----------   ----------    ----------       -------
Increase (decrease) in net assets                    123,635      296,774      617,696     1,001,985        42,630
Net assets at beginning of period                     66,469      209,131    1,320,918     2,115,527            --
                                                    --------  -----------   ----------    ----------       -------
Net assets at end of period                         $190,104  $   505,905   $1,938,614    $3,117,512       $42,630
                                                    ========  ===========   ==========    ==========       =======
Beginning units                                        3,283       22,197       59,711       126,890            --
Units issued                                           4,664       36,136       22,961        56,745         4,255
Units redeemed                                          (916)      (1,410)      (7,786)       (6,686)           --
                                                    --------  -----------   ----------    ----------       -------
Ending units                                           7,031       56,923       74,886       176,949         4,255
                                                    ========  ===========   ==========    ==========       =======
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                        $     --  $        --   $   14,788    $   47,983       $    --
   Mortality and expense risk and administrative
     charges                                            (713)      (4,195)      (7,402)      (13,274)           --
                                                    --------  -----------   ----------    ----------       -------
   Net investment income (loss)                         (713)      (4,195)       7,386        34,709            --
   Net realized gain (loss)                              977         (525)        (389)         (359)           --
   Capital gain distribution from mutual funds            --           --       37,900            --            --
   Change in unrealized appreciation
     (depreciation) of investments                    10,829         (457)      21,212       (14,023)           --
                                                    --------  -----------   ----------    ----------       -------
Increase (decrease) in net assets from operations     11,093       (5,177)      66,109        20,327            --
                                                    --------  -----------   ----------    ----------       -------
From contract transactions:
   Payments received from contract owners              1,487    1,918,128    1,000,839     1,200,814            --
   Payments for contract benefits or terminations       (181)      (1,171)      (5,269)      (28,139)           --
   Transfers between sub-accounts (including
     fixed account), net                              26,441   (1,752,732)      86,312       585,691            --
   Contract maintenance charges                          (16)      (1,139)        (319)       (2,182)           --
                                                    --------  -----------   ----------    ----------       -------
Increase (decrease) in net assets from contract
  transactions                                        27,731      163,086    1,081,563     1,756,184            --
                                                    --------  -----------   ----------    ----------       -------
Increase (decrease) in net assets                     38,824      157,909    1,147,672     1,776,511            --
Net assets at beginning of period                     27,645       51,222      173,246       339,016            --
                                                    --------  -----------   ----------    ----------       -------
Net assets at end of period                         $ 66,469  $   209,131   $1,320,918    $2,115,527       $    --
                                                    ========  ===========   ==========    ==========       =======
Beginning units                                        1,568        5,360        9,124        21,890            --
Units issued                                           2,155      229,122       51,946       107,812            --
Units redeemed                                          (440)    (212,285)      (1,359)       (2,812)           --
                                                    --------  -----------   ----------    ----------       -------
Ending units                                           3,283       22,197       59,711       126,890            --
                                                    ========  ===========   ==========    ==========       =======

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                                    SAST SA                       SAST SA
                                                      SAST SA    Franklin Small    SAST SA        Goldman        SAST SA
                                                     Franklin       Company        Goldman      Sachs Multi-      Index
                                                   Foreign Value     Value       Sachs Global  Asset Insights Allocation 60-
                                                     Portfolio     Portfolio    Bond Portfolio   Portfolio     40 Portfolio
                                                      Class 3       Class 3        Class 3        Class 3        Class 3
                                                   ------------- -------------- -------------- -------------- --------------
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                                         $ 12,719       $  1,145      $   37,176      $    --        $  1,959
   Mortality and expense risk and administrative
     charges                                           (6,858)        (3,887)        (15,853)          (3)         (1,093)
                                                     --------       --------      ----------      -------        --------
   Net investment income (loss)                         5,861         (2,742)         21,323           (3)            866
   Net realized gain (loss)                               583            250             730           --              50
   Capital gain distribution from mutual funds             --         35,900              --           --           1,999
   Change in unrealized appreciation
     (depreciation) of investments                     79,521        (10,192)         30,922           49           5,683
                                                     --------       --------      ----------      -------        --------
Increase (decrease) in net assets from operations      85,965         23,216          52,975           46           8,598
                                                     --------       --------      ----------      -------        --------
From contract transactions:
   Payments received from contract owners              22,192         36,194         310,519       15,031         393,279
   Payments for contract benefits or terminations     (18,142)        (9,124)        (47,391)          --          (2,684)
   Transfers between sub-accounts (including
     fixed account), net                               43,735         23,682         307,430          (29)         34,877
   Contract maintenance charges                        (2,375)        (1,095)         (9,157)          --            (136)
                                                     --------       --------      ----------      -------        --------
Increase (decrease) in net assets from contract
  transactions                                         45,410         49,657         561,401       15,002         425,336
                                                     --------       --------      ----------      -------        --------
Increase (decrease) in net assets                     131,375         72,873         614,376       15,048         433,934
Net assets at beginning of period                     408,274        257,984         938,530           --              --
                                                     --------       --------      ----------      -------        --------
Net assets at end of period                          $539,649       $330,857      $1,552,906      $15,048        $433,934
                                                     ========       ========      ==========      =======        ========
Beginning units                                        40,197         14,310          78,294           --              --
Units issued                                            7,708          3,447          49,882        1,464          39,734
Units redeemed                                         (3,570)          (801)         (4,936)          (3)           (268)
                                                     --------       --------      ----------      -------        --------
Ending units                                           44,335         16,956         123,240        1,461          39,466
                                                     ========       ========      ==========      =======        ========
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                         $  4,934       $    795      $      451      $    --        $     --
   Mortality and expense risk and administrative
     charges                                           (3,160)        (2,076)         (6,214)          --              --
                                                     --------       --------      ----------      -------        --------
   Net investment income (loss)                         1,774         (1,281)         (5,763)          --              --
   Net realized gain (loss)                            (2,620)          (384)            911           --              --
   Capital gain distribution from mutual funds          5,684         19,493              --           --              --
   Change in unrealized appreciation
     (depreciation) of investments                      3,673         24,832         (47,986)          --              --
                                                     --------       --------      ----------      -------        --------
Increase (decrease) in net assets from operations       8,511         42,660         (52,838)          --              --
                                                     --------       --------      ----------      -------        --------
From contract transactions:
   Payments received from contract owners             228,937        129,597         549,755           --              --
   Payments for contract benefits or terminations      (4,521)        (4,238)         (7,213)          --              --
   Transfers between sub-accounts (including
     fixed account), net                               67,476         11,388         303,905           --              --
   Contract maintenance charges                          (277)          (134)         (1,767)          --              --
                                                     --------       --------      ----------      -------        --------
Increase (decrease) in net assets from contract
  transactions                                        291,615        136,613         844,680           --              --
                                                     --------       --------      ----------      -------        --------
Increase (decrease) in net assets                     300,126        179,273         791,842           --              --
Net assets at beginning of period                     108,148         78,711         146,688           --              --
                                                     --------       --------      ----------      -------        --------
Net assets at end of period                          $408,274       $257,984      $  938,530      $    --        $     --
                                                     ========       ========      ==========      =======        ========
Beginning units                                        10,671          5,641          12,116           --              --
Units issued                                           31,299          9,664          68,181           --              --
Units redeemed                                         (1,773)          (995)         (2,003)          --              --
                                                     --------       --------      ----------      -------        --------
Ending units                                           40,197         14,310          78,294           --              --
                                                     ========       ========      ==========      =======        ========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                                                                    SAST SA     SAST SA
                                                      SAST SA        SAST SA                        Invesco      Janus
                                                       Index          Index          SAST SA        Growth      Focused
                                                   Allocation 80- Allocation 90-  International  Opportunities  Growth
                                                    20 Portfolio   10 Portfolio  Index Portfolio   Portfolio   Portfolio
                                                      Class 3        Class 3         Class 3        Class 3     Class 3
                                                   -------------- -------------- --------------- ------------- ---------
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                                         $   15,637     $   65,870       $   --         $    --    $     --
   Mortality and expense risk and administrative
     charges                                             (5,144)       (28,123)          (2)           (560)     (4,431)
                                                     ----------     ----------       ------         -------    --------
   Net investment income (loss)                          10,493         37,747           (2)           (560)     (4,431)
   Net realized gain (loss)                                 560         53,769           --             (66)       (993)
   Capital gain distribution from mutual funds            8,320         30,340           --           1,707      25,844
   Change in unrealized appreciation
     (depreciation) of investments                       38,190        238,071           49           7,532      54,065
                                                     ----------     ----------       ------         -------    --------
Increase (decrease) in net assets from operations        57,563        359,927           47           8,613      74,485
                                                     ----------     ----------       ------         -------    --------
From contract transactions:
   Payments received from contract owners             1,555,667      5,890,633        9,122          13,200      17,289
   Payments for contract benefits or terminations        (1,102)       (25,796)          --              --      (6,281)
   Transfers between sub-accounts (including
     fixed account), net                                 (2,119)       262,089          (65)         14,920       7,198
   Contract maintenance charges                          (3,672)       (20,773)          --              (5)       (927)
                                                     ----------     ----------       ------         -------    --------
Increase (decrease) in net assets from contract
  transactions                                        1,548,774      6,106,153        9,057          28,115      17,279
                                                     ----------     ----------       ------         -------    --------
Increase (decrease) in net assets                     1,606,337      6,466,080        9,104          36,728      91,764
Net assets at beginning of period                            --             --           --          28,621     256,997
                                                     ----------     ----------       ------         -------    --------
Net assets at end of period                          $1,606,337     $6,466,080       $9,104         $65,349    $348,761
                                                     ==========     ==========       ======         =======    ========
Beginning units                                              --             --           --           1,591      16,283
Units issued                                            142,829        626,072          886           1,413       2,229
Units redeemed                                             (650)       (62,179)          (6)            (64)     (1,255)
                                                     ----------     ----------       ------         -------    --------
Ending units                                            142,179        563,893          880           2,940      17,257
                                                     ==========     ==========       ======         =======    ========
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Mortality and expense risk and administrative
     charges                                         $       --     $       --       $   --         $  (304)   $ (2,520)
                                                     ----------     ----------       ------         -------    --------
   Net investment income (loss)                              --             --           --            (304)     (2,520)
   Net realized gain (loss)                                  --             --           --             (69)     (1,864)
   Capital gain distribution from mutual funds               --             --           --           2,301      20,471
   Change in unrealized appreciation
     (depreciation) of investments                           --             --           --          (1,079)    (17,472)
                                                     ----------     ----------       ------         -------    --------
Increase (decrease) in net assets from operations            --             --           --             849      (1,385)
                                                     ----------     ----------       ------         -------    --------
From contract transactions:
   Payments received from contract owners                    --             --           --              --     117,673
   Payments for contract benefits or terminations            --             --           --              --      (2,489)
   Transfers between sub-accounts (including
     fixed account), net                                     --             --           --           7,049      34,943
   Contract maintenance charges                              --             --           --              --        (111)
                                                     ----------     ----------       ------         -------    --------
Increase (decrease) in net assets from contract
  transactions                                               --             --           --           7,049     150,016
                                                     ----------     ----------       ------         -------    --------
Increase (decrease) in net assets                            --             --           --           7,898     148,631
Net assets at beginning of period                            --             --           --          20,723     108,366
                                                     ----------     ----------       ------         -------    --------
Net assets at end of period                          $       --     $       --       $   --         $28,621    $256,997
                                                     ==========     ==========       ======         =======    ========
Beginning units                                              --             --           --           1,178       6,677
Units issued                                                 --             --           --             413      10,131
Units redeemed                                               --             --           --              --        (525)
                                                     ----------     ----------       ------         -------    --------
Ending units                                                 --             --           --           1,591      16,283
                                                     ==========     ==========       ======         =======    ========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                                                  SAST SA                 SAST SA
                                                                       SAST SA   JPMorgan     SAST SA    JPMorgan     SAST SA
                                                                      JPMorgan   Emerging    JPMorgan     Global      JPMorgan
                                                                      Balanced    Markets  Equity-Income Equities     MFS Core
                                                                      Portfolio  Portfolio   Portfolio   Portfolio Bond Portfolio
                                                                       Class 3    Class 3     Class 3     Class 3     Class 3
                                                                     ----------  --------- ------------- --------- --------------
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                                                         $   12,653  $  4,400   $   24,506    $   74     $   65,450
   Mortality and expense risk and administrative charges                 (9,879)   (3,398)     (16,995)      (43)       (36,616)
                                                                     ----------  --------   ----------    ------     ----------
   Net investment income (loss)                                           2,774     1,002        7,511        31         28,834
   Net realized gain (loss)                                               2,356     6,526        9,594         6           (851)
   Capital gain distribution from mutual funds                           43,921        --       64,392        --             --
   Change in unrealized appreciation (depreciation) of investments       46,076    71,416      106,519       617         26,744
                                                                     ----------  --------   ----------    ------     ----------
Increase (decrease) in net assets from operations                        95,127    78,944      188,016       654         54,727
                                                                     ----------  --------   ----------    ------     ----------
From contract transactions:
   Payments received from contract owners                               232,810    22,251       51,908     1,279        849,378
   Payments for contract benefits or terminations                       (26,744)   (7,408)     (43,467)       --        (88,512)
   Transfers between sub-accounts (including fixed account), net        200,520    (5,406)      77,899     1,250        536,163
   Contract maintenance charges                                          (5,387)   (1,060)      (5,263)       (5)       (15,070)
                                                                     ----------  --------   ----------    ------     ----------
Increase (decrease) in net assets from contract transactions            401,199     8,377       81,077     2,524      1,281,959
                                                                     ----------  --------   ----------    ------     ----------
Increase (decrease) in net assets                                       496,326    87,321      269,093     3,178      1,336,686
Net assets at beginning of period                                       595,830   189,777    1,066,113     1,800      2,067,602
                                                                     ----------  --------   ----------    ------     ----------
Net assets at end of period                                          $1,092,156  $277,098   $1,335,206    $4,978     $3,404,288
                                                                     ==========  ========   ==========    ======     ==========
Beginning units                                                          36,719    19,458       62,380       141        150,574
Units issued                                                             25,141     3,751        9,081       178         97,383
Units redeemed                                                           (2,373)   (2,912)      (4,350)       --         (7,841)
                                                                     ----------  --------   ----------    ------     ----------
Ending units                                                             59,487    20,297       67,111       319        240,116
                                                                     ==========  ========   ==========    ======     ==========
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                                         $    6,665  $  2,312   $   13,129    $   11     $   26,400
   Mortality and expense risk and administrative charges                 (4,025)   (1,545)      (8,360)       (7)       (17,068)
                                                                     ----------  --------   ----------    ------     ----------
   Net investment income (loss)                                           2,640       767        4,769         4          9,332
   Net realized gain (loss)                                                 (49)       35       (1,490)       --            (14)
   Capital gain distribution from mutual funds                           20,472        --       25,986        --             --
   Change in unrealized appreciation (depreciation) of investments       (3,881)    7,197       62,008        56        (40,912)
                                                                     ----------  --------   ----------    ------     ----------
Increase (decrease) in net assets from operations                        19,182     7,999       91,273        60        (31,594)
                                                                     ----------  --------   ----------    ------     ----------
From contract transactions:
   Payments received from contract owners                               441,570   107,265      580,443        --      1,114,386
   Payments for contract benefits or terminations                       (10,627)   (2,549)     (11,932)       --        (25,740)
   Transfers between sub-accounts (including fixed account), net         34,669    21,977      129,330     1,740        429,243
   Contract maintenance charges                                            (859)     (111)        (642)       --         (2,835)
                                                                     ----------  --------   ----------    ------     ----------
Increase (decrease) in net assets from contract transactions            464,753   126,582      697,199     1,740      1,515,054
                                                                     ----------  --------   ----------    ------     ----------
Increase (decrease) in net assets                                       483,935   134,581      788,472     1,800      1,483,460
Net assets at beginning of period                                       111,895    55,196      277,641        --        584,142
                                                                     ----------  --------   ----------    ------     ----------
Net assets at end of period                                          $  595,830  $189,777   $1,066,113    $1,800     $2,067,602
                                                                     ==========  ========   ==========    ======     ==========
Beginning units                                                           7,276     6,195       18,540        --         43,211
Units issued                                                             30,334    14,315       47,204       141        110,992
Units redeemed                                                             (891)   (1,052)      (3,364)       --         (3,629)
                                                                     ----------  --------   ----------    ------     ----------
Ending units                                                             36,719    19,458       62,380       141        150,574
                                                                     ==========  ========   ==========    ======     ==========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                    SAST SA                   SAST SA      SAST SA
                                                   JPMorgan                  Legg Mason  Legg Mason     SAST SA
                                                    Mid-Cap      SAST SA      BW Large    Tactical     MFS Blue
                                                    Growth      Large Cap    Cap Value  Opportunities Chip Growth
                                                   Portfolio Index Portfolio Portfolio    Portfolio    Portfolio
                                                    Class 3      Class 3      Class 3      Class 3      Class 3
                                                   --------- --------------- ---------- ------------- -----------
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                                       $     --      $   --       $ 11,807     $    41     $  2,950
   Mortality and expense risk and administrative
     charges                                         (1,454)         (1)       (10,382)        (19)      (8,362)
                                                   --------      ------       --------     -------     --------
   Net investment income (loss)                      (1,454)         (1)         1,425          22       (5,412)
   Net realized gain (loss)                            (599)         --         (9,961)         --       10,107
   Capital gain distribution from mutual funds        5,804          --         26,645          --       13,298
   Change in unrealized appreciation
     (depreciation) of investments                   19,083         (12)       110,084         300      116,581
                                                   --------      ------       --------     -------     --------
Increase (decrease) in net assets from operations    22,834         (13)       128,193         322      134,574
                                                   --------      ------       --------     -------     --------
From contract transactions:
   Payments received from contract owners            72,022       3,649         79,986      27,981       62,792
   Payments for contract benefits or terminations    (1,194)         --        (24,337)         --      (36,057)
   Transfers between sub-accounts (including
     fixed account), net                               (931)          6         37,665          28       16,139
   Contract maintenance charges                         (21)         --         (3,086)         --       (2,491)
                                                   --------      ------       --------     -------     --------
Increase (decrease) in net assets from contract
  transactions                                       69,876       3,655         90,228      28,009       40,383
                                                   --------      ------       --------     -------     --------
Increase (decrease) in net assets                    92,710       3,642        218,421      28,331      174,957
Net assets at beginning of period                    67,576          --        636,897          --      518,139
                                                   --------      ------       --------     -------     --------
Net assets at end of period                        $160,286      $3,642       $855,318     $28,331     $693,096
                                                   ========      ======       ========     =======     ========
Beginning units                                       3,481          --         39,617          --       30,624
Units issued                                          3,281         347          8,255       2,755        5,984
Units redeemed                                         (284)         --         (2,961)         --       (3,871)
                                                   --------      ------       --------     -------     --------
Ending units                                          6,478         347         44,911       2,755       32,737
                                                   ========      ======       ========     =======     ========
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                       $     --      $   --       $  2,871     $    --     $  1,395
   Mortality and expense risk and administrative
     charges                                           (915)         --         (5,184)         --       (3,947)
                                                   --------      ------       --------     -------     --------
   Net investment income (loss)                        (915)         --         (2,313)         --       (2,552)
   Net realized gain (loss)                            (677)         --        (13,116)         --         (790)
   Capital gain distribution from mutual funds        8,353          --        117,156          --       11,804
   Change in unrealized appreciation
     (depreciation) of investments                   (7,005)         --        (39,993)         --       10,837
                                                   --------      ------       --------     -------     --------
Increase (decrease) in net assets from operations      (244)         --         61,734          --       19,299
                                                   --------      ------       --------     -------     --------
From contract transactions:
   Payments received from contract owners             3,210          --        327,194          --      321,763
   Payments for contract benefits or terminations      (739)         --         (6,417)         --       (4,976)
   Transfers between sub-accounts (including
     fixed account), net                             11,343          --         84,999          --       73,657
   Contract maintenance charges                          (9)         --           (389)         --         (282)
                                                   --------      ------       --------     -------     --------
Increase (decrease) in net assets from contract
  transactions                                       13,805          --        405,387          --      390,162
                                                   --------      ------       --------     -------     --------
Increase (decrease) in net assets                    13,561          --        467,121          --      409,461
Net assets at beginning of period                    54,015          --        169,776          --      108,678
                                                   --------      ------       --------     -------     --------
Net assets at end of period                        $ 67,576      $   --       $636,897     $    --     $518,139
                                                   ========      ======       ========     =======     ========
Beginning units                                       2,747          --         11,953          --        6,778
Units issued                                            839          --         29,876          --       24,915
Units redeemed                                         (105)         --         (2,212)         --       (1,069)
                                                   --------      ------       --------     -------     --------
Ending units                                          3,481          --         39,617          --       30,624
                                                   ========      ======       ========     =======     ========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                                                                                              SAST SA
                                                       SAST SA                                                Morgan
                                                         MFS                           SAST SA    SAST SA     Stanley
                                                    Massachusetts       SAST SA       MFS Total   Mid Cap  International
                                                      Investors       MFS Telecom    Return Bond   Index     Equities
                                                   Trust Portfolio Utility Portfolio  Portfolio  Portfolio   Portfolio
                                                       Class 3          Class 3        Class 3    Class 3     Class 3
                                                   --------------- ----------------- ----------- --------- -------------
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                                         $    9,538         $   927       $ 15,710    $    --    $  6,101
   Mortality and expense risk and administrative
     charges                                            (16,277)           (526)        (7,399)        (6)     (8,494)
                                                     ----------         -------       --------    -------    --------
   Net investment income (loss)                          (6,739)            401          8,311         (6)     (2,393)
   Net realized gain (loss)                               3,043           1,016            (59)        --       4,180
   Capital gain distribution from mutual funds           30,593             376         37,640         --          --
   Change in unrealized appreciation
     (depreciation) of investments                      193,531           3,154         11,495        (39)    120,926
                                                     ----------         -------       --------    -------    --------
Increase (decrease) in net assets from operations       220,428           4,947         57,387        (45)    122,713
                                                     ----------         -------       --------    -------    --------
From contract transactions:
   Payments received from contract owners                24,243           2,765        126,863     22,805      88,529
   Payments for contract benefits or terminations       (40,089)         (9,827)       (83,594)        --     (28,995)
   Transfers between sub-accounts (including
     fixed account), net                                100,506            (908)       128,221         --      26,055
   Contract maintenance charges                          (4,895)            (20)        (5,055)        --      (2,757)
                                                     ----------         -------       --------    -------    --------
Increase (decrease) in net assets from contract
  transactions                                           79,765          (7,990)       166,435     22,805      82,832
                                                     ----------         -------       --------    -------    --------
Increase (decrease) in net assets                       300,193          (3,043)       223,822     22,760     205,545
Net assets at beginning of period                       981,427          39,868        480,060         --     508,712
                                                     ----------         -------       --------    -------    --------
Net assets at end of period                          $1,281,620         $36,825       $703,882    $22,760    $714,257
                                                     ==========         =======       ========    =======    ========
Beginning units                                          54,991           2,333         29,294         --      51,515
Units issued                                              8,578             158         17,851      2,178      13,173
Units redeemed                                           (4,425)           (598)        (5,676)        --      (5,839)
                                                     ----------         -------       --------    -------    --------
Ending units                                             59,144           1,893         41,469      2,178      58,849
                                                     ==========         =======       ========    =======    ========
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                         $    4,615         $   905       $  7,286    $    --    $  3,302
   Mortality and expense risk and administrative
     charges                                             (8,274)           (327)        (3,005)        --      (3,343)
                                                     ----------         -------       --------    -------    --------
   Net investment income (loss)                          (3,659)            578          4,281         --         (41)
   Net realized gain (loss)                              (4,816)             31            994         --      (2,163)
   Capital gain distribution from mutual funds           63,540             700         20,788         --          --
   Change in unrealized appreciation
     (depreciation) of investments                       (3,919)         (1,047)       (16,512)        --      (2,948)
                                                     ----------         -------       --------    -------    --------
Increase (decrease) in net assets from operations        51,146             262          9,551         --      (5,152)
                                                     ----------         -------       --------    -------    --------
From contract transactions:
   Payments received from contract owners               490,978           4,888        426,260         --     336,993
   Payments for contract benefits or terminations       (10,806)           (151)       (36,618)        --      (5,127)
   Transfers between sub-accounts (including
     fixed account), net                                162,805          33,289         25,494         --      81,586
   Contract maintenance charges                            (576)             --           (807)        --        (299)
                                                     ----------         -------       --------    -------    --------
Increase (decrease) in net assets from contract
  transactions                                          642,401          38,026        414,329         --     413,153
                                                     ----------         -------       --------    -------    --------
Increase (decrease) in net assets                       693,547          38,288        423,880         --     408,001
Net assets at beginning of period                       287,880           1,580         56,180         --     100,711
                                                     ----------         -------       --------    -------    --------
Net assets at end of period                          $  981,427         $39,868       $480,060    $    --    $508,712
                                                     ==========         =======       ========    =======    ========
Beginning units                                          17,316             103          3,990         --       9,898
Units issued                                             39,824           2,320         29,968         --      43,621
Units redeemed                                           (2,149)            (90)        (4,664)        --      (2,004)
                                                     ----------         -------       --------    -------    --------
Ending units                                             54,991           2,333         29,294         --      51,515
                                                     ==========         =======       ========    =======    ========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                                                                          SAST SA
                                                     SAST SA     SAST SA     SAST SA      Putnam
                                                   Oppenheimer  PIMCO VCP   PineBridge International   SAST SA
                                                   Main Street  Tactical    High-Yield  Growth and   Pyramis Real
                                                    Large Cap   Balanced       Bond       Income        Estate
                                                    Portfolio   Portfolio   Portfolio    Portfolio    Portfolio
                                                     Class 3     Class 3     Class 3      Class 3      Class 3
                                                   ----------- -----------  ---------- ------------- ------------
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                                       $    8,344  $    34,410   $ 35,379    $  1,486      $ 1,991
   Mortality and expense risk and administrative
     charges                                          (13,618)    (235,925)    (5,821)     (1,397)        (946)
                                                   ----------  -----------   --------    --------      -------
   Net investment income (loss)                        (5,274)    (201,515)    29,558          89        1,045
   Net realized gain (loss)                             9,058       33,790        504       1,019          (14)
   Capital gain distribution from mutual funds         24,523      959,995         --          --       10,243
   Change in unrealized appreciation
     (depreciation) of investments                    109,316    1,670,613      2,438      18,497       (8,940)
                                                   ----------  -----------   --------    --------      -------
Increase (decrease) in net assets from operations     137,623    2,462,883     32,500      19,605        2,334
                                                   ----------  -----------   --------    --------      -------
From contract transactions:
   Payments received from contract owners              18,894    3,320,890    105,063      27,011       24,113
   Payments for contract benefits or terminations     (39,922)    (351,931)   (16,364)     (9,082)        (356)
   Transfers between sub-accounts (including
     fixed account), net                               64,304    1,594,933    179,368        (626)      14,604
   Contract maintenance charges                        (3,248)    (175,255)    (1,359)        (20)        (259)
                                                   ----------  -----------   --------    --------      -------
Increase (decrease) in net assets from contract
  transactions                                         40,028    4,388,637    266,708      17,283       38,102
                                                   ----------  -----------   --------    --------      -------
Increase (decrease) in net assets                     177,651    6,851,520    299,208      36,888       40,436
Net assets at beginning of period                     889,133   14,441,076    330,929      91,918       53,937
                                                   ----------  -----------   --------    --------      -------
Net assets at end of period                        $1,066,784  $21,292,596   $630,137    $128,806      $94,373
                                                   ==========  ===========   ========    ========      =======
Beginning units                                        51,588    1,270,952     22,591      10,671        4,272
Units issued                                            5,398      433,357     17,748       2,793        3,138
Units redeemed                                         (3,154)     (70,591)    (1,116)     (1,279)        (174)
                                                   ----------  -----------   --------    --------      -------
Ending units                                           53,832    1,633,718     39,223      12,185        7,236
                                                   ==========  ===========   ========    ========      =======
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                       $    3,830  $        --   $ 16,916    $    651      $   680
   Mortality and expense risk and administrative
     charges                                           (8,402)    (109,576)    (2,896)       (270)        (348)
                                                   ----------  -----------   --------    --------      -------
   Net investment income (loss)                        (4,572)    (109,576)    14,020         381          332
   Net realized gain (loss)                                24          899       (688)         (5)        (445)
   Capital gain distribution from mutual funds         22,580           --         --          --        1,652
   Change in unrealized appreciation
     (depreciation) of investments                     48,094      582,989     11,829         789         (173)
                                                   ----------  -----------   --------    --------      -------
Increase (decrease) in net assets from operations      66,126      474,312     25,161       1,165        1,366
                                                   ----------  -----------   --------    --------      -------
From contract transactions:
   Payments received from contract owners             306,511    8,462,738    164,706      90,450       32,882
   Payments for contract benefits or terminations     (22,490)    (171,867)   (13,075)       (272)        (336)
   Transfers between sub-accounts (including
     fixed account), net                               75,915    2,045,913     70,004         575        7,763
   Contract maintenance charges                          (386)     (88,569)      (179)         --          (32)
                                                   ----------  -----------   --------    --------      -------
Increase (decrease) in net assets from contract
  transactions                                        359,550   10,248,215    221,456      90,753       40,277
                                                   ----------  -----------   --------    --------      -------
Increase (decrease) in net assets                     425,676   10,722,527    246,617      91,918       41,643
Net assets at beginning of period                     463,457    3,718,549     84,312          --       12,294
                                                   ----------  -----------   --------    --------      -------
Net assets at end of period                        $  889,133  $14,441,076   $330,929    $ 91,918      $53,937
                                                   ==========  ===========   ========    ========      =======
Beginning units                                        29,518      344,855      6,644          --        1,039
Units issued                                           24,708      964,984     17,089      10,710        3,685
Units redeemed                                         (2,638)     (38,887)    (1,142)        (39)        (452)
                                                   ----------  -----------   --------    --------      -------
Ending units                                           51,588    1,270,952     22,591      10,671        4,272
                                                   ==========  ===========   ========    ========      =======

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                                                                SAST SA T.
                                                     SAST SA                    Rowe Price  SAST SA T.
                                                    Schroder's                    Asset     Rowe Price    SAST SA
                                                    VCP Global      SAST SA     Allocation     VCP      VCP Dynamic
                                                    Allocation     Small Cap      Growth     Balanced   Allocation
                                                    Portfolio   Index Portfolio Portfolio   Portfolio    Portfolio
                                                     Class 3        Class 3      Class 3     Class 3      Class 3
                                                   -----------  --------------- ---------- -----------  -----------
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                                       $        --      $   --       $    67   $     5,258  $   606,936
   Mortality and expense risk and administrative
     charges                                          (127,783)         (2)           (8)     (198,091)    (671,434)
                                                   -----------      ------       -------   -----------  -----------
   Net investment income (loss)                       (127,783)         (2)           59      (192,833)     (64,498)
   Net realized gain (loss)                             35,210          --            --        59,932      150,556
   Capital gain distribution from mutual funds         127,555          --             6        59,082    1,152,328
   Change in unrealized appreciation
     (depreciation) of investments                   1,058,138         (31)          (16)    2,411,228    7,440,468
                                                   -----------      ------       -------   -----------  -----------
Increase (decrease) in net assets from operations    1,093,120         (33)           49     2,337,409    8,678,854
                                                   -----------      ------       -------   -----------  -----------
From contract transactions:
   Payments received from contract owners            4,945,612       7,297        25,488     6,753,393   10,266,168
   Payments for contract benefits or terminations     (170,410)         --            --      (268,512)  (1,332,890)
   Transfers between sub-accounts (including
     fixed account), net                             1,536,326          19            31     2,198,136      487,727
   Contract maintenance charges                       (100,536)         --            --      (157,277)    (465,812)
                                                   -----------      ------       -------   -----------  -----------
Increase (decrease) in net assets from contract
  transactions                                       6,210,992       7,316        25,519     8,525,740    8,955,193
                                                   -----------      ------       -------   -----------  -----------
Increase (decrease) in net assets                    7,304,112       7,283        25,568    10,863,149   17,634,047
Net assets at beginning of period                    6,003,699          --            --     9,423,063   43,002,007
                                                   -----------      ------       -------   -----------  -----------
Net assets at end of period                        $13,307,811      $7,283       $25,568   $20,286,212  $60,636,054
                                                   ===========      ======       =======   ===========  ===========
Beginning units                                        553,684          --            --       890,030    3,549,403
Units issued                                           590,256         717         2,485       827,620      988,178
Units redeemed                                         (44,797)         --            --       (85,446)    (312,733)
                                                   -----------      ------       -------   -----------  -----------
Ending units                                         1,099,143         717         2,485     1,632,204    4,224,848
                                                   ===========      ======       =======   ===========  ===========
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                       $        --      $   --       $    --   $    31,618  $   562,869
   Mortality and expense risk and administrative
     charges                                           (24,986)         --            --       (44,251)    (433,399)
                                                   -----------      ------       -------   -----------  -----------
   Net investment income (loss)                        (24,986)         --            --       (12,633)     129,470
   Net realized gain (loss)                                739          --            --           396      (63,337)
   Capital gain distribution from mutual funds          77,170          --            --            --           --
   Change in unrealized appreciation
     (depreciation) of investments                      32,590          --            --        89,882    1,237,347
                                                   -----------      ------       -------   -----------  -----------
Increase (decrease) in net assets from operations       85,513          --            --        77,645    1,303,480
                                                   -----------      ------       -------   -----------  -----------
From contract transactions:
   Payments received from contract owners            4,729,157          --            --     8,080,205   18,076,997
   Payments for contract benefits or terminations      (17,087)         --            --       (27,360)    (442,850)
   Transfers between sub-accounts (including
     fixed account), net                             1,222,742          --            --     1,321,767    3,205,706
   Contract maintenance charges                        (16,626)         --            --       (29,194)    (369,169)
                                                   -----------      ------       -------   -----------  -----------
Increase (decrease) in net assets from contract
  transactions                                       5,918,186          --            --     9,345,418   20,470,684
                                                   -----------      ------       -------   -----------  -----------
Increase (decrease) in net assets                    6,003,699          --            --     9,423,063   21,774,164
Net assets at beginning of period                           --          --            --            --   21,227,843
                                                   -----------      ------       -------   -----------  -----------
Net assets at end of period                        $ 6,003,699      $   --       $    --   $ 9,423,063  $43,002,007
                                                   ===========      ======       =======   ===========  ===========
Beginning units                                             --          --            --            --    1,807,599
Units issued                                           561,661          --            --       897,617    1,933,551
Units redeemed                                          (7,977)         --            --        (7,587)    (191,747)
                                                   -----------      ------       -------   -----------  -----------
Ending units                                           553,684          --            --       890,030    3,549,403
                                                   ===========      ======       =======   ===========  ===========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                                            SAST SA
                                                     SAST SA     SAST SA    WellsCap
                                                   VCP Dynamic  VCP Index  Aggressive T. Rowe Price T. Rowe Price
                                                    Strategy    Allocation   Growth    Retirement    Retirement
                                                    Portfolio   Portfolio  Portfolio  2015 Advisor  2020 Advisor
                                                     Class 3     Class 3    Class 3       Class         Class
                                                   -----------  ---------- ---------- ------------- -------------
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                                       $   495,092   $  1,062   $     --   $   126,005   $   329,101
   Mortality and expense risk and administrative
     charges                                          (564,751)      (436)    (1,241)      (68,481)     (177,845)
                                                   -----------   --------   --------   -----------   -----------
   Net investment income (loss)                        (69,659)       626     (1,241)       57,524       151,256
   Net realized gain (loss)                            112,581         34      2,668       321,590       189,810
   Capital gain distribution from mutual funds         942,358        449         --       398,177       612,493
   Change in unrealized appreciation
     (depreciation) of investments                   5,795,173      6,548     18,255         4,459     1,380,057
                                                   -----------   --------   --------   -----------   -----------
Increase (decrease) in net assets from operations    6,780,453      7,657     19,682       781,750     2,333,616
                                                   -----------   --------   --------   -----------   -----------
From contract transactions:
   Payments received from contract owners            9,065,796    236,216      7,000     5,409,440     6,094,823
   Payments for contract benefits or terminations     (889,142)      (449)   (12,821)   (1,489,138)   (1,801,326)
   Transfers between sub-accounts (including
     fixed account), net                               239,996     85,591      7,794    (2,554,847)    1,624,259
   Contract maintenance charges                       (388,305)      (140)        (5)         (771)       (4,460)
                                                   -----------   --------   --------   -----------   -----------
Increase (decrease) in net assets from contract
  transactions                                       8,028,345    321,218      1,968     1,364,684     5,913,296
                                                   -----------   --------   --------   -----------   -----------
Increase (decrease) in net assets                   14,808,798    328,875     21,650     2,146,434     8,246,912
Net assets at beginning of period                   35,910,454         --     74,893     5,915,079    13,544,551
                                                   -----------   --------   --------   -----------   -----------
Net assets at end of period                        $50,719,252   $328,875   $ 96,543   $ 8,061,513   $21,791,463
                                                   ===========   ========   ========   ===========   ===========
Beginning units                                      2,976,061         --      5,710     5,704,323    13,032,049
Units issued                                           791,941     31,795        995     5,763,659     8,682,791
Units redeemed                                        (171,684)      (146)      (951)   (4,526,053)   (3,385,269)
                                                   -----------   --------   --------   -----------   -----------
Ending units                                         3,596,318     31,649      5,754     6,941,929    18,329,571
                                                   ===========   ========   ========   ===========   ===========
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                       $   456,307   $     --   $     --   $    91,061   $   202,064
   Mortality and expense risk and administrative
     charges                                          (367,142)        --       (917)      (34,286)      (92,931)
                                                   -----------   --------   --------   -----------   -----------
   Net investment income (loss)                         89,165         --       (917)       56,775       109,133
   Net realized gain (loss)                            (51,531)        --      1,224       (14,242)     (113,836)
   Capital gain distribution from mutual funds              --         --         --        87,267       227,322
   Change in unrealized appreciation
     (depreciation) of investments                   1,261,097         --     10,264        79,976       326,666
                                                   -----------   --------   --------   -----------   -----------
Increase (decrease) in net assets from operations    1,298,731         --     10,571       209,776       549,285
                                                   -----------   --------   --------   -----------   -----------
From contract transactions:
   Payments received from contract owners           13,826,593         --     70,123     4,878,433     4,449,020
   Payments for contract benefits or terminations     (377,305)        --     (5,973)     (768,534)     (780,408)
   Transfers between sub-accounts (including
     fixed account), net                             2,682,405         --        172      (389,842)    2,644,487
   Contract maintenance charges                       (319,993)        --         --          (747)       (4,357)
                                                   -----------   --------   --------   -----------   -----------
Increase (decrease) in net assets from contract
  transactions                                      15,811,700         --     64,322     3,719,310     6,308,742
                                                   -----------   --------   --------   -----------   -----------
Increase (decrease) in net assets                   17,110,431         --     74,893     3,929,086     6,858,027
Net assets at beginning of period                   18,800,023         --         --     1,985,993     6,686,524
                                                   -----------   --------   --------   -----------   -----------
Net assets at end of period                        $35,910,454   $     --   $ 74,893   $ 5,915,079   $13,544,551
                                                   ===========   ========   ========   ===========   ===========
Beginning units                                      1,617,157         --         --     2,030,235     6,826,146
Units issued                                         1,525,955         --      6,160     5,627,580     7,694,727
Units redeemed                                        (167,051)        --       (450)   (1,953,492)   (1,488,824)
                                                   -----------   --------   --------   -----------   -----------
Ending units                                         2,976,061         --      5,710     5,704,323    13,032,049
                                                   ===========   ========   ========   ===========   ===========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                         T. Rowe Price T. Rowe Price T. Rowe Price T. Rowe Price T. Rowe Price
                                          Retirement    Retirement    Retirement    Retirement    Retirement
                                         2025 Advisor  2030 Advisor  2035 Advisor  2040 Advisor  2045 Advisor
                                             Class         Class         Class         Class         Class
                                         ------------- ------------- ------------- ------------- -------------
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                              $   260,988   $   270,715   $   204,708   $   175,868   $   109,995
   Mortality and expense risk and
     administrative charges                  (146,092)     (148,681)     (126,366)     (119,815)      (73,621)
                                          -----------   -----------   -----------   -----------   -----------
   Net investment income (loss)               114,896       122,034        78,342        56,053        36,374
   Net realized gain (loss)                   159,328        63,588        69,777        85,358        93,739
   Capital gain distribution from
     mutual funds                             375,822       484,005       391,615       436,637       243,146
   Change in unrealized appreciation
     (depreciation) of investments          1,503,347     1,767,118     1,639,923     1,595,939       982,291
                                          -----------   -----------   -----------   -----------   -----------
Increase (decrease) in net assets from
  operations                                2,153,393     2,436,745     2,179,657     2,173,987     1,355,550
                                          -----------   -----------   -----------   -----------   -----------
From contract transactions:
   Payments received from contract
     owners                                 6,208,103     8,208,141     7,132,980     6,600,818     4,884,479
   Payments for contract benefits or
     terminations                          (1,760,609)     (959,197)     (745,958)     (837,626)     (435,016)
   Transfers between sub-accounts
     (including fixed account), net         2,782,906     2,154,921       961,401     1,674,495       767,540
   Contract maintenance charges                (2,832)       (4,191)       (2,742)       (2,798)       (2,856)
                                          -----------   -----------   -----------   -----------   -----------
Increase (decrease) in net assets from
  contract transactions                     7,227,568     9,399,674     7,345,681     7,434,889     5,214,147
                                          -----------   -----------   -----------   -----------   -----------
Increase (decrease) in net assets           9,380,961    11,836,419     9,525,338     9,608,876     6,569,697
Net assets at beginning of period          10,232,738    10,376,356     8,104,234     7,646,811     4,519,088
                                          -----------   -----------   -----------   -----------   -----------
Net assets at end of period               $19,613,699   $22,212,775   $17,629,572   $17,255,687   $11,088,785
                                          ===========   ===========   ===========   ===========   ===========
Beginning units                             9,816,678     9,928,524     7,748,441     7,310,704     4,316,183
Units issued                                8,173,891     9,564,449     7,572,065     7,373,821     5,291,242
Units redeemed                             (1,808,110)   (1,483,900)   (1,208,657)     (996,040)     (852,393)
                                          -----------   -----------   -----------   -----------   -----------
Ending units                               16,182,459    18,009,073    14,111,849    13,688,485     8,755,032
                                          ===========   ===========   ===========   ===========   ===========
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                              $   139,028   $   136,487   $    94,776   $    81,519   $    46,894
   Mortality and expense risk and
     administrative charges                   (73,703)      (68,818)      (53,392)      (56,429)      (30,284)
                                          -----------   -----------   -----------   -----------   -----------
   Net investment income (loss)                65,325        67,669        41,384        25,090        16,610
   Net realized gain (loss)                   (65,732)      (94,147)      (19,322)     (106,632)      (62,289)
   Capital gain distribution from
     mutual funds                             195,903       264,169       222,724       244,557       137,924
   Change in unrealized appreciation
     (depreciation) of investments            297,025       227,443       160,219       291,816       144,256
                                          -----------   -----------   -----------   -----------   -----------
Increase (decrease) in net assets from
  operations                                  492,521       465,134       405,005       454,831       236,501
                                          -----------   -----------   -----------   -----------   -----------
From contract transactions:
   Payments received from contract
     owners                                 4,041,947     3,848,058     3,400,508     4,027,781     2,414,513
   Payments for contract benefits or
     terminations                            (149,980)     (814,910)     (343,225)     (196,016)     (116,256)
   Transfers between sub-accounts
     (including fixed account), net           938,942     1,946,656     1,434,748      (171,716)       56,770
   Contract maintenance charges                (1,400)       (1,691)       (1,520)       (1,235)       (1,521)
                                          -----------   -----------   -----------   -----------   -----------
Increase (decrease) in net assets from
  contract transactions                     4,829,509     4,978,113     4,490,511     3,658,814     2,353,506
                                          -----------   -----------   -----------   -----------   -----------
Increase (decrease) in net assets           5,322,030     5,443,247     4,895,516     4,113,645     2,590,007
Net assets at beginning of period           4,910,708     4,933,109     3,208,718     3,533,166     1,929,081
                                          -----------   -----------   -----------   -----------   -----------
Net assets at end of period               $10,232,738   $10,376,356   $ 8,104,234   $ 7,646,811   $ 4,519,088
                                          ===========   ===========   ===========   ===========   ===========
Beginning units                             5,003,166     5,022,682     3,261,843     3,590,937     1,960,919
Units issued                                6,076,538     6,081,592     4,790,564     5,189,027     3,211,409
Units redeemed                             (1,263,026)   (1,175,750)     (303,966)   (1,469,260)     (856,145)
                                          -----------   -----------   -----------   -----------   -----------
Ending units                                9,816,678     9,928,524     7,748,441     7,310,704     4,316,183
                                          ===========   ===========   ===========   ===========   ===========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                   T. Rowe Price T. Rowe Price T. Rowe Price      VALIC           VALIC
                                                    Retirement    Retirement    Retirement      Company I     Company I Blue
                                                   2050 Advisor  2055 Advisor  2060 Advisor  Asset Allocation  Chip Growth
                                                       Class         Class         Class           Fund            Fund
                                                   ------------- ------------- ------------- ---------------- --------------
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                                        $   89,939    $   41,486    $   21,403     $  3,738,323    $         --
   Mortality and expense risk and administrative
     charges                                           (55,741)      (24,935)      (12,829)      (1,591,630)     (6,099,530)
                                                    ----------    ----------    ----------     ------------    ------------
   Net investment income (loss)                         34,198        16,551         8,574        2,146,693      (6,099,530)
   Net realized gain (loss)                              6,466         2,764        33,152        1,132,705      50,430,956
   Capital gain distribution from mutual funds         190,459        80,532        31,281               --      57,185,902
   Change in unrealized appreciation
     (depreciation) of investments                     795,004       347,133       163,722       15,620,810      85,037,378
                                                    ----------    ----------    ----------     ------------    ------------
Increase (decrease) in net assets from operations    1,026,127       446,980       236,729       18,900,208     186,554,706
                                                    ----------    ----------    ----------     ------------    ------------
From contract transactions:
   Payments received from contract owners            4,409,467     2,001,679       723,058       10,395,413      41,800,229
   Payments for contract benefits or terminations     (296,421)      (76,742)     (198,428)     (13,786,646)    (61,717,698)
   Transfers between sub-accounts (including
     fixed account), net                               385,912       405,052       562,758       (5,836,230)    (45,456,235)
   Contract maintenance charges                         (2,278)       (1,760)       (1,568)        (113,701)       (599,487)
   Adjustments to net assets allocated to
     contracts in payout period                             --            --            --            6,825          (4,117)
                                                    ----------    ----------    ----------     ------------    ------------
Increase (decrease) in net assets from contract
  transactions                                       4,496,680     2,328,229     1,085,820       (9,334,339)    (65,977,308)
                                                    ----------    ----------    ----------     ------------    ------------
Increase (decrease) in net assets                    5,522,807     2,775,209     1,322,549        9,565,869     120,577,398
Net assets at beginning of period                    3,065,383     1,194,321       742,650      160,419,945     556,809,759
                                                    ----------    ----------    ----------     ------------    ------------
Net assets at end of period                         $8,588,190    $3,969,530    $2,065,199     $169,985,814    $677,387,157
                                                    ==========    ==========    ==========     ============    ============
Beginning units                                      2,927,475     1,140,956       708,969       20,870,982     296,981,404
Units issued                                         4,041,928     2,022,233     1,109,036          964,227       7,179,162
Units redeemed                                        (188,037)      (26,884)     (187,341)      (2,147,454)    (35,783,483)
                                                    ----------    ----------    ----------     ------------    ------------
Ending units                                         6,781,366     3,136,305     1,630,664       19,687,755     268,377,083
                                                    ==========    ==========    ==========     ============    ============
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                        $   30,821    $   12,463    $    7,163     $  3,308,717    $         --
   Mortality and expense risk and administrative
     charges                                           (17,981)       (7,878)       (5,454)      (1,558,377)     (5,416,466)
                                                    ----------    ----------    ----------     ------------    ------------
   Net investment income (loss)                         12,840         4,585         1,709        1,750,340      (5,416,466)
   Net realized gain (loss)                            (21,263)      (16,519)        1,166        1,848,215      31,952,184
   Capital gain distribution from mutual funds          89,160        30,712        11,461       18,228,811      70,896,864
   Change in unrealized appreciation
     (depreciation) of investments                      57,708        41,082        27,281      (12,137,467)    (98,771,042)
                                                    ----------    ----------    ----------     ------------    ------------
Increase (decrease) in net assets from operations      138,445        59,860        41,617        9,689,899      (1,338,460)
                                                    ----------    ----------    ----------     ------------    ------------
From contract transactions:
   Payments received from contract owners            1,867,126       706,486       410,418        9,026,159      44,192,485
   Payments for contract benefits or terminations     (225,267)      (98,174)      (53,058)     (13,446,645)    (50,870,268)
   Transfers between sub-accounts (including
     fixed account), net                               226,067        (8,273)      (93,171)      (9,485,241)    (28,927,600)
   Contract maintenance charges                         (1,089)       (1,253)       (1,510)        (139,716)       (722,932)
   Adjustments to net assets allocated to
     contracts in payout period                             --            --            --            4,381            (944)
                                                    ----------    ----------    ----------     ------------    ------------
Increase (decrease) in net assets from contract
  transactions                                       1,866,837       598,786       262,679      (14,041,062)    (36,329,259)
                                                    ----------    ----------    ----------     ------------    ------------
Increase (decrease) in net assets                    2,005,282       658,646       304,296       (4,351,163)    (37,667,719)
Net assets at beginning of period                    1,060,101       535,675       438,354      164,771,108     594,477,478
                                                    ----------    ----------    ----------     ------------    ------------
Net assets at end of period                         $3,065,383    $1,194,321    $  742,650     $160,419,945    $556,809,759
                                                    ==========    ==========    ==========     ============    ============
Beginning units                                      1,077,585       544,450       445,270       22,848,552     315,722,066
Units issued                                         2,053,710       876,560       552,555          943,591      12,722,175
Units redeemed                                        (203,820)     (280,054)     (288,856)      (2,921,161)    (31,462,837)
                                                    ----------    ----------    ----------     ------------    ------------
Ending units                                         2,927,475     1,140,956       708,969       20,870,982     296,981,404
                                                    ==========    ==========    ==========     ============    ============

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                                                         VALIC
                                                            VALIC      Company I                       VALIC           VALIC
                                                          Company I     Capital         VALIC        Company I       Company I
                                                          Broad Cap   Conservation  Company I Core Dividend Value     Dynamic
                                                          Value Fund      Fund       Equity Fund        Fund      Allocation Fund
                                                         -----------  ------------  -------------- -------------- ---------------
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                                             $   686,168  $  3,338,294   $  2,637,667   $ 13,193,536   $  4,574,567
   Mortality and expense risk and administrative
     charges                                                (472,648)   (1,383,177)    (2,362,870)    (6,998,350)    (2,587,970)
                                                         -----------  ------------   ------------   ------------   ------------
   Net investment income (loss)                              213,520     1,955,117        274,797      6,195,186      1,986,597
   Net realized gain (loss)                                2,602,346      (121,717)    15,413,763     29,328,115      2,491,917
   Capital gain distribution from mutual funds             1,425,538       162,605      8,008,752     56,997,804      1,771,666
   Change in unrealized appreciation (depreciation)
     of investments                                        3,302,975     1,645,388     21,177,581     18,373,179     36,990,914
                                                         -----------  ------------   ------------   ------------   ------------
Increase (decrease) in net assets from operations          7,544,379     3,641,393     44,874,893    110,894,284     43,241,094
                                                         -----------  ------------   ------------   ------------   ------------
From contract transactions:
   Payments received from contract owners                  2,768,397     8,742,147      4,021,913     48,506,639      2,091,801
   Payments for contract benefits or terminations         (4,501,932)  (13,925,392)   (19,059,914)   (67,976,759)   (17,231,044)
   Transfers between sub-accounts (including fixed
     account), net                                           609,899    14,349,700     (6,350,848)   (17,193,667)   (10,645,586)
   Contract maintenance charges                              (61,470)      (98,468)       (96,510)      (712,143)    (2,028,217)
   Adjustments to net assets allocated to contracts in
     payout period                                                --        (5,436)        (8,557)      (107,112)            --
                                                         -----------  ------------   ------------   ------------   ------------
Increase (decrease) in net assets from contract
  transactions                                            (1,185,106)    9,062,551    (21,493,916)   (37,483,042)   (27,813,046)
                                                         -----------  ------------   ------------   ------------   ------------
Increase (decrease) in net assets                          6,359,273    12,703,944     23,380,977     73,411,242     15,428,048
Net assets at beginning of period                         46,787,694   144,459,223    236,958,128    675,597,795    241,268,323
                                                         -----------  ------------   ------------   ------------   ------------
Net assets at end of period                              $53,146,967  $157,163,167   $260,339,105   $749,009,037   $256,696,371
                                                         ===========  ============   ============   ============   ============
Beginning units                                           24,571,826    38,515,466     64,571,955    223,573,305    205,756,033
Units issued                                               3,244,886     9,641,123        411,635     37,581,930      1,073,562
Units redeemed                                            (3,899,077)   (6,396,340)    (5,835,861)   (49,205,010)   (22,809,948)
                                                         -----------  ------------   ------------   ------------   ------------
Ending units                                              23,917,635    41,760,249     59,147,729    211,950,225    184,019,647
                                                         ===========  ============   ============   ============   ============
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                             $   643,372  $  3,157,000   $  2,547,519   $ 12,695,605   $  4,911,915
   Mortality and expense risk and administrative
     charges                                                (451,686)   (1,496,247)    (2,178,511)    (5,684,704)    (2,555,465)
                                                         -----------  ------------   ------------   ------------   ------------
   Net investment income (loss)                              191,686     1,660,753        369,008      7,010,901      2,356,450
   Net realized gain (loss)                                2,753,569     1,151,069     14,918,867     17,892,872        525,787
   Capital gain distribution from mutual funds             2,947,537       341,952             --     57,332,811      9,740,651
   Change in unrealized appreciation (depreciation)
     of investments                                         (303,940)     (388,156)     9,735,334      2,808,750     (3,526,008)
                                                         -----------  ------------   ------------   ------------   ------------
Increase (decrease) in net assets from operations          5,588,852     2,765,618     25,023,209     85,045,334      9,096,880
                                                         -----------  ------------   ------------   ------------   ------------
From contract transactions:
   Payments received from contract owners                  2,353,787     9,139,520      4,026,531     34,483,269      4,703,611
   Payments for contract benefits or terminations         (3,985,319)  (17,989,063)   (19,222,007)   (53,729,321)   (14,806,071)
   Transfers between sub-accounts (including fixed
     account), net                                        (2,962,666)  (12,667,197)    (8,881,878)    87,223,497     (5,696,110)
   Contract maintenance charges                              (90,875)     (122,664)      (112,925)      (839,938)    (2,684,022)
   Adjustments to net assets allocated to contracts in
     payout period                                                --       (38,789)       (14,448)         7,704             --
                                                         -----------  ------------   ------------   ------------   ------------
Increase (decrease) in net assets from contract
  transactions                                            (4,685,073)  (21,678,193)   (24,204,727)    67,145,211    (18,482,592)
                                                         -----------  ------------   ------------   ------------   ------------
Increase (decrease) in net assets                            903,779   (18,912,575)       818,482    152,190,545     (9,385,712)
Net assets at beginning of period                         45,883,915   163,371,798    236,139,646    523,407,250    250,654,035
                                                         -----------  ------------   ------------   ------------   ------------
Net assets at end of period                              $46,787,694  $144,459,223   $236,958,128   $675,597,795   $241,268,323
                                                         ===========  ============   ============   ============   ============
Beginning units                                           27,164,348    43,743,787     71,810,755    199,846,204    221,754,558
Units issued                                               2,961,983     5,668,338        266,271     53,269,729      5,021,868
Units redeemed                                            (5,554,505)  (10,896,659)    (7,505,071)   (29,542,628)   (21,020,393)
                                                         -----------  ------------   ------------   ------------   ------------
Ending units                                              24,571,826    38,515,466     64,571,955    223,573,305    205,756,033
                                                         ===========  ============   ============   ============   ============

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                                          VALIC          VALIC         VALIC         VALIC           VALIC
                                                        Company I      Company I     Company I     Company I       Company I
                                                         Emerging    Foreign Value  Global Real  Global Social  Global Strategy
                                                      Economies Fund     Fund       Estate Fund  Awareness Fund      Fund
                                                      -------------- ------------- ------------  -------------- ---------------
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                                           $  9,961,666  $ 14,892,238  $ 13,444,006   $  6,789,745   $  3,856,952
   Mortality and expense risk and administrative
     charges                                             (6,855,964)   (7,609,559)   (3,013,690)    (3,771,628)    (3,946,877)
                                                       ------------  ------------  ------------   ------------   ------------
   Net investment income (loss)                           3,105,702     7,282,679    10,430,316      3,018,117        (89,925)
   Net realized gain (loss)                               7,125,217    27,026,652     1,000,975     17,184,718     10,604,408
   Capital gain distribution from mutual funds                   --            --    16,569,879             --      7,840,619
   Change in unrealized appreciation
     (depreciation) of investments                      227,232,437    82,413,833     9,400,382     59,893,420     30,524,823
                                                       ------------  ------------  ------------   ------------   ------------
Increase (decrease) in net assets from operations       237,463,356   116,723,164    37,401,552     80,096,255     48,879,925
                                                       ------------  ------------  ------------   ------------   ------------
From contract transactions:
   Payments received from contract owners                47,888,144    38,051,280    23,156,603     16,596,234     15,022,723
   Payments for contract benefits or terminations       (62,762,322)  (73,022,256)  (29,174,020)   (34,641,291)   (38,520,624)
   Transfers between sub-accounts (including
     fixed account), net                                 (9,499,143)    1,925,860   (53,579,395)    (5,811,114)   (28,589,002)
   Contract maintenance charges                            (309,945)     (499,197)     (166,792)      (142,429)      (314,708)
   Adjustments to net assets allocated to contracts
     in payout period                                        (5,381)       (7,369)        2,040         (7,220)        (7,730)
                                                       ------------  ------------  ------------   ------------   ------------
Increase (decrease) in net assets from contract
  transactions                                          (24,688,647)  (33,551,682)  (59,761,564)   (24,005,820)   (52,409,341)
                                                       ------------  ------------  ------------   ------------   ------------
Increase (decrease) in net assets                       212,774,709    83,171,482   (22,360,012)    56,090,435     (3,529,416)
Net assets at beginning of period                       614,843,884   752,759,884   327,651,930    382,685,355    406,455,323
                                                       ------------  ------------  ------------   ------------   ------------
Net assets at end of period                            $827,618,593  $835,931,366  $305,291,918   $438,775,790   $402,925,907
                                                       ============  ============  ============   ============   ============
Beginning units                                         733,157,892   581,021,306   244,712,308     64,573,236    214,909,453
Units issued                                             57,012,025    25,848,090    10,498,497      3,084,370      2,404,423
Units redeemed                                          (84,320,214)  (48,969,912)  (53,039,812)    (5,655,876)   (27,909,115)
                                                       ------------  ------------  ------------   ------------   ------------
Ending units                                            705,849,703   557,899,484   202,170,993     62,001,730    189,404,761
                                                       ============  ============  ============   ============   ============
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                           $ 14,494,385  $ 16,425,097  $ 10,847,353   $  6,947,853   $ 25,857,183
   Mortality and expense risk and administrative
     charges                                             (5,186,374)   (7,023,857)   (3,444,614)    (3,321,856)    (3,938,365)
                                                       ------------  ------------  ------------   ------------   ------------
   Net investment income (loss)                           9,308,011     9,401,240     7,402,739      3,625,997     21,918,818
   Net realized gain (loss)                                 168,328    27,705,531       681,920     10,438,511      5,703,134
   Capital gain distribution from mutual funds                   --            --    15,479,413             --     30,472,900
   Change in unrealized appreciation
     (depreciation) of investments                       45,019,663    42,551,854   (18,571,038)     6,844,961    (41,888,658)
                                                       ------------  ------------  ------------   ------------   ------------
Increase (decrease) in net assets from operations        54,496,002    79,658,625     4,993,034     20,909,469     16,206,194
                                                       ------------  ------------  ------------   ------------   ------------
From contract transactions:
   Payments received from contract owners                37,250,874    38,186,760    24,196,597     16,055,687     18,474,712
   Payments for contract benefits or terminations       (47,838,510)  (68,150,640)  (33,122,496)   (30,246,945)   (35,161,851)
   Transfers between sub-accounts (including
     fixed account), net                                 69,446,740   (30,999,514)  (31,859,321)    24,242,319    (39,842,307)
   Contract maintenance charges                            (278,849)     (617,031)     (257,436)      (166,184)      (392,201)
   Adjustments to net assets allocated to contracts
     in payout period                                       (12,693)       (1,858)       (1,570)        (8,856)        (3,456)
                                                       ------------  ------------  ------------   ------------   ------------
Increase (decrease) in net assets from contract
  transactions                                           58,567,562   (61,582,283)  (41,044,226)     9,876,021    (56,925,103)
                                                       ------------  ------------  ------------   ------------   ------------
Increase (decrease) in net assets                       113,063,564    18,076,342   (36,051,192)    30,785,490    (40,718,909)
Net assets at beginning of period                       501,780,320   734,683,542   363,703,122    351,899,865    447,174,232
                                                       ------------  ------------  ------------   ------------   ------------
Net assets at end of period                            $614,843,884  $752,759,884  $327,651,930   $382,685,355   $406,455,323
                                                       ============  ============  ============   ============   ============
Beginning units                                         660,910,371   629,024,693   275,159,684     63,101,430    246,487,329
Units issued                                            132,952,450    18,877,175    12,977,092      5,971,109      4,136,513
Units redeemed                                          (60,704,929)  (66,880,562)  (43,424,468)    (4,499,303)   (35,714,389)
                                                       ------------  ------------  ------------   ------------   ------------
Ending units                                            733,157,892   581,021,306   244,712,308     64,573,236    214,909,453
                                                       ============  ============  ============   ============   ============

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                       VALIC
                                                     Company I         VALIC          VALIC                           VALIC
                                                     Government      Company I      Company I        VALIC          Company I
                                                   Money Market I   Government      Growth &    Company I Growth Health Sciences
                                                        Fund      Securities Fund  Income Fund        Fund            Fund
                                                   -------------- --------------- ------------  ---------------- ---------------
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                                       $   1,151,959   $  2,563,845   $  1,286,862   $    7,421,887   $          --
   Mortality and expense risk and
     administrative charges                           (2,919,190)    (1,002,860)    (1,098,266)      (9,635,956)     (6,944,908)
                                                   -------------   ------------   ------------   --------------   -------------
   Net investment income (loss)                       (1,767,231)     1,560,985        188,596       (2,214,069)     (6,944,908)
   Net realized gain (loss)                                   --       (372,705)     6,125,044       38,296,412      53,354,127
   Capital gain distribution from mutual funds                --             --      3,355,703       63,135,646      79,759,661
   Change in unrealized appreciation
     (depreciation) of investments                            (1)       (35,071)    10,921,104      155,270,274      40,368,572
                                                   -------------   ------------   ------------   --------------   -------------
Increase (decrease) in net assets from operations     (1,767,232)     1,153,209     20,590,447      254,488,263     166,537,452
                                                   -------------   ------------   ------------   --------------   -------------
From contract transactions:
   Payments received from contract owners            110,974,514      3,845,197      5,507,763       36,530,279      36,648,982
   Payments for contract benefits or
     terminations                                    (27,098,420)   (12,050,714)    (9,379,478)     (81,940,773)    (66,972,198)
   Transfers between sub-accounts (including
     fixed account), net                            (107,512,549)     1,169,279        823,247       81,429,895     (53,972,664)
   Contract maintenance charges                         (146,741)       (76,285)      (129,242)        (462,175)       (312,893)
   Adjustments to net assets allocated to
     contracts in payout period                           (5,495)          (721)        (1,143)         (78,774)          9,625
                                                   -------------   ------------   ------------   --------------   -------------
Increase (decrease) in net assets from contract
  transactions                                       (23,788,691)    (7,113,244)    (3,178,853)      35,478,452     (84,599,148)
                                                   -------------   ------------   ------------   --------------   -------------
Increase (decrease) in net assets                    (25,555,923)    (5,960,035)    17,411,594      289,966,715      81,938,304
Net assets at beginning of period                    324,004,925    109,583,866    105,060,295      866,903,856     671,812,946
                                                   -------------   ------------   ------------   --------------   -------------
Net assets at end of period                        $ 298,449,002   $103,623,831   $122,471,889   $1,156,870,571   $ 753,751,250
                                                   =============   ============   ============   ==============   =============
Beginning units                                      163,996,811     31,411,762     27,491,527      483,872,585     165,775,531
Units issued                                          41,724,685      4,177,149      4,757,773       49,281,175       3,548,121
Units redeemed                                       (53,762,904)    (5,816,387)    (5,094,015)     (32,536,423)    (22,164,133)
                                                   -------------   ------------   ------------   --------------   -------------
Ending units                                         151,958,592     29,772,524     27,155,285      500,617,337     147,159,519
                                                   =============   ============   ============   ==============   =============
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                       $      32,447   $  2,578,090   $  1,313,843   $    5,868,376   $          --
   Mortality and expense risk and
     administrative charges                           (3,038,051)    (1,046,282)      (995,924)      (8,454,678)     (7,386,083)
                                                   -------------   ------------   ------------   --------------   -------------
   Net investment income (loss)                       (3,005,604)     1,531,808        317,919       (2,586,302)     (7,386,083)
   Net realized gain (loss)                                   --        369,128      7,854,623       98,388,109     100,386,666
   Capital gain distribution from mutual funds                --             --      4,859,974      145,286,067     113,022,837
   Change in unrealized appreciation
     (depreciation) of investments                            --     (1,918,748)    (3,057,284)    (209,033,566)   (306,007,197)
                                                   -------------   ------------   ------------   --------------   -------------
Increase (decrease) in net assets from operations     (3,005,604)       (17,812)     9,975,232       32,054,308     (99,983,777)
                                                   -------------   ------------   ------------   --------------   -------------
From contract transactions:
   Payments received from contract owners            119,109,479      5,180,346      4,721,985       26,302,972      49,118,248
   Payments for contract benefits or
     terminations                                    (39,805,279)   (11,315,945)    (9,922,396)     (72,956,921)    (60,307,292)
   Transfers between sub-accounts (including
     fixed account), net                             (73,460,322)    13,386,839     (6,474,668)     (90,347,788)   (124,867,884)
   Contract maintenance charges                         (165,226)       (88,384)      (139,059)        (513,061)       (367,428)
   Adjustments to net assets allocated to
     contracts in payout period                             (549)        (1,990)        (1,647)          (3,286)          7,411
                                                   -------------   ------------   ------------   --------------   -------------
Increase (decrease) in net assets from contract
  transactions                                         5,678,103      7,160,866    (11,815,785)    (137,518,084)   (136,416,945)
                                                   -------------   ------------   ------------   --------------   -------------
Increase (decrease) in net assets                      2,672,499      7,143,054     (1,840,553)    (105,463,776)   (236,400,722)
Net assets at beginning of period                    321,332,426    102,440,812    106,900,848      972,367,632     908,213,668
                                                   -------------   ------------   ------------   --------------   -------------
Net assets at end of period                        $ 324,004,925   $109,583,866   $105,060,295   $  866,903,856   $ 671,812,946
                                                   =============   ============   ============   ==============   =============
Beginning units                                      161,057,840     28,530,544     30,787,070      563,317,952     198,619,038
Units issued                                          37,812,727      7,810,264      3,453,424       31,508,431       5,911,683
Units redeemed                                       (34,873,756)    (4,929,046)    (6,748,967)    (110,953,798)    (38,755,190)
                                                   -------------   ------------   ------------   --------------   -------------
Ending units                                         163,996,811     31,411,762     27,491,527      483,872,585     165,775,531
                                                   =============   ============   ============   ==============   =============

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                                                                       VALIC
                                                        VALIC      VALIC Company I   Company I       VALIC         VALIC
                                                      Company I     International  International   Company I     Company I
                                                      Inflation    Equities Index   Government   International Large Cap Core
                                                    Protected Fund      Fund         Bond Fund    Growth Fund       Fund
                                                    -------------- --------------- ------------- ------------- --------------
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                                         $  1,061,620  $   25,452,028  $         --  $  5,625,002   $  1,438,760
   Mortality and expense risk and administrative
     charges                                           (4,444,881)    (10,511,736)   (1,677,561)   (3,756,115)    (1,494,275)
                                                     ------------  --------------  ------------  ------------   ------------
   Net investment income (loss)                        (3,383,261)     14,940,292    (1,677,561)    1,868,887        (55,515)
   Net realized gain (loss)                             2,338,018       8,940,190    (4,545,396)   14,445,204        518,668
   Capital gain distribution from mutual funds            618,211              --            --            --     11,212,284
   Change in unrealized appreciation
     (depreciation) of investments                     17,370,361     194,289,588    17,573,160    77,010,157     16,871,234
                                                     ------------  --------------  ------------  ------------   ------------
Increase (decrease) in net assets from operations      16,943,329     218,170,070    11,350,203    93,324,248     28,546,671
                                                     ------------  --------------  ------------  ------------   ------------
From contract transactions:
   Payments received from contract owners              26,958,066      78,909,534    10,266,843    14,070,763      9,061,267
   Payments for contract benefits or terminations     (48,332,906)    (99,965,000)  (16,412,018)  (33,892,453)   (14,934,913)
   Transfers between sub-accounts (including
     fixed account), net                               68,231,519     247,531,261   (11,630,612)  (12,202,060)    (2,991,764)
   Contract maintenance charges                          (569,356)       (868,077)     (200,996)     (302,847)      (174,574)
   Adjustments to net assets allocated to
     contracts in payout period                            (7,013)        (25,219)          256        (1,999)        10,441
                                                     ------------  --------------  ------------  ------------   ------------
Increase (decrease) in net assets from contract
  transactions                                         46,280,310     225,582,499   (17,976,527)  (32,328,596)    (9,029,543)
                                                     ------------  --------------  ------------  ------------   ------------
Increase (decrease) in net assets                      63,223,639     443,752,569    (6,626,324)   60,995,652     19,517,128
Net assets at beginning of period                     412,297,625     871,140,427   181,845,967   368,095,001    142,972,826
                                                     ------------  --------------  ------------  ------------   ------------
Net assets at end of period                          $475,521,264  $1,314,892,996  $175,219,643  $429,090,653   $162,489,954
                                                     ============  ==============  ============  ============   ============
Beginning units                                       321,032,128     481,966,613    62,101,781   138,846,105     60,196,973
Units issued                                           63,033,592     150,806,503    11,376,379     5,720,441      3,361,148
Units redeemed                                        (27,467,273)    (40,626,903)  (17,448,022)  (15,977,512)    (6,625,251)
                                                     ------------  --------------  ------------  ------------   ------------
Ending units                                          356,598,447     592,146,213    56,030,138   128,589,034     56,932,870
                                                     ============  ==============  ============  ============   ============
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                         $  5,166,945  $   23,205,767  $  4,201,528  $  5,858,409   $  5,121,591
   Mortality and expense risk and administrative
     charges                                           (4,214,692)     (7,957,766)   (1,887,416)   (3,745,945)    (1,413,058)
                                                     ------------  --------------  ------------  ------------   ------------
   Net investment income (loss)                           952,253      15,248,001     2,314,112     2,112,464      3,708,533
   Net realized gain (loss)                             7,348,001       7,918,777    (3,792,949)   13,717,388      6,599,346
   Capital gain distribution from mutual funds            785,489              --       599,012    32,277,845     26,931,165
   Change in unrealized appreciation
     (depreciation) of investments                      3,147,472     (20,992,338)    4,217,334   (63,495,526)   (26,447,900)
                                                     ------------  --------------  ------------  ------------   ------------
Increase (decrease) in net assets from operations      12,233,215       2,174,440     3,337,509   (15,387,829)    10,791,144
                                                     ------------  --------------  ------------  ------------   ------------
From contract transactions:
   Payments received from contract owners              22,295,366      53,755,141     8,711,638    16,255,580     10,264,713
   Payments for contract benefits or terminations     (46,601,780)    (75,446,634)  (18,908,567)  (32,817,762)   (14,155,161)
   Transfers between sub-accounts (including
     fixed account), net                              (11,386,667)     25,817,425    41,552,201   (45,066,954)   (18,368,788)
   Contract maintenance charges                          (732,255)       (840,839)     (301,791)     (361,258)      (179,602)
   Adjustments to net assets allocated to
     contracts in payout period                            (7,358)          1,518          (430)       (6,277)       (30,317)
                                                     ------------  --------------  ------------  ------------   ------------
Increase (decrease) in net assets from contract
  transactions                                        (36,432,694)      3,286,611    31,053,051   (61,996,671)   (22,469,155)
                                                     ------------  --------------  ------------  ------------   ------------
Increase (decrease) in net assets                     (24,199,479)      5,461,051    34,390,560   (77,384,500)   (11,678,011)
Net assets at beginning of period                     436,497,104     865,679,376   147,455,407   445,479,501    154,650,837
                                                     ------------  --------------  ------------  ------------   ------------
Net assets at end of period                          $412,297,625  $  871,140,427  $181,845,967  $368,095,001   $142,972,826
                                                     ============  ==============  ============  ============   ============
Beginning units                                       349,403,515     479,975,167    51,940,666   161,609,345     70,024,026
Units issued                                           28,834,100      49,742,783    20,393,252     5,196,228      3,251,583
Units redeemed                                        (57,205,487)    (47,751,337)  (10,232,137)  (27,959,468)   (13,078,636)
                                                     ------------  --------------  ------------  ------------   ------------
Ending units                                          321,032,128     481,966,613    62,101,781   138,846,105     60,196,973
                                                     ============  ==============  ============  ============   ============

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                                       VALIC                         VALIC        VALIC
                                                     Company I   VALIC Company I Company I Mid  Company I    VALIC Company I
                                                   Large Capital  Mid Cap Index  Cap Strategic  Nasdaq-100      Science &
                                                    Growth Fund       Fund        Growth Fund   Index Fund   Technology Fund
                                                   ------------- --------------- ------------- ------------  ---------------
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                                       $  2,757,704  $   38,641,647  $         --  $  2,357,179  $           --
   Mortality and expense risk and
     administrative charges                          (3,827,466)    (31,273,690)   (2,362,645)   (3,463,894)    (10,395,980)
                                                   ------------  --------------  ------------  ------------  --------------
   Net investment income (loss)                      (1,069,762)      7,367,957    (2,362,645)   (1,106,715)    (10,395,980)
   Net realized gain (loss)                          16,206,582     190,744,664    10,441,828    15,685,203      53,248,312
   Capital gain distribution from mutual funds       12,627,185     264,609,325    15,835,848    14,708,913      74,072,170
   Change in unrealized appreciation
     (depreciation) of investments                   69,060,225      (7,286,768)   31,477,079    64,847,191     243,435,156
                                                   ------------  --------------  ------------  ------------  --------------
Increase (decrease) in net assets from operations    96,824,230     455,435,178    55,392,110    94,134,592     360,359,658
                                                   ------------  --------------  ------------  ------------  --------------
From contract transactions:
   Payments received from contract owners             9,184,185     143,206,015     6,223,523    27,582,164      26,235,077
   Payments for contract benefits or
     terminations                                   (30,137,356)   (282,836,966)  (18,343,213)  (29,721,338)    (78,493,669)
   Transfers between sub-accounts (including
     fixed account), net                             (9,893,756)   (143,943,683)   (5,900,623)   14,305,907       7,648,471
   Contract maintenance charges                        (159,186)     (1,944,290)      (85,851)     (135,411)       (312,650)
   Adjustments to net assets allocated to
     contracts in payout period                           4,455         (58,782)       (3,570)       (3,932)        (41,623)
                                                   ------------  --------------  ------------  ------------  --------------
Increase (decrease) in net assets from contract
  transactions                                      (31,001,658)   (285,577,706)  (18,109,734)   12,027,390     (44,964,394)
                                                   ------------  --------------  ------------  ------------  --------------
Increase (decrease) in net assets                    65,822,572     169,857,472    37,282,376   106,161,982     315,395,264
Net assets at beginning of period                   368,041,985   3,198,448,688   230,093,583   299,014,678     920,374,886
                                                   ------------  --------------  ------------  ------------  --------------
Net assets at end of period                        $433,864,557  $3,368,306,160  $267,375,959  $405,176,660  $1,235,770,150
                                                   ============  ==============  ============  ============  ==============
Beginning units                                     207,313,236     163,461,466   110,264,905   225,863,789     179,094,645
Units issued                                          1,909,853       3,809,990     2,909,520    24,379,296       4,737,635
Units redeemed                                      (17,214,845)    (16,168,776)  (10,611,406)  (16,647,220)    (12,060,216)
                                                   ------------  --------------  ------------  ------------  --------------
Ending units                                        192,008,244     151,102,680   102,563,019   233,595,865     171,772,064
                                                   ============  ==============  ============  ============  ==============
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                       $  3,321,314  $   35,969,923  $         --  $  1,919,367  $           --
   Mortality and expense risk and
     administrative charges                          (3,575,884)    (27,421,775)   (2,178,496)   (2,770,576)     (8,498,681)
                                                   ------------  --------------  ------------  ------------  --------------
   Net investment income (loss)                        (254,570)      8,548,148    (2,178,496)     (851,209)     (8,498,681)
   Net realized gain (loss)                          13,159,704     134,123,857    11,547,605    18,521,561      54,351,724
   Capital gain distribution from mutual funds       17,162,984     274,465,538    31,887,211    11,796,784     161,411,132
   Change in unrealized appreciation
     (depreciation) of investments                  (11,072,287)    102,074,943   (22,227,055)  (12,881,535)   (151,944,762)
                                                   ------------  --------------  ------------  ------------  --------------
Increase (decrease) in net assets from operations    18,995,831     519,212,486    19,029,265    16,585,601      55,319,413
                                                   ------------  --------------  ------------  ------------  --------------
From contract transactions:
   Payments received from contract owners            10,987,872     124,288,766     7,273,727    24,318,566      25,205,960
   Payments for contract benefits or
     terminations                                   (30,405,079)   (239,138,917)  (19,297,600)  (22,457,282)    (67,493,444)
   Transfers between sub-accounts (including
     fixed account), net                            (11,695,433)    (41,571,805)  (12,964,899)   (8,228,875)    (27,229,319)
   Contract maintenance charges                        (187,432)     (2,109,601)     (100,009)     (135,553)       (320,457)
   Adjustments to net assets allocated to
     contracts in payout period                         (21,006)        (48,064)       (1,145)          607         (14,754)
                                                   ------------  --------------  ------------  ------------  --------------
Increase (decrease) in net assets from contract
  transactions                                      (31,321,078)   (158,579,621)  (25,089,926)   (6,502,537)    (69,852,014)
                                                   ------------  --------------  ------------  ------------  --------------
Increase (decrease) in net assets                   (12,325,247)    360,632,865    (6,060,661)   10,083,064     (14,532,601)
Net assets at beginning of period                   380,367,232   2,837,815,823   236,154,244   288,931,614     934,907,487
                                                   ------------  --------------  ------------  ------------  --------------
Net assets at end of period                        $368,041,985  $3,198,448,688  $230,093,583  $299,014,678  $  920,374,886
                                                   ============  ==============  ============  ============  ==============
Beginning units                                     225,298,744     171,943,269   122,905,459   230,783,788     193,307,934
Units issued                                          2,034,308       7,378,171       860,218    19,445,063       3,322,818
Units redeemed                                      (20,019,816)    (15,859,974)  (13,500,772)  (24,365,062)    (17,536,107)
                                                   ------------  --------------  ------------  ------------  --------------
Ending units                                        207,313,236     163,461,466   110,264,905   225,863,789     179,094,645
                                                   ============  ==============  ============  ============  ==============

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                        VALIC                                        VALIC
                                                      Company I                                    Company I        VALIC
                                                      Small Cap       VALIC      VALIC Company I   Small Cap      Company I
                                                     Aggressive     Company I    Small Cap Index Special Values   Small Mid
                                                     Growth Fund  Small Cap Fund      Fund            Fund       Growth Fund
                                                    ------------  -------------- --------------- -------------- ------------
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                                        $         --   $    926,473  $   11,419,211   $  2,404,450  $         --
   Mortality and expense risk and administrative
     charges                                          (1,114,493)    (3,013,477)    (10,260,780)    (2,185,429)   (1,029,614)
                                                    ------------   ------------  --------------   ------------  ------------
   Net investment income (loss)                       (1,114,493)    (2,087,004)      1,158,431        219,021    (1,029,614)
   Net realized gain (loss)                              (51,212)    21,133,696      67,144,856     26,618,403     6,358,001
   Capital gain distribution from mutual funds         4,916,202     24,055,230      54,497,443     15,444,875     5,257,830
   Change in unrealized appreciation
     (depreciation) of investments                    32,580,970     (2,872,641)     12,276,324    (20,316,073)   14,834,323
                                                    ------------   ------------  --------------   ------------  ------------
Increase (decrease) in net assets from operations     36,331,467     40,229,281     135,077,054     21,966,226    25,420,540
                                                    ------------   ------------  --------------   ------------  ------------
From contract transactions:
   Payments received from contract owners              6,609,255      5,692,935      53,511,361      7,526,494     3,211,764
   Payments for contract benefits or terminations    (10,920,038)   (25,495,493)    (90,614,382)   (19,166,257)   (8,170,701)
   Transfers between sub-accounts (including
     fixed account), net                              (2,934,148)   (15,812,604)    (37,865,685)   (20,271,041)   (3,297,777)
   Contract maintenance charges                          (54,534)      (106,342)       (573,420)       (58,154)      (33,526)
   Adjustments to net assets allocated to
     contracts in payout period                              (30)         4,566          (5,327)         2,737          (258)
                                                    ------------   ------------  --------------   ------------  ------------
Increase (decrease) in net assets from contract
  transactions                                        (7,299,495)   (35,716,938)    (75,547,453)   (31,966,221)   (8,290,498)
                                                    ------------   ------------  --------------   ------------  ------------
Increase (decrease) in net assets                     29,031,972      4,512,343      59,529,601     (9,999,995)   17,130,042
Net assets at beginning of period                    106,752,000    315,020,335   1,056,873,669    245,467,708    99,380,094
                                                    ------------   ------------  --------------   ------------  ------------
Net assets at end of period                         $135,783,972   $319,532,678  $1,116,403,270   $235,467,713  $116,510,136
                                                    ============   ============  ==============   ============  ============
Beginning units                                       49,417,602     63,357,719     161,282,233    124,786,134    62,534,119
Units issued                                           4,282,976        652,684       6,334,791      5,280,978     2,424,214
Units redeemed                                        (7,661,744)    (7,460,341)    (17,065,663)   (21,523,881)   (7,042,172)
                                                    ------------   ------------  --------------   ------------  ------------
Ending units                                          46,038,834     56,550,062     150,551,361    108,543,231    57,916,161
                                                    ============   ============  ==============   ============  ============
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                        $         --   $    603,870  $   11,792,739   $  3,108,533  $         --
   Mortality and expense risk and administrative
     charges                                            (973,765)    (2,846,675)     (8,659,845)    (1,935,056)     (997,091)
                                                    ------------   ------------  --------------   ------------  ------------
   Net investment income (loss)                         (973,765)    (2,242,805)      3,132,894      1,173,477      (997,091)
   Net realized gain (loss)                           (1,963,397)    17,036,437      54,546,868     12,977,845     9,866,303
   Capital gain distribution from mutual funds        15,059,977     47,613,903      67,586,386     20,764,804    11,644,947
   Change in unrealized appreciation
     (depreciation) of investments                   (11,984,323)   (22,533,588)     48,779,765     18,317,466   (22,090,544)
                                                    ------------   ------------  --------------   ------------  ------------
Increase (decrease) in net assets from operations        138,492     39,873,947     174,045,913     53,233,592    (1,576,385)
                                                    ------------   ------------  --------------   ------------  ------------
From contract transactions:
   Payments received from contract owners              7,921,050      5,779,410      45,287,561      7,437,869     3,520,381
   Payments for contract benefits or terminations     (9,281,514)   (23,440,027)    (73,534,636)   (16,789,896)   (8,246,637)
   Transfers between sub-accounts (including
     fixed account), net                              (7,330,093)    (9,900,391)     (5,251,812)    10,394,727   (14,627,647)
   Contract maintenance charges                          (57,751)      (124,494)       (645,270)       (67,635)      (50,065)
   Adjustments to net assets allocated to
     contracts in payout period                              (31)          (554)          4,543            483          (277)
                                                    ------------   ------------  --------------   ------------  ------------
Increase (decrease) in net assets from contract
  transactions                                        (8,748,339)   (27,686,056)    (34,139,614)       975,548   (19,404,245)
                                                    ------------   ------------  --------------   ------------  ------------
Increase (decrease) in net assets                     (8,609,847)    12,187,891     139,906,299     54,209,140   (20,980,630)
Net assets at beginning of period                    115,361,847    302,832,444     916,967,370    191,258,568   120,360,724
                                                    ------------   ------------  --------------   ------------  ------------
Net assets at end of period                         $106,752,000   $315,020,335  $1,056,873,669   $245,467,708  $ 99,380,094
                                                    ============   ============  ==============   ============  ============
Beginning units                                       53,883,079     69,598,178     168,425,599    124,945,522    75,232,723
Units issued                                           5,500,627      1,041,480      13,101,629     13,902,257     1,037,627
Units redeemed                                        (9,966,104)    (7,281,939)    (20,244,995)   (14,061,645)  (13,736,231)
                                                    ------------   ------------  --------------   ------------  ------------
Ending units                                          49,417,602     63,357,719     161,282,233    124,786,134    62,534,119
                                                    ============   ============  ==============   ============  ============

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                                                   VALIC          VALIC          VALIC
                                                                 Company II     Company II     Company II
                                                   VALIC         Aggressive      Capital      Conservative
                               VALIC Company I   Company I    Growth Lifestyle Appreciation Growth Lifestyle
                               Stock Index Fund  Value Fund         Fund           Fund           Fund
                               ---------------- ------------  ---------------- ------------ ----------------
FOR THE YEAR ENDED
  DECEMBER 31, 2017
From operations:
   Dividends                    $   63,278,383  $  1,562,991    $ 10,121,047   $   183,078    $  8,520,714
   Mortality and expense risk
     and administrative
     charges                       (40,983,040)     (866,546)     (5,429,003)     (369,783)     (3,235,395)
   Reimbursements of expenses               --            --       1,401,028        95,495         823,171
                                --------------  ------------    ------------   -----------    ------------
   Net investment income
     (loss)                         22,295,343       696,445       6,093,072       (91,210)      6,108,490
   Net realized gain (loss)        188,375,855     7,979,565      13,242,785     3,281,523       1,723,301
   Capital gain distribution
     from mutual funds             185,616,001            --      30,219,919     3,424,509       2,801,801
   Change in unrealized
     appreciation
     (depreciation) of
     investments                   399,354,603     3,463,767      31,203,020     1,286,229      19,275,128
                                --------------  ------------    ------------   -----------    ------------
Increase (decrease) in net
  assets from operations           795,641,802    12,139,777      80,758,796     7,901,051      29,908,720
                                --------------  ------------    ------------   -----------    ------------
From contract transactions:
   Payments received from
     contract owners               168,751,107     3,958,169      60,348,596     1,736,181      34,464,509
   Payments for contract
     benefits or terminations     (365,917,394)  (10,135,202)    (50,520,166)   (4,410,366)    (38,973,212)
   Transfers between
     sub-accounts (including
     fixed account), net               138,620    (5,061,813)    (22,733,262)     (195,165)     (9,276,182)
   Contract maintenance
     charges                        (1,977,625)      (99,212)       (940,810)      (41,924)       (239,049)
   Adjustments to net assets
     allocated to contracts
     in payout period                 (269,508)           38             230            --         (28,292)
                                --------------  ------------    ------------   -----------    ------------
Increase (decrease) in net
  assets from contract
  transactions                    (199,274,800)  (11,338,020)    (13,845,412)   (2,911,274)    (14,052,226)
                                --------------  ------------    ------------   -----------    ------------
Increase (decrease) in net
  assets                           596,367,002       801,757      66,913,384     4,989,777      15,856,494
Net assets at beginning of
  period                         3,985,297,949    91,300,280     530,487,019    36,509,166     323,748,368
                                --------------  ------------    ------------   -----------    ------------
Net assets at end of period     $4,581,664,951  $ 92,102,037    $597,400,403   $41,498,943    $339,604,862
                                ==============  ============    ============   ===========    ============
Beginning units                    438,663,027    41,890,640     179,473,955    20,863,767     118,462,070
Units issued                        17,619,164       861,524       7,763,661     1,575,305       7,244,970
Units redeemed                     (36,108,196)   (5,752,778)    (12,188,223)   (3,093,648)    (12,194,202)
                                --------------  ------------    ------------   -----------    ------------
Ending units                       420,173,995    36,999,386     175,049,393    19,345,424     113,512,838
                                ==============  ============    ============   ===========    ============
FOR THE YEAR ENDED
  DECEMBER 31, 2016
From operations:
   Dividends                    $   95,898,589  $  1,343,902    $ 10,688,347   $   145,257    $  8,904,462
   Mortality and expense risk
     and administrative
     charges                       (36,434,620)     (841,396)     (4,946,739)     (362,728)     (3,113,588)
   Reimbursements of expenses               --            --       1,275,837        93,779         791,444
                                --------------  ------------    ------------   -----------    ------------
   Net investment income
     (loss)                         59,463,969       502,506       7,017,445      (123,692)      6,582,318
   Net realized gain (loss)        166,142,690     7,405,494      16,094,166     3,294,883       1,423,041
   Capital gain distribution
     from mutual funds             280,466,344            --      36,688,904     3,632,730      12,929,029
   Change in unrealized
     appreciation
     (depreciation) of
     investments                  (120,717,633)    2,324,681     (19,690,191)   (6,304,450)     (2,735,836)
                                --------------  ------------    ------------   -----------    ------------
Increase (decrease) in net
  assets from operations           385,355,370    10,232,681      40,110,324       499,471      18,198,552
                                --------------  ------------    ------------   -----------    ------------
From contract transactions:
   Payments received from
     contract owners               144,479,617     4,094,780      56,739,603     1,766,736      35,814,347
   Payments for contract
     benefits or terminations     (330,421,918)   (9,926,320)    (40,445,348)   (3,518,920)    (34,528,775)
   Transfers between
     sub-accounts (including
     fixed account), net           (76,049,813)   (3,340,353)    (34,107,131)   (1,930,898)    (11,234,573)
   Contract maintenance
     charges                        (2,189,029)     (122,074)     (1,195,191)      (51,830)       (284,860)
   Adjustments to net assets
     allocated to contracts
     in payout period                 (138,870)           35           5,602            --         (27,518)
                                --------------  ------------    ------------   -----------    ------------
Increase (decrease) in net
  assets from contract
  transactions                    (264,320,013)   (9,293,932)    (19,002,465)   (3,734,912)    (10,261,379)
                                --------------  ------------    ------------   -----------    ------------
Increase (decrease) in net
  assets                           121,035,357       938,749      21,107,859    (3,235,441)      7,937,173
Net assets at beginning of
  period                         3,864,262,592    90,361,531     509,379,160    39,744,607     315,811,195
                                --------------  ------------    ------------   -----------    ------------
Net assets at end of period     $3,985,297,949  $ 91,300,280    $530,487,019   $36,509,166    $323,748,368
                                ==============  ============    ============   ===========    ============
Beginning units                    469,712,564    46,550,338     186,171,483    23,015,325     122,366,806
Units issued                        15,280,933     2,017,285       7,891,137     1,233,438       6,829,379
Units redeemed                     (46,330,470)   (6,676,983)    (14,588,665)   (3,384,996)    (10,734,115)
                                --------------  ------------    ------------   -----------    ------------
Ending units                       438,663,027    41,890,640     179,473,955    20,863,767     118,462,070
                                ==============  ============    ============   ===========    ============

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                                                         VALIC                        VALIC
                                                                      Company II       VALIC       Company II        VALIC
                                                         VALIC        Government     Company II   International   Company II
                                                    Company II Core Money Market II  High Yield   Opportunities Large Cap Value
                                                       Bond Fund         Fund        Bond Fund        Fund           Fund
                                                    --------------- --------------- ------------  ------------- ---------------
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                                        $   23,581,876   $    423,998   $ 21,860,941  $  7,785,119   $  2,694,685
   Mortality and expense risk and administrative
     charges                                            (8,804,865)    (1,201,157)    (4,553,032)   (5,721,794)    (2,006,790)
   Reimbursements of expenses                            2,280,875        320,833      1,167,657     1,476,197        501,279
                                                    --------------   ------------   ------------  ------------   ------------
   Net investment income (loss)                         17,057,886       (456,326)    18,475,566     3,539,522      1,189,174
   Net realized gain (loss)                               (535,526)            (1)     2,627,552    34,877,999     25,667,014
   Change in unrealized appreciation
     (depreciation) of investments                      18,287,272              1     11,074,713   150,901,616        201,099
                                                    --------------   ------------   ------------  ------------   ------------
Increase (decrease) in net assets from operations       34,809,632       (456,326)    32,177,831   189,319,137     27,057,287
                                                    --------------   ------------   ------------  ------------   ------------
From contract transactions:
   Payments received from contract owners               67,221,973     38,319,550     28,180,613    36,979,388     11,875,872
   Payments for contract benefits or terminations      (99,102,107)   (12,020,795)   (47,831,735)  (52,557,769)   (20,249,181)
   Transfers between sub-accounts (including
     fixed account), net                               128,077,190    (36,146,596)    34,393,791     6,624,360    (18,960,182)
   Contract maintenance charges                           (558,209)       (53,570)      (304,669)     (234,025)      (227,626)
   Adjustments to net assets allocated to
     contracts in payout period                                431            556          2,766         3,809             --
                                                    --------------   ------------   ------------  ------------   ------------
Increase (decrease) in net assets from contract
  transactions                                          95,639,278     (9,900,855)    14,440,766    (9,184,237)   (27,561,117)
                                                    --------------   ------------   ------------  ------------   ------------
Increase (decrease) in net assets                      130,448,910    (10,357,181)    46,618,597   180,134,900       (503,830)
Net assets at beginning of period                      892,797,494    134,153,010    449,284,525   504,126,294    203,980,017
                                                    --------------   ------------   ------------  ------------   ------------
Net assets at end of period                         $1,023,246,404   $123,795,829   $495,903,122  $684,261,194   $203,476,187
                                                    ==============   ============   ============  ============   ============
Beginning units                                        449,371,836    109,867,124    168,773,678   229,789,203     66,351,638
Units issued                                            86,132,160     37,432,250     23,708,349    20,207,245      5,804,949
Units redeemed                                         (37,780,741)   (45,755,514)   (19,045,425)  (24,552,112)   (14,937,525)
                                                    --------------   ------------   ------------  ------------   ------------
Ending units                                           497,723,255    101,543,860    173,436,602   225,444,336     57,219,062
                                                    ==============   ============   ============  ============   ============
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                        $   19,002,296   $     15,447   $ 16,266,115  $  6,111,143   $  2,083,167
   Mortality and expense risk and administrative
     charges                                            (9,185,669)    (1,447,742)    (3,684,867)   (5,375,377)    (1,800,665)
   Reimbursements of expenses                            2,365,187        380,964        940,893     1,385,185        452,439
                                                    --------------   ------------   ------------  ------------   ------------
   Net investment income (loss)                         12,181,814     (1,051,331)    13,522,141     2,120,951        734,941
   Net realized gain (loss)                              6,229,891             --      1,789,035    42,966,968     19,521,104
   Capital gain distribution from mutual funds           2,634,321              1             --            --             --
   Change in unrealized appreciation
     (depreciation) of investments                       4,565,184              1     26,942,861   (50,777,451)     9,290,853
                                                    --------------   ------------   ------------  ------------   ------------
Increase (decrease) in net assets from operations       25,611,210     (1,051,329)    42,254,037    (5,689,532)    29,546,898
                                                    --------------   ------------   ------------  ------------   ------------
From contract transactions:
   Payments received from contract owners               64,133,524     40,272,667     19,444,775    35,758,424     10,384,461
   Payments for contract benefits or terminations     (102,802,534)   (24,077,172)   (38,958,189)  (51,401,411)   (17,403,348)
   Transfers between sub-accounts (including
     fixed account), net                               (24,720,314)   (50,313,062)    69,012,863   (71,240,880)     6,451,175
   Contract maintenance charges                           (751,608)       (83,564)      (386,832)     (245,807)      (266,583)
   Adjustments to net assets allocated to
     contracts in payout period                                354             94         (2,822)       (2,298)        (1,312)
                                                    --------------   ------------   ------------  ------------   ------------
Increase (decrease) in net assets from contract
  transactions                                         (64,140,578)   (34,201,037)    49,109,795   (87,131,972)      (835,607)
                                                    --------------   ------------   ------------  ------------   ------------
Increase (decrease) in net assets                      (38,529,368)   (35,252,366)    91,363,832   (92,821,504)    28,711,291
Net assets at beginning of period                      931,326,862    169,405,376    357,920,693   596,947,798    175,268,726
                                                    --------------   ------------   ------------  ------------   ------------
Net assets at end of period                         $  892,797,494   $134,153,010   $449,284,525  $504,126,294   $203,980,017
                                                    ==============   ============   ============  ============   ============
Beginning units                                        478,175,881    137,896,669    151,445,812   268,732,142     65,553,811
Units issued                                            77,665,403     39,867,445     37,025,885     3,139,284     13,126,951
Units redeemed                                        (106,469,448)   (67,896,990)   (19,698,019)  (42,082,223)   (12,329,124)
                                                    --------------   ------------   ------------  ------------   ------------
Ending units                                           449,371,836    109,867,124    168,773,678   229,789,203     66,351,638
                                                    ==============   ============   ============  ============   ============

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                                                            VALIC
                                             VALIC                        Company II        VALIC          VALIC
                                         Company II Mid     VALIC          Moderate      Company II     Company II
                                           Cap Growth   Company II Mid Growth Lifestyle   Small Cap   Small Cap Value
                                              Fund      Cap Value Fund       Fund        Growth Fund       Fund
                                         -------------- -------------- ---------------- ------------  ---------------
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                              $         --  $   5,134,038    $ 18,748,269   $         --   $  4,043,958
   Mortality and expense risk and
     administrative charges                 (1,115,808)    (8,596,692)     (8,583,976)      (952,336)    (4,244,715)
   Reimbursements of expenses                  287,017      2,244,712       2,198,948        247,454      1,111,779
                                          ------------  -------------    ------------   ------------   ------------
   Net investment income (loss)               (828,791)    (1,217,942)     12,363,241       (704,882)       911,022
   Net realized gain (loss)                  1,105,823     93,841,738      24,017,146      1,759,469     40,816,129
   Capital gain distribution from
     mutual funds                                   --     53,380,854      34,528,625      4,944,816     16,309,091
   Change in unrealized appreciation
     (depreciation) of investments          30,100,072    (30,111,030)     35,580,656     27,250,618    (42,336,683)
                                          ------------  -------------    ------------   ------------   ------------
Increase (decrease) in net assets from
  operations                                30,377,104    115,893,620     106,489,668     33,250,021     15,699,559
                                          ------------  -------------    ------------   ------------   ------------
From contract transactions:
   Payments received from contract
     owners                                  7,625,043     42,413,275     108,504,656      4,581,560     22,656,754
   Payments for contract benefits or
     terminations                           (9,504,133)   (82,819,206)    (86,795,657)    (8,011,517)   (42,236,989)
   Transfers between sub-accounts
     (including fixed account), net          7,483,771   (117,999,190)    (43,168,115)    20,928,483    (64,971,419)
   Contract maintenance charges                (72,248)      (395,939)       (729,444)       (70,715)      (176,391)
   Adjustments to net assets allocated
     to contracts in payout period                (265)           420             177           (851)        (3,982)
                                          ------------  -------------    ------------   ------------   ------------
Increase (decrease) in net assets from
  contract transactions                      5,532,168   (158,800,640)    (22,188,383)    17,426,960    (84,732,027)
                                          ------------  -------------    ------------   ------------   ------------
Increase (decrease) in net assets           35,909,272    (42,907,020)     84,301,285     50,676,981    (69,032,468)
Net assets at beginning of period          100,676,950    919,346,687     842,935,369     75,435,259    502,254,358
                                          ------------  -------------    ------------   ------------   ------------
Net assets at end of period               $136,586,222  $ 876,439,667    $927,236,654   $126,112,240   $433,221,890
                                          ============  =============    ============   ============   ============
Beginning units                             52,595,301    160,086,694     280,843,771     27,036,435    116,675,370
Units issued                                 6,322,849      1,372,977      15,548,867      8,879,900      3,996,261
Units redeemed                              (4,379,403)   (26,821,593)    (22,517,359)    (3,806,496)   (23,904,376)
                                          ------------  -------------    ------------   ------------   ------------
Ending units                                54,538,747    134,638,078     273,875,279     32,109,839     96,767,255
                                          ============  =============    ============   ============   ============
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                              $         --  $   2,298,750    $ 17,980,092   $         --   $  5,083,574
   Mortality and expense risk and
     administrative charges                 (1,051,066)    (8,087,610)     (7,873,697)      (696,290)    (4,189,301)
   Reimbursements of expenses                  269,122      2,113,322       2,015,643        180,764      1,093,165
                                          ------------  -------------    ------------   ------------   ------------
   Net investment income (loss)               (781,944)    (3,675,538)     12,122,038       (515,526)     1,987,438
   Net realized gain (loss)                 11,070,636     41,278,223      17,026,119      1,149,494     32,878,792
   Capital gain distribution from
     mutual funds                            8,072,064    118,242,843      43,943,409      7,477,742     51,118,111
   Change in unrealized appreciation
     (depreciation) of investments         (15,329,003)   (45,943,365)    (13,069,401)    (3,520,771)    31,557,022
                                          ------------  -------------    ------------   ------------   ------------
Increase (decrease) in net assets from
  operations                                 3,031,753    109,902,163      60,022,165      4,590,939    117,541,363
                                          ------------  -------------    ------------   ------------   ------------
From contract transactions:
   Payments received from contract
     owners                                  6,513,156     43,046,267     101,786,623      3,904,499     23,832,609
   Payments for contract benefits or
     terminations                          (10,359,103)   (79,494,106)    (70,120,057)    (6,903,148)   (41,501,637)
   Transfers between sub-accounts
     (including fixed account), net        (28,039,758)    13,874,720     (42,117,281)    (7,964,284)   (23,533,242)
   Contract maintenance charges                (79,141)      (644,360)       (886,353)       (46,262)      (217,022)
   Adjustments to net assets allocated
     to contracts in payout period                (241)           609             190           (699)        (2,417)
                                          ------------  -------------    ------------   ------------   ------------
Increase (decrease) in net assets from
  contract transactions                    (31,965,087)   (23,216,870)    (11,336,878)   (11,009,894)   (41,421,709)
                                          ------------  -------------    ------------   ------------   ------------
Increase (decrease) in net assets          (28,933,334)    86,685,293      48,685,287     (6,418,955)    76,119,654
Net assets at beginning of period          129,610,284    832,661,394     794,250,082     81,854,214    426,134,704
                                          ------------  -------------    ------------   ------------   ------------
Net assets at end of period               $100,676,950  $ 919,346,687    $842,935,369   $ 75,435,259   $502,254,358
                                          ============  =============    ============   ============   ============
Beginning units                             70,382,216    164,205,676     284,833,140     31,398,820    127,729,895
Units issued                                 1,732,703     10,712,511      14,372,050      2,261,609      9,799,461
Units redeemed                             (19,519,618)   (14,831,493)    (18,361,419)    (6,623,994)   (20,853,986)
                                          ------------  -------------    ------------   ------------   ------------
Ending units                                52,595,301    160,086,694     280,843,771     27,036,435    116,675,370
                                          ============  =============    ============   ============   ============

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                             VALIC                       Vanguard                        Vanguard
                                          Company II       VALIC       LifeStrategy      Vanguard      LifeStrategy
                                           Socially      Company II    Conservative    LifeStrategy      Moderate
                                          Responsible  Strategic Bond   Growth Fund     Growth Fund     Growth Fund
                                             Fund           Fund      Investor Shares Investor Shares Investor Shares
                                         ------------  -------------- --------------- --------------- ---------------
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                             $ 10,313,109   $ 21,806,791    $ 1,993,589    $  5,203,591    $  5,395,079
   Mortality and expense risk and
     administrative charges                (7,357,767)    (5,741,382)    (1,072,828)     (2,859,052)     (2,923,086)
   Reimbursements of expenses               1,905,120      1,478,183             --              --              --
                                         ------------   ------------    -----------    ------------    ------------
   Net investment income (loss)             4,860,462     17,543,592        920,761       2,344,539       2,471,993
   Net realized gain (loss)                65,789,506      6,428,828      1,632,806      10,540,544       8,723,788
   Capital gain distribution from
     mutual funds                          50,793,557             --        229,939         105,200         402,021
   Change in unrealized appreciation
     (depreciation) of investments         17,286,983     10,911,551      5,343,553      25,349,542      19,080,075
                                         ------------   ------------    -----------    ------------    ------------
Increase (decrease) in net assets from
  operations                              138,730,508     34,883,971      8,127,059      38,339,825      30,677,877
                                         ------------   ------------    -----------    ------------    ------------
From contract transactions:
   Payments received from contract
     owners                                46,129,024     35,011,639      9,299,418      22,839,980      28,208,384
   Payments for contract benefits or
     terminations                         (72,507,900)   (59,032,792)    (9,950,143)    (23,686,894)    (23,836,227)
   Transfers between sub-accounts
     (including fixed account), net       (66,470,374)    17,432,400     (2,666,238)     (5,572,339)     (6,030,397)
   Contract maintenance charges              (468,180)      (895,711)       (43,789)       (115,492)       (151,710)
   Adjustments to net assets allocated
     to contracts in payout period               (525)        (3,503)           494          (2,485)             49
                                         ------------   ------------    -----------    ------------    ------------
Increase (decrease) in net assets from
  contract transactions                   (93,317,955)    (7,487,967)    (3,360,258)     (6,537,230)     (1,809,901)
                                         ------------   ------------    -----------    ------------    ------------
Increase (decrease) in net assets          45,412,553     27,396,004      4,766,801      31,802,595      28,867,976
Net assets at beginning of period         734,092,410    585,263,049     87,064,491     218,344,085     226,264,382
                                         ------------   ------------    -----------    ------------    ------------
Net assets at end of period              $779,504,963   $612,659,053    $91,831,292    $250,146,680    $255,132,358
                                         ============   ============    ===========    ============    ============
Beginning units                           268,366,950    210,077,767     42,667,897      96,702,868     102,772,385
Units issued                                4,486,562      9,598,808      4,109,168       5,956,007       8,162,204
Units redeemed                            (33,723,992)   (13,071,881)    (5,727,456)     (8,601,902)     (9,015,006)
                                         ------------   ------------    -----------    ------------    ------------
Ending units                              239,129,520    206,604,694     41,049,609      94,056,973     101,919,583
                                         ============   ============    ===========    ============    ============
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                             $ 10,123,979   $ 23,275,089    $ 1,896,558    $  4,781,102    $  4,991,283
   Mortality and expense risk and
     administrative charges                (6,877,656)    (5,633,993)    (1,033,345)     (2,539,934)     (2,707,328)
   Reimbursements of expenses               1,782,837      1,444,136             --              --              --
                                         ------------   ------------    -----------    ------------    ------------
   Net investment income (loss)             5,029,160     19,085,232        863,213       2,241,168       2,283,955
   Net realized gain (loss)                40,779,902     10,935,837      1,520,607       6,849,433       7,836,112
   Capital gain distribution from
     mutual funds                          44,390,105      1,823,580        182,621          25,424          97,237
   Change in unrealized appreciation
     (depreciation) of investments        (22,592,689)     9,883,515      1,246,126       5,254,904       2,406,235
                                         ------------   ------------    -----------    ------------    ------------
Increase (decrease) in net assets from
  operations                               67,606,478     41,728,164      3,812,567      14,370,929      12,623,539
                                         ------------   ------------    -----------    ------------    ------------
From contract transactions:
   Payments received from contract
     owners                                47,037,082     35,770,041     10,410,562      20,101,589      23,609,349
   Payments for contract benefits or
     terminations                         (67,673,125)   (53,815,189)    (8,168,448)    (15,220,615)    (21,159,492)
   Transfers between sub-accounts
     (including fixed account), net       (42,574,071)       830,358     (1,860,492)     (6,272,934)     (9,771,243)
   Contract maintenance charges              (549,095)    (1,188,543)       (52,173)       (133,881)       (178,206)
   Adjustments to net assets allocated
     to contracts in payout period                294        (20,076)           244          (2,990)            (55)
                                         ------------   ------------    -----------    ------------    ------------
Increase (decrease) in net assets from
  contract transactions                   (63,758,915)   (18,423,409)       329,693      (1,528,831)     (7,499,647)
                                         ------------   ------------    -----------    ------------    ------------
Increase (decrease) in net assets           3,847,563     23,304,755      4,142,260      12,842,098       5,123,892
Net assets at beginning of period         730,244,847    561,958,294     82,922,231     205,501,987     221,140,490
                                         ------------   ------------    -----------    ------------    ------------
Net assets at end of period              $734,092,410   $585,263,049    $87,064,491    $218,344,085    $226,264,382
                                         ============   ============    ===========    ============    ============
Beginning units                           292,339,882    216,272,613     42,527,347      97,409,481     106,333,540
Units issued                                3,983,124     15,365,405      5,730,461       6,143,125       6,126,071
Units redeemed                            (27,956,056)   (21,560,251)    (5,589,911)     (6,849,738)     (9,687,226)
                                         ------------   ------------    -----------    ------------    ------------
Ending units                              268,366,950    210,077,767     42,667,897      96,702,868     102,772,385
                                         ============   ============    ===========    ============    ============

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                                Vanguard Long-  Vanguard Long-
                                                                Term Investment Term Treasury     Vanguard     Vanguard Windsor
                                                                  Grade Fund    Fund Investor  Wellington Fund II Fund Investor
                                                                Investor Shares     Shares     Investor Shares      Shares
                                                                --------------- -------------- --------------- ----------------
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                                                     $ 10,536,736    $  6,164,137  $   47,148,115   $   34,375,332
   Mortality and expense risk and administrative charges           (3,129,235)     (2,749,093)    (22,554,653)     (20,674,577)
   Reimbursements of expenses                                         650,440         573,063              --               --
                                                                 ------------    ------------  --------------   --------------
   Net investment income (loss)                                     8,057,941       3,988,107      24,593,462       13,700,755
   Net realized gain (loss)                                        (1,766,656)         10,286      51,346,833       89,089,986
   Capital gain distribution from mutual funds                      4,318,836              --      76,393,753      107,248,697
   Change in unrealized appreciation (depreciation) of
     investments                                                   16,142,256      12,735,613      86,786,052       39,725,680
                                                                 ------------    ------------  --------------   --------------
Increase (decrease) in net assets from operations                  26,752,377      16,734,006     239,120,100      249,765,118
                                                                 ------------    ------------  --------------   --------------
From contract transactions:
   Payments received from contract owners                          14,136,634       8,369,376     120,404,140       64,436,914
   Payments for contract benefits or terminations                 (25,494,507)    (21,731,797)   (181,433,854)    (149,888,770)
   Transfers between sub-accounts (including fixed account),
     net                                                          (18,295,881)    (22,167,634)     (7,568,073)     (59,624,768)
   Contract maintenance charges                                      (244,837)       (188,875)       (869,382)        (718,701)
   Adjustments to net assets allocated to contracts in payout
     period                                                               144           1,185         (88,757)         (17,439)
                                                                 ------------    ------------  --------------   --------------
Increase (decrease) in net assets from contract transactions      (29,898,447)    (35,717,745)    (69,555,926)    (145,812,764)
                                                                 ------------    ------------  --------------   --------------
Increase (decrease) in net assets                                  (3,146,070)    (18,983,739)    169,564,174      103,952,354
Net assets at beginning of period                                 293,362,656     241,608,557   1,818,946,852    1,694,716,004
                                                                 ------------    ------------  --------------   --------------
Net assets at end of period                                      $290,216,586    $222,624,818  $1,988,511,026   $1,798,668,358
                                                                 ============    ============  ==============   ==============
Beginning units                                                    85,760,846      73,586,886     439,520,652      431,195,785
Units issued                                                       11,066,249       1,655,833      14,334,419        2,973,713
Units redeemed                                                    (20,353,774)    (12,253,836)    (27,196,528)     (36,742,620)
                                                                 ------------    ------------  --------------   --------------
Ending units                                                       76,473,321      62,988,883     426,658,543      397,426,878
                                                                 ============    ============  ==============   ==============
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                                     $ 12,914,456    $  6,634,970  $   45,972,661   $   40,412,716
   Mortality and expense risk and administrative charges           (3,809,168)     (3,132,051)    (20,899,349)     (19,390,711)
   Reimbursements of expenses                                         780,645         650,377              --               --
                                                                 ------------    ------------  --------------   --------------
   Net investment income (loss)                                     9,885,933       4,153,296      25,073,312       21,022,005
   Net realized gain (loss)                                        (4,165,666)        606,522      48,280,237       82,496,949
   Capital gain distribution from mutual funds                      5,131,145       5,704,409      33,459,053       88,851,675
   Change in unrealized appreciation (depreciation) of
     investments                                                    2,559,513     (11,913,278)     56,490,570       (4,897,236)
                                                                 ------------    ------------  --------------   --------------
Increase (decrease) in net assets from operations                  13,410,925      (1,449,051)    163,303,172      187,473,393
                                                                 ------------    ------------  --------------   --------------
From contract transactions:
   Payments received from contract owners                          17,557,851      12,808,386     121,598,886       67,209,026
   Payments for contract benefits or terminations                 (30,186,391)    (24,382,503)   (157,642,452)    (140,125,919)
   Transfers between sub-accounts (including fixed account),
     net                                                           59,161,906      20,090,111     (44,817,219)     (75,892,347)
   Contract maintenance charges                                      (414,398)       (236,576)     (1,014,837)        (861,335)
   Adjustments to net assets allocated to contracts in payout
     period                                                               (19)            845      (2,317,052)         (22,982)
                                                                 ------------    ------------  --------------   --------------
Increase (decrease) in net assets from contract transactions       46,118,949       8,280,263     (84,192,674)    (149,693,557)
                                                                 ------------    ------------  --------------   --------------
Increase (decrease) in net assets                                  59,529,874       6,831,212      79,110,498       37,779,836
Net assets at beginning of period                                 233,832,782     234,777,345   1,739,836,354    1,656,936,168
                                                                 ------------    ------------  --------------   --------------
Net assets at end of period                                      $293,362,656    $241,608,557  $1,818,946,852   $1,694,716,004
                                                                 ============    ============  ==============   ==============
Beginning units                                                    73,061,910      71,630,465     458,029,060      471,076,938
Units issued                                                       33,665,923      10,842,826      14,441,455        2,740,349
Units redeemed                                                    (20,966,987)     (8,886,405)    (32,949,863)     (42,621,502)
                                                                 ------------    ------------  --------------   --------------
Ending units                                                       85,760,846      73,586,886     439,520,652      431,195,785
                                                                 ============    ============  ==============   ==============

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

The Variable Annuity Life Insurance Company Separate Account A (the Separate Account) is a segregated investment account established by The Variable Annuity Life Insurance Company (the Company) to receive and invest premium payments from variable annuity contracts issued by the Company. The Company is a wholly owned subsidiary of AGC Life Insurance Company, an indirect, wholly owned subsidiary of American International Group, Inc. (AIG).

The Separate Account includes the following variable annuity products:

Equity Director                        Polaris Platinum Elite
Group Fixed and Variable Annuity
(GTS-VA)                               Portfolio Director
Group Unit Purchase (GUP)              Portfolio Director Freedom Advisor
IMPACT                                 Portfolio Director Group Unallocated
                                       VA
Independence Plus                      Potentia
Polaris Choice Elite

The Separate Account contracts are sold primarily through the Company's exclusive sales force. The distributor of the Separate Account is AIG Capital Services, Inc., an affiliate of the Company; however, all commissions are paid by the Company. No underwriting fees are paid in connection with the distribution of these contracts.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust under the Investment Company Act of 1940, as amended. The Separate Account consists of various sub-accounts. Each sub-account invests all its investible assets in a corresponding eligible mutual fund, which is registered under the 1940 Act as open-ended management investment companies. The names in bold in the table below are the diversified, open-ended management investment companies and the names below them are the names of the sub-accounts/corresponding eligible mutual funds. Collectively, all of the mutual funds are referred to as "Funds" throughout these financial statements.

For each sub-account, the financial statements are comprised of a Statement of Assets and Liabilities, including a Schedule of Portfolio Investments, as of December 31, 2017 and related Statements of Operations and Changes in Net Assets for each of the years in the period then ended, all periods to reflect a full twelve month period, except as noted below.

AMERICAN BEACON ADVISORS, INC.
(AMERICAN BEACON)
American Beacon Bridgeway Large Cap
Growth Fund/(au)/

ANCHOR SERIES TRUST (AST)/(A)/
AST SA BlackRock Multi-Asset Income        AST SA Wellington Growth Portfolio
Portfolio Class 3                          Class 3/(aw)/
AST SA Edge Asset Allocation               AST SA Wellington Multi-Asset
Portfolio Class 3 /(av)/                   Income Portfolio Class 3/(d)/
AST SA Wellington Capital                  AST SA Wellington Natural
Appreciation Portfolio Class 3/(b)/        Resources Portfolio Class 3/(e)/
AST SA Wellington Government and
Quality Bond Portfolio Class 3/(c)/

ARIEL FUND
Ariel Appreciation Fund Investor Class     Ariel Fund Investor Class

FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST (FTVIP)
FTVIP Franklin Founding Funds              FTVIP Templeton Global Asset
Allocation VIP Fund Class 2                Allocation Fund
FTVIP Franklin Income VIP Fund Class 2

GOLDMAN SACHS VARIABLE INSURANCE
TRUST (GOLDMAN SACHS VIT)
Goldman Sachs VIT Government Money
Market Fund Service Class

INVESCO VARIABLE INSURANCE FUNDS
(INVESCO V.I.)
Invesco V.I. Balanced-Risk Commodity       Invesco V.I. Growth and Income
Strategy Fund Class R5                     Fund Series II
Invesco V.I. Comstock Fund Series II

LORD ABBETT SERIES FUND, INC. (LORD
ABBETT FUND)
Lord Abbett Fund Growth and Income
Portfolio Class VC

NEUBERGER BERMAN ADVISERS MANAGEMENT
TRUST (NEUBERGER BERMAN AMT)
Neuberger Berman AMT Guardian Trust

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEASONS SERIES TRUST (SST)/(A)/
SST SA Allocation Balanced Portfolio   SST SA Allocation Moderate Portfolio
Class 3/(f)/                           Class 3/(i)/
SST SA Allocation Growth Portfolio     SST SA Putnam Asset Allocation
Class 3/(g)/                           Diversified Growth Portfolio
                                       Class 3/(j)/
SST SA Allocation Moderate Growth      SST SA Wellington Real Return
Portfolio Class 3/(h)/                 Portfolio Class 3/(k)/

SUNAMERICA MUTUAL FUNDS
(SUNAMERICA)/(A)/
SunAmerica 2020 High Watermark Fund
Class I/(az)/

SUNAMERICA SERIES TRUST (SAST)/(A)/
SAST Invesco VCP Value Portfolio       SAST SA JPMorgan Equity-Income
Class 3/(l)/                           Portfolio Class 3/(ae)/
SAST SA AB Growth Portfolio Class 3    SAST SA JPMorgan Global Equities
                                       Portfolio Class 3/(af)/
SAST SA AB Small & Mid Cap Value       SAST SA JPMorgan MFS Core Bond
Portfolio Class 3/(m)/                 Portfolio Class 3
SAST SA American Funds Asset           SAST SA JPMorgan Mid-Cap Growth
Allocation Portfolio Class 3/(n)/      Portfolio Class 3/(ag)/
SAST SA American Funds Global Growth   SAST SA Legg Mason BW Large Cap Value
Portfolio Class 3/(o)/                 Portfolio Class 3
SAST SA American Funds Growth          SAST SA MFS Blue Chip Growth
Portfolio Class 3/(p)/                 Portfolio Class 3/(ah)/
SAST SA American Funds Growth-Income   SAST SA MFS Massachusetts Investors
Portfolio Class 3/(q)/                 Trust Portfolio Class 3
SAST SA American Funds VCP Managed     SAST SA MFS Telecom Utility Portfolio
Asset Allocation Portfolio             Class 3/(ai)/
Class 3/(r)/
SAST SA BlackRock VCP Global Multi     SAST SA MFS Total Return Bond
Asset Portfolio Class 3/(s)/           Portfolio Class 3
SAST SA Boston Company Capital Growth  SAST SA Morgan Stanley International
Portfolio Class 3/(t)/                 Equities Portfolio Class 3/(aj)/
SAST SA Columbia Technology Portfolio  SAST SA Oppenheimer Main Street Large
Class 3/(u)/                           Cap Portfolio Class 3/(ak)/
SAST SA DFA Ultra Short Bond           SAST SA PIMCO VCP Tactical Balanced
Portfolio Class 3/(v)/                 Portfolio Class 3/(al)/
SAST SA Dogs of Wall Street Portfolio  SAST SA PineBridge High-Yield Bond
Class 3/(w)/                           Portfolio Class 3/(am)/
SAST SA Federated Corporate Bond       SAST SA Putnam International Growth
Portfolio Class 3/(x)/                 and Income Portfolio Class 3/(an)/
SAST SA Franklin Foreign Value         SAST SA Pyramis Real Estate Portfolio
Portfolio Class 3/(y)/                 Class 3/(ao)/
SAST SA Franklin Small Company Value   SAST SA Schroder's VCP Global
Portfolio Class 3/(z)/                 Allocation Portfolio Class 3/(ap)/
SAST SA Goldman Sachs Global Bond      SAST SA T. Rowe Price VCP Balanced
Portfolio Class 3/(aa)/                Portfolio Class 3
SAST SA Invesco Growth Opportunities   SAST SA VCP Dynamic Allocation
Portfolio Class 3/(ab)/                Portfolio Class 3/(aq)/
SAST SA Janus Focused Growth           SAST SA VCP Dynamic Strategy
Portfolio Class 3                      Portfolio Class 3/(ar)/
SAST SA JPMorgan Balanced Portfolio    SAST SA WellsCap Aggressive Growth
Class 3/(ac)/                          Portfolio Class 3/(as)/
SAST SA JPMorgan Emerging Markets      SAST SA Large Cap Index Portfolio
Portfolio Class 3/(ad)/                Class 3 /(ay)/
SAST SA Fixed Income Index Portfolio   SAST SA Legg Mason Tactical
Class 3/(ax)/                          Opportunities Portfolio Class 3 /(ay)/
SAST SA Goldman Sachs Multi-Asset      SAST SA Mid Cap Index Portfolio
Insights Portfolio Class 3/(ay)/       Class 3 /(ax)/
SAST SA Index Allocation 60-40         SAST SA Small Cap Index Portfolio
Portfolio Class 3/(ax)/                Class 3 /(ax)/
SAST SA Index Allocation 80-20         SAST T Rowe Price Asset Allocation
Portfolio Class 3/(ax)/                Growth Portfolio Class 3/(ay)/
SAST SA Index Allocation 90-10         SAST SA VCP Index Allocation
Portfolio Class 3/(ax)/                Portfolio Class 3 /(ay)/
SAST SA International Index Portfolio
Class 3/(ax)/

T. ROWE PRICE EQUITY SERIES, INC. (T.
ROWE PRICE)
T. Rowe Price Retirement 2015 Advisor  T. Rowe Price Retirement 2040 Advisor
Class                                  Class
T. Rowe Price Retirement 2020 Advisor  T. Rowe Price Retirement 2045 Advisor
Class                                  Class
T. Rowe Price Retirement 2025 Advisor  T. Rowe Price Retirement 2050 Advisor
Class                                  Class
T. Rowe Price Retirement 2030 Advisor  T. Rowe Price Retirement 2055 Advisor
Class                                  Class
T. Rowe Price Retirement 2035 Advisor  T. Rowe Price Retirement 2060 Advisor
Class                                  Class

VALIC COMPANY I/(AT)/
VALIC Company I Asset Allocation Fund  VALIC Company I International
                                       Equities Index Fund
VALIC Company I Blue Chip Growth Fund  VALIC Company I International
                                       Government Bond Fund
VALIC Company I Broad Cap Value Fund   VALIC Company I International Growth
                                       Fund
VALIC Company I Capital Conservation   VALIC Company I Large Cap Core Fund
Fund
VALIC Company I Core Equity Fund       VALIC Company I Large Cap Growth Fund
VALIC Company I Dividend Value Fund    VALIC Company I Large Capital Growth
                                       Fund
VALIC Company I Dynamic Allocation     VALIC Company I Mid Cap Index Fund
Fund
VALIC Company I Emerging Economies     VALIC Company I Mid Cap Strategic
Fund                                   Growth Fund
VALIC Company I Foreign Value Fund     VALIC Company I Nasdaq-100 Index Fund
VALIC Company I Global Real Estate     VALIC Company I Science & Technology
Fund                                   Fund
VALIC Company I Global Social          VALIC Company I Small Cap Aggressive
Awareness Fund                         Growth Fund
VALIC Company I Global Strategy Fund   VALIC Company I Small Cap Fund
VALIC Company I Government Money       VALIC Company I Small Cap Index Fund
Market I Fund
VALIC Company I Government Securities  VALIC Company I Small Cap Special
Fund                                   Values Fund
VALIC Company I Growth & Income Fund   VALIC Company I Small Mid Growth Fund
VALIC Company I Growth Fund            VALIC Company I Stock Index Fund
VALIC Company I Health Sciences Fund   VALIC Company I Value Fund
VALIC Company I Inflation Protected
Fund

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

VALIC COMPANY II/(AT)/
VALIC Company II Aggressive Growth
Lifestyle Fund                         VALIC Company II Mid Cap Growth Fund
VALIC Company II Capital Appreciation
Fund                                   VALIC Company II Mid Cap Value Fund
VALIC Company II Conservative Growth   VALIC Company II Moderate Growth
Lifestyle Fund                         Lifestyle Fund
VALIC Company II Core Bond Fund        VALIC Company II Small Cap Growth Fund
VALIC Company II Government Money
Market II Fund                         VALIC Company II Small Cap Value Fund
VALIC Company II High Yield Bond Fund  VALIC Company II Socially Responsible
                                       Fund
VALIC Company II International
Opportunities Fund                     VALIC Company II Strategic Bond Fund
VALIC Company II Large Cap Value Fund

(a)These are affiliated investment companies. SunAmerica Asset Management Corp., an affiliate of the Company, serves as the investment advisor to Anchor Series Trust, Seasons Series Trust, SunAmerica Mutual Funds and SunAmerica Series Trust.
(b)Formerly AST Capital Appreciation Portfolio.
(c)Formerly AST Government and Quality Bond Portfolio.
(d)Formerly AST Strategic Multi-Asset Portfolio. For the periods September 26, 2016 (commencement of operations) to December 31, 2016 and January 1, 2017 to December 31, 2017.
(e)Formerly AST Natural Resources Portfolio.
(f)Formerly SST Allocation Balanced Portfolio.
(g)Formerly SST Allocation Growth Portfolio.
(h)Formerly SST Allocation Moderate Growth Portfolio.
(i)Formerly SST Allocation Moderate Portfolio.
(j)Formerly SST Asset Allocation Diversified Growth Portfolio. For the periods September 26, 2016 (commencement of operations) to December 31, 2016 and January 1, 2017 to December 31, 2017.
(k)Formerly SST Real Return Portfolio.
(l)Formerly SAST VCP Value Portfolio.
(m)Formerly SAST Small & Mid Cap Value Portfolio.
(n)Formerly SAST American Funds Asset Allocation Portfolio.
(o)Formerly SAST American Funds Global Growth Portfolio.
(p)Formerly SAST American Funds Growth Portfolio.
(q)Formerly SAST American Funds Growth-Income Portfolio.
(r)Formerly SAST VCP Managed Asset Allocation SAST Portfolio.
(s)Formerly SAST BlackRock VCP Global Multi-Asset Portfolio.
(t)Formerly SAST Capital Growth Portfolio.
(u)Formerly SAST Technology Portfolio.
(v)Formerly SAST Ultra Short Bond Portfolio.
(w)Formerly SAST Dogs of Wall Street Portfolio.
(x)Formerly SAST Corporate Bond Portfolio.
(y)Formerly SAST Foreign Value Portfolio.
(z)Formerly SAST Small Company Value Portfolio.
(aa)Formerly SAST Global Bond Portfolio.
(ab)Formerly SAST Growth Opportunities Portfolio.
(ac)Formerly SAST Balanced Portfolio.
(ad)Formerly SAST Emerging Markets Portfolio.
(ae)Formerly SAST Growth-Income Portfolio.
(af)Formerly SAST Global Equities Portfolio.
(ag)Formerly SAST Mid-Cap Growth Portfolio.
(ah)Formerly SAST Blue Chip Growth Portfolio.
(ai)Formerly SAST Telecom Utility Portfolio.
(aj)Formerly SAST International Diversified Equities Portfolio.
(ak)Formerly SAST Equity Opportunities Portfolio.
(al)Formerly SAST VCP Total Return Balanced Portfolio.
(am)Formerly SAST High-Yield Bond Portfolio.
(an)Formerly SAST International Growth and Income Portfolio.
(ao)Formerly SAST Real Estate Portfolio.
(ap)Formerly SAST Schroder's VCP Global Allocation Portfolio.
(aq)Formerly SAST Dynamic Allocation Portfolio.
(ar)Formerly SAST Dynamic Strategy Portfolio.
(as)Formerly SAST Aggressive Growth Portfolio.
(at)These are affiliated investment companies. The Company serves as the investment advisor to VALIC Company I and II series. VALIC Retirement Services Company, a direct, wholly owned subsidiary of the Company, serves as the transfer agent and accounting services agent to VALIC Company I and II series. SunAmerica Asset Management LLC (SAAMCO), an affiliate of the Company, serves as investment sub-advisor to certain underlying mutual funds of each series.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


(au)The American Beacon Holland Large Cap Growth Fund, in operation for the periods January 1, 2016 to December 31, 2016 and January 1, 2017 to December 15, 2017 (cessation of operations) merged into the American Beacon Bridgeway Large Cap Growth Fund, in operation for the period December 15, 2017 (commencement of operations) to December 31, 2017.
(av)Formerly AST Asset Allocation Portfolio
(aw)Formerly AST Growth Portfolio
(ax)For the period February 3, 2017 (commencement of operations) to December 31, 2017.
(ay)For the period October 9, 2017 (commencement of operations) to December 31, 2017.
(az)For the periods January 1, 2016 to December 31, 2016 and January 1, 2017 to October 31, 2017 (cessation of operations).

In addition to the sub-accounts above, a contract owner may allocate contract funds to a fixed account, which is part of the Company's General Account and not included in these financial statements. Contract owners should refer to the product prospectus for the available Funds and fixed account.

The assets of the Separate Account are segregated from the Company's assets. The operations of the Separate Account are part of the Company. Net premiums from the contracts are allocated to the sub-accounts and invested in the Funds in accordance with contract owner instructions and are recorded as contract transactions in the Statements of Operations and Changes in Net Assets.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICY

The financial statements of the Separate Account have been prepared in conformity with accounting principles generally accepted in the United States
(GAAP). The following is a summary of significant accounting policies consistently followed by the Separate Account in the preparation of its financial statements.

USE OF ESTIMATES: The preparation of financial statements in conformity with GAAP requires the application of accounting policies that often involve a significant degree of judgment. These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from assumptions used, the financial statements of the Separate Account could be materially affected.

INVESTMENTS: Investments in mutual funds are valued at their closing net asset value per share as determined by the respective mutual funds, which generally value their securities at fair value. Purchases and sales of shares of the Funds are made at the net asset values of such Funds. Transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are recognized at the date of sale and are determined on a first-in, first-out basis. Dividends and capital gain distributions from the Funds are recorded on the ex-dividend date and reinvested upon receipt.

RESERVES FOR ANNUITY CONTRACTS IN PAYOUT: Net assets allocated to contracts in the payout period are based on industry standard mortality tables depending on the calendar year of annuitization as well as other assumptions, including provisions for the risk of adverse deviation from assumptions.

Participants are able to elect assumed interest rates between 3.00 and
6.00 percent in determining annuity payments for all contracts.

At each reporting period, the assumptions must be evaluated based on current experience, and the reserves must be adjusted accordingly. To the extent additional reserves are established due to mortality risk experience, the Company makes payments to the Separate Account. If there are excess reserves remaining at the time annuity payments cease, the assets supporting those reserves are transferred from the Separate Account to the General Account. Transfers between the General Account and the Separate Account, if any, are disclosed as adjustments to net assets allocated to contracts in payout period in the Statements of Operations and Changes in Net Assets. Annuity benefit payments are recorded as payments for contract benefits or terminations in the Statements of Operations and Changes in Net Assets.

ACCUMULATION UNIT: This is the basic valuation unit used to calculate the contract owner's interest. Such units are valued daily to reflect investment performance and the prorated daily deduction for expense charges.

INCOME TAXES: The operations of the Separate Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provision of the Internal Revenue Code (the Code). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Separate Account to the extent that the earnings are credited under the contracts. As a result, no charge is currently made to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code. The Company will periodically review changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

3. FAIR VALUE MEASUREMENTS

Assets recorded at fair value in the Separate Account's Statement of Assets and Liabilities are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of valuation inputs:

..   Level 1-- Fair value measurements based on quoted prices (unadjusted) in active markets that the Separate Account has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Separate Account does not adjust the quoted price for such instruments.

..   Level 2-- Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other that quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

..   Level 3-- Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair value positions in Level 3. The circumstances in which there is little, if any, market activity for the asset or liability. Therefore, the Separate Account makes certain assumptions about the inputs a hypothetical market participant would use to value that asset or liability.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Separate Account assets measured at fair value as of December 31, 2017 consist of investments in registered mutual funds that generally trade daily and are measured at fair value using quoted prices in active markets for identical assets, which are classified as Level 1 throughout the year. As such, no transfers between fair value hierarchy levels occurred during the year. See the Schedule of Portfolio Investments for the table presenting information about assets measured at fair value on a recurring basis at December 31, 2017, and respective hierarchy levels.

4. EXPENSES

Expense charges are applied against the current value of the Separate Account and are paid as follows:

SEPARATE ACCOUNT ANNUAL CHARGES: Deductions for the mortality and expense risk charges are calculated daily, at an annual rate, on the actual prior day's net asset value of the underlying Funds comprising the sub-accounts attributable to the contract owners and are paid to the Company. The mortality risk charge represents compensation to the Company for the mortality risks assumed under the contract, which is the obligation to provide payments during the payout period for the life of the contract and to provide the standard death benefit. The expense risk charge represents compensation to the Company for assuming the risk that the current contract administration charges will be insufficient to cover the cost of administering the contract in the future. These charges are included on the mortality and expense risk and administrative charges line in the Statements of Operations and Changes in Net Assets.

The exact rate depends on the particular product issued and funds selected. Expense charges for each product are as follows:

                                        Separate Account Annual
              Products                  Charges
              --------                  ------------------------
              Equity Director           1.60% - 2.10%

              GTS-VA                    0.85% on the first
                                        $10 million

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                        0.425% on the next
                                        $90 million
                                        0.21% on the excess over
                                        $100 million

              GUP                       1.00%

              IMPACT                    0.15% - 1.00%

              Independence Plus         0.15% - 1.00%

              Polaris Choice Elite      1.65% - 1.90%

              Polaris Platinum Elite    1.30% - 1.55% prior to
                                        May 1, 2017

              Polaris Platinum Elite    1.15% - 1.55% after
                                        May 1, 2017

              Portfolio Director        0.15% - 1.25%

              Portfolio Director Group
                Unallocated VA          0.00%

              Potentia                  0.95% - 1.45%

Mortality and expense risk charges of the Separate Account products (as defined to include underlying Fund expenses) are limited to the following rates based on average daily net assets:

              Products                  Expense Limitations
              --------                  ------------------------
              GTS-VA                    0.6966% on the first
                                        $25,434,267
                                        0.50% on the first
                                        $74,565,733
                                        0.25% on the excess over
                                        $100 million

              GUP                       1.4157% on the first
                                        $359,065,787
                                        1.36% on the next
                                        $40,934,213
                                        1.32% on the excess over
                                        $400 million

CONTRACT MAINTENANCE CHARGE: During the accumulation phase, an annual contract maintenance charge is assessed by the Company on the contract anniversary. In the event of a full surrender, a contract maintenance charge is assessed at the date of surrender and deducted from the withdrawal proceeds. The contract maintenance charge represents a reimbursement of administrative expenses incurred by the Company related to the establishment and maintenance of the record keeping function for the sub-accounts. These charges are included as part of the contract maintenance charges line in the Statements of Operations and Changes in Net Assets.

A contract maintenance charge of $3.75 is assessed on each contract (except those relating to GUP and GTS- VA, contracts within the Impact product are assessed a $30 annual maintenance charge and contracts within the Polaris Platinum Elite product are assessed a $50 annual maintenance charge) by the Company on the last day of the calendar quarter in which the Company receives the first purchase payment, and in quarterly installments thereafter during the accumulation period.

WITHDRAWAL CHARGE: A withdrawal charge is applicable to certain contract withdrawals pursuant to the contract and is payable to the Company. The withdrawal charges are included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

SEPARATE ACCOUNT EXPENSE REIMBURSEMENTS OR CREDITS: Certain of the Funds or their affiliates have an agreement with the Company to pay the Company for administrative and shareholder services provided to the underlying Fund. The Company applied these payments to reduce its charges to the sub-account investing in that Fund. In addition, the Company currently reimburses or credits certain sub-accounts a portion of the Company's mortality and expense risk charges. Such crediting arrangements are voluntary, and may be changed by the Company at any time. The reimbursements are included on the reimbursement of expenses line of the Statements of Operations and Changes in Net Assets.

The expense reimbursements are credited at the annual rate of 0.25 percent.

SALES AND ADMINISTRATIVE CHARGE: Certain purchase payments to certain products are subject to a sales and administrative charge. The percentage rate charged is based on the amount of purchase payment received. These charges are included as part of the payments received from contract owners line in the Statements of Operations and Changes in Net Assets.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

PREMIUM TAX CHARGE: Certain states charge taxes on purchase payments up to a maximum of 3.50 percent. Some states assess premium taxes at the time of purchase payments, while some other states assess premium taxes when annuity payments begin or upon surrender. There are certain states that do not assess premium taxes. If the law of the state requires premium taxes to be paid when purchase payments are made, the Company will deduct the tax from such payments prior to depositing the payments into the Separate Account. Otherwise, such tax will be deducted from the account value when annuity payments begin. Premium taxes are included as part of the payments received from contract owners line in the Statements of Operations and Changes in Net Assets.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB) CHARGE: The Charges for the GMWB rider are assessed quarterly on all policies that have elected this option. The annualized charges by GMWB rider and by product are as follows:

                                                         ANNUALIZED GMWB CHARGE FOR CONTRACTS ISSUED:
                                        -------------------------------------------------------------------------------
  GMWB RIDER           PRODUCTS                 BEFORE OCTOBER 9. 2017               ON OR AFTER OCTOBER 9. 2017
  ----------    ----------------------- --------------------------------------- ---------------------------------------
Polaris Income  Polaris Choice Elite    0.60% to 2.20% for one covered person   0.60% to 2.20% for one covered person
Builder         Polaris Platinum Elite  0.60% to 2.70% for two covered persons  0.60% to 2.70% for two covered persons
Polaris Income  Polaris Choice Elite    0.60% to 2.20% for one covered person   0.60% to 2.50% for one covered person
Plus            Polaris Platinum Elite  0.60% to 2.70% for two covered persons  0.60% to 2.50% for two covered persons
Polaris Income  Polaris Choice Elite    0.60% to 2.20% for one covered person   0.60% to 2.50% for one covered person
Plus Daily      Polaris Platinum Elite  0.60% to 2.70% for two covered persons  0 60% to 2.50% for two covered persons
IncomeLock (1)  Portfolio Director      0 60% to 0.90% for one covered person   Not applicable
                Equity Director         Not available for two covered persons   Not applicable
IncomeLock      Portfolio Director      0.60% to 2.20% for one covered person   Not applicable
Plus (2)        Equity Director         0.60% to 2.70% FOR two covered persons  Not applicable

(1)IncomeLock was not available to contracts issued after July 2, 2012.
(2)IncomeLock Plus was not available to contracts issued after January 2, 2017.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. PURCHASES AND SALES OF INVESTMENTS

For the year ended December 31, 2017, the aggregate cost of purchases and proceeds from the sales of investments were:

                                                                         Cost of   Proceeds from
Sub-accounts                                                            Purchases      Sales
------------                                                           ----------- -------------
American Beacon Bridgeway Large Cap Growth Fund                        $67,579,536 $    709,317
American Beacon Holland Large Cap Growth Fund I Investor Class          30,422,112   74,521,668
AST SA BlackRock Multi-Asset Income Portfolio Class 3                      363,516        5,300
AST SA Edge Asset Allocation Portfolio Class 3                              34,855          341
AST SA Wellington Capital Appreciation Portfolio Class 3                   152,247       88,550
AST SA Wellington Government and Quality Bond Portfolio Class 3            825,123       82,755
AST SA Wellington Growth Portfolio Class 3                                   5,701           43
AST SA Wellington Multi-Asset Income Portfolio Class 3                     179,597       14,433
AST SA Wellington Natural Resources Portfolio Class 3                       13,507        2,314
Ariel Appreciation Fund Investor Class                                  60,191,247  117,238,202
Ariel Fund Investor Class                                               30,938,435   60,300,298
FTVIP Franklin Founding Funds Allocation VIP Fund Class 2                      509           53
FTVIP Franklin Income VIP Fund Class 2                                     228,594      170,451
Goldman Sachs VIT Government Money Market Fund Service Class             1,663,375    1,588,025
Invesco V.I. Balanced-Risk Commodity Strategy Fund Class R5             18,171,434   20,511,826
Invesco V.I. Comstock Fund Series II                                       191,451       82,345
Invesco V.I. Growth and Income Fund Series II                              202,837       70,773
Lord Abbett Fund Growth and Income Portfolio Class VC                       35,343        1,769
SST SA Allocation Balanced Portfolio Class 3                             1,301,769      787,890
SST SA Allocation Growth Portfolio Class 3                                 931,329       31,510
SST SA Allocation Moderate Growth Portfolio Class 3                        896,055      288,428
SST SA Allocation Moderate Portfolio Class 3                             1,347,710       40,584
SST SA Putnam Asset Allocation Diversified Growth Portfolio Class 3        616,007       97,767
SST SA Wellington Real Return Portfolio Class 3                            704,407       31,182
SunAmerica 2020 High Watermark Fund Class I                                     44    7,513,090
SAST Invesco VCP Value Portfolio Class 3                                 6,538,492      361,121
SAST SA AB Growth Portfolio Class 3                                        105,515       27,747
SAST SA AB Small & Mid Cap Value Portfolio Class 3                         275,032       18,044
SAST SA American Funds Asset Allocation Portfolio Class 3                8,721,371      333,695
SAST SA American Funds Global Growth Portfolio Class 3                     272,405       73,826
SAST SA American Funds Growth Portfolio Class 3                            391,900       58,055
SAST SA American Funds Growth-Income Portfolio Class 3                     753,595       48,978
SAST SA American Funds VCP Managed Asset Allocation Portfolio Class 3   13,942,635      781,188
SAST SA BlackRock VCP Global Multi Asset Portfolio Class 3               8,178,195      326,457
SAST SA Boston Company Capital Growth Portfolio Class 3                     60,120       39,611
SAST SA Columbia Technology Portfolio Class 3                              128,133       14,715
SAST SA DFA Ultra Short Bond Portfolio Class 3                             319,651       24,074
SAST SA Dogs of Wall Street Portfolio Class 3                              672,772      160,974
SAST SA Federated Corporate Bond Portfolio Class 3                       1,076,389      101,439
SAST SA Fixed Income Index Portfolio Class 3                                42,584           46
SAST SA Franklin Foreign Value Portfolio Class 3                            90,130       38,860
SAST SA Franklin Small Company Value Portfolio Class 3                      96,194       13,379
SAST SA Goldman Sachs Global Bond Portfolio Class 3                        639,251       61,361
SAST SA Goldman Sachs Multi-Asset Insights Portfolio Class 3                15,031           32
SAST SA Index Allocation 60-40 Portfolio Class 3                           432,092        3,891
SAST SA Index Allocation 80-20 Portfolio Class 3                         1,579,415       11,828
SAST SA Index Allocation 90-10 Portfolio Class 3                         6,907,961      733,721
SAST SA International Index Portfolio Class 3                                9,122           67
SAST SA Invesco Growth Opportunities Portfolio Class 3                      30,500        1,237
SAST SA Janus Focused Growth Portfolio Class 3                              63,466       24,773
SAST SA JPMorgan Balanced Portfolio Class 3                                490,075       42,180
SAST SA JPMorgan Emerging Markets Portfolio Class 3                         45,324       35,945
SAST SA JPMorgan Equity-Income Portfolio Class 3                           235,831       82,851
SAST SA JPMorgan Global Equities Portfolio Class 3                           2,595           41
SAST SA JPMorgan MFS Core Bond Portfolio Class 3                         1,403,507      106,958
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 3                           82,246        8,020
SAST SA Large Cap Index Portfolio Class 3                                    3,654            1
SAST SA Legg Mason BW Large Cap Value Portfolio Class 3                    172,939       54,641
SAST SA Legg Mason Tactical Opportunities Portfolio Class 3                 28,050           18
SAST SA MFS Blue Chip Growth Portfolio Class 3                             123,040       74,770
SAST SA MFS Massachusetts Investors Trust Portfolio Class 3                183,312       79,694
SAST SA MFS Telecom Utility Portfolio Class 3                                4,067       11,279

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


                                                                    Cost of    Proceeds from
Sub-accounts                                                       Purchases       Sales
------------                                                      ------------ -------------
SAST SA MFS Total Return Bond Portfolio Class 3                   $    339,505 $     95,233
SAST SA Mid Cap Index Portfolio Class 3                                 22,804            6
SAST SA Morgan Stanley International Equities Portfolio Class 3        144,983       64,545
SAST SA Oppenheimer Main Street Large Cap Portfolio Class 3            121,639       62,363
SAST SA PIMCO VCP Tactical Balanced Portfolio Class 3                5,571,759      424,653
SAST SA PineBridge High-Yield Bond Portfolio Class 3                   315,277       19,054
SAST SA Putnam International Growth and Income Portfolio Class 3        30,531       13,158
SAST SA Pyramis Real Estate Portfolio Class 3                           52,101        2,711
SAST SA Schroder's VCP Global Allocation Portfolio Class 3           6,515,937      305,173
SAST SA Small Cap Index Portfolio Class 3                                7,316            2
SAST SA T. Rowe Price Asset Allocation Growth Portfolio Class 3         25,591            7
SAST SA T. Rowe Price VCP Balanced Portfolio Class 3                 8,843,082      451,094
SAST SA VCP Dynamic Allocation Portfolio Class 3                    12,753,479    2,710,513
SAST SA VCP Dynamic Strategy Portfolio Class 3                      10,581,471    1,680,455
SAST SA VCP Index Allocation Portfolio Class 3                         324,061        1,767
SAST SA WellsCap Aggressive Growth Portfolio Class 3                    15,641       14,915
T. Rowe Price Retirement 2015 Advisor Class                          6,855,270    5,034,986
T. Rowe Price Retirement 2020 Advisor Class                         10,497,314    3,820,739
T. Rowe Price Retirement 2025 Advisor Class                          9,806,246    2,088,705
T. Rowe Price Retirement 2030 Advisor Class                         11,713,610    1,708,620
T. Rowe Price Retirement 2035 Advisor Class                          9,219,226    1,404,304
T. Rowe Price Retirement 2040 Advisor Class                          9,076,475    1,149,303
T. Rowe Price Retirement 2045 Advisor Class                          6,496,594    1,003,613
T. Rowe Price Retirement 2050 Advisor Class                          4,941,231      220,148
T. Rowe Price Retirement 2055 Advisor Class                          2,458,176       32,968
T. Rowe Price Retirement 2060 Advisor Class                          1,350,572      224,976
VALIC Company I Asset Allocation Fund                               11,258,217   18,463,926
VALIC Company I Blue Chip Growth Fund                               70,103,128   85,049,675
VALIC Company I Broad Cap Value Fund                                 8,543,392    8,092,310
VALIC Company I Capital Conservation Fund                           36,117,666   24,949,026
VALIC Company I Core Equity Fund                                    12,073,611   25,332,089
VALIC Company I Dividend Value Fund                                188,215,498  162,560,418
VALIC Company I Dynamic Allocation Fund                              7,564,562   31,627,011
VALIC Company I Emerging Economies Fund                             68,578,869   90,209,389
VALIC Company I Foreign Value Fund                                  47,992,938   74,343,094
VALIC Company I Global Real Estate Fund                             43,719,415   76,520,700
VALIC Company I Global Social Awareness Fund                        18,895,677   39,916,017
VALIC Company I Global Strategy Fund                                16,115,026   60,803,690
VALIC Company I Government Money Market I Fund                      77,092,439  102,738,603
VALIC Company I Government Securities Fund                          16,005,009   21,543,316
VALIC Company I Growth & Income Fund                                22,675,197   22,321,386
VALIC Company I Growth Fund                                        170,458,954   74,159,628
VALIC Company I Health Sciences Fund                                95,179,144  107,018,950
VALIC Company I Inflation Protected Fund                            80,742,716   37,261,662
VALIC Company I International Equities Index Fund                  327,395,352   86,907,139
VALIC Company I International Government Bond Fund                  31,649,605   51,316,775
VALIC Company I International Growth Fund                           16,955,582   47,451,370
VALIC Company I Large Cap Core Fund                                 20,435,050   18,328,199
VALIC Company I Large Capital Growth Fund                           18,753,794   38,256,321
VALIC Company I Mid Cap Index Fund                                 350,996,522  364,832,910
VALIC Company I Mid Cap Strategic Growth Fund                       22,064,257   26,735,402
VALIC Company I Nasdaq-100 Index Fund                               52,727,739   27,118,216
VALIC Company I Science & Technology Fund                           99,257,542   80,666,529
VALIC Company I Small Cap Aggressive Growth Fund                    15,600,724   19,107,298
VALIC Company I Small Cap Fund                                      27,778,122   41,560,050
VALIC Company I Small Cap Index Fund                               102,862,098  122,860,858
VALIC Company I Small Cap Special Values Fund                       28,095,569   44,413,942
VALIC Company I Small Mid Growth Fund                                9,533,105   13,605,031
VALIC Company I Stock Index Fund                                   409,624,145  401,125,993
VALIC Company I Value Fund                                           3,384,028   14,032,475
VALIC Company II Aggressive Growth Lifestyle Fund                   63,063,904   40,650,648
VALIC Company II Capital Appreciation Fund                           6,711,239    6,291,626
VALIC Company II Conservative Growth Lifestyle Fund                 31,378,363   36,548,246
VALIC Company II Core Bond Fund                                    189,165,299   76,499,198
VALIC Company II Government Money Market II Fund                    45,640,466   56,012,238
VALIC Company II High Yield Bond Fund                               85,334,676   52,449,287
VALIC Company II International Opportunities Fund                   62,210,945   67,907,686
VALIC Company II Large Cap Value Fund                               20,222,619   46,618,771

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                  Cost of    Proceeds from
Sub-accounts                                                     Purchases       Sales
------------                                                    ------------ -------------
VALIC Company II Mid Cap Growth Fund                            $ 14,494,643 $  9,810,854
VALIC Company II Mid Cap Value Fund                               64,428,507  171,123,593
VALIC Company II Moderate Growth Lifestyle Fund                  100,300,311   75,678,714
VALIC Company II Small Cap Growth Fund                            34,281,420   12,620,617
VALIC Company II Small Cap Value Fund                             35,714,595  103,274,034
VALIC Company II Socially Responsible Fund                        70,221,994  107,931,356
VALIC Company II Strategic Bond Fund                              48,279,264   38,262,139
Vanguard LifeStrategy Conservative Growth Fund Investor Shares    10,565,514   12,783,344
Vanguard LifeStrategy Growth Fund Investor Shares                 18,607,770   22,717,043
Vanguard LifeStrategy Moderate Growth Fund Investor Shares        23,898,784   22,858,464
Vanguard Long-Term Investment Grade Fund Investor Shares          54,382,266   71,917,236
Vanguard Long-Term Treasury Fund Investor Shares                  11,612,076   43,366,965
Vanguard Wellington Fund Investor Shares                         162,035,454  130,732,211
Vanguard Windsor II Fund Investor Shares                         150,133,182  175,136,327

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. FINANCIAL HIGHLIGHTS

The summary of unit values and units outstanding for sub-accounts, investment income ratios, total return and expense ratios, excluding expenses of the underlying mutual funds, for each of the five years in the period ended December 31, 2017, follows:

                                                     December 31, 2017                     For the Year Ended December 31, 2017
                                         ----------------------------------------------  ----------------------------------------
                                                                                         Investment Expense Ratio   Total Return
                                                     Unit Value ($)/(a)/                   Income      (%)/(d)/       (%)/(e)/
                                                     -------------------      Net          Ratio    -------------- --------------
Sub-accounts                                Units    Lowest    Highest   Assets ($)/(b)/  (%)/(c)/  Lowest Highest Lowest Highest
------------                             ----------- ------    -------   --------------  ---------- ------ ------- ------ -------
American Beacon Bridgeway Large Cap
  Growth Fund                             65,555,598             1.01      66,441,706       0.00     0.40   1.85    1.33    1.38
American Beacon Holland Large Cap
  Growth Fund I Investor Class                30,239  1.32       2.27          78,594       0.07     0.80   1.00   21.60   25.49
AST SA BlackRock Multi-Asset Income
  Portfolio Class 3                           38,503 11.74      11.96         457,385       3.02     1.15   1.55    4.52   19.61
AST SA Edge Asset Allocation Portfolio
  Class 3                                      1,804            18.36          33,128       2.38            1.30           12.01
AST SA Wellington Capital Appreciation
  Portfolio Class 3                           36,697 29.04      31.04       1,128,049       0.00     1.30   1.90   29.96   30.74
AST SA Wellington Government and
  Quality Bond Portfolio Class 3             177,337 11.46      12.71       2,195,706       1.53     1.15   1.90   -0.01   27.13
AST SA Wellington Growth Portfolio
  Class 3                                        331            18.52           6,122       0.72            1.55           17.65
AST SA Wellington Multi-Asset Income
  Portfolio Class 3                           14,929 11.32      11.38         169,675       0.12     1.15   1.55   14.28   14.74
AST SA Wellington Natural Resources
  Portfolio Class 3                            2,950  9.30       9.52          27,938       2.85     1.30   1.55   13.01   13.30
Ariel Appreciation Fund Investor Class    98,592,900  1.87       2.20     371,011,142       0.76     0.40   1.85   13.00   14.64
Ariel Fund Investor Class                113,721,677  1.93       2.09     446,661,921       0.68     0.40   1.85   13.77   15.42
FTVIP Franklin Founding Funds
  Allocation VIP Fund Class 2                    283            14.55           4,124       2.62            1.30           10.54
FTVIP Franklin Income VIP Fund
  Class 2                                     52,202 14.81      15.34         739,389       4.10     1.30   1.65    8.26   10.69
Goldman Sachs VIT Government Money
  Market Fund Service Class                   25,497  9.80       9.86         250,713       0.79     1.15   1.55   -1.37   -1.03
Invesco V.I. Balanced-Risk Commodity
  Strategy Fund Class R5                 301,492,189  0.64       0.70     202,795,328       0.03     0.40   1.85    2.97    4.47
Invesco V.I. Comstock Fund Series II          59,903 18.26      19.39       1,148,183       2.04     1.30   1.90   15.37   16.06
Invesco V.I. Growth and Income Fund
  Series II                                   67,621 18.50      19.65       1,314,135       1.36     1.30   1.90   11.90   12.57
Lord Abbett Fund Growth and Income
  Portfolio Class VC                           8,155 16.28      16.63         124,750       1.46     1.30   1.55   15.06   15.41
SST SA Allocation Balanced Portfolio
  Class 3                                     66,966 15.39      16.11       1,048,256       2.14     1.15   1.55    3.00    8.83
SST SA Allocation Growth Portfolio
  Class 3                                     86,388 17.05      17.88       1,502,872       1.24     1.15   1.55    6.88   16.02
SST SA Allocation Moderate Growth
  Portfolio Class 3                           88,920 15.81      16.80       1,439,760       1.66     1.15   1.65    6.06   13.27
SST SA Allocation Moderate Portfolio
  Class 3                                    136,804 15.88      16.66       2,211,165       2.00     1.15   1.55    5.07   11.55
SST SA Putnam Asset Allocation
  Diversified Growth Portfolio Class 3        41,090 12.13      12.19         500,336       1.48     1.15   1.55   17.65   18.12
SST SA Wellington Real Return Portfolio
  Class 3                                    102,432 10.98      11.84       1,180,311       2.81     1.15   1.90    0.02   18.42
SunAmerica 2020 High Watermark Fund
  Class I                                         --  1.14       1.20              --       0.00     0.85   1.25    1.57    1.91
SAST Invesco VCP Value Portfolio
  Class 3                                  1,291,189 13.22      13.47      17,272,557       0.98     1.15   1.55    8.30   34.68
SAST SA AB Growth Portfolio Class 3           13,868 24.72      25.65         355,077       0.00     1.30   1.65   29.52   29.97
SAST SA AB Small & Mid Cap Value
  Portfolio Class 3                           25,769 22.56      24.50         613,193       0.12     1.15   1.90    4.05   10.68
SAST SA American Funds Asset
  Allocation Portfolio Class 3               653,413 17.48      31.76      11,879,037       0.91     1.15   1.65    7.76   14.00
SAST SA American Funds Global
  Growth Portfolio Class 3                    44,254 19.98      21.73         933,189       0.99     1.15   1.90    4.83   28.64
SAST SA American Funds Growth
  Portfolio Class 3                           42,455 20.74      22.51         928,454       0.44     1.15   1.90    2.26   25.54
SAST SA American Funds Growth-
  Income Portfolio Class 3                    86,728 19.47      20.58       1,738,836       1.70     1.15   1.65    3.08   20.04
SAST SA American Funds VCP
  Managed Asset Allocation Portfolio
  Class 3                                  2,576,285 13.81      14.17      36,220,476       0.82     1.15   1.65    5.54   12.59
SAST SA BlackRock VCP Global Multi
  Asset Portfolio Class 3                  1,843,729 11.43      11.54      21,210,431       0.01     1.15   1.65   10.21   10.76
SAST SA Boston Company Capital
  Growth Portfolio Class 3                    29,288 17.44      18.60         538,798       0.09     1.30   1.90   21.17   21.89
SAST SA Columbia Technology
  Portfolio Class 3                            7,031 27.02      27.63         190,104       0.00     1.15   1.30   -3.88   33.11
SAST SA DFA Ultra Short Bond
  Portfolio Class 3                           56,923  8.59       9.10         505,905       0.03     1.15   1.65   -9.04   -1.18
SAST SA Dogs of Wall Street Portfolio
  Class 3                                     74,886 24.47      26.08       1,938,614       2.25     1.30   1.90   16.30   17.00
SAST SA Federated Corporate Bond
  Portfolio Class 3                          176,949 16.11      18.13       3,117,512       4.51     1.15   1.90    1.06    6.05
SAST SA Fixed Income Index Portfolio
  Class 3                                      4,255            10.02          42,630       0.00     1.15   1.30    0.16    0.20
SAST SA Franklin Foreign Value
  Portfolio Class 3                           44,335 11.58      12.57         539,649       2.68     1.15   1.90   19.18   25.74
SAST SA Franklin Small Company
  Value Portfolio Class 3                     16,956 18.51      20.10         330,857       0.39     1.15   1.90    1.81    7.49
SAST SA Goldman Sachs Global Bond
  Portfolio Class 3                          123,240 12.02      12.94       1,552,906       2.98     1.15   1.90    3.21   29.41
SAST SA Goldman Sachs Multi-Asset
  Insights Portfolio Class 3                   1,461            10.30          15,048       0.00            1.15            2.99
SAST SA Index Allocation 60-40
  Portfolio Class 3                           39,466 10.97      11.01         433,934       0.45     1.15   1.55    9.67   10.06
SAST SA Index Allocation 80-20
  Portfolio Class 3                          142,179 11.27      11.31       1,606,337       0.97     1.15   1.55   12.69   13.09
SAST SA Index Allocation 90-10
  Portfolio Class 3                          563,893 11.44      11.48       6,466,080       1.02     1.15   1.55   14.37   14.78
SAST SA International Index Portfolio
  Class 3                                        880            10.34           9,104       0.00            1.30            3.44
SAST SA Invesco Growth Opportunities
  Portfolio Class 3                            2,940 22.12      22.63          65,349       0.00     1.15   1.30    3.18   22.94
SAST SA Janus Focused Growth
  Portfolio Class 3                           17,257 19.17      20.43         348,761       0.00     1.30   1.90   27.39   28.16
SAST SA JPMorgan Balanced Portfolio
  Class 3                                     59,487 17.91      18.69       1,092,156       1.50     1.15   1.55    2.94   12.52
SAST SA JPMorgan Emerging Markets
  Portfolio Class 3                           20,297 12.93      13.77         277,098       1.88     1.30   1.90   39.26   40.10
SAST SA JPMorgan Equity-Income
  Portfolio Class 3                           67,111 18.96      20.68       1,335,206       2.04     1.15   1.90    6.77   15.78
SAST SA JPMorgan Global Equities
  Portfolio Class 3                              319            15.61           4,978       2.18            1.30           22.43
SAST SA JPMorgan MFS Core Bond
  Portfolio Class 3                          240,116 13.36      14.66       3,404,288       2.39     1.15   1.90    0.51    2.27
SAST SA JPMorgan Mid-Cap Growth
  Portfolio Class 3                            6,478 24.37      25.76         160,286       0.00     1.15   1.65    2.07   27.21
SAST SA Large Cap Index Portfolio
  Class 3                                        347            10.49           3,642       0.00            1.30            4.87
SAST SA Legg Mason BW Large Cap
  Value Portfolio Class 3                     44,911 18.15      19.26         855,318       1.58     1.30   1.90   18.02   18.72

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                   December 31, 2017                     For the Year Ended December 31, 2017
                                       ----------------------------------------------  ----------------------------------------
                                                                                       Investment    Expense         Total
                                                   Unit Value ($)/(a)/      Net          Income   Ratio (%)/(d)/ Return (%)/(e)/
                                                   ------------------- --------------    Ratio    -------------- --------------
Sub-accounts                              Units    Lowest    Highest   Assets ($)/(b)/  (%)/(c)/  Lowest Highest Lowest  Highest
------------                           ----------- ------    -------   --------------  ---------- ------ ------- ------  -------
SAST SA Legg Mason Tactical
  Opportunities Portfolio Class 3            2,755            10.29           28,331      0.14            1.15             2.85
SAST SA MFS Blue Chip Growth
  Portfolio Class 3                         32,737 20.03      21.93          693,096      0.49     1.15   1.90    7.08    24.34
SAST SA MFS Massachusetts Investors
  Trust Portfolio Class 3                   59,144 20.52      21.93        1,281,620      0.84     1.30   1.90   20.80    21.52
SAST SA MFS Telecom Utility
  Portfolio Class 3                          1,893            19.46           36,825      2.42            1.30            13.24
SAST SA MFS Total Return Bond
  Portfolio Class 3                         41,469 16.92      17.32          703,882      2.65     1.15   1.30    4.92    10.50
SAST SA Mid Cap Index Portfolio
  Class 3                                    2,178            10.45           22,760      0.00            1.30             4.50
SAST SA Morgan Stanley International
  Equities Portfolio Class 3                58,849 11.52      12.26          714,257      1.00     1.30   1.90   22.40    23.13
SAST SA Oppenheimer Main Street
  Large Cap Portfolio Class 3               53,832 18.75      20.42        1,066,784      0.85     1.15   1.90    3.45    14.39
SAST SA PIMCO VCP Tactical
  Balanced Portfolio Class 3             1,633,718 12.83      13.13       21,292,596      0.19     1.15   1.65   14.29    31.28
SAST SA PineBridge High-Yield Bond
  Portfolio Class 3                         39,223 15.18      16.63          630,137      7.36     1.15   1.90   -0.07    10.84
SAST SA Putnam International Growth
  and Income Portfolio Class 3              12,185 10.27      10.65          128,806      1.35     1.30   1.65   22.16    22.58
SAST SA Pyramis Real Estate Portfolio
  Class 3                                    7,236 12.85      13.13           94,373      2.68     1.30   1.55    3.51     3.77
SAST SA Schroder's VCP Global
  Allocation Portfolio Class 3           1,099,143 12.05      12.14       13,307,811      0.00     1.15   1.55   11.36    11.80
SAST SA Small Cap Index Portfolio
  Class 3                                      717            10.15            7,283      0.00            1.30             1.53
SAST SA T. Rowe Price Asset
  Allocation Growth Portfolio Class 3        2,485            10.29           25,568      0.26            1.30             2.88
SAST SA T. Rowe Price VCP Balanced
  Portfolio Class 3                      1,632,204 12.34      12.46       20,286,212      0.04     1.15   1.65   16.96    17.55
SAST SA VCP Dynamic Allocation
  Portfolio Class 3                      4,224,848 13.85      14.48       60,636,054      1.17     1.15   1.90   10.94    17.70
SAST SA VCP Dynamic Strategy
  Portfolio Class 3                      3,596,318 13.64      14.22       50,719,252      1.14     1.15   1.90    8.32    27.28
SAST SA VCP Index Allocation
  Portfolio Class 3                         31,649            10.39          328,875      0.32     1.15   1.30    3.91     3.95
SAST SA WellsCap Aggressive
  Growth Portfolio Class 3                   5,754 16.61      17.53           96,543      0.00     1.15   1.55    8.32    27.28
T. Rowe Price Retirement 2015 Advisor
  Class                                  6,941,929  1.16       1.18        8,061,513      1.80     0.40   1.00   11.99    12.66
T. Rowe Price Retirement 2020 Advisor
  Class                                 18,329,571  1.19       1.21       21,791,463      1.86     0.40   1.00   14.35    15.04
T. Rowe Price Retirement 2025 Advisor
  Class                                 16,182,459  1.21       1.23       19,613,699      1.75     0.40   1.00   16.21    16.91
T. Rowe Price Retirement 2030 Advisor
  Class                                 18,009,073  1.23       1.25       22,212,775      1.66     0.40   1.00   17.97    18.68
T. Rowe Price Retirement 2035 Advisor
  Class                                 14,111,849  1.25       1.27       17,629,572      1.59     0.40   1.00   19.40    20.12
T. Rowe Price Retirement 2040 Advisor
  Class                                 13,688,485  1.26       1.28       17,255,687      1.41     0.40   1.00   20.47    21.20
T. Rowe Price Retirement 2045 Advisor
  Class                                  8,755,032  1.27       1.29       11,088,785      1.41     0.40   1.00   20.86    21.59
T. Rowe Price Retirement 2050 Advisor
  Class                                  6,781,366  1.27       1.29        8,588,190      1.54     0.40   1.00   20.88    21.60
T. Rowe Price Retirement 2055 Advisor
  Class                                  3,136,305  1.26       1.29        3,969,530      1.61     0.40   1.00   20.85    21.58
T. Rowe Price Retirement 2060 Advisor
  Class                                  1,630,664             1.27        2,065,199      1.52     0.80   1.00   20.13    20.85
VALIC Company I Asset Allocation
  Fund                                  19,687,755  1.49       1.74      169,985,814      2.26     0.40   1.85   11.18    12.80
VALIC Company I Blue Chip Growth
  Fund                                 268,377,083  1.41       2.48      677,387,157      0.00     0.00   1.85   33.72    36.21
VALIC Company I Broad Cap Value
  Fund                                  23,917,635  1.94       1.98       53,146,967      1.37     0.40   1.85   15.98    17.67
VALIC Company I Capital
  Conservation Fund                     41,760,249  1.09       1.39      157,163,167      2.21     0.40   1.85    1.62     3.10
VALIC Company I Core Equity Fund        59,147,729  1.84       2.01      260,339,105      1.06     0.40   1.85   18.82    20.55
VALIC Company I Dividend Value
  Fund                                 211,950,225  1.87       2.08      749,009,037      1.85     0.40   1.85   15.91    17.60
VALIC Company I Dynamic Allocation
  Fund                                 184,019,647  1.34       1.44      256,696,371      1.84     0.40   1.85   17.98    19.74
VALIC Company I Emerging
  Economies Fund                       705,849,703  0.87       1.12      827,618,593      1.38     0.40   1.85   38.69    40.70
VALIC Company I Foreign Value Fund     557,899,484  1.08       1.23      835,931,366      1.87     0.00   1.85   14.86    17.00
VALIC Company I Global Real Estate
  Fund                                 202,170,993  1.44       1.60      305,291,918      4.25     0.40   1.85   11.76    13.39
VALIC Company I Global Social
  Awareness Fund                        62,001,730  1.59       1.76      438,775,790      1.65     0.40   1.85   20.47    22.22
VALIC Company I Global Strategy
  Fund                                 189,404,761  1.41       1.63      402,925,907      0.95     0.40   1.85   11.48    13.10
VALIC Company I Government Money
  Market I Fund                        151,958,592  0.88       1.00      298,449,002      0.37     0.40   1.85   -1.46    -0.02
VALIC Company I Government
  Securities Fund                       29,772,524  1.05       1.30      103,623,831      2.41     0.40   1.85    0.17     1.63
VALIC Company I Growth & Income
  Fund                                  27,155,285  1.75       1.94      122,471,889      1.13     0.40   1.85   18.85    20.58
VALIC Company I Growth Fund            500,617,337  2.05       2.14    1,156,870,571      0.73     0.40   1.85   27.86    29.72
VALIC Company I Health Sciences
  Fund                                 147,159,519  3.27       3.80      753,751,250      0.00     0.40   1.85   25.33    27.15
VALIC Company I Inflation Protected
  Fund                                 356,598,447  1.05       1.06      475,521,264      0.24     0.00   1.85    2.94     4.86
VALIC Company I International
  Equities Index Fund                  592,146,213  1.02       1.25    1,314,892,996      2.33     0.40   1.85   22.08    23.86
VALIC Company I International
  Government Bond Fund                  56,030,138  1.03       1.36      175,219,643      0.00     0.40   1.85    6.13     7.67
VALIC Company I International
  Growth Fund                          128,589,034  1.24       1.37      429,090,653      1.41     0.40   1.85   25.30    27.12
VALIC Company I Large Cap Core
  Fund                                  56,932,870  2.16       2.43      162,489,954      0.94     0.40   1.85   19.22    20.95
VALIC Company I Large Capital
  Growth Fund                          192,008,244  1.83       1.86      433,864,557      0.69     0.40   1.85   26.20    28.03
VALIC Company I Mid Cap Index
  Fund                                 151,102,680  2.01       2.29    3,368,306,160      1.18     0.40   1.85   13.79    15.45
VALIC Company I Mid Cap Strategic
  Growth Fund                          102,563,019  1.73       1.74      267,375,959      0.00     0.40   1.85   23.97    25.78
VALIC Company I Nasdaq-100 Index
  Fund                                 233,595,865  2.66       2.90      405,176,660      0.67     0.40   1.85   29.87    31.76
VALIC Company I Science &
  Technology Fund                      171,772,064  2.47       2.73    1,235,770,150      0.00     0.40   1.85   38.74    40.75
VALIC Company I Small Cap
  Aggressive Growth Fund                46,038,834  2.13       2.50      135,783,972      0.00     0.40   1.85   35.36    37.33
VALIC Company I Small Cap Fund          56,550,062  1.86       2.04      319,532,678      0.29     0.40   1.85   12.62    14.26
VALIC Company I Small Cap Index
  Fund                                 150,551,361  1.88       2.02    1,116,403,270      1.05     0.40   1.85   12.29    13.92
VALIC Company I Small Cap Special
  Values Fund                          108,543,231  1.97       2.26      235,467,713      1.00     0.60   1.85    9.22    10.58
VALIC Company I Small Mid Growth
  Fund                                  57,916,161  1.79       1.90      116,510,136      0.00     0.40   1.85   25.43    27.25
VALIC Company I Stock Index Fund       420,173,995  2.12      98.82    4,581,664,951      1.48     0.33   1.85   19.20    21.02
VALIC Company I Value Fund              36,999,386  1.69       1.86       92,102,037      1.70     0.40   1.85   13.23    14.88
VALIC Company II Aggressive Growth
  Lifestyle Fund                       175,049,393  1.64       1.73      597,400,403      1.79     0.15   1.60   14.42    16.09

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                December 31, 2017                     For the Year Ended December 31, 2017
                                    ----------------------------------------------  ----------------------------------------
                                                                                    Investment    Expense         Total
                                                Unit Value ($)/(a)/                   Income   Ratio (%)/(d)/ Return (%)/(e)/
                                                -------------------      Net          Ratio    -------------- --------------
Sub-accounts                           Units    Lowest    Highest   Assets ($)/(b)/  (%)/(c)/  Lowest Highest Lowest  Highest
------------                        ----------- ------    -------   --------------  ---------- ------ ------- ------  -------
VALIC Company II Capital
  Appreciation Fund                  19,345,424  1.86      2.04        41,498,943      0.47     0.15   1.60   21.78    23.55
VALIC Company II Conservative
  Growth Lifestyle Fund             113,512,838  1.36      3.23       339,604,862      2.57     0.35   1.60    8.50     9.86
VALIC Company II Core Bond Fund     497,723,255  1.07      1.14     1,023,246,404      2.46     0.00   1.60    2.95     4.60
VALIC Company II Government
  Money Market II Fund              101,543,860  0.90      1.02       123,795,829      0.33     0.15   1.60   -1.26     0.18
VALIC Company II High Yield Bond
  Fund                              173,436,602  1.35      1.64       495,903,122      4.63     0.15   1.60    6.20     7.75
VALIC Company II International
  Opportunities Fund                225,444,336  1.32      1.51       684,261,194      1.31     0.15   1.60   37.15    39.15
VALIC Company II Large Cap Value
  Fund                               57,219,062  1.66      1.96       203,476,187      1.32     0.15   1.60   13.23    14.88
VALIC Company II Mid Cap Growth
  Fund                               54,538,747  1.70      1.73       136,586,222      0.00     0.15   1.60   29.51    31.40
VALIC Company II Mid Cap Value
  Fund                              134,638,078  1.83      1.92       876,439,667      0.57     0.15   1.60   12.66    14.30
VALIC Company II Moderate Growth
  Lifestyle Fund                    273,875,279  1.53      1.74       927,236,654      2.12     0.15   1.60   11.81    13.44
VALIC Company II Small Cap Growth
  Fund                               32,109,839  2.14      2.26       126,112,240      0.00     0.15   1.60   39.22    41.25
VALIC Company II Small Cap Value
  Fund                               96,767,255  1.74      1.93       433,221,890      0.86     0.15   1.60    3.28     4.78
VALIC Company II Socially
  Responsible Fund                  239,129,520  1.31      2.20       779,504,963      1.36     0.00   1.60   18.75    20.65
VALIC Company II Strategic Bond
  Fund                              206,604,694  1.24      1.63       612,659,053      3.64     0.15   1.60    5.12     6.65
Vanguard LifeStrategy Conservative
  Growth Fund Investor Shares        41,049,609  1.31      1.47        91,831,292      2.23     0.65   2.10    8.68    10.27
Vanguard LifeStrategy Growth Fund
  Investor Shares                    94,056,973  1.60      2.86       250,146,680      2.22     0.85   2.10   16.74    18.21
Vanguard LifeStrategy Moderate
  Growth Fund Investor Shares       101,919,583  1.46      1.54       255,132,358      2.24     0.65   2.10   12.66    14.30
Vanguard Long-Term Investment
  Grade Fund Investor Shares         76,473,321  1.51      2.05       290,216,586      3.61     0.40   1.85    9.88    11.48
Vanguard Long-Term Treasury Fund
  Investor Shares                    62,988,883  1.39      1.85       222,624,818      2.66     0.40   1.85    6.60     8.15
Vanguard Wellington Fund Investor
  Shares                            426,658,543  1.24      1.69     1,988,511,026      2.48     0.00   2.10   12.35    14.72
Vanguard Windsor II Fund Investor
  Shares                            397,426,878  1.73      1.93     1,798,668,358      1.97     0.65   2.10   14.36    16.03

                                                    December 31, 2016                     For the Year Ended December 31 2016
                                        ----------------------------------------------  ----------------------------------------
                                                                                        Investment    Expense         Total
                                                    Unit Value ($)/(a)/                   Income   Ratio (%)/(d)/ Return (%)/(e)/
                                                    -------------------      Net          Ratio    -------------- --------------
Sub-accounts                               Units    Lowest    Highest   Assets ($)/(b)/  (%)/(c)/  Lowest Highest Lowest  Highest
------------                            ----------- ------    -------   --------------  ---------- ------ ------- ------  -------
American Beacon Holland Large Cap
  Growth Fund I Investor Class           32,266,230  1.59       1.87      57,402,067       0.00     0.60   1.85    0.01     1.27
AST SA BlackRock Multi-Asset
  Income Portfolio Class 3                    8,433            11.34          95,603       3.28            1.30             4.90
AST SA Wellington Capital
  Appreciation Portfolio Class 3             36,912 22.35      23.74         868,788       0.00     1.30   1.90   -0.18     0.42
AST SA Wellington Government and
  Quality Bond Portfolio Class 3            117,329 11.61      12.25       1,428,187       1.26     1.30   1.90   -2.67    -0.09
AST SA Wellington Natural Resources
  Portfolio Class 3                           1,604             8.40          13,477       3.61            1.30            27.97
Ariel Appreciation Fund Investor Class  125,520,695  1.65       1.92     415,560,302       0.67     0.40   1.85   10.60    12.22
Ariel Fund Investor Class               127,747,087  1.70       1.81     438,241,476       0.29     0.40   1.85   13.45    15.10
FTVIP Franklin Founding Funds
  Allocation VIP Fund Class 2                   266            13.16           3,499       3.54            1.30            11.72
FTVIP Franklin Income VIP Fund
  Class 2                                    46,142 13.38      14.17         645,658       5.09     1.30   1.90   11.88    12.55
Goldman Sachs VIT Government
  Money Market Fund Service Class            17,691  9.90       9.92         175,364       0.04     1.30   1.55   -1.00    -0.84
Invesco V.I. Balanced-Risk Commodity
  Strategy Fund Class R5                301,402,901  0.62       0.66     195,116,290       2.36     0.60   1.85    9.91    11.29
Invesco V.I. Comstock Fund Series II         56,339 15.82      16.70         931,540       1.47     1.30   1.90   14.79    15.48
Invesco V.I. Growth and Income Fund
  Series II                                  62,992 16.53      17.46       1,088,719       0.99     1.30   1.90   17.19    17.89
Lord Abbett Fund Growth and Income
  Portfolio Class VC                          6,154 14.58      14.86          91,268       2.67     1.30   1.55   15.32    15.61
SST SA Allocation Balanced Portfolio
  Class 3                                    34,416 14.14      14.40         491,121       1.74     1.30   1.55    3.62     3.88
SST SA Allocation Growth Portfolio
  Class 3                                    33,942 14.70      14.98         506,053       2.31     1.30   1.55    4.12     4.38
SST SA Allocation Moderate Growth
  Portfolio Class 3                          52,648 13.96      14.39         739,763       1.76     1.30   1.65    3.93     4.29
SST SA Allocation Moderate Portfolio
  Class 3                                    56,236 14.24      14.49         803,369       1.87     1.30   1.55    3.95     4.21
SST SA Wellington Real Return
  Portfolio Class 3                          45,485 10.98      11.46         515,635       0.00     1.30   1.90    1.75     2.36
SunAmerica 2020 High Watermark
  Fund Class I                            6,492,610  1.13       1.18       7,332,778       2.83     0.85   1.25    0.27     0.67
SAST Invesco VCP Value Portfolio
  Class 3                                   802,230 12.21      12.32       9,879,362       0.66     1.30   1.55    8.16     8.43
SAST SA AB Growth Portfolio Class 3          11,303 19.08      19.74         222,745       0.00     1.30   1.65    0.88     1.24
SAST SA AB Small & Mid Cap Value
  Portfolio Class 3                          16,090 20.38      21.51         342,554       0.17     1.30   1.90   22.31    23.04
SAST SA American Funds Asset
  Allocation Portfolio Class 3              180,815 14.96      15.81       2,808,498       2.14     1.30   1.90    7.69     7.77
SAST SA American Funds Global
  Growth Portfolio Class 3                   37,883 15.53      16.41         617,828       2.01     1.30   1.90   -1.54    -0.95
SAST SA American Funds Growth
  Portfolio Class 3                          30,147 16.52      17.43         520,813       0.35     1.30   1.90    7.13     7.77
SAST SA American Funds Growth-
  Income Portfolio Class 3                   58,048 16.22      16.70         967,240       1.43     1.30   1.65    9.39     9.78
SAST SA American Funds VCP
  Managed Asset Allocation Portfolio
  Class 3                                 1,625,830 12.27      12.44      20,214,005       0.77     1.30   1.65    5.26     5.62
SAST SA BlackRock VCP Global
  Multi Asset Portfolio Class 3           1,113,436 10.37      10.40      11,580,535       0.06     1.30   1.65    3.67     4.01
SAST SA Boston Company Capital
  Growth Portfolio Class 3                   27,812 14.39      15.26         420,253       0.00     1.30   1.90    0.18     0.78
SAST SA Columbia Technology
  Portfolio Class 3                           3,283 19.91      20.30          66,469       0.00     1.30   1.55   14.75    15.04
SAST SA DFA Ultra Short Bond
  Portfolio Class 3                          22,197  8.69       8.96         209,131       0.00     1.30   1.65   -1.97    -1.63
SAST SA Dogs of Wall Street Portfolio
  Class 3                                    59,711 21.04      22.29       1,320,918       1.98     1.30   1.90   15.43    16.12
SAST SA Federated Corporate Bond
  Portfolio Class 3                         126,890 15.97      16.88       2,115,527       3.91     1.30   1.90    4.29     7.08
SAST SA Franklin Foreign Value
  Portfolio Class 3                          40,197  9.72      10.24         408,274       1.91     1.30   1.90   -0.74    -0.15
SAST SA Franklin Small Company
  Value Portfolio Class 3                    14,310 17.22      18.16         257,984       0.47     1.30   1.90   28.11    28.88
SAST SA Goldman Sachs Global Bond
  Portfolio Class 3                          78,294 11.40      12.02         938,530       0.08     1.30   1.90   -0.95    -0.25

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                 December 31, 2016                     For the Year Ended December 31 2016
                                     ----------------------------------------------  ----------------------------------------
                                                                          Net        Investment    Expense         Total
                                                 Unit Value ($)/(a)/ Assets ($)/(b)/   Income   Ratio (%)/(d)/ Return (%)/(e)/
                                                 ------------------- --------------    Ratio    -------------- --------------
                                        Units    Lowest    Highest                    (%)/(c)/  Lowest Highest Lowest  Highest
           Sub-accounts              ----------- ------    -------   --------------  ---------- ------ ------- ------  -------
SAST SA Invesco Growth
  Opportunities Portfolio Class 3          1,591            17.99           28,621      0.00            1.30             2.32
SAST SA Janus Focused Growth
  Portfolio Class 3                       16,283 15.05      15.94          256,997      0.00     1.30   1.90    -3.54   -2.96
SAST SA JPMorgan Balanced
  Portfolio Class 3                       36,719 15.92      16.24          595,830      1.88     1.30   1.55     5.26    5.52
SAST SA JPMorgan Emerging
  Markets Portfolio Class 3               19,458  9.28       9.83          189,777      1.89     1.30   1.90     8.36    9.01
SAST SA JPMorgan Equity-Income
  Portfolio Class 3                       62,380 16.38      17.23        1,066,113      1.95     1.30   1.90    13.10   13.78
SAST SA JPMorgan Global Equities
  Portfolio Class 3                          141            12.75            1,800      0.61            1.30             4.04
SAST SA JPMorgan MFS Core Bond
  Portfolio Class 3                      150,574 11.65      13.90        2,067,602      1.99     1.30   1.90     1.18    1.79
SAST SA JPMorgan Mid-Cap Growth
  Portfolio Class 3                        3,481 19.16      19.73           67,576      0.00     1.30   1.65    -1.68   -1.34
SAST SA Legg Mason BW Large Cap
  Value Portfolio Class 3                 39,617 15.38      16.23          636,897      0.71     1.30   1.90    12.17   12.84
SAST SA MFS Blue Chip Growth
  Portfolio Class 3                       30,624 16.11      17.05          518,139      0.45     1.30   1.90     4.09    4.72
SAST SA MFS Massachusetts
  Investors Trust Portfolio Class 3       54,991 16.99      18.04          981,427      0.73     1.30   1.90     6.33    6.97
SAST SA MFS Telecom Utility
  Portfolio Class 3                        2,333 16.74      17.18           39,868      4.37     1.30   1.55     8.60    8.87
SAST SA MFS Total Return Bond
  Portfolio Class 3                       29,294 15.02      15.32          480,060      2.72     1.30   1.55     7.13    7.40
SAST SA Morgan Stanley
  International Equities Portfolio
  Class 3                                 51,515  9.41       9.96          508,712      1.08     1.30   1.90    -4.04   -3.46
SAST SA Oppenheimer Main Street
  Large Cap Portfolio Class 3             51,588 16.39      17.33          889,133      0.57     1.30   1.90     9.29    9.95
SAST SA PIMCO VCP Tactical
  Balanced Portfolio Class 3           1,270,952 11.22      11.37       14,441,076      0.00     1.30   1.65     5.04    5.40
SAST SA PineBridge High-Yield
  Bond Portfolio Class 3                  22,591 14.13      15.01          330,929      8.15     1.30   1.90    13.00   16.44
SAST SA Putnam International
  Growth and Income Portfolio
  Class 3                                 10,671  8.41       8.69           91,918      0.71     1.30   1.65    -0.40   -0.05
SAST SA Pyramis Real Estate
  Portfolio Class 3                        4,272 12.41      12.65           53,937      2.05     1.30   1.55     6.70    6.96
SAST SA Schroder's VCP Global
  Allocation Portfolio Class 3           553,684 10.82      10.84        6,003,699      0.00     1.30   1.55     8.19    8.45
SAST SA T. Rowe Price VCP
  Balanced Portfolio Class 3             890,030 10.55      10.59        9,423,063      0.34     1.30   1.65     6.72    6.82
SAST SA VCP Dynamic Allocation
  Portfolio Class 3                    3,549,403 11.77      12.12       43,002,007      1.75     1.30   1.90     2.55    3.16
SAST SA VCP Dynamic Strategy
  Portfolio Class 3                    2,976,061 11.75      12.07       35,910,454      1.67     1.30   1.90     3.18    3.80
SAST SA WellsCap Aggressive
  Growth Portfolio Class 3                 5,710 13.05      13.34           74,893      0.00     1.30   1.55     5.47    5.73
T. Rowe Price Retirement 2015
  Advisor Class                        5,704,323  1.04       1.05        5,915,079      2.31     0.40   1.00     5.97    6.61
T. Rowe Price Retirement 2020
  Advisor Class                       13,032,049  1.04       1.05       13,544,551      2.00     0.40   1.00     6.09    6.72
T. Rowe Price Retirement 2025
  Advisor Class                        9,816,678  1.04       1.05       10,232,738      1.84     0.40   1.00     6.18    6.82
T. Rowe Price Retirement 2030
  Advisor Class                        9,928,524  1.04       1.06       10,376,356      1.78     0.40   1.00     6.35    6.99
T. Rowe Price Retirement 2035
  Advisor Class                        7,748,441             1.05        8,104,234      1.68     0.60   1.00     6.29    6.71
T. Rowe Price Retirement 2040
  Advisor Class                        7,310,704  1.05       1.06        7,646,811      1.46     0.40   1.00     6.27    6.91
T. Rowe Price Retirement 2045
  Advisor Class                        4,316,183  1.05       1.06        4,519,088      1.45     0.40   1.00     6.41    7.04
T. Rowe Price Retirement 2050
  Advisor Class                        2,927,475  1.05       1.06        3,065,383      1.49     0.40   1.00     6.39    7.03
T. Rowe Price Retirement 2055
  Advisor Class                        1,140,956  1.05       1.06        1,194,321      1.44     0.40   1.00     6.39    7.03
T. Rowe Price Retirement 2060
  Advisor Class                          708,969  1.05       1.06          742,650      1.21     0.80   1.00     6.38    7.02
VALIC Company I Asset Allocation
  Fund                                20,870,982  1.34       8.95      160,419,945      2.03     0.60   1.85     5.35    6.67
VALIC Company I Blue Chip Growth
  Fund                               296,981,404  1.85       2.00      556,809,759      0.00     0.60   1.85    -0.99    0.25
VALIC Company I Broad Cap Value
  Fund                                24,571,826  1.71       1.99       46,787,694      1.39     0.60   1.85    11.76   13.17
VALIC Company I Capital
  Conservation Fund                   38,515,466  1.08       4.19      144,459,223      2.05     0.60   1.85     0.40    1.66
VALIC Company I Core Equity Fund      64,571,955  1.52       1.69      236,958,128      1.08     0.40   1.85    10.65   12.26
VALIC Company I Dividend Value
  Fund                               223,573,305  1.59       1.80      675,597,795      2.12     0.40   1.85    14.58   16.25
VALIC Company I Dynamic
  Allocation Fund                    205,756,033  1.14       1.19      241,268,323      2.00     0.60   1.85     2.93    4.22
VALIC Company I Emerging
  Economies Fund                     733,157,892  0.62       0.81      614,843,884      2.60     0.40   1.85     9.44   11.03
VALIC Company I Foreign Value
  Fund                               581,021,306  0.97       1.07      752,759,884      2.21     0.40   1.85    10.05   11.65
VALIC Company I Global Real Estate
  Fund                               244,712,308  1.29       1.38      327,651,930      3.14     0.60   1.85     0.40    1.66
VALIC Company I Global Social
  Awareness Fund                      64,573,236  1.30       1.46      382,685,355      1.89     0.40   1.85     4.99    6.52
VALIC Company I Global Strategy
  Fund                               214,909,453  1.27       1.97      406,455,323      6.06     0.60   1.85     3.37    4.66
VALIC Company I Government
  Money Market I Fund                163,996,811  0.90       1.00      324,004,925      0.01     0.40   1.85    -1.82   -0.39
VALIC Company I Government
  Securities Fund                     31,411,762  1.05       4.02      109,583,866      2.43     0.60   1.85    -0.63    0.62
VALIC Company I Growth & Income
  Fund                                27,491,527  1.63       4.17      105,060,295      1.24     0.60   1.85     9.19   10.56
VALIC Company I Growth Fund          483,872,585  1.60       1.65      866,903,856      0.64     0.40   1.85     2.87    4.37
VALIC Company I Health Sciences
  Fund                               165,775,531  2.61       4.30      671,812,946      0.00     0.60   1.85   -12.13  -11.03
VALIC Company I Inflation Protected
  Fund                               321,032,128  1.03       1.34      412,297,625      1.22     0.60   1.85     1.90    3.18
VALIC Company I International
  Equities Index Fund                481,966,613  1.03       2.00      871,140,427      2.67     0.60   1.85    -0.59    0.65
VALIC Company I International
  Government Bond Fund                62,101,781  0.97       1.26      181,845,967      2.55     0.40   1.85     1.81    3.29
VALIC Company I International
  Growth Fund                        138,846,105  1.09       2.88      368,095,001      1.44     0.60   1.85    -4.53   -3.33
VALIC Company I Large Cap Core
  Fund                                60,196,973  1.81       2.48      142,972,826      3.44     0.60   1.85     6.63    7.96
VALIC Company I Large Capital
  Growth Fund                        207,313,236  1.43       1.47      368,041,985      0.89     0.40   1.85     4.21    5.72
VALIC Company I Mid Cap Index
  Fund                               163,461,466  1.77       1.98    3,198,448,688      1.19     0.40   1.85    18.42   20.14
VALIC Company I Mid Cap Strategic
  Growth Fund                        110,264,905             1.39      230,093,583      0.00     0.40   1.85     7.68    9.25
VALIC Company I Nasdaq-100 Index
  Fund                               225,863,789  1.40       2.05      299,014,678      0.65     0.60   1.85     4.82    6.13
VALIC Company I Science &
  Technology Fund                    179,094,645  1.78       1.94      920,374,886      0.00     0.40   1.85     5.37    6.90
VALIC Company I Small Cap
  Aggressive Growth Fund              49,417,602  1.57       2.25      106,752,000      0.00     0.60   1.85    -0.07    1.19
VALIC Company I Small Cap Fund        63,357,719  1.65       1.79      315,020,335      0.20     0.40   1.85    13.18   14.83
VALIC Company I Small Cap Index
  Fund                               161,282,233  1.67       1.77    1,056,873,669      1.19     0.40   1.85    18.96   20.70
VALIC Company I Small Cap Special
  Values Fund                        124,786,134  1.80       2.05      245,467,708      1.42     0.60   1.85    27.47   29.07

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                December 31, 2016                     For the Year Ended December 31 2016
                                    ----------------------------------------------  ----------------------------------------
                                                                                    Investment    Expense         Total
                                                Unit Value ($)/(a)/                   Income   Ratio (%)/(d)/ Return (%)/(e)/
                                                -------------------      Net          Ratio    -------------- --------------
Sub-accounts                           Units    Lowest    Highest   Assets ($)/(b)/  (%)/(c)/  Lowest Highest Lowest  Highest
------------                        ----------- ------    -------   --------------  ---------- ------ ------- ------  -------
VALIC Company I Small Mid Growth
  Fund                               62,534,119  1.42       1.65       99,380,094      0.00     0.60   1.85   -1.61    -0.37
VALIC Company I Stock Index Fund    438,663,027  1.77      81.66    3,985,297,949      2.44     0.33   1.85    9.56    11.23
VALIC Company I Value Fund           41,890,640  1.64       2.30       91,300,280      1.48     0.60   1.85   11.24    12.63
VALIC Company II Aggressive Growth
  Lifestyle Fund                    179,473,955  1.43       3.17      530,487,019      2.06     0.35   1.60    7.06     8.40
VALIC Company II Capital
  Appreciation Fund                  20,863,767  1.68       1.87       36,509,166      0.38     0.35   1.60    0.44     1.70
VALIC Company II Conservative
  Growth Lifestyle Fund             118,462,070  1.25       2.94      323,748,368      2.78     0.35   1.60    4.95     6.27
VALIC Company II Core Bond Fund     449,371,836  1.11       1.47      892,797,494      2.08     0.15   1.60    1.80     3.29
VALIC Company II Government
  Money Market II Fund              109,867,124  0.91       1.30      134,153,010      0.01     0.35   1.60   -1.58    -0.34
VALIC Company II High Yield Bond
  Fund                              168,773,678  1.27       2.87      449,284,525      4.03     0.35   1.60   11.11    12.50
VALIC Company II International
  Opportunities Fund                229,789,203  1.10       2.35      504,126,294      1.11     0.35   1.60   -2.13    -0.90
VALIC Company II Large Cap Value
  Fund                               66,351,638  1.73       3.34      203,980,017      1.10     0.35   1.60   15.22    16.66
VALIC Company II Mid Cap Growth
  Fund                               52,595,301  1.33       2.05      100,676,950      0.00     0.35   1.60    3.02     4.31
VALIC Company II Mid Cap Value
  Fund                              160,086,694  1.63       1.68      919,346,687      0.26     0.15   1.60   12.26    13.89
VALIC Company II Moderate Growth
  Lifestyle Fund                    280,843,771  1.37       3.22      842,935,369      2.20     0.35   1.60    6.69     8.02
VALIC Company II Small Cap Growth
  Fund                               27,036,435  1.54       2.99       75,435,259      0.00     0.35   1.60    6.13     7.46
VALIC Company II Small Cap Value
  Fund                              116,675,370  1.69       1.85      502,254,358      1.10     0.15   1.60   28.01    29.88
VALIC Company II Socially
  Responsible Fund                  268,366,950  1.86       2.94      734,092,410      1.38     0.35   1.60    8.90    10.27
VALIC Company II Strategic Bond
  Fund                              210,077,767  1.18       3.01      585,263,049      4.06     0.35   1.60    6.46     7.79
Vanguard LifeStrategy Conservative
  Growth Fund Investor Shares        42,667,897  1.21       2.19       87,064,491      2.23     0.85   2.10    3.71     5.01
Vanguard LifeStrategy Growth Fund
  Investor Shares                    96,702,868  1.37       2.42      218,344,085      2.26     0.85   2.10    6.08     7.41
Vanguard LifeStrategy Moderate
  Growth Fund Investor Shares       102,772,385  1.30       2.36      226,264,382      2.23     0.85   2.10    4.91     6.23
Vanguard Long-Term Investment
  Grade Fund Investor Shares         85,760,846  1.37       1.84      293,362,656      4.90     0.40   1.85    5.84     7.38
Vanguard Long-Term Treasury Fund
  Investor Shares                    73,586,886  1.30       1.71      241,608,557      2.79     0.40   1.85   -0.66     0.79
Vanguard Wellington Fund Investor
  Shares                            439,520,652  1.50       1.66    1,818,946,852      2.58     0.65   2.10    8.71    10.30
Vanguard Windsor II Fund Investor
  Shares                            431,195,785  1.49       1.69    1,694,716,004      2.41     0.65   2.10   11.06    12.68

                                                    December 31, 2015                     For the Year Ended December 31 2015
                                        ----------------------------------------------  ----------------------------------------
                                                                                        Investment    Expense         Total
                                                    Unit Value ($)/(a)/                   Income   Ratio (%)/(d)/ Return (%)/(e)/
                                                    -------------------      Net          Ratio    -------------- --------------
Sub-accounts                               Units    Lowest    Highest   Assets ($)/(b)/  (%)/(c)/  Lowest Highest Lowest  Highest
------------                            ----------- ------    -------   --------------  ---------- ------ ------- ------  -------
American Beacon Holland Large Cap
  Growth Fund I Investor Class           36,402,733  1.59       1.85      64,145,435       0.00     0.40   1.85     4.40    5.71
AST SA Wellington Capital
  Appreciation Portfolio Class 3             18,110 22.39      23.64         419,241       0.00     1.30   1.90   123.85  136.42
AST SA Wellington Government and
  Quality Bond Portfolio Class 3             26,489 11.72      12.26         321,685       1.54     1.30   1.90    22.58   31.52
Ariel Appreciation Fund Investor Class  126,206,611  1.49       1.71     374,596,539       0.98     0.40   1.85    -7.94   -6.59
Ariel Fund Investor Class               139,623,723  1.50       1.57     419,230,749       0.64     0.40   1.85    -5.86   -4.48
FTVIP Franklin Income VIP Fund
  Class 2                                    37,745 11.95      12.59         470,259       0.00     1.30   1.90    19.55   25.90
Invesco V.I. Balanced-Risk Commodity
  Strategy Fund Class R5                420,762,909  0.56       0.59     245,672,269       0.00     0.40   1.85   -18.00  -16.97
Invesco V.I. Comstock Fund Series II         18,575 13.79      14.46         265,303       2.49     1.30   1.90    37.85   44.64
Invesco V.I. Growth and Income Fund
  Series II                                  20,145 14.10      14.81         294,368       3.86     1.30   1.90    41.05   48.07
Lord Abbett Fund Growth and Income
  Portfolio Class VC                            799 12.64      12.85          10,147       0.00     1.30   1.90    26.42   28.51
SST SA Allocation Balanced Portfolio
  Class 3                                     4,272            13.65          58,297       2.67     1.30   1.90            36.48
SST SA Allocation Growth Portfolio
  Class 3                                    13,530 14.11      14.35         193,914       2.87     1.30   1.90    41.14   43.47
SST SA Allocation Moderate Growth
  Portfolio Class 3                          36,024 13.43      13.79         484,576       2.77     1.30   1.90    34.35   37.94
SST SA Allocation Moderate Portfolio
  Class 3                                     2,515            13.70          34,448       2.61     1.30   1.90            36.99
SST SA Wellington Real Return
  Portfolio Class 3                          11,926 10.79      11.19         131,683       6.79     1.30   1.90     7.88   11.91
SunAmerica 2020 High Watermark
  Fund Class I                            7,110,998  1.12       1.17       8,010,875       2.63     0.65   1.25     0.02    0.43
SAST Invesco VCP Value Portfolio
  Class 3                                   388,539 11.25      11.36       4,413,177       0.23     1.30   1.90    12.54   13.60
SAST SA AB Growth Portfolio Class 3           3,638            19.49          70,932       0.00     1.30   1.90            94.95
SAST SA AB Small & Mid Cap Value
  Portfolio Class 3                           4,448 16.66      17.48          76,754       0.46     1.30   1.90    66.63   74.78
SAST SA American Funds Asset
  Allocation Portfolio Class 3                6,262 14.29      14.68          89,751       2.63     1.30   1.90    42.85   46.77
SAST SA American Funds Global
  Growth Portfolio Class 3                   10,098 15.78      16.57         165,932       0.88     1.30   1.90    57.78   65.68
SAST SA American Funds Growth
  Portfolio Class 3                          11,930 15.42      16.17         191,834       1.06     1.30   1.90    54.21   61.69
SAST SA American Funds Growth-
  Income Portfolio Class 3                    6,245 14.82      15.21          94,720       0.63     1.30   1.90    48.24   52.12
SAST SA American Funds VCP
  Managed Asset Allocation Portfolio
  Class 3                                   434,059 11.65      11.78       5,105,813       0.00     1.30   1.90    16.53   17.81
SAST SA Boston Company Capital
  Growth Portfolio Class 3                    8,464 14.37      15.14         126,402       0.00     1.30   1.90    43.67   51.39
SAST SA Columbia Technology
  Portfolio Class 3                           1,568 17.35      17.65          27,645       0.00     1.30   1.90    73.47   76.48
SAST SA DFA Ultra Short Bond
  Portfolio Class 3                           5,360             9.11          51,222       0.00     1.30   1.90            -8.88
SAST SA Dogs of Wall Street Portfolio
  Class 3                                     9,124 18.23      19.19         173,246       2.14     1.30   1.90    82.27   91.95
SAST SA Federated Corporate Bond
  Portfolio Class 3                          21,890 15.32      15.77         339,016       5.87     1.30   1.90    28.68   57.66
SAST SA Franklin Foreign Value
  Portfolio Class 3                          10,671  9.79      10.26         108,148       2.85     1.30   1.90    -2.11    2.58
SAST SA Franklin Small Company
  Value Portfolio Class 3                     5,641 13.44      14.09          78,711       0.10     1.30   1.90    34.43   40.91
SAST SA Goldman Sachs Global Bond
  Portfolio Class 3                          12,116 11.51      12.05         146,688       0.00     1.30   1.90    20.51   53.25
SAST SA Invesco Growth
  Opportunities Portfolio Class 3             1,178            17.59          20,723       0.00     1.30   1.90            75.86
SAST SA Janus Focused Growth
  Portfolio Class 3                           6,677 15.60      16.43         108,366       0.00     1.30   1.90    55.98   64.29

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                 December 31, 2015                     For the Year Ended December 31 2015
                                     ----------------------------------------------  ----------------------------------------
                                                                                     Investment    Expense         Total
                                                 Unit Value ($)/(a)/                   Income   Ratio (%)/(d)/ Return (%)/(e)/
                                                 -------------------      Net          Ratio    -------------- --------------
Sub-accounts                            Units    Lowest    Highest   Assets ($)/(b)/  (%)/(c)/  Lowest Highest Lowest  Highest
------------                         ----------- ------    -------   --------------  ---------- ------ ------- ------  -------
SAST SA JPMorgan Balanced
  Portfolio Class 3                        7,276 15.12      15.39          111,895      0.00     1.30   1.90    51.22   53.86
SAST SA JPMorgan Emerging
  Markets Portfolio Class 3                6,195  8.57       9.02           55,196      2.46     1.30   1.90   -14.34   -9.84
SAST SA JPMorgan Equity-Income
  Portfolio Class 3                       18,540 14.48      15.14          277,641      2.24     1.30   1.90    44.79   51.42
SAST SA JPMorgan MFS Core Bond
  Portfolio Class 3                       43,211 13.15      13.66          584,142      1.53     1.30   1.90    15.13   36.56
SAST SA JPMorgan Mid-Cap Growth
  Portfolio Class 3                        2,747 19.49      20.00           54,015      0.00     1.30   1.90    94.85   99.98
SAST SA Legg Mason BW Large Cap
  Value Portfolio Class 3                 11,953 13.71      14.38          169,776      0.33     1.30   1.90    37.13   43.80
SAST SA MFS Blue Chip Growth
  Portfolio Class 3                        6,778 15.48      16.28          108,678      0.23     1.30   1.90    54.77   62.81
SAST SA MFS Massachusetts
  Investors Trust Portfolio Class 3       17,316 15.98      16.87          287,880      0.85     1.30   1.90    59.78   68.67
SAST SA MFS Telecom Utility
  Portfolio Class 3                          103            15.42            1,580      0.00     1.30   1.90            54.18
SAST SA MFS Total Return Bond
  Portfolio Class 3                        3,990 14.02      14.26           56,180      0.80     1.30   1.90    40.21   42.60
SAST SA Morgan Stanley
  International Equities Portfolio
  Class 3                                  9,898  9.81      10.32          100,711      2.60     1.30   1.90    -1.93    3.17
SAST SA Oppenheimer Main Street
  Large Cap Portfolio Class 3             29,518 15.00      15.77          463,457      0.66     1.30   1.90    50.01   57.65
SAST SA PIMCO VCP Tactical
  Balanced Portfolio Class 3             344,855 10.68      10.78        3,718,549      0.00     1.30   1.90     6.84    7.84
SAST SA PineBridge High-Yield
  Bond Portfolio Class 3                   6,644 12.51      12.89           84,312      7.00     1.30   1.90    25.09   28.93
SAST SA Pyramis Real Estate
  Portfolio Class 3                        1,039 11.63      11.83           12,294      1.56     1.30   1.90    16.32   18.29
SAST SA VCP Dynamic Allocation
  Portfolio Class 3                    1,807,599 11.47      11.75       21,227,843      1.14     1.30   1.90    14.73   17.49
SAST SA VCP Dynamic Strategy
  Portfolio Class 3                    1,617,157 11.38      11.63       18,800,023      0.95     1.30   1.90    13.85   16.29
T. Rowe Price Retirement 2015
  Advisor Class                        2,030,235             0.98        1,985,993      3.11     0.60   1.00    -1.99   -1.95
T. Rowe Price Retirement 2020
  Advisor Class                        6,826,146             0.98        6,686,524      3.10     0.60   1.00    -1.83   -1.65
T. Rowe Price Retirement 2025
  Advisor Class                        5,003,166  0.98       0.99        4,910,708      2.75     0.60   1.00    -1.58   -1.46
T. Rowe Price Retirement 2030
  Advisor Class                        5,022,682  0.98       0.99        4,933,109      2.64     0.60   1.00    -1.50   -1.40
T. Rowe Price Retirement 2035
  Advisor Class                        3,261,843  0.98       0.99        3,208,718      2.30     0.60   1.00    -1.31   -1.24
T. Rowe Price Retirement 2040
  Advisor Class                        3,590,937  0.98       0.99        3,533,166      2.21     0.60   1.00    -1.26   -1.23
T. Rowe Price Retirement 2045
  Advisor Class                        1,960,919  0.98       0.99        1,929,081      1.98     0.60   1.00    -1.29   -1.24
T. Rowe Price Retirement 2050
  Advisor Class                        1,077,585  0.98       0.99        1,060,101      2.17     0.60   1.00            -1.23
T. Rowe Price Retirement 2055
  Advisor Class                          544,450  0.98       0.99          535,675      2.12     0.60   1.00    -1.24   -1.23
T. Rowe Price Retirement 2060
  Advisor Class                          445,270  0.98       0.99          438,354      1.84     0.60   1.00    -1.23   -0.66
VALIC Company I Asset Allocation
  Fund                                22,848,552  1.27       8.39      164,771,108      2.12     0.40   1.85    -2.28   -1.05
VALIC Company I Blue Chip Growth
  Fund                               315,722,066  1.03       1.87      594,477,478      0.00     0.00   1.85     2.90    9.00
VALIC Company I Broad Cap Value
  Fund                                27,164,348  1.53       1.76       45,883,915      1.75     0.40   1.85    -3.14   -1.92
VALIC Company I Capital
  Conservation Fund                   43,743,787  1.07       4.12      163,371,798      2.01     0.40   1.85    -1.64   -0.40
VALIC Company I Core Equity Fund      71,810,755  1.36       1.53      236,139,646      0.97     0.40   1.85    -3.65   -2.24
VALIC Company I Dividend Value
  Fund                               199,846,204  1.37       1.57      523,407,251      2.21     0.40   1.85    -2.48   -1.05
VALIC Company I Dynamic
  Allocation Fund                    221,754,558  1.10       1.15      250,654,035      0.00     0.40   1.85    -6.32   -5.14
VALIC Company I Emerging
  Economies Fund                     660,910,371  0.56       0.74      501,780,320      2.35     0.40   1.85   -16.11  -14.88
VALIC Company I Foreign Value
  Fund                               629,024,693  0.82       0.97      734,683,542      2.91     0.00   1.85   -17.70   -9.01
VALIC Company I Global Real Estate
  Fund                               275,159,684  1.29       1.36      363,703,122      2.70     0.40   1.85    -1.82   -0.58
VALIC Company I Global Social
  Awareness Fund                      63,101,430  1.22       1.39      351,899,865      2.16     0.40   1.85    -2.16   -0.73
VALIC Company I Global Strategy
  Fund                               246,487,329  1.23       1.88      447,174,232      2.83     0.40   1.85    -6.50   -5.33
VALIC Company I Government
  Money Market I Fund                161,057,840  0.91       1.00      321,332,426      0.01     0.40   1.85    -1.82   -0.39
VALIC Company I Government
  Securities Fund                     28,530,544  1.06       4.00      102,440,812      2.27     0.40   1.85    -1.04    0.21
VALIC Company I Growth & Income
  Fund                                30,787,070  1.50       3.77      106,900,848      0.98     0.40   1.85    -1.92   -0.69
VALIC Company I Growth Fund          563,317,952  1.56       1.58      972,367,632      0.61     0.40   1.85     1.20    2.67
VALIC Company I Health Sciences
  Fund                               198,619,038  2.97       4.84      908,213,668      0.00     0.40   1.85    10.59   11.98
VALIC Company I Inflation Protected
  Fund                               349,403,515  0.82       1.01      436,497,104      1.93     0.00   1.85   -17.70   -4.79
VALIC Company I International
  Equities Index Fund                479,975,167  1.03       1.99      865,679,376      3.64     0.40   1.85    -2.82   -1.60
VALIC Company I International
  Government Bond Fund                51,940,666  0.96       1.22      147,455,407      2.62     0.40   1.85    -5.10   -3.71
VALIC Company I International
  Growth Fund                        161,609,345  1.15       2.98      445,479,501      1.57     0.40   1.85    -2.31   -1.08
VALIC Company I Large Cap Core
  Fund                                70,024,026  1.70       2.29      154,650,837      1.08     0.40   1.85     1.16    2.43
VALIC Company I Large Capital
  Growth Fund                        225,298,744  1.35       1.41      380,367,232      0.56     0.40   1.85    -1.84   -0.41
VALIC Company I Mid Cap Index
  Fund                               171,943,269  1.49       1.65    2,837,815,823      1.06     0.40   1.85    -4.29   -2.89
VALIC Company I Mid Cap Strategic
  Growth Fund                        122,905,459  1.27       1.29      236,154,244      0.00     0.40   1.85    -4.41   -3.01
VALIC Company I Nasdaq-100 Index
  Fund                               230,783,788  1.32       1.95      288,931,614      0.91     0.40   1.85     7.19    8.54
VALIC Company I Science &
  Technology Fund                    193,308,732  1.69       1.81      934,907,487      0.00     0.40   1.85     5.90    7.45
VALIC Company I Small Cap
  Aggressive Growth Fund              53,883,079  1.57       2.22      115,361,847      0.00     0.40   1.85    -0.36    0.89
VALIC Company I Small Cap Fund        69,598,178  1.46       1.56      302,832,444      0.00     0.40   1.85    -6.53   -5.16
VALIC Company I Small Cap Index
  Fund                               168,425,599  1.40       1.47      916,967,370      1.10     0.40   1.85    -6.23   -4.86
VALIC Company I Small Cap Special
  Values Fund                        124,945,522  1.41       1.58      191,258,568      1.00     0.40   1.85    -5.98   -4.80
VALIC Company I Small Mid Growth
  Fund                                75,232,723  1.45       1.66      120,360,724      0.00     0.40   1.85    -2.46   -1.23
VALIC Company I Stock Index Fund     469,712,564  1.62      73.41    3,864,262,592      1.62     0.33   1.85    -0.80    0.72
VALIC Company I Value Fund            46,550,338  1.47       2.04       90,361,531      1.53     0.40   1.85    -4.95   -3.76
VALIC Company II Aggressive
  Growth Lifestyle Fund              186,171,483  1.34       2.92      509,379,160      1.64     0.15   1.60    -2.47   -1.24
VALIC Company II Capital
  Appreciation Fund                   23,015,325  1.67       1.84       39,744,607      0.32     0.15   1.60     4.12    5.43
VALIC Company II Conservative
  Growth Lifestyle Fund              122,366,806  1.19       2.76      315,811,195      2.26     0.15   1.60    -2.92   -1.70

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                December 31, 2015                     For the Year Ended December 31 2015
                                    ----------------------------------------------  ----------------------------------------
                                                                                    Investment    Expense         Total
                                                Unit Value ($)/(a)/                   Income   Ratio (%)/(d)/ Return (%)/(e)/
                                                -------------------      Net          Ratio    -------------- --------------
Sub-accounts                           Units    Lowest    Highest   Assets ($)/(b)/  (%)/(c)/  Lowest Highest Lowest  Highest
------------                        ----------- ------    -------   --------------  ---------- ------ ------- ------  -------
VALIC Company II Core Bond Fund     478,175,881  0.99      1.09       931,326,862      1.96     0.00   1.60   -1.78    -1.47
VALIC Company II Government
  Money Market II Fund              137,896,669  0.92      1.31       169,405,376      0.01     0.15   1.60   -1.58    -0.34
VALIC Company II High Yield Bond
  Fund                              151,445,812  1.14      2.55       357,920,693      4.76     0.15   1.60   -5.19    -4.00
VALIC Company II International
  Opportunities Fund                268,732,142  1.13      2.37       596,947,798      1.29     0.15   1.60    6.76     8.10
VALIC Company II Large Cap Value
  Fund                               65,553,811  1.50      2.87       175,268,726      1.36     0.15   1.60   -4.33    -3.12
VALIC Company II Mid Cap Growth
  Fund                               70,382,216  1.29      1.97       129,610,284      0.00     0.15   1.60   -2.51    -1.28
VALIC Company II Mid Cap Value
  Fund                              164,205,676  1.45      1.48       832,661,394      0.21     0.15   1.60   -2.98    -1.56
VALIC Company II Moderate Growth
  Lifestyle Fund                    284,833,140  1.28      2.98       794,250,082      1.84     0.15   1.60   -2.52    -1.30
VALIC Company II Small Cap Growth
  Fund                               31,398,820  1.45      2.78        81,854,214      0.00     0.15   1.60   -2.80    -1.57
VALIC Company II Small Cap Value
  Fund                              127,729,895  1.32      1.42       426,134,704      0.61     0.15   1.60   -8.00    -6.66
VALIC Company II Socially
  Responsible Fund                  292,339,882  1.70      2.49       730,244,847      1.12     0.00   1.60   -0.49     0.36
VALIC Company II Strategic Bond
  Fund                              216,272,613  1.11      2.79       561,958,294      3.67     0.15   1.60   -3.49    -2.28
Vanguard LifeStrategy Conservative
  Growth Fund Investor Shares        42,527,347  1.17      2.08        82,922,231      2.16     0.65   2.10   -2.25    -1.02
Vanguard LifeStrategy Growth Fund
  Investor Shares                    97,409,481  1.29      2.25       205,501,987      2.10     0.65   2.10   -3.23    -2.01
Vanguard LifeStrategy Moderate
  Growth Fund Investor Shares       106,333,540  1.24      2.22       221,140,490      2.13     0.65   2.10   -2.64    -1.41
Vanguard Long-Term Investment
  Grade Fund Investor Shares         73,061,910  1.30      1.71       233,832,782      4.64     0.40   1.85   -4.00    -2.60
Vanguard Long-Term Treasury Fund
  Investor Shares                    71,630,465  1.31      1.70       234,777,345      2.78     0.40   1.85   -3.35    -1.93
Vanguard Wellington Fund Investor
  Shares                            458,029,060  0.97      1.38     1,739,836,354      2.58     0.00   2.10   -2.02    -0.59
Vanguard Windsor II Fund Investor
  Shares                            471,076,938  1.32      1.52     1,656,936,168      2.18     0.65   2.10   -5.23    -3.84

                                                    December 31, 2014                     For the Year Ended December 31 2014
                                        ----------------------------------------------  ----------------------------------------
                                                                                        Investment    Expense         Total
                                                    Unit Value ($)/(a)/                   Income   Ratio (%)/(d)/ Return (%)/(e)/
                                                    -------------------      Net          Ratio    -------------- --------------
Sub-accounts                               Units    Lowest    Highest   Assets ($)/(b)/  (%)/(c)/  Lowest Highest Lowest  Highest
------------                            ----------- ------    -------   --------------  ---------- ------ ------- ------  -------
American Beacon Holland Large Cap
  Growth Fund I Investor Class           40,202,025  1.52       1.75       67,190,756      0.00     0.40   1.85     5.03    6.35
Ariel Appreciation Fund Investor Class  146,499,455  1.62       1.83      469,227,308      0.70     0.40   1.85     6.17    7.72
Ariel Fund Investor Class               151,989,478  1.59       1.65      482,737,843      0.55     0.40   1.85     8.92   10.51
Invesco V.I. Balanced-Risk
  Commodity Strategy Fund Class R5      356,396,959  0.69       0.71      251,572,844      0.00     0.40   1.85   -17.33  -16.29
SunAmerica 2020 High Watermark
  Fund Class I                            8,674,835  1.12       1.17        9,768,311      2.63     0.65   1.25     2.93    3.34
VALIC Company I Asset Allocation
  Fund                                   23,983,803  1.30       8.48      175,375,943      1.74     0.40   1.85     3.43    4.73
VALIC Company I Blue Chip Growth
  Fund                                  316,697,102  1.72       1.80      542,588,507      0.17     0.40   1.85     7.14    8.49
VALIC Company I Broad Cap Value
  Fund                                   28,660,184  1.58       1.79       49,557,967      1.19     0.40   1.85     5.56    6.89
VALIC Company I Capital
  Conservation Fund                      47,679,527  1.09       4.14      177,337,132      2.82     0.40   1.85     4.05    5.36
VALIC Company I Core Equity Fund         79,935,818  1.39       1.59      270,572,131      1.16     0.40   1.85     9.48   11.08
VALIC Company I Dividend Value
  Fund                                  240,335,035  1.38       1.61      640,478,092      1.79     0.40   1.85     7.21    8.78
VALIC Company I Dynamic
  Allocation Fund                       225,671,419  1.18       1.21      270,147,907      1.58     0.40   1.85     2.33    3.61
VALIC Company I Emerging
  Economies Fund                        665,527,599  0.66       0.88      597,079,271      1.47     0.40   1.85    -7.30   -5.94
VALIC Company I Foreign Value
  Fund                                  662,436,645  0.94       1.07      843,021,507      2.03     0.40   1.85   -13.25  -11.99
VALIC Company I Global Real Estate
  Fund                                  305,179,712  1.31       1.37      407,259,854      4.68     0.40   1.85    10.01   11.39
VALIC Company I Global Social
  Awareness Fund                         71,601,453  1.23       1.42      404,834,510      1.42     0.40   1.85     5.99    7.54
VALIC Company I Global Strategy
  Fund                                  263,440,548  1.31       1.99      506,653,578      3.35     0.40   1.85    -0.03    1.23
VALIC Company I Government
  Money Market I Fund                   164,765,549  0.93       1.00      331,649,424      0.01     0.40   1.85    -1.82   -0.39
VALIC Company I Government
  Securities Fund                        32,589,746  1.07       3.99      117,630,636      2.41     0.40   1.85     3.59    4.89
VALIC Company I Growth & Income
  Fund                                   32,066,742  1.52       3.80      112,600,339      0.73     0.40   1.85    12.04   13.45
VALIC Company I Growth Fund             577,668,720             1.54      976,737,260      0.83     0.40   1.85     8.70   10.29
VALIC Company I Health Sciences
  Fund                                  180,846,975  2.69       4.32      741,351,192      0.00     0.40   1.85    29.16   30.79
VALIC Company I Inflation Protected
  Fund                                  343,815,581  1.06       1.35      447,353,246      1.87     0.40   1.85     1.09    2.36
VALIC Company I International
  Equities Index Fund                   477,197,431  1.06       2.02      878,599,042      2.63     0.40   1.85    -7.18   -6.01
VALIC Company I International
  Government Bond Fund                   57,426,985  1.01       1.27      171,075,868      1.90     0.40   1.85    -0.49    0.96
VALIC Company I International
  Growth Fund                           181,601,799  1.17       3.01      507,941,781      1.87     0.40   1.85    -5.23   -4.04
VALIC Company I Large Cap Core
  Fund                                   77,828,281  1.68       2.24      168,547,289      0.92     0.40   1.85    11.19   12.59
VALIC Company I Large Capital
  Growth Fund                           242,825,241  1.36       1.44      414,316,983      0.46     0.40   1.85     9.41   11.00
VALIC Company I Mid Cap Index
  Fund                                  181,983,085  1.56       1.70    3,132,716,853      1.09     0.40   1.85     7.41    8.97
VALIC Company I Mid Cap Strategic
  Growth Fund                           138,081,014  1.31       1.35      275,076,835      0.51     0.40   1.85     1.33    2.81
VALIC Company I Nasdaq-100 Index
  Fund                                  221,062,156  1.22       1.82      256,140,583      0.71     0.40   1.85    16.51   17.98
VALIC Company I Science &
  Technology Fund                       207,052,424  1.60       1.69      942,200,179      0.12     0.40   1.85    12.33   13.97
VALIC Company I Small Cap
  Aggressive Growth Fund                 49,888,671  1.58       2.20      106,181,397      0.00     0.40   1.85     7.89    9.25
VALIC Company I Small Cap Fund           77,943,885  1.56       1.64      359,694,876      0.32     0.40   1.85     2.10    3.59
VALIC Company I Small Cap Index
  Fund                                  181,699,697  1.50       1.55    1,051,213,032      1.22     0.40   1.85     2.84    4.34
VALIC Company I Small Cap Special
  Values Fund                           137,726,181  1.50       1.66      222,234,302      0.72     0.40   1.85     5.01    6.33
VALIC Company I Small Mid Growth
  Fund                                   74,225,207  1.48       1.68      120,734,464      0.03     0.40   1.85     9.04   10.41
VALIC Company I Stock Index Fund        509,445,145  1.48      72.89    4,217,167,533      1.59     0.33   1.85    12.83   12.91
VALIC Company I Value Fund               51,425,430  1.55       2.12      104,102,132      1.61     0.40   1.85     9.36   10.73
VALIC Company II Aggressive
  Growth Lifestyle Fund                 185,272,756  1.37       2.96      515,139,973      0.92     0.15   1.60     2.64    3.94
VALIC Company II Capital
  Appreciation Fund                      25,635,001  1.60       1.74       42,147,910      0.44     0.15   1.60     6.88    8.22

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                December 31, 2014                     For the Year Ended December 31 2014
                                    ----------------------------------------------  ----------------------------------------
                                                                                    Investment    Expense         Total
                                                Unit Value ($)/(a)/                   Income   Ratio (%)/(d)/ Return (%)/(e)/
                                                -------------------      Net          Ratio    -------------- --------------
Sub-accounts                           Units    Lowest    Highest   Assets ($)/(b)/  (%)/(c)/  Lowest Highest Lowest  Highest
------------                        ----------- ------    -------   --------------  ---------- ------ ------- ------  -------
VALIC Company II Conservative
  Growth Lifestyle Fund             123,317,312  1.23      2.81       324,988,114      1.93     0.15   1.60    2.01     3.29
VALIC Company II Core Bond Fund     362,992,296  1.11      1.42       714,083,549      1.90     0.15   1.60    3.77     5.28
VALIC Company II Government
  Money Market II Fund              129,017,658  0.94      1.31       158,687,914      0.01     0.15   1.60   -1.58    -0.34
VALIC Company II High Yield Bond
  Fund                              136,270,181  1.21      2.66       338,332,083      4.88     0.15   1.60    1.22     2.49
VALIC Company II International
  Opportunities Fund                264,766,357  1.06      2.19       546,227,759      1.27     0.15   1.60   -6.72    -5.54
VALIC Company II Large Cap Value
  Fund                               70,147,074  1.57      2.96       194,385,587      1.12     0.15   1.60    8.98    10.35
VALIC Company II Mid Cap Growth
  Fund                               70,016,818  1.33      1.99       131,202,478      0.07     0.15   1.60    0.59     1.85
VALIC Company II Mid Cap Value
  Fund                              167,438,142  1.49      1.50       866,424,764      0.30     0.15   1.60    5.03     6.56
VALIC Company II Moderate Growth
  Lifestyle Fund                    281,014,873  1.31      3.02       796,885,588      1.29     0.15   1.60    2.61     3.91
VALIC Company II Small Cap Growth
  Fund                               34,657,295  1.49      2.83        92,186,389      0.00     0.15   1.60   -1.57    -0.33
VALIC Company II Small Cap Value
  Fund                              147,595,203  1.43      1.52       531,491,117      0.90     0.15   1.60    3.87     5.38
VALIC Company II Socially
  Responsible Fund                  287,490,736  1.71      2.65       716,042,859      1.30     0.15   1.60   13.70    15.13
VALIC Company II Strategic Bond
  Fund                              227,800,046  1.15      2.86       607,548,162      3.69     0.15   1.60    2.30     3.58
Vanguard LifeStrategy Conservative
  Growth Fund Investor Shares        42,734,912  1.19      2.10        84,501,450      2.14     0.65   2.10    4.73     6.05
Vanguard LifeStrategy Growth Fund
  Investor Shares                    99,085,412  1.33      2.30       214,115,498      2.13     0.65   2.10    4.95     6.27
Vanguard LifeStrategy Moderate
  Growth Fund Investor Shares       106,092,172  1.27      2.25       224,613,412      2.11     0.65   2.10    4.85     6.16
Vanguard Long-Term Investment
  Grade Fund Investor Shares        100,256,578  1.35      1.76       329,543,706      4.29     0.40   1.85   16.00    17.69
Vanguard Long-Term Treasury Fund
  Investor Shares                    79,135,119  1.35      1.73       264,756,446      3.07     0.40   1.85   22.98    24.77
Vanguard Wellington Fund Investor
  Shares                            475,391,229  1.41      1.52     1,830,151,862      2.53     0.65   2.10    7.54     9.11
Vanguard Windsor II Fund Investor
  Shares                            501,441,264  1.37      1.60     1,845,782,701      2.22     0.65   2.10    8.85    10.44

                                                    December 31, 2013                     For the Year Ended December 31 2013
                                        ----------------------------------------------  ----------------------------------------
                                                                                        Investment    Expense         Total
                                                    Unit Value ($)/(a)/                   Income   Ratio (%)/(d)/ Return (%)/(e)/
                                                    -------------------      Net          Ratio    -------------- --------------
Sub-accounts                               Units    Lowest    Highest   Assets ($)/(b)/  (%)/(c)/  Lowest Highest Lowest  Highest
------------                            ----------- ------    -------   --------------  ---------- ------ ------- ------  -------
American Beacon Holland Large Cap
  Growth Fund I Investor Class           45,990,000  1.45       1.64       72,347,000      0.00     0.40   1.85    29.79   31.42
Ariel Appreciation Fund Investor Class  151,676,000  1.53       1.70      453,673,000      0.91     0.40   1.85    43.53   45.63
Ariel Fund Investor Class               164,454,000  1.46       1.49      476,196,000      0.64     0.40   1.85    42.03   44.10
Invesco V.I. Balanced-Risk
  Commodity Strategy Fund Class R5      286,965,000  0.83       0.85      242,808,000      0.00     0.40   1.85   -15.49  -14.42
SunAmerica 2020 High Watermark
  Fund Class I                           10,588,000  1.09       1.13       11,583,000      2.50     0.65   1.25    -7.00   -6.63
VALIC Company I Asset Allocation
  Fund                                   24,528,000  1.25       8.10      173,219,000      0.00     0.40   1.85    13.84   15.27
VALIC Company I Blue Chip Growth
  Fund                                  335,064,000  1.60       1.66      530,958,000      0.00     0.40   1.85    38.60   40.34
VALIC Company I Broad Cap Value
  Fund                                   25,690,000  1.50       1.68       41,756,000      0.00     0.40   1.85    33.97   35.65
VALIC Company I Capital
  Conservation Fund                      47,155,000  1.05       3.93      166,143,000      0.00     0.40   1.85    -4.16   -2.96
VALIC Company I Core Equity Fund         87,739,000  1.25       1.45      268,685,000      0.00     0.40   1.85    32.40   34.33
VALIC Company I Dividend Value
  Fund                                  221,351,000  1.27       1.50      545,977,000      0.00     0.40   1.85    27.69   29.55
VALIC Company I Dynamic
  Allocation Fund                       168,660,000  1.15       1.17      195,707,000      0.00     0.40   1.85    15.34   16.81
VALIC Company I Emerging
  Economies Fund                        614,097,000  0.70       0.95      588,736,000      0.00     0.40   1.85    -4.55   -3.15
VALIC Company I Foreign Value
  Fund                                  667,927,000  1.07       1.23      971,586,000      0.00     0.40   1.85    23.89   25.69
VALIC Company I Global Real Estate
  Fund                                  255,138,000  1.19       1.23      306,864,000      0.00     0.40   1.85     2.63    3.92
VALIC Company I Global Social
  Awareness Fund                         76,200,000  1.14       1.34      402,746,000      0.00     0.40   1.85    26.51   28.36
VALIC Company I Global Strategy
  Fund                                  281,255,000  1.31       1.96      536,276,000      0.00     0.40   1.85    16.62   18.08
VALIC Company I Government
  Money Market I Fund                   174,678,000  0.95       1.01      353,206,000      0.01     0.40   1.85    -1.82   -0.39
VALIC Company I Government
  Securities Fund                        37,427,000  1.03       3.80      129,265,000      0.00     0.40   1.85    -5.98   -4.80
VALIC Company I Growth & Income
  Fund                                   32,540,000  1.36       3.35      101,061,000      0.00     0.40   1.85    30.23   31.87
VALIC Company I Growth Fund             605,498,000  1.40       1.42      933,492,000      0.00     0.40   1.85    28.70   30.58
VALIC Company I Health Sciences
  Fund                                  169,471,000  2.08       3.30      533,127,000      0.00     0.40   1.85    48.27   50.13
VALIC Company I Inflation Protected
  Fund                                  321,428,000  1.05       1.32      410,166,000      0.00     0.40   1.85    -8.68   -7.53
VALIC Company I International
  Equities Index Fund                   524,216,000  1.14       2.15    1,030,145,000      0.00     0.40   1.85    16.81   18.28
VALIC Company I International
  Government Bond Fund                   58,726,000  1.01       1.26      176,097,000      0.00     0.40   1.85    -7.34   -5.99
VALIC Company I International
  Growth Fund                           201,213,000  1.24       3.14      586,844,000      0.00     0.40   1.85    18.54   20.03
VALIC Company I Large Cap Core
  Fund                                   88,578,000  1.51       1.99      170,580,000      0.00     0.40   1.85    33.55   35.23
VALIC Company I Large Capital
  Growth Fund                           262,881,000  1.22       1.31      406,386,000      0.00     0.40   1.85    29.16   31.04
VALIC Company I Mid Cap Index
  Fund                                  193,124,000  1.45       1.56    3,077,255,000      0.00     0.40   1.85    30.67   32.58
VALIC Company I Mid Cap Strategic
  Growth Fund                           152,807,000  1.27       1.34      298,156,000      0.00     0.40   1.85    36.08   38.06
VALIC Company I Nasdaq-100 Index
  Fund                                  205,690,000  1.03       1.57      202,625,000      0.00     0.40   1.85    33.74   35.42
VALIC Company I Science &
  Technology Fund                       220,087,000  1.42       1.48      884,907,000      0.00     0.40   1.85    39.88   41.92
VALIC Company I Small Cap
  Aggressive Growth Fund                 56,587,000  1.46       2.02      110,639,000      0.00     0.40   1.85    46.99   48.83
VALIC Company I Small Cap Fund           86,577,000  1.53       1.58      387,730,000      0.00     0.40   1.85    37.85   39.86
VALIC Company I Small Cap Index
  Fund                                  193,566,000  1.46       1.48    1,087,389,000      0.00     0.40   1.85    36.10   38.09
VALIC Company I Small Cap Special
  Values Fund                           152,559,000  1.43       1.57      232,376,000      0.00     0.40   1.85    36.42   38.14
VALIC Company I Small Mid Growth
  Fund                                   86,006,000  1.36       1.52      127,108,000      0.00     0.40   1.85    32.29   33.95
VALIC Company I Stock Index Fund        543,134,000  1.31      64.55    2,146,977,000      0.00     0.33   1.85    31.39   32.93

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                December 31, 2013                     For the Year Ended December 31 2013
                                    ----------------------------------------------  ----------------------------------------
                                                                                    Investment    Expense         Total
                                                Unit Value ($)/(a)/                   Income   Ratio (%)/(d)/ Return (%)/(e)/
                                                -------------------      Net          Ratio    -------------- --------------
Sub-accounts                           Units    Lowest    Highest   Assets ($)/(b)/  (%)/(c)/  Lowest Highest Lowest  Highest
------------                        ----------- ------    -------   --------------  ---------- ------ ------- ------  -------
VALIC Company I Value Fund           58,431,000  1.42      1.92       107,189,000      0.00     0.40   1.85    28.73   30.35
VALIC Company II Aggressive
  Growth Lifestyle Fund             170,127,000  1.34      2.84       456,690,000      0.00     0.15   1.60    20.03   21.54
VALIC Company II Capital
  Appreciation Fund                  27,282,000  1.50      1.61        41,604,000      0.00     0.15   1.60    33.92   35.60
VALIC Company II Conservative
  Growth Lifestyle Fund             110,543,000  1.21      2.72       283,012,000      0.00     0.15   1.60     7.61    8.96
VALIC Company II Core Bond Fund     358,358,000  1.07      1.35       673,167,000      0.00     0.15   1.60    -3.37   -1.96
VALIC Company II Government
  Money Market II Fund              146,653,000  0.95      1.31       181,686,000      0.01     0.15   1.60    -1.58   -0.34
VALIC Company II High Yield Bond
  Fund                              129,320,000  1.19      2.59       313,222,000      0.00     0.15   1.60     3.51    4.81
VALIC Company II International
  Opportunities Fund                260,892,000  1.13      2.32       571,456,000      0.00     0.15   1.60    19.22   20.72
VALIC Company II Large Cap Value
  Fund                               75,961,000  1.44      2.68       191,301,000      0.00     0.15   1.60    33.22   34.89
VALIC Company II Mid Cap Growth
  Fund                               74,465,000  1.32      1.96       137,360,000      0.00     0.15   1.60    28.95   30.57
VALIC Company II Mid Cap Value
  Fund                              176,026,000  1.41      1.42       859,834,000      0.00     0.15   1.60    32.26   34.19
VALIC Company II Moderate Growth
  Lifestyle Fund                    250,904,000  1.28      2.91       687,344,000      0.00     0.15   1.60    14.75   16.20
VALIC Company II Small Cap
  Growth Fund                        38,766,000  1.52      2.84       103,555,000      0.00     0.15   1.60    45.35   47.18
VALIC Company II Small Cap Value
  Fund                              148,027,000  1.38      1.44       508,084,000      0.00     0.15   1.60    34.05   36.01
VALIC Company II Socially
  Responsible Fund                  295,532,000  1.51      2.30       640,726,000      0.00     0.15   1.60    33.28   34.96
VALIC Company II Strategic Bond
  Fund                              227,491,000  1.12      2.76       589,850,000      0.00     0.15   1.60    -1.33   -0.09
Vanguard LifeStrategy Conservative
  Growth Fund Investor Shares        42,663,000  1.14      1.98        79,830,000      2.00     0.65   2.10     6.81    8.15
Vanguard LifeStrategy Growth Fund
  Investor Shares                    99,330,000  1.27      2.16       202,733,000      2.08     0.65   2.10    18.68   20.17
Vanguard LifeStrategy Moderate
  Growth Fund Investor Shares       106,715,000  1.21      2.12       213,624,000      2.02     0.65   2.10    12.66   14.07
Vanguard Long-Term Investment
  Grade Fund Investor Shares         81,579,000  1.17      1.50       228,921,000      4.74     0.40   1.85    -7.59   -6.24
Vanguard Long-Term Treasury Fund
  Investor Shares                    86,023,000  1.10      1.39       231,479,000      3.11     0.40   1.85   -14.62  -13.37
Vanguard Wellington Fund Investor
  Shares                            492,356,000  1.31      1.39     1,746,521,000      2.54     0.65   2.10    17.18   18.89
Vanguard Windsor II Fund Investor
  Shares                            518,076,000  1.24      1.47     1,736,698,000      2.12     0.65   2.10    27.98   29.84

(a)Because the unit values are presented as a range of lowest to highest, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.
(b)These amounts represent the net asset value before adjustments allocated to the contracts in payout period.
(c)These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the Funds, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the Funds in which the sub-account invests. The average net assets are calculated using the net asset balances at the beginning and end of the year.
(d)These amounts represent the annualized contract expenses of the sub-account, consisting of distribution, mortality and expense charges, for each period indicated. The ratios include only those expenses that result in direct reduction to unit values. Charges made directly to contract owners account through the redemption of units and expenses of the Funds have been excluded. For additional information on charges and deductions, see Note 4.
(e)These amounts represent the total return for the periods indicated, including changes in the value of the Funds, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each of the periods indicated or from the effective date through the end of the reporting period. Because the total return is presented as a range of minimum and maximum values, based on the product grouping representing the minimum and maximum expense ratios, some individual contract total returns are not within the ranges presented.

7. SUBSEQUENT EVENTS

Management considered Separate Accounts related events and transactions that occurred after the date of the Statement of Assets and Liabilities, but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that required additional disclosures. Management has evaluated events through April 30, 2018, the date the financial statements were issued, and has determined that no additional items require disclosure.

The Variable Annuity Life
Insurance Company
Audited GAAP Financial Statements
At December 31, 2017 and 2016 and for each of the three years ended December 31, 2017

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

TABLE OF CONTENTS

                                                                           Page
CONSOLIDATED FINANCIAL STATEMENTS
Report of Independent Auditors                                               2
Consolidated Balance Sheets at December 31, 2017 and 2016                    3
Consolidated Statements of Income for each of the years ended
  December 31, 2017, 2016 and 2015                                           4
Consolidated Statements of Comprehensive Income (Loss) for each of the
  years ended December 31, 2017, 2016 and 2015                               5
Consolidated Statements of Equity for each of the years ended
  December 31, 2017, 2016 and 2015                                           6
Consolidated Statements of Cash Flows for each of the years ended
  December 31, 2017, 2016 and 2015                                           7

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1.   Basis of Presentation                                                   8
2.   Summary of Significant Accounting Policies                              9
3.   Fair Value Measurements                                                14
4.   Investments                                                            31
5.   Lending Activities                                                     41
6.   Reinsurance                                                            43
7.   Derivatives and Hedge Accounting                                       43
8.   Deferred Policy Acquisition Costs and Deferred Sales Inducements       46
9.   Variable Interest Entities                                             48
10.  Insurance Liabilities                                                  50
11.  Variable Annuity Contracts                                             51
12.  Debt                                                                   53
13.  Commitments and Contingencies                                          54
14.  Equity                                                                 55
15.  Statutory Financial Data and Restrictions                              57
16.  Benefit Plans                                                          57
17.  Income Taxes                                                           58
18.  Related Party Transactions                                             62
19.  Subsequent Events                                                      63

Report of Independent Auditors

To the Board of Directors of
The Variable Annuity Life Insurance Company

We have audited the accompanying consolidated financial statements of The Variable Annuity Life Insurance Company and its subsidiaries (the "Company"), an indirect, wholly owned subsidiary of American International Group, Inc., which comprise the consolidated balance sheets as of December 31, 2017 and 2016, and the related consolidated statements of income, comprehensive income (loss), equity and cash flows for each of the three years in the period ended December 31, 2017.

Management's Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on the consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of The Variable Annuity Life Insurance Company and its subsidiaries as of December 31, 2017 and 2016, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2017 in accordance with accounting principles generally accepted in the United States of America.

/s/ PricewaterhouseCoopers LLP

April 26, 2018

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
CONSOLIDATED BALANCE SHEETS

                                                                               December 31,
                                                                              ---------------
(in millions, except for share data)                                           2017    2016
------------------------------------                                          ------- -------
Assets:
   Investments:
       Fixed maturity securities:
          Bonds available for sale, at fair value (amortized cost:
            2017 - $34,313; 2016 - $33,657)                                   $35,638 $34,591
          Other bond securities, at fair value                                  1,680   1,778
       Equity securities:
          Common and preferred stock, available for sale, at fair
            value (cost: 2017 - $5; 2016 - $4)                                      5       5
       Mortgage and other loans receivable, net of allowance                    6,850   6,083
       Other invested assets (portion measured at fair value: 2017 -
         $387; 2016 - $528)                                                     1,160   1,233
       Short-term investments (portion measured at fair value: 2017 -
         $758; 2016 - $767)                                                       761     818
                                                                              ------- -------
          Total investments                                                    46,094  44,508
   Cash                                                                           143     106
   Accrued investment income                                                      461     458
   Amounts due from related parties                                               103     114
   Premiums and other receivables - net of allowance                               86      81
   Deferred policy acquisition costs                                              888     955
   Deferred income taxes                                                           --      17
   Other assets (including restricted cash of $67 in 2017 and $3 in
     2016)                                                                        547     454
   Separate account assets, at fair value                                      36,419  32,469
                                                                              ------- -------
Total assets                                                                  $84,741 $79,162
                                                                              ======= =======
Liabilities:
   Future policy benefits for life and accident and health insurance
     contracts                                                                $   817 $   785
   Policyholder contract deposits (portion measured at fair value:
     2017 - $439; 2016 - $209)                                                 40,433  39,593
   Other policyholder funds                                                         1       4
   Current income tax payable                                                       7      10
   Deferred income taxes                                                            9      --
   Notes payable - to affiliates (portion measured at fair value:
     2017 - $241; 2016 - $183)                                                    241     183
   Notes payable - to third parties                                               140      50
   Amounts due to related parties                                                 110     148
   Securities lending payable                                                     247     245
   Other liabilities                                                              602     590
   Separate account liabilities                                                36,419  32,469
                                                                              ------- -------
Total liabilities                                                              79,026  74,077
                                                                              ------- -------
Commitments and contingencies (see Note 13)

The Variable Annuity Life Insurance Company (VALIC) shareholder's equity:
   Common stock, $1 par value; 5,000,000 shares authorized, 3,575,000
     shares issued and outstanding                                                  4       4
   Additional paid-in capital                                                   4,081   4,103
   Retained earnings                                                              415     106
   Accumulated other comprehensive income                                       1,208     872
                                                                              ------- -------
Total VALIC shareholder's equity                                                5,708   5,085
Noncontrolling interests                                                            7      --
                                                                              ------- -------
Total equity                                                                    5,715   5,085
                                                                              ------- -------
Total liabilities and equity                                                  $84,741 $79,162
                                                                              ======= =======

See accompanying Notes to Consolidated Financial Statements.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF INCOME

                                                       Years Ended December 31,
                                                       -----------------------
  (in millions)                                         2017     2016    2015
  -------------                                        ------   ------  ------
  Revenues:
     Premiums                                          $   27   $   27  $   21
     Policy fees                                          427      383     401
     Net investment income                              2,167    2,045   2,077
     Net realized capital gains (losses):
         Total other-than-temporary impairments
           on available for sale securities               (13)     (68)    (48)
         Portion of other-than-temporary
           impairments on available for sale
           fixed maturity securities recognized
           in other comprehensive loss                    (22)      (5)     (6)
                                                       ------   ------  ------
         Net other-than-temporary impairments on
           available for sale securities
           recognized in net income                       (35)     (73)    (54)
         Other realized capital (losses) gains            (22)     (54)    128
                                                       ------   ------  ------
     Total net realized capital (losses) gains            (57)    (127)     74
         Other income                                     328      340     417
                                                       ------   ------  ------
  Total revenues                                        2,892    2,668   2,990
                                                       ------   ------  ------
  Benefits and expenses:
     Policyholder benefits                                104       58      60
     Interest credited to policyholder account
       balances                                         1,115    1,134   1,117
     Amortization of deferred policy acquisition
       costs                                               90      135      20
     General operating and other expenses                 658      680     687
                                                       ------   ------  ------
  Total benefits and expenses                           1,967    2,007   1,884
                                                       ------   ------  ------
  Income before income tax expense                        925      661   1,106
  Income tax expense (benefit):
     Current                                              203      201     243
     Deferred                                               8      (57)     87
                                                       ------   ------  ------
  Income tax expense                                      211      144     330
                                                       ------   ------  ------
  Net income                                              714      517     776
  Less:
  Net income attributable to noncontrolling
    interests                                              --       --       1
                                                       ------   ------  ------
  Net income attributable to VALIC                     $  714   $  517  $  775
                                                       ======   ======  ======

See accompanying Notes to Consolidated Financial Statements.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

                                                             Years Ended December 31,
                                                             -----------------------
(in millions)                                                2017    2016     2015
-------------                                                ----    ----    -----
Net income                                                   $714    $517    $ 776
                                                             ----    ----    -----
Other comprehensive income (loss), net of tax
   Change in unrealized appreciation (depreciation) of
     fixed maturity investments on which other-than-
     temporary credit impairments were recognized              47     (29)     (49)
   Change in unrealized appreciation (depreciation) of all
     other investments                                        284     (24)    (938)
   Adjustments to deferred policy acquisition costs and
     deferred sales inducements                               (54)     34       82
   Change in unrealized insurance loss recognition             --     (17)      54
   Change in foreign currency translation adjustments          --      --       (1)
                                                             ----    ----    -----
Other comprehensive income (loss)                             277     (36)    (852)
                                                             ----    ----    -----
Comprehensive income (loss)                                   991     481      (76)
Comprehensive income attributable to noncontrolling
  interests                                                    --      --        1
                                                             ----    ----    -----
Comprehensive income (loss) attributable to VALIC            $991    $481    $ (77)
                                                             ----    ----    -----

See accompanying Notes to Consolidated Financial Statements.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF EQUITY

                                                         Accumulated  Total VALIC
                                    Additional              Other       Share-       Non-
                             Common  Paid-in   Retained Comprehensive  holder's   controlling Total
(in millions)                Stock   Capital   Earnings    Income       Equity     Interests  Equity
-------------                ------ ---------- -------- ------------- ----------- ----------- ------
Balance, January 1, 2015      $ 4     $5,305    $  --      $1,760       $7,069       $ 13     $7,082
                              ---     ------    -----      ------       ------       ----     ------
Net income attributable to
  VALIC or other
  noncontrolling interests     --         --      775          --          775          1        776
Dividends                      --         --     (775)         --         (775)        --       (775)
Other comprehensive loss       --         --       --        (852)        (852)        --       (852)
Capital contributions from
  Parent                       --         15       --          --           15         --         15
Return of capital              --       (805)      --          --         (805)        --       (805)
                              ---     ------    -----      ------       ------       ----     ------
Balance, December 31, 2015    $ 4     $4,515    $  --      $  908       $5,427       $ 14     $5,441
                              ===     ======    =====      ======       ======       ====     ======
Net income attributable to
  VALIC or other
  noncontrolling interests     --         --      517          --          517         --        517
Dividends                      --         --     (411)         --         (411)        --       (411)
Other comprehensive loss       --         --       --         (36)         (36)        --        (36)
Capital contributions from
  Parent                       --          1       --          --            1         --          1
Return of capital              --       (413)      --          --         (413)        --       (413)
Net decrease due to
  deconsolidation              --         --       --          --           --        (14)       (14)
                              ---     ------    -----      ------       ------       ----     ------
Balance, December 31, 2016    $ 4     $4,103    $ 106      $  872       $5,085       $ --     $5,085
                              ===     ======    =====      ======       ======       ====     ======
Net income attributable to
  VALIC or other
  noncontrolling interests     --         --      714          --          714         --        714
Dividends                      --         --     (346)         --         (346)        --       (346)
Other comprehensive income     --         --       --         277          277         --        277
Return of capital              --        (22)      --          --          (22)        --        (22)
Consolidation of
  subsidiaries                 --         --       --          --           --          7          7
Reclassification of certain
  tax effects from AOCI        --         --      (59)         59           --         --         --
                              ---     ------    -----      ------       ------       ----     ------
Balance, December 31, 2017    $ 4     $4,081    $ 415      $1,208       $5,708       $  7     $5,715
                              ===     ======    =====      ======       ======       ====     ======

See accompanying Notes to Consolidated Financial Statements.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                       Years Ended December 31,
                                                                                      -------------------------
(in millions)                                                                           2017     2016     2015
-------------                                                                         -------  -------  -------
Cash flows from operating activities:
   Net income                                                                         $   714  $   517  $   776
                                                                                      -------  -------  -------
   Adjustments to reconcile net income to net cash provided by operating activities:
       Interest credited to policyholder account balances                               1,115    1,134    1,117
       Amortization of deferred policy acquisition costs                                   90      135       20
       Fees charged for policyholder contract deposits                                   (374)    (333)    (349)
       Net realized capital losses (gains)                                                 57      127      (74)
       Unrealized losses (gains) in earnings, net                                         (64)      10       25
       Equity in income of partnerships and other invested assets                         (23)     (34)     (32)
       Accretion of net premium/discount on investments                                  (202)    (207)    (189)
       Capitalized interest                                                               (16)      (8)     (10)
       Provision for deferred income taxes                                                  8      (57)      87
   Changes in operating assets and liabilities:
       Accrued investment income                                                           (3)       6       18
       Amounts due to related parties                                                     (25)     (36)     (54)
       Deferred policy acquisition costs                                                  (80)     (80)     (78)
       Current income tax receivable/payable                                               (3)      88       18
       Future policy benefits                                                              13        8      (11)
       Other, net                                                                          10       30      101
                                                                                      -------  -------  -------
   Total adjustments                                                                      503      783      589
                                                                                      -------  -------  -------
Net cash provided by operating activities                                               1,217    1,300    1,365
                                                                                      =======  =======  =======
Cash flows from investing activities:
   Proceeds from (payments for)
       Sales or distribution of:
       Available for sale investments                                                   2,464    3,447    2,405
       Other investments, excluding short-term investments                                409    1,220      716
       Redemption and maturities of fixed maturity securities available for sale        3,998    3,464    3,239
       Principal payments received on sales and maturities of mortgage and
         other loans receivable                                                         1,187    1,078      930
       Redemption and maturities of other investments, excluding short-term
         investments                                                                      257       86       84
   Purchases of:
       Available for sale investments                                                  (6,886)  (8,638)  (5,107)
       Mortgage and other loans receivable                                             (2,036)  (1,613)  (1,488)
       Other investments, excluding short-term investments                               (194)    (699)    (649)
   Net change in restricted cash                                                          (64)      10      191
   Net change in short-term investments                                                    57     (215)    (160)
   Other, net                                                                            (162)      16        2
                                                                                      -------  -------  -------
Net cash provided by (used in) investing activities                                      (970)  (1,844)     163
                                                                                      =======  =======  =======
Cash flows from financing activities:
   Policyholder contract deposits                                                       2,933    3,293    2,635
   Policyholder contract withdrawals                                                   (3,423)  (3,178)  (3,570)
   Net exchanges from separate accounts                                                   555      852      484
   Change in repurchase agreements                                                          1        1       --
   Repayment of notes payable                                                              --       --      (68)
   Issuance of notes payable                                                               90       --       --
   Change in securities lending payable                                                     2       76      169
   Dividends and return of capital paid                                                  (368)    (476)  (1,206)
                                                                                      -------  -------  -------
Net cash provided by (used in) financing activities                                      (210)     568   (1,556)
                                                                                      =======  =======  =======
Net increase (decrease) in cash                                                            37       24      (28)
Cash at beginning of year                                                                 106       82      110
                                                                                      -------  -------  -------
Cash at end of year                                                                   $   143  $   106  $    82
                                                                                      =======  =======  =======
Supplementary Disclosure of Consolidated Cash Flow Information
Cash paid during the period for:
   Interest                                                                           $    21  $     9  $     2
   Taxes                                                                                  198      103      214
Non-cash investing/financing activities:
   Sales inducements credited to policyholder contract deposits                             9       11        9
   Non-cash dividends and return of capital and dividend payable                           --      349      473
   Settlement of non-cash dividend payable                                                 --       --      702
   Non-cash contributions from Parent                                                      --        1       15
                                                                                      =======  =======  =======

See accompanying Notes to Consolidated Financial Statements.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. BASIS OF PRESENTATION

The Variable Annuity Life Insurance Company, including its wholly owned subsidiaries, is a wholly owned subsidiary of AGC Life Insurance Company (AGC Life or the Parent), an indirect, wholly owned subsidiary of American International Group, Inc. (AIG Parent). Unless the context indicates otherwise, the terms "VALIC," "the Company," "we," "us" or "our" mean The Variable Annuity Life Insurance Company and its consolidated subsidiaries, and the term "AIG Parent" means American International Group, Inc. and not any of its consolidated subsidiaries.

We are a Texas-domiciled life insurance company and a leading provider of defined contribution retirement savings plans sponsored by education, not-for-profit and government organizations. Our primary products include fixed and variable annuities, mutual funds and plan administrative and compliance services. We utilize career financial advisors and independent financial advisors to provide retirement plan participants with enrollment support and comprehensive financial planning services. No annual deposits for any individual advisor in 2017 or 2016 represented more than 10 percent of total annuity deposits.

Our operations are influenced by many factors, including general economic conditions, financial condition of AIG Parent, monetary and fiscal policies of the United States federal government and policies of state and other regulatory authorities. The level of sales of our insurance and financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets and terms and conditions of competing products. We are exposed to the risks normally associated with a portfolio of fixed income securities, which include interest rate, option, liquidity and credit risks. We control our exposure to these risks by, among other things, closely monitoring and managing the duration and cash flows of our assets and liabilities, monitoring and limiting prepayments and extension risk in our portfolio, maintaining a large percentage of our portfolio in highly liquid securities, engaging in a disciplined process of underwriting, and reviewing and monitoring credit risk. We are also exposed to market risk, policyholder behavior risk and mortality/longevity risk. Market volatility and other equity market conditions may affect our exposure to risks related to guaranteed death benefits and guaranteed living benefits on variable annuity products, and may reduce fee income on variable product assets held in separate accounts. Such guaranteed benefits are sensitive to equity and interest rate market conditions.

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States
(GAAP). All significant intercompany accounts and transactions have been eliminated.

The consolidated financial statements include the accounts of the Company, our controlled subsidiaries (generally through a greater than 50 percent ownership of voting rights and voting interests), and variable interest entities (VIEs) of which we are the primary beneficiary. Equity investments in entities that we do not consolidate, including corporate entities in which we have significant influence, and partnership and partnership-like entities in which we have more than minor influence over the operating and financial policies, are accounted for under the equity method unless we have elected the fair value option.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Use of Estimates

The preparation of financial statements in accordance with GAAP requires the application of accounting policies that often involve a significant degree of judgment. Accounting policies that we believe are most dependent on the application of estimates and assumptions are considered our critical accounting estimates and are related to the determination of:

..   income tax assets and liabilities, including recoverability of our net deferred tax asset and the predictability of future tax operating profitability of the character necessary to realize the net deferred tax asset and provisional estimates associated with the enactment of the Tax Cuts and Jobs Act of 2017 (Tax Act);

..   reinsurance assets;

..   valuation of future policy benefit liabilities and timing and extent of loss recognition;

..   valuation of liabilities for guaranteed benefit features of variable annuity products;

..   estimated gross profits (EGP) to value deferred policy acquisition costs
    (DAC) for investment-oriented products;

..   impairment charges, including other-than-temporary impairments on available for sale securities and impairment on other invested assets;

..   liability for legal contingencies; and

..   fair value measurements of certain financial assets and liabilities.

These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, our consolidated financial condition, results of operations and cash flows could be materially affected.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following table identifies our significant accounting policies presented in other Notes to these Consolidated Financial Statements, with a reference to the Note where a detailed description can be found:

Note 3.   Fair Value Measurements
              .  Short-term investments
Note 4.   Investments
              .  Fixed maturity and equity securities
              .  Other invested assets
              .  Net investment income
              .  Net realized capital gains (losses)
              .  Other-than-temporary impairments
Note 5.   Lending Activities
              .  Mortgage and other loans receivable - net of allowance
Note 6.   Reinsurance
              .  Reinsurance assets, net of allowance
Note 7.   Derivatives and Hedge Accounting
              .  Derivative assets and liabilities, at fair value
Note 8.   Deferred Policy Acquisition Costs and Deferred Sales Inducements
              .  Deferred policy acquisition costs
              .  Amortization of deferred policy acquisition costs
              .  Deferred sales inducements
Note 9.   Variable Interest Entities
Note 10.  Insurance Liabilities
              .  Future policy benefits

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

              .  Policyholder contract deposits
              .  Other policyholder funds
Note 11.  Variable Life and Annuity Contracts
Note 12.  Debt
              .  Long-term debt
Note 13.  Commitments and Contingencies
              .  Legal contingencies
Note 17.  Income Taxes

Other significant accounting policies

Premiums for life contingent annuities are recognized as revenues when due. Estimates for premiums due but not yet collected are accrued. For limited-payment contracts, net premiums are recorded as revenue. The difference between the gross premium received and the net premium is deferred and recognized in premiums in the Consolidated Statements of Income.

Policy fees represent fees recognized from investment-type products consisting of policy charges for cost of insurance or mortality and expense charges, policy administration charges, surrender charges and amortization of unearned revenue reserves. Policy fees are recognized as revenues in the period in which they are assessed against policyholders, unless the fees are designed to compensate us for services to be provided in the future. Fees deferred as unearned revenue are amortized in relation to the incidence of EGP to be realized over the estimated lives of the contracts, similar to DAC.

Other income primarily includes brokerage commissions, advisory fee income and income from legal settlements.

Cash represents cash on hand and non-interest bearing demand deposits.

Short-term investments consist of interest-bearing cash equivalents, time deposits, securities purchased under agreements to resell, and investments, such as commercial paper, with original maturities within one year from the date of purchase.

Premiums and other receivables - net of allowance include premium balances receivable, amounts due from agents and brokers and policyholders, and other receivables.

Other assets consist of prepaid expenses, deposits, other deferred charges, real estate, other fixed assets, capitalized software costs, deferred sales inducements, restricted cash and freestanding derivative assets.

Separate accounts represent funds for which investment income and investment gains and losses accrue directly to the contract holders who bear the investment risk. Each account has specific investment objectives and the assets are carried at fair value. The assets of each account are legally segregated and are not subject to claims that arise from any of our other businesses. The liabilities for these accounts are equal to the account assets. For a more detailed discussion of separate accounts, see Note 11.

Other liabilities include other funds on deposit, other payables, securities sold under agreements to repurchase and freestanding derivative liabilities.

Accounting Standards Adopted During 2017

Derivative Contract Novations

In March 2016, the Financial Accounting Standards Board (FASB) issued an accounting standard that clarifies that a change in the counterparty (novation) to a derivative instrument that has been designated as a hedging instrument does not, in and of itself, require de-designation of that hedging relationship provided that all other hedge accounting criteria continue to be met.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


We adopted the standard on its required effective date of January 1, 2017. The adoption of the standard did not have a material effect on our consolidated financial condition, results of operations or cash flows.

Contingent Put and Call Options in Debt Instruments

In March 2016, the FASB issued an accounting standard that clarifies the requirements for assessing whether contingent call (put) options that can accelerate the payment of principal on debt instruments are clearly and closely related to their debt hosts. The standard requires an evaluation of embedded call (put) options solely on a four-step decision sequence that requires an entity to consider whether (1) the amount paid upon settlement is adjusted based on changes in an index, (2) the amount paid upon settlement is indexed to an underlying other than interest rates or credit risk, (3) the debt involves a substantial premium or discount and (4) the put or call option is contingently exercisable.

We adopted the standard on its required effective date of January 1, 2017. The adoption of this standard did not have a material effect on our consolidated financial condition, results of operations or cash flows.

Simplifying the Transition to the Equity Method of Accounting

In March 2016, the FASB issued an accounting standard that eliminates the requirement that when an investment qualifies for use of the equity method as a result of an increase in the level of ownership interest or degree of influence, an investor must adjust the investment, results of operations, and retained earnings retroactively on a step-by-step basis as if the equity method had been in effect during all previous periods during which the investment had been held.

We adopted the standard on its required effective date of January 1, 2017. The adoption of the standard did not have a material effect on our consolidated financial condition, results of operations or cash flows.

Interest Held through Related Parties that are under Common Control

In October 2016, the FASB issued an accounting standard that amends the consolidation analysis for a reporting entity that is the single decision maker of a VIE. The new guidance will require the decision maker's evaluation of its interests held through related parties that are under common control on a proportionate basis (rather than in their entirety) when determining whether it is the primary beneficiary of that VIE. The amendment does not change the characteristics of a primary beneficiary.

We adopted the standard on its required effective date of January 1, 2017. The adoption of the standard did not have a material effect on our consolidated financial condition, results of operations or cash flows.

Clarifying the Definition of a Business

In January 2017, the FASB issued an accounting standard that changes the definition of a business to assist entities in evaluating when a set of transferred assets and activities is a business. The new standard will require an entity to evaluate if substantially all of the fair value of the gross assets acquired (or disposed of) is concentrated in a single identifiable asset or a group of similar assets; if so, the set of transferred assets and activities is not a business. At a minimum, a set must include an input and a substantive process that together significantly contribute to the ability to create output.

We adopted the standard on October 1, 2017. The impact of the standard is primarily related to our investments in real estate. As a result of the adoption, we anticipate that future acquisitions of certain real estate investments will no longer meet the definition of a business and will be treated as asset acquisitions. As a result, no goodwill would be recognized from these investments and certain costs can be capitalized as part of the asset acquisitions. The adoption of this standard did not have a material effect on our consolidated financial condition, results of operations and cash flows.

Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income (AOCI)

In February 2018, the FASB issued an accounting standard that allows the optional reclassification of stranded tax effects within accumulated other comprehensive income to retained earnings that arise due to the enactment of the Tax

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Act. We have elected to early adopt the accounting standard in our financial statements for the year ended December 31, 2017. Accordingly, we have recorded a reclassification adjustment of $59 million related to the effect of the change in the U.S. federal corporate income tax rate on the gross deferred tax amounts at the date of enactment of the Tax Act. Consistent with Staff Accounting Bulletin No. 118, Income Tax Accounting Implications of the Tax Cuts and Jobs Act (SAB 118), released by the Securities and Exchange Commission, these are provisional adjustments and may be revised as relevant guidance is released.

We use the security-by-security approach when releasing stranded income tax effects from AOCI for available for sale securities.

Future Application of Accounting Standards

Revenue Recognition

In May 2014, the FASB issued an accounting standard that supersedes most existing revenue recognition guidance. The standard excludes from its scope the accounting for insurance contracts, leases, financial instruments, and certain other agreements that are governed under other GAAP guidance, but could affect the revenue recognition for certain of our other activities.

We will adopt this standard on its effective date of January 1, 2018 using the modified retrospective approach. Our analysis of revenues indicates that substantially all of our revenues are from sources excluded from the scope of the standard. For those revenue sources within the scope of the standard, there are no material changes in the timing or measurement of revenues based upon the guidance. As substantially all of our revenue sources are excluded from the scope of the standard, the adoption of the standard will not have a material effect on our reported consolidated financial condition, results of operations, cash flows or required disclosures.

Recognition and Measurement of Financial Assets and Financial Liabilities

In January 2016, the FASB issued an accounting standard that will require equity investments that do not follow the equity method of accounting or are not subject to consolidation to be measured at fair value with changes in fair value recognized in earnings, while financial liabilities for which fair value option accounting has been elected, changes in fair value due to instrument-specific credit risk will be presented separately in other comprehensive income. The standard allows the election to record equity investments without readily determinable fair values at cost, less impairment, adjusted for subsequent observable price changes with changes in the carrying value of the equity investments recorded in earnings. The standard also updates certain fair value disclosure requirements for financial instruments carried at amortized cost.

We will adopt this standard on its effective date of January 1, 2018 using the modified retrospective approach. Based on our review substantially all of our assets and liabilities are not within the scope of the standard. The adoption of this standard will not have material effect on our reported consolidated financial condition, results of operations, cash flows or require disclosures.

Leases

In February 2016, the FASB issued an accounting standard that will require lessees with lease terms of more than 12 months to recognize a right of use asset and a corresponding lease liability on their balance sheets. For income statement purposes, the FASB retained a dual model, requiring leases to be classified as either operating leases or finance leases.

We plan to adopt the standard on its effective date of January 1, 2019 using a modified retrospective approach upon adoption. We are currently quantifying the expected recognition on our balance sheet for a right to use asset and a lease liability as required by the standard. We do not expect the impact of the standard to have a material effect on our reported consolidated financial condition, results of operations, cash flows or required disclosures.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Financial Instruments - Credit Losses

In June 2016, the FASB issued an accounting standard that will change how entities account for credit losses for most financial assets. The standard will replace the existing incurred loss impairment model with a new "current expected credit loss model" that generally will result in earlier recognition of credit losses. The standard will apply to financial assets subject to credit losses, including loans measured at amortized cost, reinsurance receivables and certain off-balance sheet credit exposures. Additionally, the impairment for available for sale debt securities, including purchased credit deteriorated securities, are subject to the new guidance and will be measured in a similar manner, except that losses will be recognized as allowances rather than reductions in the amortized cost of the securities. The standard will also require additional information to be disclosed in the footnotes.

The standard is effective on January 1, 2020, with early adoption permitted on January 1, 2019. We are continuing to develop our implementation plan to adopt the standard and are assessing the impact of the standard on our reported consolidated financial condition, results of operations, cash flows and required disclosures. While we expect an increase in our allowances for credit losses for the financial instruments within scope of the standard, given the objective of the new standard, the amount of any change will be dependent on our portfolios' composition and quality at the adoption date as well as economic conditions and forecasts at that time.

Classification of Certain Cash Receipts and Cash Payments

In August 2016, the FASB issued an accounting standard that addresses diversity in how certain cash receipts and cash payments are presented and classified in the statement of cash flows. The amendments provide clarity on the treatment of eight specifically defined types of cash inflows and outflows.

We will adopt this standard retrospectively on its effective date of January 1, 2018. The standard addresses presentation in the Statement of Cash Flows only and will have no effect on our reported consolidated financial condition, results of operations or required disclosures.

Intra-Entity Transfers of Assets Other than Inventory

In October 2016, the FASB issued an accounting standard that will require an entity to recognize the income tax consequences of an intra-entity transfer of an asset other than inventory when the transfer occurs, rather than when the asset is sold to a third party.

We will adopt the standard on its effective date of January 1, 2018 using a modified retrospective approach. The adoption of this standard will not have a material impact on our reported consolidated financial condition, results of operations, cash flows or required disclosures.

Restricted Cash

In November 2016, the FASB issued an accounting standard that provides guidance on the presentation of restricted cash in the Statement of Cash Flows. Entities will be required to explain the changes during a reporting period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents in the statement of cash flows.

We will adopt the standard retrospectively on its effective date of January 1, 2018. The standard addresses presentation of restricted cash in the Statement of Cash Flows only and will have no effect on our reported consolidated financial condition, results of operations or required disclosures.

Gains and Losses from the Derecognition of Nonfinancial Assets

In February 2017, the FASB issued an accounting standard that clarifies the scope of the derecognition guidance for the sale, transfer and derecognition of nonfinancial assets to noncustomers that aligns with the new revenue recognition principles. The standard also adds new accounting for partial sales of nonfinancial assets (including in substance real estate) that requires an entity to derecognize a nonfinancial asset when it 1) ceases to have a controlling financial

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

interest in the legal entity that holds the asset based on the consolidation model and 2) transfers control of the asset based on the revenue recognition model.

We will adopt this standard on its effective date of January 1, 2018 under the modified retrospective approach. Based on our evaluation, we do not expect the standard to have a material impact on our reported consolidated financial condition, results of operations, cash flows or required disclosures.

Improving the Presentation of Net Periodic Pension and Postretirement Benefit
Cost

In March 2017, the FASB issued an accounting standard that requires entities to report the service cost component of net periodic pension and postretirement benefit costs in the same line item as other compensation costs arising from services rendered by the pertinent employees during the period. The other components of net periodic benefit costs are required to be separately presented in the income statement. The amendments also allow only the service cost component to be eligible for capitalization when applicable.

We will adopt this standard on its effective date of January 1, 2018. The standard primarily addresses the presentation of the service cost component of net periodic benefit costs in the income statement. AIG Parent's U.S. pension plans are frozen and no longer accrue benefits, which are reflected as service costs. Therefore, the standard will have no material effect on our reported consolidated financial condition, results of operations, cash flows or required disclosures.

Derivatives and Hedging

In August 2017, the FASB issued an accounting standard that improves and expands hedge accounting for both financial and commodity risks. The provisions of the amendment are intended to better align the accounting with an entity's risk management activities, enhance the transparency on how the economic results are presented in the financial statements and the footnote, and simplify the application of hedge accounting treatment.

The standard is effective on January 1, 2019, with early adoption permitted. We are evaluating the timing of adoption and are assessing the impact of the standard on our reported consolidated financial condition, results of operations, cash flows and required disclosures.

3. FAIR VALUE MEASUREMENTS

Fair Value Measurements on a Recurring Basis

We carry certain of our financial instruments at fair value. We define the fair value of a financial instrument as the amount that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. We are responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions.

The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. We maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

Fair Value Hierarchy

Assets and liabilities recorded at fair value in the Consolidated Balance Sheets are measured and classified in accordance with a fair value hierarchy consisting of three "levels" based on the observability of valuation inputs:

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


..   Level 1: Fair value measurements based on quoted prices (unadjusted) in active markets that we have the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. We do not adjust the quoted price for such instruments.

..   Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

..   Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. The circumstances for using these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, we must make certain assumptions about the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a description of the valuation methodologies used for instruments carried at fair value. These methodologies are applied to assets and liabilities across the levels discussed above, and it is the observability of the inputs used that determines the appropriate level in the fair value hierarchy for the respective asset or liability.

Valuation Methodologies of Financial Instruments Measured at Fair Value

Incorporation of Credit Risk in Fair Value Measurements

   . Our Own Credit Risk. Fair value measurements for certain derivative liabilities incorporate our own credit risk by determining the explicit cost for each counterparty to protect against its net credit exposure to us at the balance sheet date by reference to observable AIG credit default swap (CDS) or cash bond spreads. We calculate the effect of credit spread changes using discounted cash flow techniques that incorporate current market interest rates. A derivative counterparty's net credit exposure to us is determined based on master netting agreements, when applicable, which take into consideration all derivative positions with us, as well as collateral we post with the counterparty at the balance sheet date. For a description of how we incorporate our own credit risk in the valuation of embedded derivatives related to certain annuity and life insurance products, see Embedded Derivatives within Policyholder Contract Deposits, below.

   . Counterparty Credit Risk. Fair value measurements for freestanding derivatives incorporate counterparty credit by determining the explicit cost for us to protect against our net credit exposure to each counterparty at the balance sheet date by reference to observable counterparty CDS spreads, when available. When not available, other directly or indirectly observable credit spreads will be used to derive the best estimates of the counterparty spreads. Our net credit exposure to a counterparty is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as collateral posted by the counterparty at the balance sheet date.

Fair values for fixed maturity securities based on observable market prices for identical or similar instruments implicitly incorporate counterparty credit risk. Fair values for fixed maturity securities based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.

For fair values measured based on internal models, the cost of credit protection is determined under a discounted present value approach considering the market levels for single name CDS spreads for each specific counterparty, the mid-market value of the net exposure (reflecting the amount of protection required) and the weighted average life of the net exposure. CDS spreads are provided to us by an independent third party. We utilize an interest rate based on the benchmark London Interbank Offered Rate (LIBOR) curve to derive our discount rates.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


While this approach does not explicitly consider all potential future behavior of the derivative transactions or potential future changes in valuation inputs, we believe this approach provides a reasonable estimate of the fair value of the assets and liabilities, including consideration of the impact of non-performance risk.

Fixed Maturity Securities

Whenever available, we obtain quoted prices in active markets for identical assets at the balance sheet date to measure fixed maturity securities at fair value. Market price data is generally obtained from dealer markets.

We employ independent third-party valuation service providers to gather, analyze, and interpret market information to derive fair value estimates for individual investments, based upon market-accepted methodologies and assumptions. The methodologies used by these independent third-party valuation service providers are reviewed and understood by management, through periodic discussion with and information provided by the independent third-party valuation service providers. In addition, as discussed further below, control processes are applied to the fair values received from independent third-party valuation service providers to ensure the accuracy of these values.

Valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of market-accepted valuation methodologies, which may utilize matrix pricing, financial models, accompanying model inputs and various assumptions, provide a single fair value measurement for individual securities. The inputs used by the valuation service providers include, but are not limited to, market prices from completed transactions for identical securities and transactions for comparable securities, benchmark yields, interest rate yield curves, credit spreads, prepayment rates, default rates, recovery assumptions, currency rates, quoted prices for similar securities and other market-observable information, as applicable. If fair value is determined using financial models, these models generally take into account, among other things, market observable information as of the measurement date as well as the specific attributes of the security being valued, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security or issuer-specific information. When market transactions or other market observable data is limited, the extent to which judgment is applied in determining fair value is greatly increased.

We have control processes designed to ensure that the fair values received from independent third-party valuation service providers are accurately recorded, that their data inputs and valuation techniques are appropriate and consistently applied and that the assumptions used appear reasonable and consistent with the objective of determining fair value. We assess the reasonableness of individual security values received from independent third-party valuation service providers through various analytical techniques, and have procedures to escalate related questions internally and to the independent third-party valuation service providers for resolution. To assess the degree of pricing consensus among various valuation service providers for specific asset types, we conduct comparisons of prices received from available sources. We use these comparisons to establish a hierarchy for the fair values received from independent third-party valuation service providers to be used for particular security classes. We also validate prices for selected securities through reviews by members of management who have relevant expertise and who are independent of those charged with executing investing transactions.

When our independent third-party valuation service providers are unable to obtain sufficient market observable information upon which to estimate the fair value for a particular security, fair value is determined either by requesting brokers who are knowledgeable about these securities to provide a price quote, which is generally non-binding, or by employing market accepted valuation models. Broker prices may be based on an income approach, which converts expected future cash flows to a single present value amount, with specific consideration of inputs relevant to particular security types. For structured securities, such inputs may include ratings, collateral types, geographic concentrations, underlying loan vintages, loan delinquencies and defaults, loss severity assumptions, prepayments, and weighted average coupons and maturities. When the volume or level of market activity for a security is limited, certain inputs used to determine fair value may not be observable in the market. Broker prices may also be based on a market approach that considers recent transactions involving identical or similar securities. Fair values provided by brokers are subject to similar control processes to those noted above for fair values from independent third-party valuation service providers, including management reviews. For those corporate debt instruments (for example, private placements) that are not traded in active markets or that are subject to transfer restrictions, valuations reflect illiquidity and non-transferability, based on available market evidence. When observable price quotations are not available, fair value is determined based on discounted cash flow models using discount rates based on credit spreads, yields or price levels of

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

comparable securities, adjusted for illiquidity and structure. Fair values determined internally are also subject to management review to ensure that valuation models and related inputs are reasonable.

The methodology above is relevant for all fixed maturity securities including residential mortgage backed securities (RMBS), commercial mortgage backed securities (CMBS), collateralized debt obligations (CDO), other asset-backed securities (ABS) and fixed maturity securities issued by government sponsored entities and corporate entities.

Equity Securities Traded in Active Markets

Whenever available, we obtain quoted prices in active markets for identical assets at the balance sheet date to measure equity securities at fair value. Market price data is generally obtained from exchange or dealer markets.

Mortgage and Other Loans Receivable

We estimate the fair value of mortgage and other loans receivable that are measured at fair value by using dealer quotations, discounted cash flow analyses and/or internal valuation models. The determination of fair value considers inputs such as interest rate, maturity, the borrower's creditworthiness, collateral, subordination, guarantees, past-due status, yield curves, credit curves, prepayment rates, market pricing for comparable loans and other relevant factors.

Other Invested Assets

We initially estimate the fair value of investments in certain hedge funds, private equity funds and other investment partnerships by reference to the transaction price. Subsequently, we generally obtain the fair value of these investments from net asset value information provided by the general partner or manager of the investments, the financial statements of which are generally audited annually. We consider observable market data and perform certain control procedures to validate the appropriateness of using the net asset value as a fair value measurement. The fair values of other investments carried at fair value, such as direct private equity holdings, are initially determined based on transaction price and are subsequently estimated based on available evidence such as market transactions in similar instruments, other financing transactions of the issuer and other available financial information for the issuer, with adjustments made to reflect illiquidity as appropriate.

Short-term Investments

For short-term investments that are measured at amortized cost, the carrying amounts of these assets approximate fair values because of the relatively short period of time between origination and expected realization, and their limited exposure to credit risk. Securities purchased under agreements to resell (reverse repurchase agreements) are generally treated as collateralized receivables. We report certain receivables arising from securities purchased under agreements to resell as Short-term investments in the Consolidated Balance Sheets. When these receivables are measured at fair value, we use market-observable interest rates to determine fair value.

Separate Account Assets

Separate account assets are composed primarily of registered and unregistered open-end mutual funds that generally trade daily and are measured at fair value in the manner discussed above for equity securities traded in active markets.

Freestanding Derivatives

Derivative assets and liabilities can be exchange-traded or traded over-the-counter (OTC). We generally value exchange-traded derivatives such as futures and options using quoted prices in active markets for identical derivatives at the balance sheet date.

OTC derivatives are valued using market transactions and other market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in the instrument, as well as

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

the availability of pricing information in the market. We generally use similar models to value similar instruments. Valuation models require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as generic forwards, swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

For certain OTC derivatives that trade in less liquid markets, where we generally do not have corroborating market evidence to support significant model inputs and cannot verify the model to market transactions the transaction price may provide the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. We will update valuation inputs in these models only when corroborated by evidence such as similar market transactions, independent third-party valuation service providers and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management's best estimate is used.

Embedded Derivatives within Policyholder Contract Deposits

Certain variable annuity and equity-indexed annuity and life contracts contain embedded derivatives that we bifurcate from the host contracts and account for separately at fair value, with changes in fair value recognized in earnings. These embedded derivatives are classified within Policyholder contract deposits. We have concluded these contracts contain either (i) a written option that guarantees a minimum accumulation value at maturity, (ii) a written option that guarantees annual withdrawals regardless of underlying market performance for a specific period or for life, or (iii) equity-indexed written options that meet the criteria of derivatives and must be bifurcated.

The fair value of embedded derivatives contained in certain variable annuity and equity-indexed annuity and life contracts is measured based on actuarial and capital market assumptions related to projected cash flows over the expected lives of the contracts. These discounted cash flow projections primarily include benefits and related fees assessed, when applicable. In some instances, the projected cash flows from fees may exceed projected cash flows related to benefit payments and therefore, at a point in time, the carrying value of the embedded derivative may be in a net asset position. The projected cash flows incorporate best estimate assumptions for policyholder behavior (including mortality, lapses, withdrawals and benefit utilization), along with an explicit risk margin to reflect a market participant's estimates of projected cash flows and policyholder behavior. Estimates of future policyholder behavior are subjective and based primarily on our historical experience.

Because of the dynamic and complex nature of the projected cash flows with respect to embedded derivatives in our variable annuity contracts, risk neutral valuations are used, which are calibrated to observable interest rate and equity option prices. Estimating the underlying cash flows for these products involves judgments regarding expected market rates of return, market volatility, credit spreads, correlations of certain market variables, fund performance, discount rates and policyholder behavior. The portion of fees attributable to the fair value of expected benefit payments are included within the fair value measurement of these embedded derivatives, and related fees are classified in net realized capital gains (losses) as earned, consistent with other changes in the fair value of these embedded policy derivatives. Any portion of the fees not attributed to the embedded derivatives are excluded from the fair value measurement and classified in policy fees as earned.

With respect to embedded derivatives in our equity-indexed annuity and life contracts, option pricing models are used to estimate fair value, taking into account assumptions for future equity index growth rates, volatility of the equity index, future interest rates, and our ability to adjust the participation rate and the cap on equity-indexed credited rates in light of market conditions and policyholder behavior assumptions.

Projected cash flows are discounted using the interest rate swap curve (swap curve), which is commonly viewed as being consistent with the credit spreads for highly-rated financial institutions (S&P AA-rated or above). A swap curve shows the fixed-rate leg of a non-complex swap against the floating rate (for example, LIBOR) leg of a related tenor. We also incorporate our own risk of non-performance in the valuation of the embedded derivatives associated with variable annuity and equity-indexed annuity and life contracts. The non-performance risk adjustment reflects a market participant's view of our claims-paying ability by incorporating an additional spread to the swap curve used to discount projected benefit cash flows in the valuation of these embedded derivatives. The non-performance risk adjustment is

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

calculated by constructing forward rates based on a weighted average of observable corporate credit indices to approximate our claims-paying ability rating.

Notes Payable

Certain VIEs that we consolidate have each elected the fair value option for certain tranches of their structured securities, which are included in notes payable - to affiliates. The fair value of the structured securities is determined using a mark-to-model approach, discounting cash flows produced by an internally validated model. Cash flows are discounted based on current market spreads for U.S. collateralized loan obligations (CLOs), adjusted for structural specific attributes. The market spreads are adjusted to include a spread premium to compensate for the complexity and perceived illiquidity of the structured securities. The spread premiums were derived on the respective issuance dates of the structured securities, with reference to the issuance spread on tranches of structured securities issued by the same entities that were purchased by independent, non-affiliated third parties.

Other Liabilities

Other liabilities measured at fair value include certain securities sold under agreements to repurchase and certain securities sold but not yet purchased. Liabilities arising from securities sold under agreements to repurchase are generally treated as collateralized borrowings. We estimate the fair value of liabilities arising under these agreements by using market-observable interest rates. This methodology considers such factors as the coupon rate, yield curves and other relevant factors. Fair values for securities sold but not yet purchased are based on current market prices.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Assets and Liabilities Measured at Fair Value on a Recurring Basis

The following table presents information about assets and liabilities measured at fair value on a recurring basis, and indicates the level of the fair value measurement based on the observability of the inputs used:

December 31, 2017                                                                             Counterparty     Cash
(in millions)                                                         Level 1 Level 2 Level 3 Netting /(a)/ Collateral  Total
-----------------                                                     ------- ------- ------- ------------  ---------- -------
Assets:
   Bonds available for sale:
   U.S. government and government sponsored entities                  $    -- $   358 $   --     $  --        $  --    $   358
   Obligations of states, municipalities and political subdivisions        --   1,418     83        --           --      1,501
   Non-U.S. governments                                                    --   1,119     --        --           --      1,119
   Corporate debt                                                          --  20,069    224        --           --     20,293
   RMBS                                                                    --   3,395  2,132        --           --      5,527
   CMBS                                                                    --   4,028    269        --           --      4,297
   CDO/ABS                                                                 --     619  1,924        --           --      2,543
                                                                      ------- ------- ------     -----        -----    -------
Total bonds available for sale                                             --  31,006  4,632        --           --     35,638
                                                                      ------- ------- ------     -----        -----    -------
Other bond securities:
   Non-U.S. governments                                                    --       7     --        --           --          7
   Corporate debt                                                          --     239     --        --           --        239
   RMBS                                                                    --     184    478        --           --        662
   CMBS                                                                    --      95     37        --           --        132
   CDO/ABS                                                                 --       5    635        --           --        640
                                                                      ------- ------- ------     -----        -----    -------
Total other bond securities                                                --     530  1,150        --           --      1,680
                                                                      ------- ------- ------     -----        -----    -------
Equity securities available for sale:
   Common stock                                                             1      --     --        --           --          1
   Preferred stock                                                          4      --     --        --           --          4
                                                                      ------- ------- ------     -----        -----    -------
Total equity securities available for sale                                  5      --     --        --           --          5
                                                                      ------- ------- ------     -----        -----    -------
Other invested assets/(b)/                                                 --      --     16        --           --         16
Short-term investments                                                    326     432     --        --           --        758
Derivative assets:
   Interest rate contracts                                                 --      66     --        --           --         66
   Foreign exchange contracts                                              --      28     --        --           --         28
   Equity contracts                                                         5     298     --        --           --        303
   Counterparty netting and cash collateral                                --      --     --      (158)        (235)      (393)
                                                                      ------- ------- ------     -----        -----    -------
Total derivative assets                                                     5     392     --      (158)        (235)         4
                                                                      ------- ------- ------     -----        -----    -------
Separate account assets                                                36,260     159     --        --           --     36,419
                                                                      ------- ------- ------     -----        -----    -------
Total                                                                 $36,596 $32,519 $5,798     $(158)       $(235)   $74,520
                                                                      ======= ======= ======     =====        =====    =======
Liabilities:
Policyholder contract deposits                                        $    -- $    -- $  439     $  --        $  --    $   439
Notes payable - to affiliates                                              --      --    241        --           --        241
Derivative liabilities:
   Interest rate contracts                                                 --      31     --        --           --         31
   Foreign exchange contracts                                              --      60     --        --           --         60
   Equity contracts                                                        --      67     --        --           --         67
   Counterparty netting and cash collateral                                --      --     --      (158)          --       (158)
                                                                      ------- ------- ------     -----        -----    -------
Total derivative liabilities                                               --     158     --      (158)          --         --
                                                                      ------- ------- ------     -----        -----    -------
Total                                                                 $    -- $   158 $  680     $(158)       $  --    $   680
                                                                      ======= ======= ======     =====        =====    =======

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


December 31, 2016                                                                             Counterparty     Cash
(in millions)                                                         Level 1 Level 2 Level 3 Netting /(a)/ Collateral  Total
-----------------                                                     ------- ------- ------- ------------  ---------- -------
Assets:
Bonds available for sale:
   U.S. government and government sponsored entities                  $    -- $   345 $   --      $--         $  --    $   345
   Obligations of states, municipalities and political subdivisions        --     881     42       --            --        923
   Non-U.S. governments                                                    --     988     --       --            --        988
   Corporate debt                                                          --  19,638    180       --            --     19,818
   RMBS                                                                    --   3,204  2,133       --            --      5,337
   CMBS                                                                    --   4,137    314       --            --      4,451
   CDO/ABS                                                                 --     970  1,759       --            --      2,729
                                                                      ------- ------- ------      ---         -----    -------
Total bonds available for sale                                             --  30,163  4,428       --            --     34,591
                                                                      ------- ------- ------      ---         -----    -------
Other bond securities:
   Non-U.S. governments                                                    --       7     --       --            --          7
   Corporate debt                                                          --     224     --       --            --        224
   RMBS                                                                    --     175    507       --            --        682
   CMBS                                                                    --     119     35       --            --        154
   CDO/ABS                                                                 --       5    706       --            --        711
                                                                      ------- ------- ------      ---         -----    -------
Total other bond securities                                                --     530  1,248       --            --      1,778
                                                                      ------- ------- ------      ---         -----    -------
Equity securities available for sale:
   Common stock                                                             1      --     --       --            --          1
   Preferred stock                                                          4      --     --       --            --          4
                                                                      ------- ------- ------      ---         -----    -------
Total equity securities available for sale                                  5      --     --       --            --          5
                                                                      ------- ------- ------      ---         -----    -------
Other invested assets/(b)/                                                 --      --     12       --            --         12
Short-term investments                                                    385     382     --       --            --        767
Derivative assets:
   Interest rate contracts                                                 --     122     --       --            --        122
   Foreign exchange contracts                                              --      96     --       --            --         96
   Equity contracts                                                        15      13     --       --            --         28
   Counterparty netting and cash collateral                                --      --     --       (7)         (191)      (198)
                                                                      ------- ------- ------      ---         -----    -------
Total derivative assets                                                    15     231     --       (7)         (191)        48
                                                                      ------- ------- ------      ---         -----    -------
Separate account assets                                                32,298     171     --       --            --     32,469
                                                                      ------- ------- ------      ---         -----    -------
Total                                                                 $32,703 $31,477 $5,688      $(7)        $(191)   $69,670
                                                                      ======= ======= ======      ===         =====    =======
Liabilities:
Policyholder contract deposits                                        $    -- $    -- $  209      $--         $  --    $   209
Notes payable - to affiliates                                              --      --    183       --            --        183
Derivative liabilities:
   Foreign exchange contracts                                              --       7     --       --            --          7
   Counterparty netting and cash collateral                                --      --     --       (7)           --         (7)
                                                                      ------- ------- ------      ---         -----    -------
Total derivative liabilities                                               --       7     --       (7)           --         --
                                                                      ------- ------- ------      ---         -----    -------
Total                                                                 $    -- $     7 $  392      $(7)        $  --    $   392
                                                                      ======= ======= ======      ===         =====    =======

(a)Represents netting of derivative exposures covered by qualifying master netting agreements.
(b)Excludes investments that are measured at fair value using the NAV per share (or its equivalent), which totaled $371 million and $516 million as of December 31, 2017 and 2016, respectively.

Transfers of Level 1 and Level 2 Assets and Liabilities

Our policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. We had no significant transfers from Level 1 to Level 2 as well as transfers from Level 2 to Level 1 during 2017 and 2016.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Changes in Level 3 Recurring Fair Value Measurements

The following tables present changes during the years ended December 31, 2017 and 2016 in Level 3 assets and liabilities measured at fair value on a recurring basis, and the realized and unrealized gains (losses) related to the Level 3 assets and liabilities in the Consolidated Balance Sheets at December 31, 2017 and 2016:

                                                                                                                      Changes in
                                                                                                                      Unrealized
                                                       Net                                                               Gains
                                                     Realized                                                          (Losses)
                                                       and                    Purchases,                              Included in
                                                    Unrealized                  Sales,                                 Income on
                                            Fair      Gains                   Issuances                        Fair   Instruments
                                            Value    (Losses)      Other         and        Gross     Gross   Value     Held at
                                          Beginning  Included  Comprehensive Settlements, Transfers Transfers End of    End of
(in millions)                              of Year  in Income  Income (Loss)     Net         In        Out     Year      Year
-------------                             --------- ---------- ------------- ------------ --------- --------- ------  -----------
December 31, 2017
Assets:
Bonds available for sale:
   Obligations of states,
     municipalities and political
     subdivisions                          $   42     $  --        $  6         $  35       $ --      $  --   $   83     $ --
   Corporate debt                             180        (6)          3           (31)       186       (108)     224       --
   RMBS                                     2,133       126         122          (252)         3         --    2,132       --
   CMBS                                       314        13         (17)          (31)        11        (21)     269       --
   CDO/ABS                                  1,759         9          38           118         --         --    1,924       --
                                           ------     -----        ----         -----       ----      -----   ------     ----
Total bonds available for sale              4,428       142         152          (161)       200       (129)   4,632       --
                                           ------     -----        ----         -----       ----      -----   ------     ----
Other bond securities:
   Obligations of states, municipalities
   RMBS                                       507        67          --           (96)        --         --      478       54
   CMBS                                        35         2          --            --         --         --       37        1
   CDO/ABS                                    706        30          --          (101)        --         --      635       29
                                           ------     -----        ----         -----       ----      -----   ------     ----
Total other bond securities                 1,248        99          --          (197)        --         --    1,150       84
                                           ------     -----        ----         -----       ----      -----   ------     ----
Other invested assets                          12        --          --             4         --         --       16       --
                                           ------     -----        ----         -----       ----      -----   ------     ----
Total                                      $5,688     $ 241        $152         $(354)      $200      $(129)  $5,798     $ 84
                                           ======     =====        ====         =====       ====      =====   ======     ====
Liabilities:
Policyholder contract deposits             $ (209)    $ (66)       $ --         $(164)      $ --      $  --   $ (439)    $ 34
Notes payable - to affiliates                (183)      (58)         --            --         --         --     (241)      --
                                           ------     -----        ----         -----       ----      -----   ------     ----
Total                                      $ (392)    $(124)       $ --         $(164)      $ --      $  --   $ (680)    $ 34
                                           ======     =====        ====         =====       ====      =====   ======     ====
December 31, 2016
Assets:
Bonds available for sale:
   Obligations of states,
     municipalities and political
     subdivisions                          $   48     $  --        $  1         $  --       $ --      $  (7)  $   42     $ --
   Corporate debt                             218        (5)        (14)          (14)       192       (197)     180       --
   RMBS                                     1,918        87           9            87         36         (4)   2,133       --
   CMBS                                       537        39         (50)          (83)         2       (131)     314       --
   CDO/ABS                                  1,568         8         (29)          223         --        (11)   1,759       --
                                           ------     -----        ----         -----       ----      -----   ------     ----
Total bonds available for sale              4,289       129         (83)          213        230       (350)   4,428       --
                                           ------     -----        ----         -----       ----      -----   ------     ----
Other bond securities:
   RMBS                                       105        12          --           390         --         --      507        7
   CMBS                                        15        --          --            31         --        (11)      35       --
   CDO/ABS                                    715        23          --           (32)        --         --      706       17
                                           ------     -----        ----         -----       ----      -----   ------     ----
Total other bond securities                   835        35          --           389         --        (11)   1,248       24
                                           ------     -----        ----         -----       ----      -----   ------     ----
Other invested assets                          14        --          (2)           --         --         --       12       --
                                           ------     -----        ----         -----       ----      -----   ------     ----
Total                                      $5,138     $ 164        $(85)        $ 602       $230      $(361)  $5,688     $ 24
                                           ======     =====        ====         =====       ====      =====   ======     ====
Liabilities:
Policyholder contract deposits             $ (197)    $   9        $ --         $ (21)      $ --      $  --   $ (209)    $(16)
Notes payable - to affiliates                (143)      (40)         --            --         --         --     (183)      --
                                           ------     -----        ----         -----       ----      -----   ------     ----
Total                                      $ (340)    $ (31)       $ --         $ (21)      $ --      $  --   $ (392)    $(16)
                                           ======     =====        ====         =====       ====      =====   ======     ====

Net realized and unrealized gains and losses included in income related to Level 3 assets and liabilities shown above were reported in the Consolidated Statements of Income as follows:

                                                                          Net
                                                                        Realized
                                                                Net     Capital
                                                             Investment  Gains
(in millions)                                                  Income   (Losses) Total
-------------                                                ---------- -------- -----
December 31, 2017
   Bonds available for sale                                     $153      $(11)  $142
   Other bond securities                                          97         2     99
   Policyholder contract deposits                                 --       (66)   (66)
   Notes payable - to affiliates                                 (58)       --    (58)
                                                                ----      ----   ----
December 31, 2016
   Bonds available for sale                                     $145      $(16)  $129
   Other bond securities                                          33         2     35
   Policyholder contract deposits                                 --         9      9
   Notes payable - to affiliates                                 (40)       --    (40)
                                                                ----      ----   ----

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents the gross components of purchases, sales, issues and settlements, net, shown above:

                                                                                   Purchases,
                                                                                Sales, Issuances
(in millions)                                    Purchases Sales  Settlements and Settlements, Net*
-------------                                    --------- -----  ----------- ---------------------
December 31, 2017
Assets:
Bonds available for sale:
   Obligations of states, municipalities and
     political subdivisions                        $ 35    $  --    $    --           $  35
   Corporate debt                                     7       --        (38)            (31)
   RMBS                                             222       --       (474)           (252)
   CMBS                                              56      (34)       (53)            (31)
   CDO/ABS                                          491      (60)      (313)            118
                                                   ----    -----    -------           -----
Total bonds available for sale                      811      (94)      (878)           (161)
                                                   ----    -----    -------           -----
Other bond securities:
   RMBS                                              34      (48)       (82)            (96)
   CDO/ABS                                           --       --       (101)           (101)
                                                   ----    -----    -------           -----
Total other bond securities                          34      (48)      (183)           (197)
                                                   ----    -----    -------           -----
Other invested assets                                 4       --         --               4
                                                   ----    -----    -------           -----
Total assets                                       $849    $(142)   $(1,061)          $(354)
                                                   ====    =====    =======           =====
Liabilities:
Policyholder contract deposits                     $ --    $ (33)   $  (131)          $(164)
                                                   ----    -----    -------           -----
Total liabilities                                  $ --    $ (33)   $  (131)          $(164)
                                                   ====    =====    =======           =====

                                                                                  Purchases,
                                                                               Sales, Issuances
(in millions)                                    Purchases Sales Settlements and Settlements, Net
-------------                                    --------- ----- ----------- --------------------
December 31, 2016
Assets:
   Corporate debt                                 $   10   $ --     $ (24)           $(14)
   RMBS                                              495     --      (408)             87
   CMBS                                               26    (31)      (78)            (83)
   CDO/ABS                                           417    (38)     (156)            223
                                                  ------   ----     -----            ----
Total bonds available for sale                       948    (69)     (666)            213
                                                  ------   ----     -----            ----
Other bond securities:
   RMBS                                              424     (7)      (27)            390
   CMBS                                               33     --        (2)             31
   CDO/ABS                                            13     --       (45)            (32)
                                                  ------   ----     -----            ----
Total other bond securities                          470     (7)      (74)            389
                                                  ------   ----     -----            ----
Total assets                                      $1,418   $(76)    $(740)           $602
                                                  ======   ====     =====            ====
Liabilities:
Policyholder contract deposits                    $   --   $(59)    $  38            $(21)
                                                  ------   ----     -----            ----
Total liabilities                                 $   --   $(59)    $  38            $(21)
                                                  ======   ====     =====            ====

*  There were no issuances in 2017 and 2016.

Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized gains (losses) on instruments held at December 31, 2017 and 2016 may include changes in fair value that were attributable to both observable (e.g., changes in market interest rates) and unobservable inputs (e.g., changes in unobservable long-dated volatilities).

Transfers of Level 3 Assets and Liabilities

We record transfers of assets and liabilities into or out of Level 3 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. The net realized and unrealized gains (losses) included in income (loss) or other comprehensive income (loss) and as shown in the table above excludes $17.5 million of net losses related to assets transferred into Level 3 in 2017 and includes $8.8 million of net losses related to assets transferred out of Level 3 in 2017. The net realized and unrealized gains (losses) included in income (loss) or other comprehensive income (loss) and as shown in the table above excludes $43 million of net losses related to assets transferred into Level 3 in 2016 and includes
$44 million of net losses related to assets transferred out of Level 3 in 2016.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Transfers of Level 3 Assets

During the years ended December 31, 2017 and 2016, transfers into Level 3 assets primarily included certain investments in private placement corporate debt, RMBS, CMBS, and CDO/ABS. Transfers of private placement corporate debt and certain ABS into Level 3 assets were primarily the result of limited market pricing information that required us to determine fair value for these securities based on inputs that are adjusted to better reflect our own assumptions regarding the characteristics of a specific security or associated market liquidity. The transfers of investments in RMBS, CMBS and CDO and certain ABS into Level 3 assets were due to decreases in market transparency and liquidity for individual security types.

During the years ended December 31, 2017 and 2016, transfers out of Level 3 assets primarily included private placement and other corporate debt, CMBS, CDO/ABS, RMBS and certain investments in municipal securities. Transfers of certain investments in municipal securities, corporate debt, RMBS, CMBS and CDO/ABS out of Level 3 assets were based on consideration of market liquidity as well as related transparency of pricing and associated observable inputs for these investments. Transfers of certain investments in private placement corporate debt and certain ABS out of Level 3 assets were primarily the result of using observable pricing information that reflects the fair value of those securities without the need for adjustment based on our own assumptions regarding the characteristics of a specific security or the current liquidity in the market.

Transfers of Level 3 Liabilities

There were no significant transfers of derivative or other liabilities into or out of Level 3 for the years ended December 31, 2017 and 2016.

Quantitative Information about Level 3 Fair Value Measurements

The table below presents information about the significant unobservable inputs used for recurring fair value measurements for certain Level 3 instruments, and includes only those instruments for which information about the inputs is reasonably available to us, such as data from independent third-party valuation service providers and from internal valuation models. Because input information from third-parties with respect to certain Level 3 instruments (primarily CDO/ABS) may not be reasonably available to us, balances shown below may not equal total amounts reported for such Level 3 assets and liabilities:

                 Fair Value at
(in              December 31,
millions)            2017      Valuation Technique          Unobservable Input/(b)/         Range (Weighted Average)
---------        ------------- -------------------- ----------------------------------      ------------------------
Assets:

  Obligations
  of
  states,
  municipalities
  and
  political
  subdivisions      $   83     Discounted cash flow                              Yield                3.50% - 4.19% (3.85%)

  Corporate
  debt                 209     Discounted cash flow                              Yield                4.66% - 13.64% (9.15%)
RMBS/(a)/            2,435     Discounted cash flow           Constant prepayment rate                3.86% - 12.57% (8.21%)
                                                                         Loss severity               45.08% - 75.64% (60.36%)
                                                                 Constant default rate                3.60% - 8.61% (6.11%)
                                                                                 Yield                2.86% - 5.40% (4.13%)
CMBS                   133     Discounted cash flow                              Yield                2.88% - 7.89% (5.39%)
CDO/ABS/(a)/           998     Discounted cash flow                              Yield                3.38% - 4.74% (4.06%)

Liabilities:
Embedded
  derivatives
  within
Policyholder
  contract
  deposits:
GMWB                $  186     Discounted cash flow                  Equity volatility               06.45% - 51.25%
                                                                       Base lapse rate               00.35% - 14.00%
                                                                    Dynamic lapse rate               30.00% -170.00%
                                                                  Mortality multiplier/(c)/          40.00% - 153.00%
                                                                      Utilization rate               90.00% - 100.00%
                                                    Equity / interest-rate correlation               20.00% - 40.00%
                               Discounted cash flow                         Lapse rate
  Index
  annuities            253                                                                           00.50% - 40.00%
                                                                  Mortality multiplier/(c)/          42.00% - 162.00%
                                                                         Option budget               01.00%-04.00%

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

                               Fair Value at
                               December 31,
(in millions)                      2016      Valuation Technique    Unobservable Input/(b)/   Range (Weighted Average )
-------------                  ------------- --------------------- -------------------------- -------------------------
Assets:
Obligations of states,
  municipalities and
  political subdivisions          $   42     Discounted cash flow                      Yield             4.09% - 4.41% (4.25%)
Corporate debt                        33     Discounted cash flow                      Yield             3.64% - 9.35% (6.50%)
RMBS/(a)/                          2,495     Discounted cash flow   Constant prepayment rate             1.21% - 9.52% (5.37%)
                                                                               Loss severity            48.91% - 79.57% (64.24%)
                                                                       Constant default rate             3.12% - 9.89% (6.51%)
                                                                                       Yield             2.85% - 6.35% (4.60%)
CMBS                                  10     Discounted cash flow                      Yield             2.02% - 2.04% (2.03%)
CDO/ABS/(a)/                         602     Discounted cash flow                      Yield             4.46% - 6.22% (5.34%)

Liabilities:
Embedded derivatives within
Policyholder contract deposits:
GMWB                              $  165     Discounted cash flow          Equity volatility            13.00% - 50.00%
                                                                             Base lapse rate             0.50% - 20.00%
                                                                          Dynamic lapse rate            30.00% - 170.00%
                                                                   Mortality multiplier/(d)/            42.00% - 161.00%
                                                                            Utilization rate           100.00%
                                                                      Equity / interest rate
                                                                                 correlation            20.00% - 40.00%
Index annuities                       44     Discounted cash flow                 Lapse rate             1.00% - 66.00%
                                                                   Mortality multiplier/(d)/            50.00% - 75.00%
                                                                               Option budget             1.00% - 3.00%

(a)Information received from third-party valuation service providers. The ranges of the unobservable inputs for constant prepayment rate, loss severity and constant default rate relate to each of the individual underlying mortgage loans that comprise the entire portfolio of securities in the RMBS and CDO securitization vehicles and not necessarily to the securitization vehicle bonds (tranches) purchased by us. The ranges of these inputs do not directly correlate to changes in the fair values of the tranches purchased by us, because there are other factors relevant to the fair values of specific tranches owned by us including, but not limited to, purchase price, position in the waterfall, senior versus subordinated position and attachment points.
(b)Represents discount rates, estimates and assumptions that we believe would be used by market participants when valuing these assets and liabilities.
(c)Mortality inputs are shown as multipliers of the 2012 Individual Annuity Mortality Basic table.

The ranges of reported inputs for Obligations of states, municipalities and political subdivisions, Corporate debt, RMBS, CDO/ABS, and CMBS valued using a discounted cash flow technique consist of one standard deviation in either direction from the value-weighted average. The preceding table does not give effect to our risk management practices that might offset risks inherent in these Level 3 assets and liabilities.

Sensitivity to Changes in Unobservable Inputs

We consider unobservable inputs to be those for which market data is not available and that are developed using the best information available to us about the assumptions that market participants would use when pricing the asset or liability. Relevant inputs vary depending on the nature of the instrument being measured at fair value. The following paragraphs provide a general description of sensitivities of significant unobservable inputs along with interrelationships between and among the significant unobservable inputs and their impact on the fair value measurements. The effect of a change in a particular assumption in the sensitivity analysis below is considered independently of changes in any other assumptions. In practice, simultaneous changes in assumptions may not always have a linear effect on the inputs discussed below. Interrelationships may also exist between observable and unobservable inputs. Such relationships have not been included in the discussion below. For each of the individual relationships described below, the inverse relationship would also generally apply.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Obligations of States, Municipalities and Political Subdivisions

The significant unobservable input used in the fair value measurement of certain investments in obligations of states, municipalities and political subdivisions is yield. In general, increases in the yield would decrease the fair value of investments in obligations of states, municipalities and political subdivisions.

Corporate Debt

Corporate debt securities included in Level 3 are primarily private placement issuances that are not traded in active markets or that are subject to transfer restrictions. Fair value measurements consider illiquidity and non-transferability. When observable price quotations are not available, fair value is determined based on discounted cash flow models using discount rates based on credit spreads, yields or price levels of publicly-traded debt of the issuer or other comparable securities, considering illiquidity and structure. The significant unobservable input used in the fair value measurement of corporate debt is the yield. The yield is affected by the market movements in credit spreads and U.S. Treasury yields. In addition, the migration in credit quality of a given security generally has a corresponding effect on the fair value measurement of the security. For example, a downward migration of credit quality would increase spreads. Holding U.S. Treasury rates constant, an increase in corporate credit spreads would decrease the fair value of corporate debt.

RMBS and CDO/ABS

The significant unobservable inputs used in fair value measurements of RMBS and certain CDO/ABS valued by third-party valuation service providers are constant prepayment rates (CPR), loss severity, constant default rates (CDR) and yield.
A change in the assumptions used for the probability of default will generally be accompanied by a corresponding change in the assumption used for the loss severity and an inverse change in the assumption used for prepayment rates. In general, increases in CPR, loss severity, CDR and yield, in isolation, would result in a decrease in the fair value measurement. Changes in fair value based on variations in assumptions generally cannot be extrapolated because the relationship between the directional change of each input is not usually linear.

CMBS

The significant unobservable input used in fair value measurements for CMBS is the yield. Prepayment assumptions for each mortgage pool are factored into the yield. CMBS generally feature a lower degree of prepayment risk than RMBS because commercial mortgages generally contain a penalty for prepayment. In general, increases in the yield would decrease the fair value of CMBS.

Embedded derivatives within Policyholder contract deposits

Embedded derivatives reported within policyholder contract deposits include guaranteed minimum withdrawal benefits (GMWB) within variable annuity products and interest crediting rates based on market indices within index annuities. For any given contract, assumptions for unobservable inputs vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative. The following unobservable inputs are used for valuing embedded derivatives measured at fair value:

..   Long-term equity volatilities represent equity volatility beyond the period for which observable equity volatilities are available. Increases in assumed volatility will generally increase the fair value of both the projected cash flows from rider fees as well as the projected cash flows related to benefit payments. Therefore, the net change in the fair value of the liability may be either a decrease or an increase, depending on the relative changes in projected rider fees and projected benefit payments.

..   Equity / interest rate correlation estimates the relationship between changes in equity returns and interest rates in the economic scenario generator used to value our GMWB embedded derivatives. In general, a higher positive correlation assumes that equity markets and interest rates move in a more correlated fashion, which generally increases the fair value of the liability.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

..   Base lapse rate assumptions are determined by company experience and are adjusted at the contract level using a dynamic lapse function, which reduces the base lapse rate when the contract is in-the-money (when the contract holder's guaranteed value, as estimated by the Company, is worth more than their underlying account value). Lapse rates are also generally assumed to be lower in periods when a surrender charge applies. Increases in assumed lapse rates will generally decrease the fair value of the liability, as fewer policyholders would persist to collect guaranteed withdrawal amounts.

..   Mortality rate assumptions, which vary by age and gender, are based on company experience and include a mortality improvement assumption. Increases in assumed mortality rates will decrease the fair value of the liability, while lower mortality rate assumptions will generally increase the fair value of the liability, because guaranteed payments will be made for a longer period of time.

..   Utilization assumptions estimate the timing when policyholders with a GMWB will elect to utilize their benefit and begin taking withdrawals. The assumptions may vary by the type of guarantee, tax-qualified status, the contract's withdrawal history and the age of the policyholder. Utilization assumptions are based on company experience, which includes partial withdrawal behavior. Increases in assumed utilization rates will generally increase the fair value of the liability.

..   Option budget estimates the expected long-term cost of options used to hedge exposures associated with equity price changes. The level of option budgets determines future costs of the options, which impacts the growth in account value and the valuation of embedded derivatives.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Investments in Certain Entities Carried at Fair Value Using Net Asset Value per Share

The following table includes information related to our investments in certain other invested assets, including private equity funds, hedge funds and other alternative investments that calculate net asset value per share (or its equivalent). For these investments, which are measured at fair value on a recurring basis, we use the net asset value per share to measure fair value.

                                                            December 31, 2017             December 31, 2016
                                                        ---------------------------   ---------------------------
                                                          Fair Value                    Fair Value
                                                          Using Net                     Using Net
                                                         Asset Value                   Asset Value
                                                        Per Share (or     Unfunded    Per Share (or     Unfunded
(in millions)           Investment Category Includes    its equivalent)  Commitments  its equivalent)  Commitments
-------------          -------------------------------  ---------------  -----------  ---------------  -----------
Investment Category
Private equity funds:
   Leveraged buyout    Debt and/or equity investments
                       made as part of a transaction
                       in which assets of mature
                       companies are acquired from the
                       current shareholders, typically
                       with the use of financial
                       leverage                               $90           $50            $112           $57

   Real Estate /       Investments in real estate
   Infrastructure      properties and infrastructure
                       positions, including power
                       plants and other energy
                       generating facilities                    3             4              12             4

   Venture capital     Early-stage, high-potential,
                       growth companies expected to
                       generate a return through an
                       eventual realization event,
                       such as an initial public
                       offering or sale of the company         15             9               8            16

   Distressed          Securities of companies that
                       are in default, under
                       bankruptcy protection, or
                       troubled                                 2             1               2             1
                                                             -----          ----           -----          ----
Total private equity
  funds                                                       110            64             134            78
                                                             -----          ----           -----          ----
Hedge funds:
   Event-driven        Securities of companies
                       undergoing material structural
                       changes, including mergers,
                       acquisitions and other
                       reorganizations                         95            --             162            --

   Long-short          Securities that the manager
                       believes are undervalued, with
                       corresponding short positions
                       to hedge market risk                   151            --             154            --

   Distressed          Securities of companies that
                       are in default, under
                       bankruptcy protection or
                       troubled                                14            --              65            --

   Other               Includes investments held in
                       funds that are less liquid, as
                       well as other strategies which
                       allow for broader allocation
                       between public and private
                       investments                              1            --               1            --
                                                             -----          ----           -----          ----
Total hedge funds                                             261            --             382            --
                                                             -----          ----           -----          ----
Total                                                        $371           $64            $516           $78
                                                             =====          ====           =====          ====

Private equity fund investments included above are not redeemable, because distributions from the funds will be received when underlying investments of the funds are liquidated. Private equity funds are generally expected to have 10-year lives at their inception, but these lives may be extended at the fund manager's discretion, typically in one or two-year increments.

The hedge fund investments included above, which are carried at fair value, are generally redeemable monthly, quarterly, semi-annually and annually, as shown below, with redemption notices ranging from one day to 180 days. Certain hedge fund investments have partial contractual redemption restrictions. These partial redemption restrictions are generally related to one or more investments held in the hedge funds that the fund manager deemed to be illiquid. The majority of these contractual restrictions, which may have been put in place at the fund's inception or thereafter, have pre-defined end dates. The majority of these restrictions are generally expected to be lifted by the end of 2019.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents information regarding the expected remaining lives of our investments in private equity funds, assuming average original expected lives of 10 years for the funds, and information regarding redemptions and contractual restrictions related to our hedge fund investments:

December 31,                                                                   2017
------------                                                                   ----
Percentage of private equity fund investments with remaining lives of:
   Three years or less                                                          77%
   Between four and six years                                                    1
   Between seven and 10 years                                                   22
                                                                               ---
       Total                                                                   100%
                                                                               ===
Percentage of hedge fund investments redeemable:
   Monthly                                                                      33%
   Quarterly                                                                    32
   Semi-annually                                                                25
   Annually                                                                     10
                                                                               ---
       Total                                                                   100%
                                                                               ===
Percentage of hedge fund investments' fair value subject to contractual
  partial restrictions                                                          15%
                                                                               ===

Fair Value Option

Under the fair value option, we may elect to measure at fair value financial assets and financial liabilities that are not otherwise required to be carried at fair value. Subsequent changes in fair value for designated items are reported in earnings. We elect the fair value option for certain hybrid securities given the complexity of bifurcating the economic components associated with the embedded derivatives. Refer to Note 7 for additional information related to embedded derivatives.

Additionally, we elect the fair value option for certain alternative investments when such investments are eligible for this election. We believe this measurement basis is consistent with the applicable accounting guidance used by the respective investment company funds themselves. Refer to Note 4 for additional information on securities and other invested assets for which we have elected the fair value option.

Certain VIEs, which are securitization vehicles that we consolidate, have elected the fair value option for a tranche of their structured securities, which are included in notes payable - to affiliates. Refer to Note 9 for additional information on these VIEs.

The following table presents the difference between fair values and the aggregate contractual principal amounts of notes payable for which the fair value option was elected:

                           December 31, 2017            December 31, 2016
                      ---------------------------  ---------------------------
                            Outstanding                  Outstanding
                      Fair   Principal             Fair   Principal
 (in millions)        Value   Amount    Difference Value   Amount    Difference
 -------------        ----- ----------- ---------- ----- ----------- ----------
 Liabilities:
    Notes payable -
      to affiliates   $241     $365       $(124)   $183     $365       $(182)
                      ====     ====       =====    ====     ====       =====

The following table presents the gains or losses recorded related to the eligible instruments for which we elected the fair value option:

                                                                Gain (Loss)
Years Ended December 31,                                     -----------------
(in millions)                                                 2017  2016  2015
-------------                                                -----  ----  ----
Assets:
   Bond and equity securities                                $ 179  $ 92  $ 33
   Alternative investments/(a)/                                 13    (1)  (29)
                                                             -----  ----  ----
Liabilities:
   Notes payable - to affiliates                              (130)  (40)    6
                                                             -----  ----  ----
Total gain                                                   $  62  $ 51  $ 10
                                                             =====  ====  ====

(a)Includes certain hedge funds, private equity funds and other investment partnerships.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Interest income, dividend income and net unrealized gains (losses) on assets measured under the fair value option are recognized and included in net investment income in the Consolidated Statements of Income. Interest on liabilities measured under the fair value option is recognized in other income in the Consolidated Statements of Income. See Note 4 herein for additional information about our policies for recognition, measurement, and disclosure of interest, dividend and other income.

FAIR VALUE MEASUREMENTS ON A NON-RECURRING BASIS

We measure the fair value of certain assets on a non-recurring basis, generally quarterly, annually, or when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. These assets include cost and equity-method investments and mortgage and other loans. See Notes 4 and 5 herein for additional information about how we test various asset classes for impairment.

Impairments for other investments for the year ended December 31, 2017 primarily relate to commercial mortgage loans, the fair values of which are determined based on independent broker quotations or valuation models using unobservable inputs, as well as the estimated fair value of the underlying collateral or the present value of the expected future cash flows. Impairments for other investments for the year ended December 31, 2015 primarily related to hedge funds and private equity funds that were held for sale.

The following table presents assets measured at fair value on a non-recurring basis at the time of impairment and the related impairment charges recorded during the periods presented:

                                 Assets at Fair Value      Impairment Charges
                             ----------------------------- ------------------
                                  Non-Recurring Basis       December 31,
                             ----------------------------- ------------------
      (in millions)          Level 1 Level 2 Level 3 Total 2017   2016  2015
      -------------          ------- ------- ------- ----- ----   ----  ----
      December 31, 2017
         Other investments     $--     $--     $--    $--  $10    $--    $9
                               ---     ---     ---    ---  ---    ---    --
      December 31, 2016
         Other investments     $--     $--     $--    $--
                               ---     ---     ---    ---

FAIR VALUE INFORMATION ABOUT FINANCIAL INSTRUMENTS NOT MEASURED AT FAIR VALUE

Information regarding the estimation of fair value for financial instruments not carried at fair value (excluding insurance contracts) is discussed below.

..   Mortgage and other loans receivable: Fair values of loans on commercial real estate and other loans receivable were estimated for disclosure purposes using discounted cash flow calculations based on discount rates that we believe market participants would use in determining the price that they would pay for such assets. For certain loans, our current incremental lending rates for similar types of loans are used as the discount rates, because we believe this rate approximates the rates market participants would use. Fair values of residential mortgage loans are generally determined based on market prices, using market based adjustments for credit and servicing as appropriate. The fair values of policy loans are generally estimated based on unpaid principal amount as of each reporting date. No consideration is given to credit risk because policy loans are effectively collateralized by the cash surrender value of the policies.

..   Other invested assets: that are not measured at fair value represent our investments in Federal Home Loan Bank common stock. These investments are carried at amortized cost, which approximates fair value.

..   Cash and short-term investments: The carrying amounts of these assets approximate fair values because of the relatively short period of time between origination and expected realization, and their limited exposure to credit risk.

..   Policyholder contract deposits associated with investment-type contracts:
    Fair values for policyholder contract deposits associated with investment-type contracts not accounted for at fair value are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those of the contracts being valued. When no similar contracts are being offered, the discount rate is the appropriate swap rate (if available) or current risk-free interest rate consistent with the currency in which the cash

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

   flows are denominated. To determine fair value, other factors include current policyholder account values and related surrender charges and other assumptions include expectations about policyholder behavior and an appropriate risk margin.

..   Notes Payable: Fair values of these obligations were estimated based on discounted cash flow calculations using a discount rate that is indicative of the current market for securities with similar risk characteristics.

The following table presents the carrying amounts and estimated fair values of our financial instruments not measured at fair value, and indicates the level in the fair value hierarchy of the estimated fair value measurement based on the observability of the inputs used:

                                               Estimated Fair Value
                                          ------------------------------- Carrying
(in millions)                             Level 1 Level 2 Level 3  Total   Value
-------------                             ------- ------- ------- ------- --------
December 31, 2017
Assets:
   Mortgage and other loans receivable     $ --     $28   $ 6,992 $ 7,020 $ 6,850
   Other invested assets                     --       9        --       9       9
   Short-term investments                    --       3        --       3       3
   Cash                                     143      --        --     143     143
Liabilities:
   Policyholder contract deposits/*/         --      --    46,118  46,118  40,190
   Note payable - to third parties, net      --      --       139     139     140
                                           ----     ---   ------- ------- -------
December 31, 2016
Assets:
   Mortgage and other loans receivable     $ --     $42   $ 6,181 $ 6,223 $ 6,083
   Other invested assets                     --       9        --       9       9
   Short-term investments                    --      51        --      51      51
   Cash                                     106      --        --     106     106
Liabilities:
   Policyholder contract deposits/*/         --      --    45,417  45,417  39,560
   Note payable - to third parties, net      --      --        50      50      50
                                           ----     ---   ------- ------- -------

* Excludes embedded policy derivatives which are carried at fair value on a recurring basis.

4. INVESTMENTS

Fixed Maturity and Equity Securities

Bonds held to maturity are carried at amortized cost when we have the ability and positive intent to hold these securities until maturity. When we do not have the ability or positive intent to hold bonds until maturity, these securities are classified as available for sale or are measured at fair value at our election. None of our fixed maturity securities met the criteria for held to maturity classification at December 31, 2017 or 2016.

Fixed maturity and equity securities classified as available for sale are carried at fair value. Unrealized gains and losses from available for sale investments in fixed maturity and equity securities are reported as a separate component of accumulated other comprehensive income (AOCI), net of DAC, deferred sales inducements and deferred income taxes, in shareholder's equity. Realized and unrealized gains and losses from fixed maturity and equity securities measured at fair value at our election are reflected in net investment income. Investments in fixed maturity and equity securities are recorded on a trade-date basis.

Premiums and discounts arising from the purchase of bonds classified as available for sale are treated as yield adjustments over their estimated holding periods, until maturity, or call date, if applicable. For investments in certain RMBS, CMBS and CDO/ABS, (collectively, structured securities), recognized yields are updated based on current information regarding the timing and amount of expected undiscounted future cash flows. For high credit quality structured securities, effective yields are recalculated based on actual payments received and updated prepayment expectations, and the amortized cost is adjusted to the amount that would have existed had the new effective yield been applied since acquisition with a corresponding charge or credit to net investment income. For structured securities that are not high credit quality, effective yields are recalculated and adjusted prospectively based on changes in expected

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

undiscounted future cash flows. For purchased credit impaired (PCI) securities, at acquisition, the difference between the undiscounted expected future cash flows and the recorded investment in the securities represents the initial accretable yield, which is to be accreted into net investment income over the securities' remaining lives on an effective level-yield basis. Subsequently, effective yields recognized on PCI securities are recalculated and adjusted prospectively to reflect changes in the contractual benchmark interest rates on variable rate securities and any significant increases in undiscounted expected future cash flows arising due to reasons other than interest rate changes.

Other Securities Measured at Fair Value

Securities for which we have elected the fair value option are carried at fair value and reported in other bond securities or other common and preferred stocks in the Consolidated Balance Sheets. Changes in fair value of these assets are reported in net investment income. Interest income and dividend income on assets measured under the fair value option are recognized and included in net investment income. See Note 3 for additional information on financial assets designated under the fair value option.

Securities Available for Sale

The following table presents the amortized cost or cost and fair value of our available for sale securities:

                                                                                                              Other-Than-
                                                                      Amortized   Gross      Gross             Temporary
                                                                       Cost or  Unrealized Unrealized  Fair   Impairments
(in millions)                                                           Cost      Gains      Losses    Value  in AOCI/(a)/
-------------                                                         --------- ---------- ---------- ------- -----------
December 31, 2017
Bonds available for sale:
   U.S. government and government sponsored entities                   $   297    $   61     $  --    $   358    $ --
   Obligations of states, municipalities and political subdivisions      1,406        98        (3)     1,501      --
   Non-U.S. governments                                                  1,083        49       (13)     1,119      --
   Corporate debt                                                       19,627       830      (164)    20,293       2
   Mortgage-backed, asset-backed and collateralized:
       RMBS                                                              5,176       402       (51)     5,527     235
       CMBS                                                              4,234       104       (41)     4,297      12
       CDO/ABS                                                           2,490        61        (8)     2,543      11
                                                                       -------    ------     -----    -------    ----
Total mortgage-backed, asset-backed and collateralized                  11,900       567      (100)    12,367     258
                                                                       -------    ------     -----    -------    ----
Total bonds available for sale/(b)/                                     34,313     1,605      (280)    35,638     260
                                                                       -------    ------     -----    -------    ----
Equity securities available for sale:
   Common stock                                                              1        --        --          1      --
   Preferred stock                                                           4        --        --          4      --
                                                                       -------    ------     -----    -------    ----
Total equity securities available for sale                                   5        --        --          5      --
                                                                       -------    ------     -----    -------    ----
Total                                                                  $34,318    $1,605     $(280)   $35,643    $260
                                                                       =======    ======     =====    =======    ====
December 31, 2016
Bonds available for sale:
   U.S. government and government sponsored entities                   $   285    $   60     $  --    $   345    $ --
   Obligations of states, municipalities and political subdivisions        880        53       (10)       923      --
   Non-U.S. governments                                                  1,000        25       (37)       988      --
   Corporate debt                                                       19,287       823      (292)    19,818      (7)
   Mortgage-backed, asset-backed and collateralized:
       RMBS                                                              5,099       317       (79)     5,337     163
       CMBS                                                              4,382       128       (59)     4,451      21
       CDO/ABS                                                           2,724        38       (33)     2,729      11
                                                                       -------    ------     -----    -------    ----
   Total mortgage-backed, asset-backed and collateralized               12,205       483      (171)    12,517     195
                                                                       -------    ------     -----    -------    ----
Total bonds available for sale/(b)/                                     33,657     1,444      (510)    34,591     188
                                                                       -------    ------     -----    -------    ----
Equity securities available for sale:
   Common stock                                                              1        --        --          1      --
   Preferred stock                                                           4        --        --          4      --
                                                                       -------    ------     -----    -------    ----
Total equity securities available for sale                                   5        --        --          5      --
                                                                       -------    ------     -----    -------    ----
Total                                                                  $33,662    $1,444     $(510)   $34,596    $188
                                                                       =======    ======     =====    =======    ====

(a)Represents the amount of other-than-temporary impairments recognized in accumulated other comprehensive income. Amount includes unrealized gains and losses on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


(b)At December 31, 2017 and 2016, bonds available for sale held by us that were below investment grade or not rated totaled $4.5 billion and $4.7 billion, respectively.

Securities Available for Sale in a Loss Position

The following table summarizes the fair value and gross unrealized losses on our available for sale securities, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position:

                                                                      Less than 12 Months 12 Months or More       Total
                                                                      ------------------- ----------------- ------------------
                                                                                Gross              Gross              Gross
                                                                      Fair    Unrealized  Fair   Unrealized  Fair   Unrealized
(in millions)                                                         Value     Losses    Value    Losses    Value    Losses
-------------                                                         ------  ----------  ------ ---------- ------- ----------
December 31, 2017
Bonds available for sale:
   U.S. government and government sponsored entities                  $   18     $ --     $   --    $ --    $    18    $ --
   Obligations of states, municipalities and political subdivisions       84       --         59       3        143       3
   Non-U.S. governments                                                  129        2        115      11        244      13
   Corporate debt                                                      2,526       86      1,757      78      4,283     164
   RMBS                                                                  632       14      1,136      37      1,768      51
   CMBS                                                                1,209       15        641      26      1,850      41
   CDO/ABS                                                               223        1        141       7        364       8
                                                                      ------     ----     ------    ----    -------    ----
Total bonds available for sale                                        $4,821     $118     $3,849    $162    $ 8,670    $280
                                                                      ======     ====     ======    ====    =======    ====
December 31, 2016
Bonds available for sale:
   U.S. government and government sponsored entities                  $   16     $ --     $   --    $ --    $    16    $ --
   Obligations of states, municipalities and political subdivisions      259       10         --      --        259      10
   Non-U.S. governments                                                  447       22         61      15        508      37
   Corporate debt                                                      4,588      163        902     129      5,490     292
   RMBS                                                                1,574       53        464      26      2,038      79
   CMBS                                                                1,674       54         64       5      1,738      59
   CDO/ABS                                                             1,059       20        337      13      1,396      33
                                                                      ------     ----     ------    ----    -------    ----
Total bonds available for sale                                        $9,617     $322     $1,828    $188    $11,445    $510
                                                                      ======     ====     ======    ====    =======    ====

At December 31, 2017, we held 1,185 individual fixed maturity securities that were in an unrealized loss position, of which 381 individual fixed maturity securities were in a continuous unrealized loss position for 12 months or more. We did not recognize the unrealized losses in earnings on these fixed maturity securities at December 31, 2017 because we neither intend to sell the securities nor do we believe that it is more likely than not that we will be required to sell these securities before recovery of their amortized cost basis. For fixed maturity securities with significant declines, we performed fundamental credit analyses on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other available market data.

Contractual Maturities of Fixed Maturity Securities Available for Sale

The following table presents the amortized cost and fair value of fixed maturity securities available for sale by contractual maturity:

                                                  Total Fixed Maturity Securities Fixed Maturity Securities in a Loss
                                                     Available for Sale           Position Available for Sale
                                                  ------------------------------- -----------------------------------
(in millions)                                     Amortized Cost    Fair Value    Amortized Cost      Fair Value
-------------                                     --------------    ----------    --------------      ----------
December 31, 2017
Due in one year or less                              $   550         $   558          $   25            $   25
Due after one year through five years                  7,425           7,780             568               549
Due after five years through ten years                 7,929           8,102           2,503             2,396
Due after ten years                                    6,509           6,831           1,772             1,718
Mortgage-backed, asset-backed and collateralized      11,900          12,367           4,082             3,982
                                                     -------         -------          ------            ------
Total                                                $34,313         $35,638          $8,950            $8,670
                                                     =======         =======          ======            ======

Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay certain obligations with or without call or prepayment penalties.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table presents the gross realized gains and gross realized losses from sales or maturities of our available for sale securities:

                                         Years Ended December 31,
                           -----------------------------------------------------
                                 2017              2016              2015
                           ----------------- ----------------- -----------------
                            Gross    Gross    Gross    Gross    Gross    Gross
                           Realized Realized Realized Realized Realized Realized
(in millions)               Gains    Losses   Gains    Losses   Gains    Losses
-------------              -------- -------- -------- -------- -------- --------
Fixed maturity securities    $71      $25      $133     $130     $53      $50
Equity securities             --       --        --       --       1       --
Total                        $71      $25      $133     $130     $54      $50
                             ===      ===      ====     ====     ===      ===

In 2017, 2016, and 2015, the aggregate fair value of available-for-sale securities sold was $2.5 billion, $3.5 billion and $6.8 billion, respectively.

Other Securities Measured at Fair Value

The following table presents the fair value of other securities measured at fair value based on our election of the fair value option:

                                                        December 31, 2017           December 31, 2016
                                                   --------------------------  --------------------------
(in millions)                                      Fair Value Percent of Total Fair Value Percent of Total
-------------                                      ---------- ---------------- ---------- ----------------
Non-U.S. governments                                 $    7           -%         $    7           -%
Corporate debt                                          239          14             224          13
Mortgage-backed, asset-backed and collateralized:
   RMBS                                                 662          40             682          38
   CMBS                                                 132           8             154           9
   CDO/ABS                                              640          38             711          40
                                                     ------         ---          ------         ---
Total other bond securities                          $1,680         100%         $1,778         100%
                                                     ======         ===          ======         ===

Other Invested Assets

The following table summarizes the carrying amounts of other invested assets:

                                                                       December 31,
                                                                       -------------
(in millions)                                                           2017   2016
-------------                                                          ------ ------
Alternative investments/(a)(b)/                                        $  946 $1,170
Investment real estate/(c)/                                               185     39
Federal Home Loan Bank (FHLB) common stock                                  9      9
All other investments                                                      20     15
                                                                       ------ ------
Total                                                                  $1,160 $1,233
                                                                       ====== ======

(a)At December 31, 2017, includes hedge funds of $351 million and private equity funds of $595 million. At December 31, 2016, includes hedge funds of $550 million and private equity funds of $620 million.
(b)Approximately 47 percent of our hedge fund portfolio is available for redemption in 2018, an additional 53 percent will be available between 2019 and 2021.
(c)Net of accumulated depreciation of $1 million and $2 million at December 31, 2017 and 2016, respectively.

Other Invested Assets Carried at Fair Value

Certain hedge funds, private equity funds and other investment partnerships for which we have elected the fair value option are reported at fair value with changes in fair value recognized in net investment income. Other investments in hedge funds, private equity funds and other investment partnerships in which AIG's insurance operations do not hold aggregate interests sufficient to exercise more than minor influence over the respective partnerships are reported at fair value with changes in fair value recognized as a component of accumulated other comprehensive income. These investments are subject to other-than-temporary impairment evaluations (see discussion below on evaluating equity investments for other-than-temporary impairment).

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The gross unrealized loss recorded in accumulated other comprehensive income on such investments was $2 million at December 31, 2017, the majority of which pertains to investments in private equity funds and hedge funds that have been in continuous unrealized loss positions for less than 12 months. We did not have any gross unrealized loss recorded in 2016.

Other Invested Assets - Equity Method Investments

We account for hedge funds, private equity funds and other investment partnerships using the equity method of accounting unless our interest is so minor that we may have virtually no influence over partnership operating and financial policies, or we have elected the fair value option. Under the equity method of accounting, our carrying amount generally is our share of the net asset value of the funds or the partnerships, and changes in our share of the net asset values are recorded in net investment income. In applying the equity method of accounting, we consistently use the most recently available financial information provided by the general partner or manager of each of these investments, which is one to three months prior to the end of our reporting period. The financial statements of these investees are generally audited annually.

Summarized Financial Information of Equity Method Investees

The following is the aggregated summarized financial information of our equity method investees, including those for which the fair value option has been elected:

                                                                      Years ended December 31,
                                                                      ----------------------
(in millions)                                                          2017    2016     2015
-------------                                                         -----   ------  -------
Operating results:
   Total revenues                                                     $ 883   $   94  $ 2,067
   Total expenses                                                      (220)    (552)    (628)
                                                                      -----   ------  -------
Net income                                                            $ 663   $ (458) $ 1,439
                                                                      -----   ------  -------
                                                                                December 31,
                                                                              ---------------
(in millions)                                                                  2017     2016
-------------                                                                 ------  -------
Balance sheet:
   Total assets                                                               $8,530  $23,601
   Total liabilities                                                            (665)  (2,551)
                                                                              ------  -------

The following table presents the carrying amount and ownership percentage of equity method investments at December 31, 2017 and 2016:

                                                                      2017                      2016
                                                            ------------------------- -------------------------
                                                                           Ownership                 Ownership
(in millions, except percentages)                           Carrying Value Percentage Carrying Value Percentage
---------------------------------                           -------------- ---------- -------------- ----------
Equity method investments                                        $671       Various        $880       Various
                                                                 ----       -------        ----       -------

Summarized financial information for these equity method investees may be presented on a lag, due to the unavailability of information for the investees at our respective balance sheet dates, and is included for the periods in which we held an equity method ownership interest.

Other Investments

Also included in other invested assets are real estate held for investment or held for sale, based on management's intent. Real estate held for investment is carried at cost, less accumulated depreciation and subject to impairment review. Properties acquired through foreclosure and held for sale are carried at the lower of carrying amount or fair value less estimated costs to sell the property.

We are a member of the FHLB of Dallas and such membership requires members to own stock in the FHLB. Our FHLB stock is carried at amortized cost, which approximates fair value, and is included in other invested assets.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Net Investment Income

Net investment income represents income primarily from the following sources:

..   Interest income and related expenses, including amortization of premiums and accretion of discounts with changes in the timing and the amount of expected principal and interest cash flows reflected in yield, as applicable.

..   Dividend income from common and preferred stock.

..   Realized and unrealized gains and losses from investments in other securities and investments for which we elected the fair value option.

..   Earnings from alternative investments.

..   Interest income on mortgage, policy and other loans.

The following table presents the components of net investment income:

                                                                                Years Ended December 31,
                                                                                ------------------------
(in millions)                                                                    2017     2016    2015
-------------                                                                   ------   ------  ------
Available for sale fixed maturity securities, including short-term investments. $1,672   $1,664  $1,722
Other fixed maturity securities                                                    179       92      33
Interest on mortgage and other loans                                               313      312     302
Real estate                                                                         (2)       1      12
Alternative investments/*/                                                          72       39      76
Other investments                                                                    3        3       2
                                                                                ------   ------  ------
Total investment income                                                          2,237    2,111   2,147
Investment expenses                                                                 70       66      70
                                                                                ------   ------  ------
Net investment income                                                           $2,167   $2,045  $2,077
                                                                                ======   ======  ======

* Includes income from hedge funds and private equity funds. Hedge funds for which we elected the fair value option are recorded as of the balance sheet date. Other hedge funds are generally reported on a one-month lag, while private equity funds are generally reported on a one-quarter lag.

Net Realized Capital Gains and Losses

Net realized capital gains and losses are determined by specific identification. The net realized capital gains and losses are generated primarily from the following sources:

..   Sales or full redemptions of available for sale fixed maturity securities, available for sale equity securities, real estate and other alternative investments.

..   Reductions to the amortized cost basis of available for sale fixed maturity securities, available for sale equity securities and certain other invested assets for other-than-temporary impairments.

..   Changes in fair value of derivatives except for those instruments that are designated as hedging instruments when the change in the fair value of the hedged item is not reported in net realized capital gains and losses.

..   Exchange gains and losses resulting from foreign currency transactions.

The following table presents the components of net realized capital gains (losses):

                                                                      Years Ended December 31,
                                                                      -----------------------
(in millions)                                                          2017     2016    2015
-------------                                                          -----    -----   ----
Sales of fixed maturity securities                                    $  46    $   3    $  3
Sales of equity securities                                               --       --       1
Mortgage and other loans                                                  3        2     (22)
Investment real estate                                                    6        6      --
Alternative investments                                                  15       43       6
Derivatives                                                            (149)     (41)    192
Other                                                                    58      (65)    (44)
Other-than-temporary impairments                                        (36)     (75)    (62)
                                                                       -----    -----   ----
Net realized capital income (losses)                                  $ (57)   $(127)   $ 74
                                                                       =====    =====   ====

Evaluating Investments for Other-Than-Temporary Impairments

Fixed Maturity Securities

If we intend to sell a fixed maturity security or it is more likely than not that we will be required to sell a fixed maturity security before recovery of its amortized cost basis and the fair value of the security is below amortized cost, an other-than-temporary impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized capital losses. When assessing our intent to sell a fixed maturity security, or whether it is more likely than not that we will be required to sell a fixed maturity security before recovery of its amortized cost basis, management evaluates relevant facts and circumstances including, but not limited to, decisions to reposition our investment portfolio, sales of securities to meet cash flow needs and sales of securities to take advantage of favorable pricing.

For fixed maturity securities for which a credit impairment has occurred, the amortized cost is written down to the estimated recoverable value with a corresponding charge to realized capital losses. The estimated recoverable value is the present value of cash flows expected to be collected, as determined by management. The difference between fair value and amortized cost that is not related to a credit impairment is presented in unrealized appreciation (depreciation) of fixed maturity securities on which other-than-temporary credit impairments were recognized (a separate component of accumulated other comprehensive income).

When estimating future cash flows for structured fixed maturity securities (e.g., RMBS, CMBS, CDO, ABS) management considers historical performance of underlying assets and available market information as well as bond-specific structural considerations, such as credit enhancement and priority of payment structure of the security. In addition, the process of estimating future cash flows includes, but is not limited to, the following critical inputs, which vary by asset class:

..   Current delinquency rates;

..   Expected default rates and the timing of such defaults;

..   Loss severity and the timing of any recovery; and

..   Expected prepayment speeds.

For corporate, municipal and sovereign fixed maturity securities determined to be credit impaired, management considers the fair value as the recoverable value when available information does not indicate that another value is more relevant or reliable. When management identifies information that supports a recoverable value other than the fair value, the determination of a recoverable value considers scenarios specific to the issuer and the security, and may be based upon estimates of outcomes of corporate restructurings, political and macroeconomic factors, stability and financial strength of the issuer, the value of any secondary sources of repayment and the disposition of assets.

We consider severe price declines in our assessment of potential credit impairments. We may also modify our model inputs when we determine that price movements in certain sectors are indicative of factors not captured by the cash flow models.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


In periods subsequent to the recognition of an other-than-temporary impairment charge for available for sale fixed maturity securities that are not foreign exchange related, we prospectively accrete into earnings the difference between the new amortized cost and the expected undiscounted recoverable value over the remaining expected holding period of the security.

Credit Impairments

The following table presents a rollforward of the cumulative credit losses in other-than-temporary impairments recognized in earnings for available for sale fixed maturity securities:

                                                                 Years Ended December 31,
                                                                 -----------------------
(in millions)                                                    2017    2016     2015
-------------                                                    ----    ----     -----
Balance, beginning of year                                       $446    $532    $ 716
   Increases due to:
       Credit impairments on new securities subject to
         impairment losses                                         21      37       18
       Additional credit impairments on previously impaired
         securities                                                 8      28       14
   Reductions due to:
       Credit impaired securities fully disposed for which
         there was no prior intent or requirement to sell         (37)    (52)    (106)
       Credit impaired securities for which there is a
         current intent or anticipated requirement to sell         --      --        1
       Accretion on securities previously impaired due to
         credit/*/                                                (90)    (99)    (111)
                                                                  ----    ----    -----
Balance, end of year                                             $348    $446    $ 532
                                                                  ====    ====    =====

* Represents both accretion recognized due to changes in cash flows expected to be collected over the remaining expected term of the credit impaired securities and the accretion due to the passage of time.

Equity Securities

We evaluate our available for sale equity securities for impairment by considering such securities as candidates for other-than-temporary impairment if they meet any of the following criteria:

..   The security has traded at a significant (25 percent or more) discount to cost for an extended period of time (nine consecutive months or longer);

..   A discrete credit event has occurred resulting in (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for court-supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than the par value of their claims; or

..   We have concluded that we may not realize a full recovery on our investment, regardless of the occurrence of one of the foregoing events.

The determination that an equity security is other-than-temporarily impaired requires the judgment of management and consideration of the fundamental condition of the issuer, its near-term prospects and all the relevant facts and circumstances. In addition to the above criteria, all equity securities that have been in a continuous decline in value below cost over 12 months are impaired. We also consider circumstances of a rapid and severe market valuation decline (50 percent or more) discount to cost, in which we could not reasonably assert that the impairment period would be temporary (severity losses).

Other Invested Assets

Our equity and cost method investments in private equity funds, hedge funds and other entities are evaluated for impairment similar to the evaluation of equity securities for impairments as discussed above. Such evaluation considers market conditions, events and volatility that may impact the recoverability of the underlying investments within these private equity funds and hedge funds and is based on the nature of the underlying investments and specific inherent risks. Such risks may evolve based on the nature of the underlying investments.

Investments in real estate are periodically evaluated for recoverability whenever changes in circumstances indicate the carrying amount of an asset may be impaired. When impairment indicators are present, we compare expected investment cash flows to carrying amount. When the expected cash flows are less than the carrying amount, the investments are written down to fair value with a corresponding charge to earnings.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Purchased Credit Impaired (PCI) Securities

We purchase certain RMBS securities that have experienced deterioration in credit quality since their issuance. We determine whether it is probable at acquisition that we will not collect all contractually required payments for these PCI securities, including both principal and interest. At acquisition, the timing and amount of the undiscounted future cash flows expected to be received on each PCI security is determined based on our best estimate using key assumptions, such as interest rates, default rates and prepayment speeds. At acquisition, the difference between the undiscounted expected future cash flows of the PCI securities and the recorded investment in the securities represents the initial accretable yield, which is accreted into Net investment income over their remaining lives on an effective yield basis. Additionally, the difference between the contractually required payments on the PCI securities and the undiscounted expected future cash flows represents the non-accretable difference at acquisition. The accretable yield and the non-accretable difference will change over time, based on actual payments received and changes in estimates of undiscounted expected future cash flows, which are discussed further below.

On a quarterly basis, the undiscounted expected future cash flows associated with PCI securities are re-evaluated based on updates to key assumptions. Declines in undiscounted expected future cash flows due to further credit deterioration as well as changes in the expected timing of the cash flows can result in the recognition of an other-than-temporary impairment charge, as PCI securities are subject to our policy for evaluating investments for other-than-temporary impairment. Changes to undiscounted expected future cash flows due solely to the changes in the contractual benchmark interest rates on variable rate PCI securities will change the accretable yield prospectively. Significant increases in undiscounted expected future cash flows for reasons other than interest rate changes are recognized prospectively as adjustments to the accretable yield.

The following tables present information on our PCI securities, which are included in bonds available for sale:

(in millions)                                                          At Date of Acquisition
-------------                                                          ----------------------
Contractually required payments (principal and interest)                       $4,119
Cash flows expected to be collected/*/                                          3,505
Recorded investment in acquired securities                                      2,423
                                                                               ======

* Represents undiscounted expected cash flows, including both principal and interest

                                                                       December 31,
                                                                       -------------
(in millions)                                                           2017   2016
-------------                                                          ------ ------
Outstanding principal balance                                          $1,749 $1,908
Amortized cost                                                          1,331  1,460
Fair value                                                              1,486  1,503
                                                                       ====== ======

The following table presents activity for the accretable yield on PCI securities:

                                                                       Years Ended
                                                                       December 31,
                                                                       ----------
(in millions)                                                          2017   2016
-------------                                                          ----   ----
Balance, beginning of year                                             $812   $689
   Newly purchased PCI securities                                        48    137
   Accretion                                                            (84)   (81)
   Effect of changes in interest rate indices                            (3)    12
   Net reclassification from non-accretable difference, including
     effects of prepayments                                              90     55
                                                                       ----   ----
Balance, end of year                                                   $863   $812
                                                                       ====   ====

Pledged Investments

Secured Financing and Similar Arrangements

We enter into secured financing transactions whereby certain securities are sold under agreements to repurchase (repurchase agreements), in which we transfer securities in exchange for cash, with an agreement by us to repurchase the same or substantially similar securities. Our secured financing transactions also include those that involve the transfer of securities to financial institutions in exchange for cash (securities lending agreements). In all of these secured financing transactions, the securities transferred by us (pledged collateral) may be sold or repledged by the

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

counterparties. These agreements are recorded at their contracted amounts plus accrued interest, other than those that are accounted for at fair value.

Pledged collateral levels are monitored daily and are generally maintained at an agreed-upon percentage of the fair value of the amounts borrowed during the life of the transactions. In the event of a decline in the fair value of the pledged collateral under these secured financing transactions, we may be required to transfer cash or additional securities as pledged collateral under these agreements. At the termination of the transactions, we and our counterparties are obligated to return the amounts borrowed and the securities transferred, respectively.

The following table presents the fair value of securities pledged to counterparties under secured financing transactions, including repurchase and securities lending agreements:

                                                                       December 31,
                                                                       ------------
(in millions)                                                          2017   2016
-------------                                                          ----   ----
Fixed maturity securities available for sale                           $254   $238
Other bond securities, at fair value                                    220    231
                                                                        ====  ====

Amounts borrowed under repurchase and securities lending agreements totaled $468 million and $465 million at December 31, 2017 and 2016, respectively.

The following table presents the fair value of securities pledged under our repurchase and securities lending agreements by collateral type and by remaining contractual maturity:

                                      Remaining Contractual Maturity of the Agreements
                                      --------------------------------------------


                                      Overnight                          Greater
                                         and         Up to 30            Than 90
(in millions)                         Continuous       days   31-90 days  days   Total
-------------                         ----------     -------- ---------- ------- -----
December 31, 2017
Repurchase agreements:
   Bonds available for sale:
       Non U.S. government               $--           $  3      $  4      $--   $  7
       Corporate debt                     --             --         6       --      6
   Other bond securities:
       Non-U.S. government                --             --         7       --      7
       Corporate debt                     --             40       173       --    213
                                         ---           ----      ----      ---   ----
Total repurchase agreements               --             43       190       --    233
                                         ---           ----      ----      ---   ----
Securities lending agreements:
   Bonds available for sale:
       Corporate debt                     --             89       152       --    241
                                         ---           ----      ----      ---   ----
Total securities lending agreements       --             89       152       --    241
                                         ---           ----      ----      ---   ----
Total secured financing transactions     $--           $132      $342      $--   $474
                                         ===           ====      ====      ===   ====
December 31, 2016
Repurchase agreements:
   Other bond securities:
       Non-U.S. government               $--           $ --      $ --      $ 7   $  7
       Corporate debt                     --             47       106       71    224
                                         ---           ----      ----      ---   ----
Total repurchase agreements               --             47       106       78    231
                                         ---           ----      ----      ---   ----
Securities lending agreements:
   Bonds available for sale:
       Non-U.S. government                --             --        16       --     16
       Corporate debt                     --             --       217       --    217
       CMBS                               --             --         5       --      5
                                         ---           ----      ----      ---   ----
Total securities lending agreements       --             --       238       --    238
                                         ---           ----      ----      ---   ----
Total secured financing transactions     $--           $ 47      $344      $78   $469
                                         ===           ====      ====      ===   ====

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Insurance - Statutory and Other Deposits

Total carrying values of cash and securities we deposited under requirements of regulatory authorities were $4 million and $3 million at December 31, 2017 and 2016, respectively.

Other Pledges

We are members of the FHLB of Dallas and such membership requires the members to own stock in the FHLB. We owned $9 million of stock in the FHLB at both December 31, 2017 and 2016. Pursuant to the membership terms, we have elected to pledge such stock to the FHLB. In addition, we had pledged securities with a fair value of $136 million and $164 million at December 31, 2017 and 2016, respectively, to provide adequate collateral for potential advances from the FHLB.

5. LENDING ACTIVITIES

Mortgage and other loans receivable include commercial mortgages, residential mortgages, life insurance policy loans, commercial loans, and other loans and notes receivable. Commercial mortgages, residential mortgages, commercial loans, and other loans and notes receivable are carried at unpaid principal balances less allowance for credit losses and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on such loans is accrued as earned.

Direct costs of originating commercial mortgages, commercial loans, and other loans and notes receivable, net of nonrefundable points and fees, are deferred and included in the carrying amount of the related receivables. The amount deferred is amortized to income as an adjustment to earnings using the interest method. Premiums and discounts on purchased residential mortgages are also amortized to income as an adjustment to earnings using the interest method.

Life insurance policy loans are carried at unpaid principal balances. There is no allowance for policy loans because these loans serve to reduce the death benefit paid when the death claim is made and the balances are effectively collateralized by the cash surrender value of the policy.

The following table presents the composition of mortgages and other loans receivable:

                                                                   December 31,
                                                                  --------------
(in millions)                                                      2017    2016
-------------                                                     ------  ------
Commercial mortgages/*/                                           $5,474  $4,712
Residential mortgages                                                708     535
Life insurance policy loans                                          653     683
Commercial loans, other loans and notes receivable                    59     198
                                                                  ------  ------
Total mortgage and other loans receivable                          6,894   6,128
Allowance for losses                                                 (44)    (45)
                                                                  ------  ------
Mortgage and other loans receivable, net                          $6,850  $6,083
                                                                  ======  ======

* Commercial mortgages primarily represent loans for office, apartments and retail, with exposures in New York and California representing the largest geographic concentrations (24 percent and 14 percent, respectively, at December 31, 2017 and 25 percent and 12 percent, respectively, at December 31, 2016).

Nonperforming loans are generally those loans where payment of contractual principal or interest is more than 90 days past due. Nonperforming mortgages were not significant for all periods presented.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents the credit quality performance indicators for commercial mortgages:

                           Number                       Class                                  Percent
                             of   -------------------------------------------------              of
(dollars in millions)      Loans  Apartments Offices Retail Industrial Hotel Others Total/(c)/ Total $
---------------------      ------ ---------- ------- ------ ---------- ----- ------ ---------  -------
December 31, 2017
Credit Quality Indicator:
   In good standing         253     $1,586   $1,606  $1,315    $237    $530   $181   $5,455      100%
   Restructured/(a)/          2         --       15       4      --      --     --       19       --
                            ---     ------   ------  ------    ----    ----   ----   ------      ---
Total/(b)/                  255     $1,586   $1,621  $1,319    $237    $530   $181   $5,474      100%
                                    ======   ======  ======    ====    ====   ====   ======      ===
Allowance for losses                $   12   $   19  $    9    $  1    $  2   $  1   $   44        1%
                                    ======   ======  ======    ====    ====   ====   ======      ===
December 31, 2016
Credit Quality Indicator:
   In good standing         252     $1,197   $1,366  $1,164    $314    $460   $162   $4,663       99%
   Restructured/(a)/          2         --       49      --      --      --     --       49        1
                            ---     ------   ------  ------    ----    ----   ----   ------      ---
Total/(b)/                  254     $1,197   $1,415  $1,164    $314    $460   $162   $4,712      100%
                                    ======   ======  ======    ====    ====   ====   ======      ===
Allowance for losses                $    6   $   16  $   10    $  7    $  2   $  1   $   42        1%
                                    ======   ======  ======    ====    ====   ====   ======      ===

(a)Loans that have been modified in troubled debt restructurings and are performing according to their restructured terms. See discussion of troubled debt restructurings below.
(b)Does not reflect allowance for credit losses.
(c)Our commercial loan portfolio is current as to payments of principal and interest. There were no significant amounts of nonperforming commercial mortgages (defined as those loans where payment of contractual principal or interest is more than 90 days past due) during any of the periods presented.

Methodology Used to Estimate the Allowance for Credit Losses

Mortgage and other loans receivable are considered impaired when collection of all amounts due under contractual terms is not probable. Impairment is measured using either i) the present value of expected future cash flows discounted at the loan's effective interest rate, ii) the loan's observable market price, if available, or iii) the fair value of the collateral if the loan is collateral dependent. Impairment of commercial mortgages is typically determined using the fair value of collateral while impairment of other loans is typically determined using the present value of cash flows or the loan's observable market price. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance amounts are established for incurred but not specifically identified impairments, based on statistical models primarily driven by past due status, debt service coverage, loan-to-value ratio, property type and location, loan term, profile of the borrower and of the major property tenants, and loan seasoning. When all or a portion of a loan is deemed uncollectible, the uncollectible portion of the carrying amount of the loan is charged off against the allowance.

Interest income is not accrued when payment of contractual principal and interest is not expected. Any cash received on impaired loans is generally recorded as a reduction of the current carrying amount of the loan. Accrual of interest income is generally resumed when delinquent contractual principal and interest is repaid or when a portion of the delinquent contractual payments are made and the ongoing required contractual payments have been made for an appropriate period.

A significant majority of commercial mortgages in the portfolio are non-recourse loans and, accordingly, the only guarantees are for specific items that are exceptions to the non-recourse provisions. It is therefore extremely rare for us to have cause to enforce the provisions of a guarantee on a commercial real estate or mortgage loan.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents a rollforward of the changes in the allowance for credit losses on mortgage and other loans receivable:

                                                 2017                   2016                   2015
                                        ---------------------  ---------------------  ---------------------
Years Ended December 31,
------------------------                Commercial Other       Commercial Other       Commercial Other
(in millions)                           Mortgages  Loans Total Mortgages  Loans Total Mortgages  Loans Total
-------------                           ---------- ----- ----- ---------- ----- ----- ---------- ----- -----
Allowance, beginning of year               $42      $ 3   $45     $50      $ 2   $52     $36      $--   $36
   Additions (reductions) to allowance.      8       (3)    5      (3)       1    (2)     19        2    21
   Charge-offs, net of recoveries......     (6)      --    (6)     (5)      --    (5)     (5)      --    (5)
                                           ---      ---   ---     ---      ---   ---     ---      ---   ---
Allowance, end of year                     $44      $--   $44     $42      $ 3   $45     $50      $ 2   $52
                                           ===      ===   ===     ===      ===   ===     ===      ===   ===

The following table presents information on mortgage loans individually assessed for credit losses:

                                                              Years Ended December 31,
                                                              -----------------------
 (in millions)                                                2017    2016     2015
 -------------                                                ----    ----     ----
 Impaired loans with valuation allowances                     $ 4     $ 57     $125
 Impaired loans without valuation allowances                   15       49       83
                                                              ---      ----     ----
    Total impaired loans                                       19      106      208
 Valuation allowances on impaired loans                        (1)      (8)     (20)
                                                              ---      ----     ----
    Impaired loans, net                                       $18     $ 98     $188
                                                              ===      ====     ====
 Interest income on impaired loans                            $ 5     $ 11     $  8
                                                              ===      ====     ====

Troubled Debt Restructurings

We modify loans to optimize their returns and improve their collectability, among other things. When we undertake such a modification with a borrower that is experiencing financial difficulty and the modification involves us granting a concession to the troubled debtor, the modification is a troubled debt restructuring (TDR). We assess whether a borrower is experiencing financial difficulty based on a variety of factors, including the borrower's current default on any of its outstanding debt, the probability of a default on any of its debt in the foreseeable future without the modification, the insufficiency of the borrower's forecasted cash flows to service any of its outstanding debt (including both principal and interest), and the borrower's inability to access alternative third-party financing at an interest rate that would be reflective of current market conditions for a non-troubled debtor. Concessions granted may include extended maturity dates, interest rate changes, principal or interest forgiveness, payment deferrals and easing of loan covenants.

For the twelve-month period ended December 31, 2017, loans with a carrying value of $25 million were modified in troubled debt restructurings. There were no commercial mortgage loans that had been modified in a TDR at December 31, 2016.

6. REINSURANCE

We assume reinsurance from other insurance companies. We are also a reinsurer for the guaranteed minimum income benefit (GMIB), guaranteed minimum withdrawal benefit (GMWB) and guaranteed minimum death benefit (GMDB) on certain variable annuities issued in Japan by MetLife Insurance K.K. (formerly American Life Insurance Company, a former subsidiary of AIG Parent). New business under this reinsurance arrangement was no longer accepted after March 31, 2009. We recorded liabilities for the amount of reserves calculated for the GMIB, GMWB and GMDB provisions of this reinsurance arrangement, which totaled $25 million and $30 million at December 31, 2017 and 2016, respectively.

7. DERIVATIVES AND HEDGE ACCOUNTING

We use derivatives and other financial instruments as part of our financial risk management programs and as part of our investment operations. Interest rate derivatives (such as interest rate swaps) are used to manage interest rate risk associated with embedded derivatives in insurance contract liabilities and with fixed maturity securities, as well as other interest rate sensitive assets and liabilities. Foreign exchange derivatives (principally foreign exchange swaps and forwards) are used to economically mitigate risk associated with non U.S. dollar denominated transactions, primarily investments.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


We hedge our economic exposure to market risk related to variable annuity products with riders that guarantee a certain level of benefits. Our variable annuity hedging program is designed to offset certain changes in the economic value of these guarantee features, within established thresholds. The hedging program is designed to provide additional protection against large and combined movements in interest rates, equity prices, credit spreads and market volatility under multiple scenarios. In addition to risk-mitigating features in our variable annuity product design, and the use of certain fixed income securities with a fair value option election to manage interest rate and credit spread exposures, our variable annuity hedging program utilizes various derivative instruments, including but not limited to equity options, futures contracts, interest rate swaps and swaption contracts, as well as other hedging instruments. Our exchange-traded index futures contracts have no recorded fair value as they are cash settled daily. In addition to hedging activities, we also enter into derivative instruments as a part of our investment operations, which may include, among other things, purchases of investments with embedded derivatives, such as equity-linked notes and convertible bonds.

Interest rate, currency and equity swaps, swaptions, options and forward transactions are accounted for as derivatives, recorded on a trade-date basis and carried at fair value. Unrealized gains and losses are reflected in income, when appropriate. Aggregate asset or liability positions are netted on the Consolidated Balance Sheets only to the extent permitted by qualifying master netting arrangements in place with each respective counterparty. Cash collateral posted with counterparties in conjunction with transactions supported by qualifying master netting arrangements is reported as a reduction of the corresponding net derivative liability, while cash collateral received in conjunction with transactions supported by qualifying master netting arrangements is reported as a reduction of the corresponding net derivative asset.

We have elected to present all derivative receivables and derivative payables, and the related cash collateral received and paid, on a net basis on our Consolidated Balance Sheets when a legally enforceable International Swaps and Derivative Association, Inc. (ISDA) Master Agreement exists between us and our derivative counterparty. An ISDA Master Agreement is an agreement governing multiple derivative transactions between two counterparties. The ISDA Master Agreement generally provides for the net settlement of all, or a specified group, of these derivative transactions, as well as transferred collateral, through a single payment, and in a single currency, as applicable. The net settlement provisions apply in the event of a default on, or affecting any, one derivative transaction or a termination event affecting all, or a specified group of, derivative transactions governed by the ISDA Master Agreement.

Derivatives, with the exception of embedded derivatives, are measured at fair value and presented within other assets and other liabilities in the Consolidated Balance Sheets. Embedded derivatives are generally presented with the host contract in the Consolidated Balance Sheets. A bifurcated embedded derivative is measured at fair value and accounted for in the same manner as a free standing derivative contract. The corresponding host contract is accounted for according to the accounting guidance applicable for that instrument. See Notes 3 and 11 for additional information on our embedded derivatives, which are primarily related to guarantee features in variable annuity products, and include equity and interest rate components.

We believe our economic hedging instruments have been and remain economically effective, but for the most part they have not been designated as hedges receiving hedge accounting treatment. Changes in the fair value of derivatives not designated as hedges are reported within net realized capital gains and losses. Certain swaps associated with available-for-sale investments have been designated as fair value hedges. Changes in fair value hedges of available-for-sale securities are reported in net realized capital gains (losses) along with changes in the hedged item.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table presents the notional amounts and the fair value of derivative assets and liabilities, excluding embedded derivatives:

                                                             December 31, 2017                December 31, 2016
                                                      ------------------------------    -------------------------------
                                                      Gross Derivative Gross Derivative Gross Derivative Gross Derivative
                                                          Assets         Liabilities        Assets        Liabilities
                                                      --------------   --------------   --------------   ---------------
                                                      Notional  Fair   Notional  Fair   Notional  Fair   Notional  Fair
(in millions)                                          Amount   Value   Amount   Value   Amount   Value   Amount   Value
-------------                                         --------  -----  --------  -----  --------  -----  --------  -----
Derivatives designated as
   hedging instruments:/(a)/
   Interest rate contracts                             $   --   $  --   $    4   $  --   $   --   $  --    $ 39     $--
   Foreign exchange contracts                             204      16      608      48      508      56     119       6
Derivatives not designated
   as hedging instruments:/(a)/
   Interest rate contracts                              2,974      66      288      31    4,959     122     101      --
   Foreign exchange contracts                             201      12      529      12      613      40     125       1
   Equity contracts                                     4,423     303      729      67    2,181      28     308      --
                                                       ------   -----   ------   -----   ------   -----    ----     ---
Total derivatives, gross                               $7,802     397   $2,158     158   $8,261     246    $692       7
                                                       ------   -----   ------   -----   ------   -----    ----     ---
Counterparty netting/(b)/                                        (158)            (158)              (7)             (7)
Cash collateral/(c)/                                             (235)              --             (191)             --
                                                                -----   ------   -----   ------   -----    ----     ---
Total derivatives included in Other Assets and Other
  Liabilities, respectively/(d)/                                $   4            $  --            $  48             $--
                                                                =====   ======   =====   ======   =====    ====     ===

(a)Fair value amounts are shown before the effects of counterparty netting adjustments and offsetting cash collateral.
(b)Represents netting of derivative exposures covered by a qualifying master netting agreement.
(c)Represents cash collateral posted and received that is eligible for netting.
(d)Excludes embedded derivatives. Fair value of assets related to bifurcated embedded derivatives was zero at both December 31, 2017 and 2016. Fair value of liabilities related to bifurcated embedded derivatives was $439 million and $209 million, respectively, at December 31, 2017 and 2016.

The following table presents the changes in the fair value of derivative instruments and the classification of these changes in the Consolidated Statements of Income:

                                                                       Years Ended December 31,
                                                                       -----------------------
(in millions)                                                           2017    2016    2015
-------------                                                           -----   ----    ----
Derivative instruments in fair value hedging relationships*:
   Foreign exchange contracts                                          $  (2)   $(11)   $  4
                                                                        -----    ----    ----
Total                                                                  $  (2)   $(11)   $  4
                                                                        =====    ====    ====
Derivatives not designated as hedging instruments by derivative type:
   Interest rate contracts                                             $   3    $(36)   $ 66
   Foreign exchange contracts                                            (53)     64      48
   Equity contracts                                                      (56)    (97)    (28)
   Embedded derivatives                                                  (41)     39     102
                                                                        -----    ----    ----
Total                                                                  $(147)   $(30)   $188
                                                                        =====    ====    ====
By classification:
   Net realized capital gains (losses)                                 $(149)   $(41)   $192
                                                                        -----    ----    ----
Total                                                                  $(149)   $(41)   $192
                                                                        =====    ====    ====

* The amounts presented do not include periodic net coupon settlements of derivative contract or coupon income (expense) related to the hedged item.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

8. DEFERRED POLICY ACQUISITION COSTS AND DEFERRED SALES INDUCEMENTS

Deferred Policy Acquisition Costs

Deferred policy acquisition costs (DAC) represent those costs that are incremental and directly related to the successful acquisition of new or renewal of existing insurance contracts. We defer incremental costs that result directly from, and are essential to, the acquisition or renewal of an insurance contract. Such deferred policy acquisition costs generally include agent or broker commissions and bonuses, and medical and inspection fees that would not have been incurred if the insurance contract had not been acquired or renewed. Each cost is analyzed to assess whether it is fully deferrable. We partially defer costs, including certain commissions, when we do not believe that the entire cost is directly related to the acquisition or renewal of insurance contracts.

We also defer a portion of employee total compensation and payroll-related fringe benefits directly related to time spent performing specific acquisition or renewal activities, including costs associated with the time spent on underwriting, policy issuance and processing, and sales force contract selling. The amounts deferred are derived based on successful efforts for each distribution channel and/or cost center from which the cost originates.

Long-duration insurance contracts: Policy acquisition costs for life-contingent products are generally deferred and amortized, with interest, over the premium paying period. The assumptions used to calculate the benefit liabilities and DAC for these traditional products are set when a policy is issued and do not change with changes in actual experience, unless a loss recognition event occurs. These "locked-in" assumptions include mortality, morbidity, persistency, maintenance expenses and investment returns, and include margins for adverse deviation to reflect uncertainty given that actual experience might deviate from these assumptions. A loss recognition event occurs when there is a shortfall between the carrying amount of future policy benefit liabilities, net of DAC, and what the future policy benefit liabilities, net of DAC, would be when applying updated current assumptions. When we determine a loss recognition event has occurred, we first reduce any DAC related to that block of business through amortization of acquisition expense, and after DAC is depleted, we record additional liabilities through a charge to policyholder benefits. Groupings for loss recognition testing are consistent with our manner of acquiring, servicing and measuring the profitability of the business and applied by product groupings. Once loss recognition has been recorded for a block of business, the old assumption set is replaced and the assumption set used for the loss recognition would then be subject to the lock-in principle.

Investment-oriented contracts: Policy acquisition costs and policy issuance costs related to universal life and investment-type products (collectively, investment-oriented products) are deferred and amortized, with interest, in relation to the incidence of estimated gross profits to be realized over the estimated lives of the contracts. Estimated gross profits include net investment income and spreads, net realized capital gains and losses, fees, surrender charges, expenses, and mortality gains and losses. In each reporting period, current period amortization expense is adjusted to reflect actual gross profits. If estimated gross profits change significantly, DAC is recalculated using the new assumptions, and any resulting adjustment is included in income. If the new assumptions indicate that future estimated gross profits are higher than previously estimated, DAC will be increased resulting in a decrease in amortization expense and increase in income in the current period; if future estimated gross profits are lower than previously estimated, DAC will be decreased resulting in an increase in amortization expense and decrease in income in the current period. Updating such assumptions may result in acceleration of amortization in some products and deceleration of amortization in other products. DAC is grouped consistent with the manner in which the insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the current and projected future profitability of the underlying insurance contracts.

To estimate future estimated gross profits for variable annuity products, a long-term annual asset growth assumption is applied to determine the future growth in assets and related asset-based fees. In determining the asset growth rate, the effect of short-term fluctuations in the equity markets is partially mitigated through the use of a "reversion to the mean" methodology whereby short-term asset growth above or below long-term annual rate assumptions impacts the growth assumption applied to the five-year period subsequent to the current balance sheet date. The reversion to the mean methodology allows us to maintain our long-term growth assumptions, while also giving consideration to the effect of actual investment performance. When actual performance significantly deviates from the annual long-term growth

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

assumption, as evidenced by growth assumptions in the five-year reversion to the mean period falling below a certain rate (floor) or above a certain rate
(cap) for a sustained period, judgment may be applied to revise or "unlock" the growth rate assumptions to be used for both the five-year reversion to the mean period as well as the long-term annual growth assumption applied to subsequent periods.

Shadow DAC and Shadow Loss Recognition: DAC related to investment-oriented products is also adjusted to reflect the effect of unrealized gains or losses on fixed maturity and equity securities available for sale on estimated gross profits, with related changes recognized through other comprehensive income (shadow DAC). The adjustment is made at each balance sheet date, as if the securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. Similarly, for long-duration traditional insurance contracts, if the assets supporting the liabilities are in a net unrealized gain position at the balance sheet date, loss recognition testing assumptions are updated to exclude such gains from future cash flows by reflecting the impact of reinvestment rates on future yields. If a future loss is anticipated under this basis, any additional shortfall indicated by loss recognition tests is recognized as a reduction in accumulated other comprehensive income (shadow loss recognition). Similar to other loss recognition on long-duration insurance contracts, such shortfall is first reflected as a reduction in DAC and secondly as an increase in liabilities for future policy benefits. The change in these adjustments, net of tax, is included with the change in net unrealized appreciation of investments that is credited or charged directly to other comprehensive income.

Internal Replacements of Long-duration and Investment-oriented Products: For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If the modification does not substantially change the contract, we do not change the accounting and amortization of existing DAC and related actuarial balances. If an internal replacement represents a substantial change, the original contract is considered to be extinguished and any related DAC or other policy balances are charged or credited to income, and any new deferrable costs associated with the replacement contract are deferred.

The following table presents a rollforward of DAC:

                                                                             Years Ended December 31,
                                                                             -----------------------
(in millions)                                                                2017     2016    2015
-------------                                                                ----     -----   ----
Balance, beginning of year                                                   $955    $ 964    $800
   Acquisition costs deferred                                                  80       80      78
   Accretion of interest/amortization                                         (96)    (105)    (91)
   Effect of unlocking assumptions used in estimating future gross profits     11      (43)     41
   Effect of realized gains/loss on securities                                 (5)      13      30
   Effect of unrealized gains/loss on securities                              (57)      45     106
   Increase due to foreign exchange                                            --        1      --
                                                                             ------  -------  ------
Balance, end of year                                                         $888    $ 955    $964
                                                                             ======  =======  ======

Deferred Sales Inducements

We offer sales inducements, which include enhanced crediting rates or bonus payments to contract holders (bonus interest) on certain annuity and investment contract products. Sales inducements provided to the contract holder are recognized in policyholder contract deposits in the Consolidated Balance Sheets. Such amounts are deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC. To qualify for such accounting treatment, the bonus interest must be explicitly identified in the contract at inception. We must also demonstrate that such amounts are incremental to amounts we credit on similar contracts without bonus interest, and are higher than the contract's expected ongoing crediting rates for periods after the bonus period. The amortization expense associated with these assets is reported within interest credited to policyholder account balances in the Consolidated Statements of Income.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents a rollforward of deferred sales inducements:

                                                                             Years Ended December 31,
                                                                             -----------------------
(in millions)                                                                2017     2016    2015
-------------                                                                ----     ----    ----
Balance, beginning of year                                                   $196     $195    $162
   Acquisition costs deferred                                                  14       14      14
   Accretion of interest/amortization                                         (19)     (23)    (17)
   Effect of unlocking assumptions used in estimating future gross profits      2       (4)      8
   Effect of realized gains/loss on securities                                 --        4       6
   Effect of unrealized gains/loss on securities                              (13)      10      22
                                                                              ----     ----    ----
Balance, end of year                                                         $180     $196    $195
                                                                              ====     ====    ====

The asset management operations defer distribution costs that are directly related to the sale of mutual funds that have a 12b-1 distribution plan and/or contingent deferred sales charge feature (collectively, Distribution Fee Revenue). We amortize these deferred distribution costs on a straight-line basis, adjusted for redemptions, over a period ranging from one year to eight years depending on share class. Amortization of these deferred distribution costs is increased if at any reporting period the value of the deferred amount exceeds the projected Distribution Fee Revenue. The projected Distribution Fee Revenue is impacted by estimated future withdrawal rates and the rates of market return. Management uses historical activity to estimate future withdrawal rates and average annual performance of the equity markets to estimate the rates of market return.

9. VARIABLE INTEREST ENTITIES

A variable interest entity (VIE) is a legal entity that does not have sufficient equity at risk to finance its activities without additional subordinated financial support or is structured such that equity investors lack the ability to make significant decisions relating to the entity's operations through voting rights or do not substantively participate in the gains and losses of the entity. Consolidation of a VIE by its primary beneficiary is not based on majority voting interest, but is based on other criteria discussed below.

We enter into various arrangements with VIEs in the normal course of business and consolidate the VIEs when we determine we are the primary beneficiary. This analysis includes a review of the VIE's capital structure, related contractual relationships and terms, nature of the VIE's operations and purpose, nature of the VIE's interests issued and our involvement with the entity. When assessing the need to consolidate a VIE, we evaluate the design of the VIE as well as the related risks the entity was designed to expose the variable interest holders to.

The primary beneficiary is the entity that has both (1) the power to direct the activities of the VIE that most significantly affect the entity's economic performance and (2) the obligation to absorb losses or the right to receive benefits that could be potentially significant to the VIE. While also considering these factors, the consolidation conclusion depends on the breadth of our decision-making ability and our ability to influence activities that significantly affect the economic performance of the VIE.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table presents the total assets and total liabilities associated with our variable interests in consolidated VIEs, as classified in the Consolidated Balance Sheets:

                                                                       Securitization
(in millions)                                                          Vehicles/(a)/
-------------                                                          --------------
December 31, 2017
Assets:
   Bonds available for sale                                                $2,241
   Other bond securities                                                      374
   Mortgage and other loans receivable                                        114
   Other/(b)/                                                                 467
                                                                           ------
Total assets/(c)/                                                          $3,196
                                                                           ======
Liabilities:
   Notes payable - to affiliates                                           $  241
   Notes payable - to third parties                                            50
   Other/(d)/                                                                  41
                                                                           ------
Total liabilities                                                          $  332
                                                                           ======
December 31, 2016
Assets:
   Bonds available for sale                                                $2,913
   Other bond securities                                                      365
   Mortgage and other loans receivable                                        198
   Other/(b)/                                                                 350
                                                                           ------
Total assets/(c)/                                                          $3,826
                                                                           ======
Liabilities:
   Notes payable - to affiliates                                           $  183
   Notes payable - to third parties                                            50
   Other/(d)/                                                                   6
                                                                           ------
Total liabilities                                                          $  239
                                                                           ======

(a)At December 31, 2017 and 2016, $2.8 billion and $3.4 billion, respectively, of the total assets of consolidated vehicles were owed to VALIC Parent or its subsidiaries
(b)Comprised primarily of short-term investments and other assets at both December 31, 2017 and 2016.
(c)The assets of each VIE can be used only to settle specific obligations of that VIE.
(d)Comprised primarily of amounts due to related parties and other liabilities, at fair value, at both December 31, 2017 and 2016.

We calculate our maximum exposure to loss to be (i) the amount invested in the debt or equity of the VIE, (ii) the notional amount of VIE assets or liabilities where we have also provided credit protection to the VIE with the VIE as the referenced obligation, and (iii) other commitments and guarantees to the VIE. Interest holders in VIEs sponsored by us generally have recourse only to the assets and cash flows of the VIEs and do not have recourse to us, except in limited circumstances when we have provided a guarantee to the VIE's interest holders.

The following table presents total assets of unconsolidated VIEs in which we hold a variable interest, as well as our maximum exposure to loss associated with these VIEs:

                                                          Maximum Exposure to Loss
                                              --------- -----------------------------
                                              Total VIE On-Balance Off-Balance
(in millions)                                  Assets   Sheet/(a)/    Sheet    Total
-------------                                 --------- ---------- ----------- ------
December 31, 2017
   Real estate and investment entities/(b)/    $85,455    $  671      $110     $  781
   Securitization vehicles                       3,445       675        --        675
                                               -------    ------      ----     ------
Total                                          $88,900    $1,346      $110     $1,456
                                               =======    ======      ====     ======
December 31, 2016
   Real estate and investment entities/(b)/    $87,089    $  977      $133     $1,110
   Securitization vehicles                       2,114       530        --        530
                                               -------    ------      ----     ------
Total                                          $89,203    $1,507      $133     $1,640
                                               =======    ======      ====     ======

(a)At December 31, 2017 and 2016, $671 million and $977 million, respectively, of our total unconsolidated VIE assets were recorded as other invested assets and $675 million and $530 million, respectively, were recorded as bonds available for sale.
(b)Comprised primarily of hedge funds and private equity funds.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Real Estate and Investment Entities

Through an affiliate, AIG Global Real Estate, we are an investor in various real estate investment entities, some of which are VIEs. These investments are typically with unaffiliated third-party developers via a partnership or limited liability company structure. The VIEs' activities consist of the development or redevelopment of commercial, industrial and residential real estate. Our involvement varies from being a passive equity investor or finance provider.

We participate as passive investors in the equity issued by certain third-party-managed hedge and private equity funds that are VIEs. Typically, we are not involved in the design or establishment of these VIEs, nor do they actively participate in the management of the VIEs.

Securitization Vehicles

We created certain VIEs that hold investments, primarily in investment-grade debt securities, residential mortgage loans and commercial mortgage loans, and issued beneficial interests in these investments. We own the majority of these beneficial interests and we maintain the power to direct the activities of the VIEs that most significantly impact their economic performance and bear the obligation to absorb losses or receive benefits from the entities that could potentially be significant to the entities. Accordingly, we consolidate these entities, and beneficial interests issued to third-parties or affiliates by these entities are reported as notes payable. For certain VIEs where we participate as passive investors and determined that we are not the primary beneficiary of these entities, our maximum exposure is limited to our investments in securities issued by these VIEs.

RMBS, CMBS, Other ABS and CDOs

We are passive investors in RMBS, CMBS, other ABS and CDOs, the majority of which are issued by domestic special purpose entities. We generally do not sponsor or transfer assets to, or act as the servicer to these asset-backed structures, and were not involved in the design of these entities.

Our maximum exposure in these types of structures is limited to our investment in securities issued by these entities. Based on the nature of our investments and our passive involvement in these types of structures, we have determined that we are not the primary beneficiary of these entities. We have not included these entities in the tables above; however, the fair values of our investments in these structures are reported in Note 3 and Note 4.

10. INSURANCE LIABILITIES

Future Policy Benefits

Future policy benefits primarily include reserves for life-contingent annuity payout contracts and are based on estimates of cost of future policy benefits. Included in future policy benefits are liabilities for annuities issued in structured settlement arrangements whereby a claimant has agreed to settle a general insurance claim in exchange for fixed payments over a fixed determinable period of time with a life contingency feature. In addition, reserves for contracts in loss recognition are adjusted to reflect the effect of unrealized gains on fixed maturity and equity securities available for sale, with related changes recognized through Other comprehensive income.

Policyholder Contract Deposits

The liability for policyholder contract deposits is primarily recorded at accumulated value (deposits received and net transfers from separate accounts, plus accrued interest credited at rates ranging from 1.0 percent to 9.0 percent at December 31, 2017, less withdrawals and assessed fees). Deposits collected on investment-oriented products are not reflected as revenues, because they are recorded directly to policyholder contract deposits upon receipt. Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenues.

In addition to liabilities for fixed annuities, fixed options within variable annuities and annuities without life contingencies, policyholder contract deposits also include our liability for (a) certain guaranteed benefits and indexed features

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

accounted for as embedded derivatives at fair value and (b) annuities issued in a structured settlement arrangement with no life contingency. See Note 3 for discussion of the fair value measurement of embedded policy derivatives and
Note 11 for additional discussions of guaranteed benefits accounted for as embedded derivatives.

11. VARIABLE ANNUITY CONTRACTS

We report variable contracts within the separate accounts when investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder and the separate account meets additional accounting criteria to qualify for separate account treatment. The assets supporting the variable portion of variable annuity contract that qualifies for separate account treatment are carried at fair value and reported as separate account assets, with an equivalent summary total reported as separate account liabilities.

Policy values for variable products and investment contracts are expressed in terms of investment units. Each unit is linked to an asset portfolio. The value of a unit increases or decreases based on the value of the linked asset portfolio. The current liability at any time is the sum of the current unit value of all investment units in the separate accounts, plus any liabilities for guaranteed minimum death benefits or guaranteed minimum withdrawal benefits included in future policy benefits or policyholder contract deposits, respectively.

Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenue. Net investment income, net investment gains and losses, changes in fair value of assets, and policyholder account deposits and withdrawals related to separate accounts are excluded from the Consolidated Statements of Income, Comprehensive Income (Loss) and Cash Flows.

Variable annuity contracts may include certain contractually guaranteed benefits to the contract holder. These guaranteed features include guaranteed minimum death benefits (GMDB) that are payable in the event of death, and living benefits that are payable in the event of annuitization, or, in other instances, at specified dates during the accumulation period. Living benefits primarily include guaranteed minimum withdrawal benefits (GMWB). A variable annuity contract may include more than one type of guaranteed benefit feature; for example, it may have both a GMDB and a GMWB. However, a policyholder can only receive payout from one guaranteed feature on a contract containing a death benefit and a living benefit, because the features are mutually exclusive, so the exposure to the guaranteed amount for each feature is independent of the exposure from other features (except a surviving spouse who has a rider to potentially collect both a GMDB upon their spouse's death and a GMWB during their lifetime). A policyholder cannot purchase more than one living benefit on one contract. The net amount at risk for each feature is calculated irrespective of the existence of other features, and as a result, the net amount at risk for each feature is not additive to that of other features.

In addition, we record liabilities for assumed reinsurance of certain GMDB and GMWB features in variable annuity contracts issued by another insurer, under coinsurance and modified coinsurance agreements. Amounts related to guaranteed benefits shown below exclude such assumed reinsurance. See Note 6 for additional information on assumed reinsurance.

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

                                           December 31,
                                          ---------------
                      (in millions)        2017    2016
                      -------------       ------- -------
                      Equity funds        $27,385 $24,206
                      Bond funds            3,412   3,174
                      Balanced funds        4,948   4,435
                      Money market funds      423     459
                                          ------- -------
                      Total               $36,168 $32,274
                                          ======= =======

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


GMDB

Depending on the contract, the GMDB feature may provide a death benefit of either (a) total deposits made to the contract less any partial withdrawals plus a minimum return (and in rare instances, no minimum return) or (b) the highest contract value attained, typically on any anniversary date minus any subsequent withdrawals following the contract anniversary. GMDB is our most widely offered benefit.

The liability for GMDB, which are recorded in future policyholder benefits, represent the expected value of benefits in excess of the projected account value, with the excess recognized ratably over the accumulation period based on total expected assessments, through policyholder benefits. The net amount at risk for GMDB represents the amount of benefits in excess of account value if death claims were filed on all contracts on the balance sheet date.

The following table presents the details concerning our GMDB exposures, excluding assumed reinsurance:

                                                          December 31,
                                                  -----------------------------
                                                       2017           2016
                                                  -------------- --------------
                                                   Net Deposits   Net Deposits
                                                  Plus a Minimum Plus a Minimum
 (dollars in millions)                                Return         Return
 ---------------------                            -------------- --------------
 Account value                                       $61,061        $56,946
 Net amount at risk                                    379            471
 Average attained age of contract holders              61             61
 Range of guaranteed minimum return rates             0%-3%         0% - 3%

The following table presents a rollforward of the GMDB liability related to variable annuity contracts:

                                                                  Years Ended
                                                                  December 31,
                                                                 -------------
(in millions)                                                    2017 2016 2015
-------------                                                    ---- ---- ----
Balance, beginning of year                                       $19  $17  $17
   Reserve increase                                                8    2    2
   Benefits paid                                                  --   --   (2)
                                                                 ---  ---  ---
Balance, end of year                                             $27  $19  $17
                                                                 ===  ===  ===

Assumptions used to determine the GMDB liability include interest rates, which vary by year of issuance and products; mortality rates, which are based upon actual experience modified to allow for variations in policy form; lapse rates, which are based upon actual experience modified to allow for variations in policy form; investment returns, using assumptions from a randomly generated model; and asset growth assumptions, which include a reversion to the mean methodology, similar to that applied for DAC.

We regularly evaluate estimates used to determine the GMDB liability and adjust the liability balance, with a related charge or credit to policyholder benefits, if actual experience or other evidence suggests that earlier assumptions should be revised.

GMWB

Guaranteed benefit and equity index features, which are recorded in policyholder contract deposits, are bifurcated from the host contract and accounted for separately as embedded policy derivatives at fair value, with changes in fair value recognized in net realized capital gains (losses). These include GMWB and index annuities, which offer a guaranteed minimum interest rate plus a contingent return based on some internal or external equity index.

Certain of our variable annuity contracts contain optional GMWB benefits. With a GMWB, the contract holder can monetize the excess of the guaranteed amount over the account value of the contract only through a series of withdrawals that do not exceed a specific percentage per year of the guaranteed amount. If, after the series of withdrawals, the account value is exhausted, the contract holder will receive a series of annuity payments equal to the remaining guaranteed amount, and, for lifetime GMWB products, the annuity payments continue as long as the covered person(s) is living.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The fair value of these embedded policy derivatives was a net liability of $186 million and $165 million at December 31, 2017 and 2016, respectively. We had account values subject to GMWB that totaled $3.3 billion and $3.2 billion at December 31, 2017 and 2016, respectively. The net amount at risk for GMWB represents the present value of minimum guaranteed withdrawal payments, in accordance with contract terms, in excess of account value, assuming no lapses. The net amount at risk related to the GMWB guarantees was $45 million and $112 million at December 31, 2017 and 2016, respectively. We use derivative instruments and other financial instruments to mitigate a portion of our exposure that arises from GMWB benefits.

12. DEBT

Notes payable are carried at the principal amount borrowed, including unamortized discounts, except for certain notes payable - to affiliates, for which we have elected the fair value option. The change in fair value of notes for which the fair value option has been elected is recorded in other income in the Consolidated Statements of Income. See Note 3 for discussion of fair value measurements.

The following table lists our total debt outstanding. The interest rates presented in the following table are the range of contractual rates in effect at December 31, 2017, including fixed and variable-rates:

                                                                     Balance at
                                                                     December 31,
                                               Range of     Maturity ------------
  (in millions)                            Interest Rate(s) Date(s)  2017   2016
  -------------                            ---------------- -------- ----   ----
  Notes payable - to affiliates:
    Notes payable of consolidated VIEs,
     at fair value                          10.60%-12.44%     2060   $241   $183
                                            -------------     ----    ----  ----
  Total notes payable - to affiliates                                 241    183
                                                                      ----  ----
  Notes payable - to third parties:
    Notes payable of consolidated VIEs        4.22%-4.42%     2060     50     50
    Debt of consolidated investments        LIBOR + 2.15%     2024     90     --
                                            -------------     ----    ----  ----
  Total notes payable - to third parties                              140     50
                                                                      ----  ----
  Total notes payable                                                $381   $233
                                                                      ====  ====

The following table presents maturities of long-term debt, including fair value adjustments, when applicable:

                                                        Year Ending
 December 31, 2017                          -----------------------------------
 (in millions)                        Total 2018 2019 2020 2021 2022 Thereafter
 -----------------                    ----- ---- ---- ---- ---- ---- ----------
 Notes payable - to affiliates:
    Notes payable of consolidated
      VIEs, at fair value             $241  $--  $--  $--  $--  $--     $241
                                      ----  ---  ---  ---  ---  ---     ----
 Total notes payable - to affiliates   241   --   --   --   --   --      241
                                      ----  ---  ---  ---  ---  ---     ----
 Notes payable - to third parties:
    Notes payable of consolidated
      VIEs                              50   --   --   --   --   --       50
    Debt of consolidated investments    90    3    3    3    3    3       75
                                      ----  ---  ---  ---  ---  ---     ----
 Total notes payable - to third
   parties                             140    3    3    3    3    3      125
                                      ----  ---  ---  ---  ---  ---     ----
 Total notes payable                  $381  $ 3  $ 3  $ 3  $ 3  $ 3     $366
                                      ====  ===  ===  ===  ===  ===     ====

FHLB Borrowings

Membership with the FHLB provides us with collateralized borrowing opportunities, primarily as an additional source of contingent liquidity, or for other uses deemed appropriate by management. The purpose of our FHLB Advance Facility operational plan is to effectively utilize the FHLB facility to manage short-term cash management and/or liquidity needs. Pursuant to the plan, we may periodically obtain cash advances on a same-day basis, up to an internally approved limit. To provide adequate collateral for potential advances under the Advance Facility, we pledge securities to the FHLB. The fair value of all collateral pledged to secure advances from the FHLB included the value of our pledged FHLB common stock. Upon any event of default, the FHLB's recovery would generally be limited to the amount of our liability under advances borrowed.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Intercompany Loan Facility

On January 1, 2015, we and certain of our affiliates entered into a revolving loan facility with AIG Parent, pursuant to which we and each such affiliate can, on a several basis, borrow monies from AIG Parent (as lender) subject to the terms and conditions stated therein. Principal amounts borrowed under this facility may be repaid and re-borrowed, in whole or in part, from time to time, without penalty. However, the total aggregate amount of loans borrowed by all borrowers under the facility cannot exceed $500 million. The loan facility also sets forth individual borrowing limits for each borrower, with our maximum borrowing limit being $500 million.

At December 31, 2017 and 2016, we had no outstanding balance under this facility.

13. COMMITMENTS AND CONTINGENCIES

Commitments

Leases

We occupy leased space in many locations under various long-term leases, and have entered into various leases covering long-term use of data processing equipment.

The following table presents the future minimum lease payments under operating leases at December 31, 2017:

                      (in thousands)
                      --------------
                      2018                        $ 2,942
                      2019                          2,777
                      2020                          2,490
                      2021                          1,441
                      2022                            933
                      Remaining years after 2022      687
                                                  -------
                      Total                       $11,270
                                                  =======

Commitments to Fund Partnership Investments

In the normal course of business, we enter into commitments to invest in limited partnerships, private equity funds and hedge funds. These commitments totaled $241 million at December 31, 2017.

Mortgage Loan Commitments

We have $166 million and $110 million in commitments related to commercial and residential mortgage loans, respectively, at December 31, 2017.

Contingencies

Legal Matters

Various lawsuits against us have arisen in the ordinary course of business. Except as discussed below, we believe it is unlikely that contingent liabilities arising from litigation, income taxes and other matters will have a material adverse effect on our financial position, results of operations or cash flows.

At December 31, 2017, the Company was defending an appeal in respect of a lawsuit filed in the Circuit Court of Kanawha County, West Virginia on November 12, 2009 by The West Virginia Investment Management Board and The West Virginia Consolidated Public Retirement Board (the "WV Boards"). The litigation concerns a contractual dispute

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

regarding whether the WV Boards were entitled in 2008 to the immediate and complete withdrawal of funds invested in an annuity product issued by VALIC. The WV Boards asserted damages in excess of $100,000,000. In 2016, the parties stipulated to resolve the matter through final and non-appealable arbitration before an arbitration panel composed of three West Virginia Business Court judges. The panel issued its decision on April 28, 2017, and no recovery was awarded to the WV Boards. Thereafter, the claims against VALIC were dismissed and the Company's accrual for this contingent liability was reversed. In May 2017, notwithstanding the parties' stipulation that the arbitral decision would be final and non-appealable, the WV Boards appealed the arbitration decision to the West Virginia Supreme Court of Appeals. The appeal remains pending.

Regulatory Matters

All fifty states and the District of Columbia have laws requiring solvent life insurance companies, through participation in guaranty associations, to pay assessments to protect the interests of policyholders of insolvent life insurance companies. These state insurance guaranty associations generally levy assessments, up to prescribed limits, on member insurers in a particular state based on the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer is engaged. Such assessments are used to pay certain contractual insurance benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. We accrue liabilities for guaranty fund assessments (GFA) when an assessment is probable and can be reasonably estimated. We estimate the liability using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While we cannot predict the amount and timing of any future GFA, we have established reserves we believe are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings. Our liability for these guaranty fund assessments was $5 million at December 31, for both 2017 and 2016, net of amounts recoverable through premium tax offsets.

Various federal, state and other regulatory agencies may from time to time review, examine or inquire into our operations, practices and procedures, such as through financial examinations, subpoenas, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving us, we believe it is not likely that these regulatory examinations or inquiries will have a material adverse effect on our consolidated financial position, results of operations or cash flows.

14. EQUITY

Accumulated Other Comprehensive Income

The following table presents the components of accumulated other comprehensive income:

                                                                                      December 31,
                                                                                     -------------
(in millions)                                                                         2017    2016
-------------                                                                        ------  -----
Unrealized appreciation of fixed maturity and equity securities, available for sale  $1,325  $ 934
Net unrealized gains on other invested assets                                           160    172
Adjustments to DAC and deferred sales inducements                                      (121)   (51)
Shadow loss recognition                                                                 (41)   (26)
Foreign currency translation adjustments                                                 (6)    (7)
Deferred income tax                                                                    (109)  (150)
                                                                                     ------  -----
Accumulated other comprehensive income                                               $1,208  $ 872
                                                                                     ======  =====

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents the other comprehensive income (loss) reclassification adjustments:

                                 Unrealized
                                Appreciation
                               (Depreciation)
                                  of Fixed
                                  Maturity
                               Investments on
                                Which Other-
                                   Than-
                                 Temporary      Unrealized   Adjustments
                                   Credit      Appreciation  to DAC and  Unrealized    Foreign
                                Impairments   (Depreciation)  Deferred    Insurance   Currency
                                    were       of All Other     Sales       Loss     Translation
(in millions)                    Recognized    Investments   Inducements Recognition Adjustments  Total
-------------                  -------------- -------------- ----------- ----------- ----------- -------
Year ended December 31, 2015
Unrealized change arising
  during period                     $(12)        $(1,214)       $164        $ 84         $(2)    $  (980)
Less: Reclassification
  adjustments included in net
  income                              65              21          36          --          --         122
                                    ----         -------        ----        ----         ---     -------
Total other comprehensive
  income (loss), before
  income tax expense (benefit)       (77)         (1,235)        128          84          (2)     (1,102)
Less: Income tax expense
  (benefit)                          (28)           (297)         46          30          (1)       (250)
                                    ----         -------        ----        ----         ---     -------
Total other comprehensive
  income (loss), net of
  income tax expense (benefit)      $(49)        $  (938)       $ 82        $ 54         $(1)    $  (852)
                                    ====         =======        ====        ====         ===     =======
Year ended December 31, 2016
Unrealized change arising
  during period                     $(29)        $   (39)       $ 72        $(26)        $ 1     $   (21)
Less: Reclassification
  adjustments included in net
  income                              16             (13)         17          --          --          20
                                    ----         -------        ----        ----         ---     -------
Total other comprehensive
  income (loss), before
  income tax expense (benefit)       (45)            (26)         55         (26)          1         (41)
Less: Income tax expense
  (benefit)                          (16)             (2)         21          (9)          1          (5)
                                    ----         -------        ----        ----         ---     -------
Total other comprehensive
  income (loss), net of
  income tax expense (benefit)      $(29)        $   (24)       $ 34        $(17)        $--     $   (36)
                                    ====         =======        ====        ====         ===     =======
Year ended December 31, 2017
Unrealized change arising
  during period                     $ 81         $   269        $(75)       $(15)        $ 1     $   261
Less: Reclassification
  adjustments included in net
  income                               8             (37)         (5)         --          --         (34)
                                    ----         -------        ----        ----         ---     -------
Total other comprehensive
  income (loss), before
  income tax expense (benefit)        73             306         (70)        (15)          1         295
Less: Income tax expense
  (benefit)                           26              22         (16)        (15)          1          18
                                    ----         -------        ----        ----         ---     -------
Total other comprehensive
  income (loss), net of
  income tax expense (benefit)      $ 47         $   284        $(54)       $ --         $--     $   277
                                    ====         =======        ====        ====         ===     =======

The following table presents the effect of the reclassification of significant items out of accumulated other comprehensive income on the respective line items in the Consolidated Statements of Income:

                                              Amount Reclassified from
                                              Accumulated Other
                                              Comprehensive Income
                                              ------------------------
                                                December 31,
                                              ------------------------      Affected Line Item in the
(in millions)                                 2017     2016     2015          Statements of Income
-------------                                 ----     ----     ----   ------------------------------------
Unrealized appreciation of fixed maturity
  investments on which other- than-temporary
  credit impairments were recognized          $  8     $ 16     $ 65   Net realized capital gains (losses)
Unrealized (depreciation) of all other
  investments                                  (37)     (13)      21   Net realized capital gains (losses)
Adjustments to DAC and deferred sales                                      Amortization of deferred policy
  inducements                                   (5)      17       36                     acquisition costs
                                               ----     ----     ----
   Total reclassifications for the period     $(34)    $ 20     $122
                                               ====     ====     ====

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


15. STATUTORY FINANCIAL DATA AND RESTRICTIONS

The following table presents our statutory net income and capital and surplus:

  (in millions)                                              2017   2016  2015
  -------------                                             ------ ------ ----
  Years Ended December 31,
  Statutory net income                                      $  640 $  758 $757

  At December 31,
  Statutory capital and surplus                             $2,800 $2,388
  Aggregate minimum required statutory capital and surplus     656    662
                                                            ====== ======

We file financial statements prepared in accordance with statutory accounting practices prescribed or permitted by state insurance regulatory authorities. The principal differences between statutory financial statements and financial statements prepared in accordance with U.S. GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, investment impairments are determined in accordance with statutory accounting practices, assets and liabilities are presented net of reinsurance, policyholder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted. In addition, state insurance regulatory authorities have the right to permit specific practices that deviate from prescribed statutory practices.

The aggregate minimum required statutory capital and surplus is based on the greater of the Risk-based Capital (RBC) level that would trigger regulatory action or minimum requirements per state insurance regulation. At both December 31, 2017 and 2016, we exceeded the minimum required statutory capital and surplus requirements and all RBC minimum required levels.

In 2017, we adopted a permitted statutory accounting practice to report certain derivatives used to hedge interest rate risk on product-related embedded derivatives at amortized cost instead of fair value. The initial adoption of the permitted practice resulted in a decrease in our statutory surplus of $23 million at December 31, 2017. Other than the adoption of this permitted practice, the use of prescribed or permitted statutory accounting practices did not result in reported statutory surplus or risk-based capital that was significantly different from the statutory surplus or risk-based capital that would have been reported had NAIC statutory accounting practices or the prescribed regulatory accounting practices been followed in all respects.

Dividend Restrictions

Dividends that we may pay to the Parent in any year without prior approval of the Texas Department of Insurance (TDI) are limited by statute. The maximum amount of dividends in a twelve-month period, measured retrospectively from the date of payment, which can be paid over a rolling twelve-month period to shareholders of Texas domiciled insurance companies without obtaining the prior approval of the TDI is limited to the greater of: (1) 10 percent of the statutory surplus as regards to policyholders at the preceding December 31; or
(2) the preceding year's statutory net gain from operations. Additionally, unless prior approval of the TDI is obtained, dividends can only be paid out of unassigned surplus. Subject to the TDI requirements, the maximum dividend payout that may be made in 2018 without prior approval of the TDI is $536 million. Dividend payments in excess of positive retained earnings in 2015, 2016 and 2017 were classified and reported as a return of capital.

16. BENEFIT PLANS

Effective January 1, 2002, our employees participate in various benefit plans sponsored by AIG Parent, including a noncontributory qualified defined benefit retirement plan, various stock option and purchase plans, a 401(k) plan and a post retirement benefit program for medical care and life insurance (the U.S. Plans). AIG's U.S. Plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating affiliates.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Effective January 1, 2016, the defined benefit plans were frozen by AIG. Consequently, these plans are closed to new participants and current participants no longer earn benefits. However, interest credits continue to accrue on the existing cash balance accounts and participants are continuing to accrue years of service for purposes of vesting and early retirement eligibility and subsidies as they continue to be employed by AIG Parent and its subsidiaries.

AIG Parent sponsors several defined contribution plans for U.S. employees that provide for pre-tax salary reduction contributions by employees. The most significant plan is the AIG Incentive Savings Plan, for which the matching contribution is 100 percent of the first six percent of a participant's contributions, subject to the IRS-imposed limitations. Effective January 1, 2016, participants in the AIG Incentive Savings Plan receive an additional fully vested, non-elective, non-discretionary employer contribution equal to three percent of the participant's annual base compensation for the plan year, paid each pay period regardless of whether the participant currently contributes to the plan, and subject to the Internal Revenue Service
(IRS)-imposed limitations.

We are jointly and severally responsible with AIG Parent and other participating companies for funding obligations for the U.S. Plans, Employee Retirement Income Security Act (ERISA) qualified defined contribution plans and ERISA plans issued by other AIG subsidiaries (the ERISA Plans). If the ERISA Plans do not have adequate funds to pay obligations due participants, the Pension Benefit Guaranty Corporation or Department of Labor could seek payment of such amounts from the members of the AIG ERISA control group, including us. Accordingly, we are contingently liable for such obligations. We believe that the likelihood of payment under any of these plans is remote. Accordingly, we have not established any liability for such contingencies.

We also maintain a retirement plan for the benefit of our sales agents and managers. Investments in the plan consist of a deposit administration group annuity contract we issued. The liabilities and expenses associated with this plan were not material to our consolidated financial position and results of operations for the years presented.

17. INCOME TAXES

U.S. Tax Reform Overview

On December 22, 2017, the U.S. enacted Public Law 115-97, known as the Tax Cuts and Jobs Act (the Tax Act). The Tax Act reduces the statutory rate of U.S. federal corporate income tax to 21 percent and enacts numerous other changes impacting the Company and the life insurance industry in tax years beginning January 1, 2018.

Provisions of the Tax Act include reductions or elimination of deductions for certain items, e.g., reductions to corporate dividends received deductions, disallowance of entertainment expenses, and limitations on the deduction of certain executive compensation costs. These provisions, generally, result in an increase in the Company's taxable income in the years beginning after December 31, 2017. Changes specific to the life insurance industry include the changes to the calculation of insurance tax reserves and related transition adjustments and computation of the separate accounts dividends received deduction.

The SEC staff issued SAB 118, which provides guidance on accounting for the tax effects of the Tax Act. SAB 118 addresses situations where accounting for certain income tax effects of the Tax Act under Accounting Standards Codification (ASC) 740 may be incomplete upon issuance of an entity's financial statements and provides a one-year measurement period from the enactment date to complete the accounting under ASC 740. In accordance with SAB 118, a company must reflect the following:

    . Income tax effects of those aspects of the Tax Act for which accounting under ASC 740 is complete.

    . Provisional estimate of income tax effects of the Tax Act to the extent accounting is incomplete but a reasonable estimate is determinable.

    . If a provisional estimate cannot be determined, ASC 740 should still be applied on the basis of tax law provisions that were in effect immediately before the enactment of the Tax Act.

Consistent with current income tax accounting requirements, we have remeasured our deferred tax assets and liabilities with reference to the statutory income tax rate of 21 percent and taken into consideration other provisions of the Tax

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Act. As of December 31, 2017, we had not fully completed our accounting for the tax effects of the Tax Act. Our provision for income taxes for the period ended December 31, 2017, is based in part on a reasonable estimate of the effects on existing deferred tax balances and of certain provisions of the Tax Act. To the extent a reasonable estimate of the impact of certain provisions was determinable, we recorded provisional estimates as a component of our provision for income taxes. To the extent a reasonable estimate of the impact of certain provisions was not determinable, we have not recorded any adjustments and continued accounting for them in accordance with ASC 740 on the basis of the tax laws in effect before enactment of the Tax Act.

The Tax Act includes provisions for Global Intangible Low-Taxed Income (GILTI) under which taxes on foreign income are imposed on the excess of a deemed return on tangible assets of foreign corporations and for Base Erosion and Anti-Abuse Tax (BEAT) under which taxes are imposed on certain base eroding payments to affiliated foreign companies. Where applicable, consistent with accounting guidance, we will treat BEAT as an in period tax charge when incurred in future periods for which no deferred taxes need to be provided and made an accounting policy election to treat GILTI taxes in a similar manner. Accordingly, no provision for income tax related to GILTI or BEAT was recorded as of December 31, 2017.

For the period ended December 31, 2017, we recognized a provisional estimate of income tax effects of the Tax Act of $36 million.

Tax effects for which a reasonable estimate can be determined

Provisions Impacting Life Insurance Companies

The Tax Act modified computations of insurance reserves for life insurance companies. Specifically, the Act directs that tax reserves be computed with reference to NAIC reserves. Adjustments related to the differences in insurance reserves balances computed historically versus the Tax Act have to be taken into income over eight years.

Provisions Impacting Projections of Taxable Income and Realizability of Deferred Tax Assets

Certain provisions of the Tax Act impact our projections of future taxable income used in analyzing realizability of our deferred tax assets. In certain instances, provisional estimates have been included in our future taxable income projections for these specific provisions to reflect application of the new tax law. We do not currently anticipate that reliance on provisional estimates will have a material impact on the determination of realizability of our deferred tax assets.

Tax effects for which no estimate can be determined

The Tax Act may affect the results in certain investments and partnerships in which we are the non-controlling interest owner. The information needed to determine a provisional estimate is not currently available (such as for interest deduction limitations in those entities and the changed definition of a U.S. Shareholder). Accordingly, no provisional estimates were recorded.

The following table presents the income tax expense (benefit) attributable to pre-tax income (loss):

Years Ended December 31,
(in millions)                                                          2017 2016  2015
-------------                                                          ---- ----  ----
Current                                                                $203 $201  $243
Deferred                                                                  8  (57)   87
                                                                       ---- ----  ----
Total income tax expense                                               $211 $144  $330
                                                                       ==== ====  ====

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The U.S. statutory income tax rate is 35 percent for 2017, 2016 and 2015. Actual income tax (benefit) expense differs from the statutory U.S. federal amount computed by applying the federal income tax rate, due to the following:

Years Ended December 31,
(in millions)                                                      2017  2016  2015
-------------                                                      ----  ----  ----
U.S federal income tax expense at statutory rate                   $324  $231  $387
Adjustments:
   Dividends received deduction                                     (39)  (42)  (39)
   Reclassifications from accumulated other comprehensive income    (39)  (28)  (25)
   Impact of Tax Act                                                (36)   --    --
   State income tax                                                   7     8     7
   Capital loss carryover write-off                                  --    --     5
   Other credits, taxes and settlements                              (6)  (25)   (5)
                                                                   ----  ----  ----
Total income tax expense                                           $211  $144  $330
                                                                   ====  ====  ====

Deferred tax assets and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment. State income taxes are included in income tax expense.

The following table presents the components of the net deferred tax assets (liabilities):

Years Ended December 31,
(in millions)                                                               2017   2016
-------------                                                              -----  -----
Deferred tax assets:
   Basis differences on investments                                        $ 259  $ 586
   Policy reserves                                                            90    109
   Fixed assets                                                               94    120
   Losses and tax credit carryforwards                                        62     66
   State deferred tax benefits                                                 2     10
   Other                                                                       4      4
                                                                           -----  -----
Total deferred tax assets                                                    511    895
                                                                           -----  -----
Deferred tax liabilities:
   Deferred policy acquisition costs                                        (241)  (404)
   Net unrealized gains on debt and equity securities available for sale    (277)  (367)
   Other                                                                      (2)    (5)
                                                                           -----  -----
Total deferred tax liabilities                                              (520)  (776)
                                                                           -----  -----
Net deferred tax (liability) asset before valuation allowance                 (9)   119
Valuation allowance                                                           --   (102)
                                                                           -----  -----
Net deferred tax (liability) asset                                         $  (9) $  17
                                                                           =====  =====

The following table presents our tax losses and credit carryforwards on a tax return basis.

December 31, 2017                                                        Tax    Expiration
(in millions)                                                          Effected  Periods
-------------                                                          -------- ----------
Foreign tax credit carryforwards                                         $42    2018-2024
Business credit carryforwards                                             20    2027-2036
                                                                         ---
Total carryforwards                                                      $62
                                                                         ===

We are included in the consolidated federal income tax return of our ultimate parent, AIG Parent. Under the tax sharing agreement with AIG Parent, taxes are recognized and computed on a separate company basis. To the extent that benefits for net operating losses, tax credits or net capital losses are utilized on a consolidated basis, we will recognize tax benefits based upon the amount of the deduction and credits utilized in the consolidated federal income tax return.

We calculate current and deferred state income taxes using the actual apportionment and statutory rates for states in which we are required to file on a separate basis. In states that have a unitary regime, AIG Parent accrues and pays the taxes owed and does not allocate the provision or cash settle the expense with the members of the unitary group. Unlike for federal income tax purposes, AIG Parent does not have state tax sharing agreements. AIG Parent has

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

determined that because the unitary tax expense will never be borne by the subsidiaries, the state tax unitary liability is not included in this separate company expense.

Assessment of Deferred Tax Asset Valuation Allowance

The evaluation of the recoverability of the deferred tax asset and the need for a valuation allowance requires us to weigh all positive and negative evidence to reach a conclusion that it is more likely than not that all or some portion of the deferred tax asset will not be realized. The weight given to the evidence is commensurate with the extent to which it can be objectively verified. The more negative evidence that exists, the more positive evidence is necessary and the more difficult it is to support a conclusion that a valuation allowance is not needed.

Our framework for assessing the recoverability of deferred tax assets requires us to consider all available evidence, including:

..   the nature, frequency and severity of cumulative financial reporting losses in recent years;

..   the predictability of future operating profitability of the character necessary to realize the net deferred tax asset;

..   the carryforward periods for the net operating loss, capital loss and foreign tax credit carryforwards, including the effect of reversing taxable temporary differences; and

..   prudent and feasible tax planning strategies that would be implemented, if necessary, to protect against the loss of deferred tax assets.

Estimates of future taxable income, including income generated from prudent and feasible actions and tax planning strategies, could change in the near term, perhaps materially, which may require us to consider any potential impact to our assessment of the recoverability of the deferred tax asset. Such potential impact could be material to our consolidated financial condition or results of operations for an individual reporting period.

As of December 31, 2017, based on all available evidence we concluded that no valuation allowance should be established on a portion of the deferred tax asset. At December 31, 2017 and 2016, we released $102 million and $14 million, respectively, of valuation allowance associated with the unrealized tax losses, all of which was allocated to other comprehensive income.

Accounting For Uncertainty in Income Taxes

The following table presents a reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits, excluding interest and penalties:

                                                                   Years Ended
                                                                   December 31,
                                                                   -----------
  (in millions)                                                    2017  2016
  -------------                                                    ----  ----
  Gross unrecognized tax benefits, beginning of year               $19   $ 34
     Increases in tax position for prior years                      --     --
     Decreases in tax position for prior years                      (3)   (15)
                                                                   ---   ----
  Gross unrecognized tax benefits, end of year                     $16   $ 19
                                                                   ===   ====

At December 31, 2017 and 2016, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $16 million and $19 million, respectively.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At December 31, 2017 and 2016, we had accrued liabilities of $3 million and $2 million, respectively, for the payment of interest (net of the federal benefit) and penalties. In 2017, 2016 and 2015, we recognized expense of $1 million, income of $4 million and income of less than $1 million, respectively, for interest (net of the federal benefit) and penalties.

We regularly evaluate proposed adjustments by taxing authorities. At December 31, 2017, such proposed adjustments would not have resulted in a material change to our consolidated financial condition, although it is possible that the

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

effect could be material to our consolidated results of operations for an individual reporting period. Although it is reasonably possible that a change in the balance of unrecognized tax benefits may occur within the next twelve months, based on the information currently available, we do not expect any change to be material to our consolidated financial condition.

We are currently under IRS examination for the taxable years 2007 to 2010. Although the final outcome of possible issues raised in any future examination is uncertain, we believe that the ultimate liability, including interest, will not materially exceed amounts recorded in the consolidated financial statements. Taxable years 2001 to 2017 remain subject to examination by major tax jurisdictions.

18. RELATED PARTY TRANSACTIONS

Events Related to AIG Parent

On September 29, 2017, the Financial Stability Oversight Council (Council) rescinded its determination that material financial distress at AIG could pose a threat to U.S. financial stability and as a result, AIG is no longer designated as a nonbank systemically important financial institution (nonbank
SIFI). With the rescission of its designation as a nonbank SIFI, AIG is no longer subject to the consolidated supervision of the Board of Governors of the Federal Reserve System or subject to the enhanced prudential standards set forth in the Dodd-Frank Wall Street Reform and Consumer Protection Act and its implementing regulations.

On September 25, 2017, AIG announced organizational changes designed to position AIG a growing, more profitable insurer that is focused on underwriting excellence. In the fourth quarter of 2017, AIG finalized its plan to reorganize its operating model. Commercial Insurance and Consumer Insurance segments transitioned to General Insurance and Life and Retirement, respectively. AIG's core businesses include General Insurance, Life and Retirement and Other Operations. General Insurance consists of two operating segments - North America and International. Life and Retirement consists of four operating segments - Individual Retirement, Group Retirement, Life Insurance and Institutional Markets. Blackboard U.S. Holdings, Inc. (Blackboard), AIG's technology-driven subsidiary, is reported within Other Operations. AIG also reports a Legacy Portfolio consisting of run-off insurance lines and legacy investments, which are considered non-core.

Additional information on AIG is publicly available in AIG Parent's regulatory filings with the U.S. Securities and Exchange Commission (SEC), which can be found at www.sec.gov. Information regarding AIG Parent as described herein is qualified by regulatory filings AIG Parent files from time to time with the SEC.

Operating Agreements

Pursuant to service and cost allocation agreements, we purchase administrative, investment management, accounting, marketing and data processing services from AIG Parent or its subsidiaries. The allocation of costs for investment management services is based on the level of assets under management. The allocation of costs for other services is based on estimated level of usage, transactions or time incurred in providing the respective services. The amount incurred for such services was approximately $424 million in 2017 and $418 million in both 2016 and 2015.

American Home and National Union Guarantees

We have a General Guarantee Agreement with American Home Assurance Company (American Home), an indirect wholly owned subsidiary of AIG Parent. Pursuant to the terms of the agreement, American Home has unconditionally and irrevocably guaranteed insurance policies we issued between March 3, 2003 and December 29, 2006. American Home's audited statutory financial statements are filed with the SEC in our registration statements for variable products we issued that are subject to the Guarantee.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Other

We purchase, sell or transfer securities, at fair market value, to or from our affiliates in the ordinary course of business.

In October 2017, through our wholly owned subsidiary, AIG Home Loan 3, we transferred a portfolio of U.S. residential mortgage loans to a newly formed special purpose vehicle, CSMC 2017-HL2 (the CSMC), which is a VIE that we do not consolidate. We received total cash consideration of $166 million for the loans transferred. The transaction involved securitization of transferred loans and CSMC issued structured securities to the Company for cash consideration. Refer to Note 9 for additional information.

During 2017, we purchased commercial mortgage loans and investment grade private placement bonds from certain affiliated AIG domestic property and casualty companies for total cash consideration of $417 million.

On September 27, 2016, we purchased securities from our affiliate American General Life Insurance Company, at fair market value, for total cash consideration of $508 million.

During 2016, we transferred certain hedge fund and private equity investments at fair market value to American Home, in exchange for cash and marketable securities totaling $421 million as part of an initiative to improve asset-liability management in AIG's domestic life and property casualty insurance companies.

19. SUBSEQUENT EVENTS

We consider events or transactions that occur after the balance sheet date, but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional disclosures. We have evaluated subsequent events through April 26, 2018, the date the financial statements were issued.

In February 2018, we and our affiliates, American General Life Insurance Company and The United States Life Insurance Company in the City of New York, each entered into respective Modified Coinsurance (ModCo) Agreements (The Agreements) with DSA Reinsurance Company Limited (DSA Re), a wholly owned AIG subsidiary and registered Class 4 and Class E reinsurer in Bermuda. The Agreements were executed as of February 12, 2018 in respect of certain closed blocks of business (including structured settlements and single premium immediate annuities). The initial consideration included the fair value of ModCo Assets held by the Company on behalf of DSA Re at the execution date, along with the net results experienced under the reinsurance agreement from the January 1, 2017 effective date in the agreement through the execution date. The initial consideration exceeded the ModCo Reserves ceded at contract inception. The excess consideration represents a net cost of reinsurance asset that will be amortized over the life of the reinsured contracts. Total returns on the ModCo Assets will inure to the benefit of DSA Re. The Company did not receive a ceding commission at contract inception. Management is still assessing the impact of the Agreements.

                        American Home Assurance Company
                                An AIG Company

                               NAIC Code: 19380

                     Statutory Basis Financial Statements
                       As of December 31, 2017 and 2016
           and for the years ended December 31, 2017, 2016 and 2015

                                  [LOGO] AIG

                        AMERICAN HOME ASSURANCE COMPANY

                     Statutory Basis Financial Statements

  As of December 31, 2017 and 2016 and for the years ended December 31, 2017,
                                 2016 and 2015

                               TABLE OF CONTENTS

          Report of Independent Auditors                                     3

          Statements of Admitted Assets                                      5

          Statements of Liabilities, Capital and Surplus                     6

          Statements of Operations and Changes in Capital and Surplus        7

          Statements of Cash Flows                                           8

 Note 1   Organization and Summary of Significant Statutory Basis
          Accounting Policies                                                9

 Note 2   Accounting Adjustments to Statutory Basis Financial Statements    22

 Note 3   Investments                                                       24

 Note 4   Fair Value of Financial Instruments                               29

 Note 5   Reserves for Losses and Loss Adjustment Expenses                  31

 Note 6   Related Party Transactions                                        34

 Note 7   Reinsurance                                                       39

 Note 8   Income Taxes                                                      42

 Note 9   Capital and Surplus and Dividend Restrictions                     51

 Note 10  Contingencies                                                     51

 Note 11  Other Significant Matters                                         54

 Note 12  Subsequent Events                                                 56

                        Report of Independent Auditors

To the Board of Directors of American Home Assurance Company:

We have audited the accompanying statutory basis financial statements of American Home Assurance Company (the "Company"), which comprise the statements of admitted assets and liabilities, capital and surplus as of December 31, 2017 and 2016, and the related statements of operations and changes in capital and surplus and of cash flows for each of the three years in the period ended December 31, 2017.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1B to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Notes 1B and 1D and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the "Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles" paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2017 and 2016, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2017.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2017 and 2016, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2017, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services, as described in Note 1B.

Emphasis of Matter

As discussed in Notes 1, 5, 6 and 7 to the financial statements, the Company has entered into significant transactions with certain affiliated entities. Our opinion is not modified with respect to this matter.

/s/ PricewaterhouseCoopers LLP
New York, NY
April 20, 2018

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


                         Statements of Admitted Assets

                                                      December 31, December 31,
                                                          2017         2016
                                                      ------------ ------------
Cash and invested assets:
   Bonds, primarily at amortized cost (fair
     value: 2017 - $15,831; 2016 - $19,297)             $15,153      $18,853
   Common stocks, at carrying value adjusted for
     nonadmitted assets (cost: 2017 - $584;
     2016 - $376)                                           576          379
   Preferred stocks, at carrying value (cost:
     2017 - $49; 2016 - $49)                                 49           49
   Other invested assets (cost: 2017 - $3,504;
     2016 - $4,299)                                       3,901        4,478
   Mortgage loans                                         2,067        1,895
   Derivative instruments                                    --           26
   Short-term investments, at amortized cost
     (approximates fair value)                               --           14
   Cash and cash equivalents                                238          131
   Receivable for securities sold                            82           44
                                                        -------      -------
       Total cash and invested assets                   $22,066      $25,869
                                                        -------      -------
Investment income due and accrued                       $   169      $   211
Agents' balances or uncollected premiums:
   Premiums in course of collection                         940          972
   Premiums and installments booked but deferred
     and not yet due                                        367          418
   Accrued retrospective premiums                           567          595
High deductible policy receivables                           43           57
Reinsurance recoverable on paid losses                      325          339
Funds held by or deposited with reinsurers                  217          172
Current federal and foreign taxes recoverable                --           88
Net deferred tax assets                                     814          841
Equities in underwriting pools and associations               8           40
Receivables from parent, subsidiaries and
  affiliates                                                  5           13
Other assets                                                189          143
Allowance for uncollectible accounts                        (72)         (74)
                                                        -------      -------
       Total admitted assets                            $25,638      $29,684
                                                        =======      =======

               See Notes to Statutory Basis Financial Statements

5   STATEMENTS OF ADMITTED ASSETS - As of December 31, 2017 and 2016

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions, Except Share Information)


                Statements of Liabilities, Capital and Surplus

                                                      December 31, December 31,
                                                          2017         2016
                                                      ------------ ------------
Liabilities

Reserves for losses and loss adjustment expenses        $12,115      $12,210
Unearned premium reserves                                 3,301        3,427
Commissions, premium taxes, and other expenses
  payable                                                   140          213
Reinsurance payable on paid loss and loss adjustment
  expenses                                                  244          285
Current federal taxes payable to parent                      12           --
Funds held by company under reinsurance treaties          1,695        1,639
Provision for reinsurance                                    20           37
Ceded reinsurance premiums payable, net of ceding
  commissions                                               324        3,956
Collateral deposit liability                                393          384
Payable for securities purchased                             38           14
Payable to parent, subsidiaries and affiliates              674          469
Derivative instruments                                       14           --
Borrowed money                                               65          246
Other liabilities                                           365          356
                                                        -------      -------
   Total liabilities                                    $19,400      $23,236
                                                        -------      -------

Capital and Surplus
Common capital stock, $17 par value, 1,758,158
  shares authorized, 1,695,054 shares issued and
  outstanding                                           $    29      $    29
Capital in excess of par value                            6,839        6,839
Unassigned surplus                                       (1,324)        (939)
Special surplus funds from reinsurance                      694          519
                                                        -------      -------
   Total capital and surplus                            $ 6,238      $ 6,448
                                                        -------      -------
   Total liabilities, capital and surplus               $25,638      $29,684
                                                        =======      =======

               See Notes to Statutory Basis Financial Statements

6 STATEMENTS OF LIABILITIES, CAPITAL and SURPLUS - As of December 31, 2017 and 2016

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


          Statements of Operations and Changes in Capital and Surplus

                                                        For the Years Ended
                                                            December 31,
                                                     -------------------------
                                                       2017     2016     2015
                                                     -------  -------  -------
 Statements of Operations
 Underwriting income:
 Premiums earned                                     $ 5,170  $ 6,052  $ 5,495
                                                     -------  -------  -------
 Underwriting deductions:
    Losses incurred                                    4,400    5,212    3,940
    Loss adjustment expenses                             577      267    1,032
    Other underwriting expenses                        1,624    1,875    1,686
                                                     -------  -------  -------
 Total underwriting deductions                         6,601    7,354    6,658
                                                     -------  -------  -------
 Net underwriting loss                                (1,431)  (1,302)  (1,163)
                                                     -------  -------  -------
 Investment gain:
    Net investment income earned                       1,058    1,187    1,209
    Net realized capital losses (net of
      capital gains tax expense: 2017 - $82;
      2016 - $61; 2015 - $15)                           (110)    (106)    (107)
                                                     -------  -------  -------
 Net investment gain                                     948    1,081    1,102
                                                     -------  -------  -------
 Net loss from agents' or premium balances
   charged-off                                           (19)     (36)     (19)
 Other income (expense)                                   39      (20)      (5)
                                                     -------  -------  -------
 Net loss after capital gains taxes and before
   federal income taxes                                 (463)    (277)     (85)
 Federal and foreign income tax benefit                  (69)     (34)     (10)
                                                     -------  -------  -------
 Net loss                                            $  (394) $  (243) $   (75)
                                                     =======  =======  =======

 Changes in Capital and Surplus

 Capital and surplus, as of December 31,
   previous year                                     $ 6,448  $ 6,641  $ 7,248
    Adjustment to beginning surplus (Note 2)              38       66      (27)
                                                     -------  -------  -------
 Capital and surplus, as of January 1,                 6,486    6,707    7,221
    Other changes in capital and surplus:
        Net loss                                        (394)    (243)     (75)
        Change in net unrealized capital gain
          (loss) (net of capital gain (loss)
          tax expense (benefit): 2017 - $2;
          2016 - ($16); 2015 - ($40))                    204      (48)    (179)
        Change in net deferred income tax               (394)     118       81
        Change in nonadmitted assets                     410     (157)     (45)
        Change in provision for reinsurance               17       (3)      27
        Capital contribution                              --      700      776
        Dividends to stockholder                          --     (600)  (1,200)
        Foreign exchange translation                     (54)      22       58
        Change in statutory contingency reserve          (39)     (44)     (22)
        Other surplus adjustments                          2       (4)      (1)
                                                     -------  -------  -------
    Total changes in capital and surplus                (248)    (259)    (580)
                                                     -------  -------  -------
 Capital and Surplus, as of December 31,             $ 6,238  $ 6,448  $ 6,641
                                                     =======  =======  =======

               See Notes to Statutory Basis Financial Statements

7 STATEMENTS OF OPERATIONS and CHANGES IN CAPITAL AND SURPLUS - for the years ending December 31, 2017, 2016 and 2015

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


                           Statements of Cash Flows

                                                         For the Years Ended
                                                            December 31,
                                                      ------------------------
                                                        2017     2016    2015
                                                      -------  -------  ------

Cash from Operations:

   Premiums collected, net of reinsurance             $ 5,395  $ 6,477  $5,676
   Net investment income                                  920      974   1,051
       Miscellaneous (expense) income                     (18)      17     (27)
                                                      -------  -------  ------
   Sub-total                                            6,297    7,468   6,700
                                                      -------  -------  ------
   Benefit and loss related payments                    7,209    2,750   3,912
   Commission and other expense paid                    3,407    2,236   2,510
   Federal and foreign income taxes (recovered)
     paid                                                 (98)       9       1
                                                      -------  -------  ------
       Net cash (used in) provided from
         operations                                    (4,220)   2,473     277
                                                      -------  -------  ------

Cash from Investments:

Proceeds from investments sold, matured, or
  repaid
   Bonds                                                7,709    5,646   5,222
   Stocks                                                 324       35     186
   Mortgage loans                                         615      118     272
   Other investments                                    1,591    1,026     304
                                                      -------  -------  ------
   Total proceeds from investments sold,
     matured, or repaid                                10,239    6,825   5,984
                                                      -------  -------  ------
Cost of investments acquired
   Bonds                                                4,278    7,584   4,245
   Stocks                                                 454       59     251
   Mortgage loans                                         763      871     440
   Other investments                                      853    1,035   1,827
                                                      -------  -------  ------
   Total cost of investments acquired                   6,348    9,549   6,763
                                                      -------  -------  ------
   Net cash provided from (used in) investing
     activities                                         3,891   (2,724)   (779)
                                                      -------  -------  ------

Cash from Financing and Miscellaneous Sources:

   Dividends to stockholder                                --       --    (914)
   Borrowed funds (repaid) received                      (180)     216      30
   Intercompany receipts (payments)                       577      (61)    565
   Net deposit activity on deposit-type
     contracts and other insurance                        (13)     (24)      1
   Equities in underwriting pools and
     associations                                          25      (27)    118
   Collateral deposit liability receipts
     (payments)                                             8       50      (5)
   Other receipts                                           5      111     111
                                                      -------  -------  ------
       Net cash provided from (used in)
         financing and miscellaneous activities           422      265     (94)
                                                      -------  -------  ------
Net change in cash and short-term investments              93       14    (596)
Cash and short-term investments
                                                      -------  -------  ------
   Beginning of year                                      145      131     727
                                                      -------  -------  ------
   End of year                                        $   238  $   145  $  131
                                                      =======  =======  ======

   Refer to Note 11D for description of non-cash items.

               See Notes to Statutory Basis Financial Statements

8 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


1. Organization and Summary of Significant Statutory Basis Accounting Policies

A. Basis of Organization and Presentation

Organization

American Home Assurance Company ("the Company" or "American Home") is a direct wholly-owned subsidiary of AIG Property Casualty U.S., Inc. ("AIG PC US"), a Delaware corporation, which is in turn owned by AIG Property Casualty Inc. ("AIG PC"), a Delaware corporation. The Company's ultimate parent is American International Group, Inc. (the "Ultimate Parent" or "AIG"). AIG conducts its property and casualty operations through multiple line companies writing substantially all commercial (casualty, property, specialty and financial liability) and consumer (accident & health and personal lines) insurance both domestically and abroad.

The Company is party to an inter-company pooling agreement (the "Combined Pooling Agreement"), among the twelve companies listed below, collectively named the Combined Pool. Effective January 1, 2017, the Combined Pooling Agreement was amended and restated among the twelve member companies. The member companies of the Combined Pool, their National Association of Insurance Commissioners ("NAIC") company codes, inter-company pooling percentages under the Combined Pooling Agreement, and states of domicile are as follows:

                                  NAIC    2017 Pool   2016 Pool     State of
            Company              Company  Percentage  Percentage    Domicile
            -------              -------  ----------  ----------  -------------

National Union Fire Insurance    19445       35%         30%      Pennsylvania
Company of Pittsburgh, Pa.
(National Union)*
American Home Assurance Company  19380       35%         35%        New York
(American Home)
Lexington Insurance Company      19437       30%         30%        Delaware
(Lexington)
AIG Property Casualty Company    19402        0%          5%      Pennsylvania
(APCC)
Commerce and Industry Insurance  19410        0%          0%        New York
Company (C&I)
The Insurance Company of the     19429        0%          0%        Illinois
State of Pennsylvania (ISOP)
New Hampshire Insurance Company  23841        0%          0%        Illinois
(New Hampshire)
AIG Specialty Insurance Company  26883        0%          0%        Illinois
(Specialty)
AIG Assurance Company            40258        0%          0%        Illinois
(Assurance)
Granite State Insurance Company  23809        0%          0%        Illinois
(Granite)
Illinois National Insurance Co.  23817        0%          0%        Illinois
(Illinois National)
AIU Insurance Company (AIU)      19399        0%          0%        New York
* Lead Company of the Combined Pool

Refer to Note 6 for additional information on the Combined Pool and the effects of the changes in the intercompany pooling arrangements (the "2017 Pooling Restructure Transaction").

The Company accepts commercial business primarily through a network of independent retail and wholesale brokers and through an independent agency networks. In addition, the Company accepts consumer business primarily through agents and brokers, as well as through direct marketing and partner organizations. There were no Managing Agents or Third Party Administrators who placed direct written premium with the Company in an amount exceeding more than
5.0 percent of surplus of the Company for the years ending December 31, 2017, 2016 and 2015.

9 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


The Company is diversified in terms of classes of its business, distribution network and geographic locations. The Company has direct written premium concentrations of 5.0 percent or more in the following locations:

                      State/ Location       2017 2016 2015
                      ---------------       ---- ---- ----
                      California*           $124 $70  $ 28
                      Florida                 86  78    81
                      United Arab Emirates    71  88   141
                      New York                65  97    47
                      Texas*                  48  48    28
                      Indiana**               13  16    43

*  California & Texas were below 5% in 2015
** Indiana is below 5% in 2017 and 2016

Basis of Presentation

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services ("NY SAP"). Certain balances relating to prior periods have been reclassified to conform to the current year's presentation.

Additionally, the financial statements include the Company's U.S. operations, its Japan, Dubai, Caribbean, Jamaica and Argentina branch operations and its participation in the American International Overseas Association (the "Association").

The Company's financial information as of and for the years ended December 31, 2017, 2016 and 2015 have been presented in accordance with the terms of the Combined Pooling Agreement. Refer to Note 6 for additional information regarding the changes in the pooling percentages.

B. Permitted and Prescribed Practices

NY SAP recognizes only statutory accounting practices prescribed or permitted by the New York State Department of Financial Services ("NY DFS") for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the New York Insurance Code. The NAIC Statutory Accounting Principles included within the Accounting Practices and Procedures Manual ("NAIC SAP") have been adopted as a component of prescribed practices by the NY DFS. The Superintendent of the NY DFS (the "Superintendent") has the right to permit other specific practices that differ from prescribed practices.

NY SAP has prescribed the practice of discounting workers' compensation known case loss reserves on a non-tabular basis. This practice is not prescribed under NAIC SAP.

In 2016, the Company applied a permitted practice to present the consideration received in relation to loss reserves transferred other than via commutation as part of the updated and amended Combined Pooling Agreement transaction within paid losses rather than as premiums written and earned. The classification change had no effect on net income or surplus.

A similar permitted practice was applied by the Company with respect to the presentation of consideration paid to Eaglestone Reinsurance Company ("Eaglestone") for loss portfolio transfers ("LPT") executed in 2015.

Insurance Department of the Commonwealth of Pennsylvania ("PA SAP") has prescribed the availability of certain offsets in the calculation of the Provision for reinsurance, which offsets are not prescribed under NAIC SAP. The Company has received approval to reflect the transfer of collection risk on certain of the Company's asbestos related reinsurance recoverable balances, to an authorized third party reinsurer, as another form of collateral acceptable to the Commissioner with respect to the reinsurance recoverable balance from the original reinsurers.

In 2016, the Company applied a permitted practice to recognize the effects of a retroactive aggregate excess of loss reinsurance agreement (the "ADC" or "Adverse Development Cover") entered into in January 2017 with National Indemnity Company ("NICO"), a subsidiary of Berkshire Hathaway, Inc. In addition, the Company applied a permitted practice to record the impact of the ADC as prospective reinsurance. The permitted practice also allowed the Company to reflect the consideration as paid losses rather than a reduction in premiums earned. The surplus gain associated with the ADC has been reported in a segregated surplus account and does not form part of the Company's Unassigned surplus, subject to the applicable dividend restrictions; such amounts must be restricted in surplus until such time as payments received by NICO exceed premiums paid for the retrocession.

10 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


The use of the aforementioned permitted and prescribed practices has not affected the Company's ability to comply with the NAIC's risk based capital ("RBC") and surplus requirements for the 2017, 2016 or 2015 reporting periods.

A reconciliation of the net income and capital and surplus between NAIC SAP and practices prescribed or permitted by NY SAP is shown below:

                                                                                          SSAP # FS Ref  2017    2016    2015
                                                                                          ------ ------ ------  ------  ------
Net loss, NY SAP                                                                                        $ (394) $ (243) $  (75)
State prescribed or permitted practices - addition (charge):
   Change in non-tabular discounting                                                        65     (a)      73     147      77
   Adverse Development Cover                                                               62R     (a)      --    (514)     --
   Present the consideration received/paid in relation to the loss reserves within paid
     losses                                                                                62R     (b)      --      --      --
                                                                                                        ------  ------  ------
Net (loss) income, NAIC SAP                                                                             $ (321) $ (610) $    2
                                                                                                        ------  ------  ------
Statutory surplus, NY SAP                                                                               $6,238  $6,448  $6,641
State prescribed or permitted practices - addition (charge):
   Non-tabular discounting                                                                  65     (a)     (86)   (159)   (306)
   Credits for reinsurance                                                                 62R     (c)      --      --      (4)
   Credits for collection risk on certain asbestos reinsurance recoveries                  62R     (c)     (43)    (58)    (41)
   Adverse Development Cover                                                               62R     (d)    (689)   (514)     --
   Present the consideration received/paid in relation to the loss reserves within paid
     losses                                                                                62R     (b)      --      --      --
                                                                                                        ------  ------  ------
Statutory surplus, NAIC SAP                                                                             $5,420  $5,717  $6,290
                                                                                                        ======  ======  ======

(a)Impacts Reserves for losses and loss adjustment expenses within the Statements of Liabilities, Capital and Surplus and Losses incurred within the Statements of Operations and Changes in Capital and Surplus.
(b)Impacts Losses incurred and Premiums earned within the Statements of Operations and Changes in Capital and Surplus.
(c)Impacts Provision for reinsurance within the Statements of Liabilities, Capital and Surplus and the change in Provision for reinsurance within the Statements of Operations and Changes in Capital and Surplus.
(d)Impacts Special surplus funds from reinsurance within the Statements of Liabilities, Capital and Surplus.

C. Use of Estimates in the Preparation of the Financial Statements

The preparation of statutory financial statements in accordance with NY SAP requires the application of accounting policies that often involve a significant degree of judgment. The Company's accounting policies that are most dependent on the application of estimates and assumptions are considered critical accounting estimates and are related to the determination of:

..   Reserves for losses and loss adjustment expenses ("LAE") including estimates and recoverability of the related reinsurance assets;

..   Legal contingencies;

..   Other than temporary impairment ("OTTI") losses on investments;

..   Fair value of certain financial assets, impacting those investments measured at fair value in the Statements of Admitted Assets and Liabilities, Capital and Surplus, as well as unrealized gains (losses) included in Capital and Surplus; and

..   Income tax assets and liabilities, including the recoverability and admissibility of net deferred tax assets and the predictability of future tax operating profitability of the character necessary to realize the net deferred tax asset.

These accounting estimates require the use of assumptions about matters, including some that are highly uncertain at the time of estimation. It is reasonably possible that actual experience may materially differ from the assumptions used and therefore the Company's statutory financial condition, results of operations and cash flows could be materially affected.

On December 22, 2017, the United States enacted Public Law 115-97, known as the Tax Cuts and Jobs Act ("the Tax Act"). The Tax Act reduces the statutory rate of U.S. federal corporate income tax to 21 percent and enacts numerous other changes generally impacting the Company in tax years beginning January 1, 2018. The Company has made a reasonable estimate of accounting for certain effects of tax reform which impact current and deferred income taxes incurred; however, these estimates are not fully complete because information has yet to be finalized or further analyzed relating to certain provisions. These estimates will be revised in the period the necessary information is determined and as relevant guidance is released by the U.S. Treasury. The Company does not believe such revisions would have a material impact on surplus.

11 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)



D. Accounting Policy Differences

NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America ("US GAAP"). NAIC SAP varies from US GAAP in certain significant respects, including:

            Transactions                        NAIC SAP Treatment                      US GAAP Treatment
            ------------               -------------------------------------  -------------------------------------
Policy Acquisition Costs               Costs are immediately expensed and     Costs directly related to the
Principally brokerage commissions and  are included in Other Underwriting     successful acquisition of new or
premium taxes arising from the         Expenses, except for reinsurance       renewal insurance contracts are
issuance of insurance contracts.       ceding commissions received in excess  deferred and amortized over the term of the cost to acquire business which  of the related insurance coverage.
                                       are recognized as a deferred
                                       liability and amortized over the
                                       period of the reinsurance agreement.

Unearned Premiums, Unpaid Losses and   Presented net of reinsurance           Presented gross of reinsurance with
Loss Expense Liabilities               recoverable.                           corresponding reinsurance recoverable
                                                                              assets for ceded unearned premiums
                                                                              and reinsurance recoverable on unpaid
                                                                              losses, respectively.

Retroactive reinsurance contracts      Gains and losses are recognized in     Gains are deferred and amortized over
                                       earnings immediately and surplus is    the settlement period of the ceded
                                       segregated to the extent pretax gains  claim recoveries. Losses are
                                       are recognized. Certain retroactive    immediately recognized in the
                                       affiliate or related party             Statements of Operations.
                                       reinsurance contracts are accounted
                                       for as prospective reinsurance if
                                       there is no gain in surplus as a
                                       result of the transaction.
Investments in Bonds held as:          Investment grade securities (rated by  All available for sale investments
1) available for sale                  NAIC as class 1 or 2) are carried at   are carried at fair value with
2) fair value option                   amortized cost. Non- investment grade  changes in fair value, net of
                                       securities (NAIC rated 3 to 6) are     applicable taxes, reported in
                                       carried at the lower of amortized      accumulated other comprehensive
                                       cost and fair value.                   income within shareholder's equity.

                                                                              Fair value option investments are
                                                                              carried at fair value with changes in
                                                                              fair value, net of applicable
                                                                              projected income taxes, reported in
                                                                              net investment income.
Investments in Equity Securities       Carried at fair value with unrealized  Same treatment as available for sale
classified as:                         gains and losses reported, net of      investments in bonds.
                                       applicable taxes, in the Statements
                                       of Changes in Capital and Surplus.

1) available for sale                                                         Same treatment as fair value option
2) fair value option                                                          investments in bonds.

Investments in Limited Partnerships,   Carried at the underlying US GAAP      If aggregate interests allow the
Hedge Funds and Private Equity         equity with results from the           holding entity to exercise more than
Interests                              investment's operations recorded net   minor influence (typically more than
                                       of applicable taxes, as unrealized     3%), the investment is carried at Net
                                       gains (losses) directly in the         Asset Value ("NAV") with changes in
                                       Statements of Changes in Capital and   value recorded to net investment
                                       Surplus.                               income.

                                                                              Where the aggregate interests allow
                                                                              the entity to exercise only minor
                                                                              influence (typically less than 3%),
                                                                              the investment is recorded at NAV
                                                                              with changes in value recorded, net
                                                                              of tax, as a component of accumulated
                                                                              other comprehensive income in
                                                                              shareholder's equity.

12 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)



            Transactions                        NAIC SAP Treatment                      US GAAP Treatment
            ------------               -------------------------------------  -------------------------------------
Investments in Subsidiary, Controlled  Subsidiaries are not consolidated.     Consolidation is required when there
and Affiliated Entities (SCAs)                                                is a determination that the
                                                                              affiliated entity is a variable
                                                                              interest entity ("VIE") and the
                                                                              entity has a variable interest and
                                                                              the power to direct the activities of
                                                                              the VIE. The VIE assessment would
                                                                              consider various factors including
                                                                              limited partnership (LP) status and
                                                                              inherent rights of equity investors.

                                       The equity investment in SCAs are
                                       accounted for under the equity method  Investments in SCAs that are voting
                                       and recorded as Common stock           interest entities (VOE) with majority
                                       investments. Dividends are recorded    voting rights are generally
                                       within Net Investment Income.          consolidated.


                                                                              Investments in SCAs where the holding
                                                                              entity exercises significant
                                                                              influence (generally ownership of >3%
                                                                              voting interests for LPs and similar
                                                                              entities and between 20 percent and
                                                                              50 percent for other entities) are
                                                                              recorded at equity value. The change
                                                                              in equity is included within
                                                                              operating income.
Statement of Cash Flows                Statutory Statements of Cash Flows     The Statements of Cash Flows can be
                                       must be presented using the direct     presented using the direct or
                                       method. Changes in cash, cash          indirect methods, however are
                                       equivalents, and short-term            typically presented using the
                                       investments and certain sources of     indirect method. Presentation is
                                       cash are excluded from operational     limited to changes in cash and cash
                                       cash flows. Non-cash items are         equivalents (short-term investments
                                       required to be excluded in the         are excluded). All non-cash items are
                                       Statements of Cash Flows and should    excluded from the presentation of
                                       be disclosed accordingly.              cash flows.

Deferred Federal Income Taxes          Deferred income taxes are established  The provision for deferred income for the temporary differences between  taxes is recorded as a component of
                                       tax and book assets and liabilities,   income tax expense, as a component of
                                       subject to limitations on              the Statements of Operations, except
                                       admissibility of tax assets.           for changes associated with items
                                                                              that are included within other
                                       Changes in deferred income taxes are   comprehensive income where such items
                                       recorded within capital and surplus    are recorded net of applicable income
                                       and have no impact on the Statements   taxes.
                                       of Operations.

Statutory Adjustments                  Certain asset balances designated as   All assets and liabilities are
(applied to certain assets including   nonadmitted, such as intangible        included in the financial statements.
goodwill, furniture and equipment,     assets and certain investments in      Provisions for uncollectible
deferred taxes in excess of            affiliated entities are excluded from  receivables are established as
limitations, prepaid expenses,         the Statements of Admitted Assets and  valuation allowances and are
overdue receivable balances and        are reflected as deductions from       recognized as expense within the
unsecured reinsurance amounts)         capital and surplus.                   Statements of Operations.

                                       A Provision for reinsurance is
                                       established for unsecured reinsurance
                                       amounts recoverable from unauthorized
                                       and certain authorized reinsurers
                                       with a corresponding reduction to
                                       Unassigned surplus.

The effects on the financial statements of the variances between NAIC SAP and US GAAP, although not reasonably determinable, are presumed to be material.

E. Significant Statutory Accounting Policies

Premiums

Premiums for insurance and reinsurance contracts are recorded as gross premiums written on the inception date of the policy. Premiums are earned primarily on a pro-rata basis over the term of the related insurance coverage. Extended reporting endorsements are reflected as premiums written and are earned on a pro-rata basis over the stated term of the endorsement unless the term of the endorsement is indefinite in which case premiums are fully earned at inception of the endorsement along with the recognition of associated loss and LAE.

13 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


Unearned premium reserves are established on an individual policy basis, reflecting the terms and conditions of the coverage being provided. Unearned premium reserves include the portion of premiums written relating to the unexpired terms of coverage as of the date of the financial statements. For policies with coverage periods equal to or greater than thirteen months and generally not subject to cancellation or modification by the Company, premiums are earned using a prescribed percentage of completion method.

Reinsurance premiums are typically earned over the same period as the underlying policies, or risks, covered by the contracts. As a result, the earnings pattern of a reinsurance contract generally written for a 12 month term may extend up to 24 months, reflecting the inception dates of the underlying attaching policies throughout the 12 month period of the reinsurance contract. Reinsurance premiums ceded are recognized as a reduction in revenues over the period reinsurance coverage is provided.

Insurance premiums billed and outstanding for 90 days or more are nonadmitted and deducted from Unassigned surplus.

Premiums for retrospectively rated contracts are initially recorded based on the expected loss experience and are earned on a pro-rata basis over the term of the related insurance coverage. Additional or returned premium is recorded if the estimated loss experience differs from the initial estimate and is immediately recognized in earned premium. The Company records accrued retrospectively rated premiums as written premiums. Adjustments to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date.

Gross written premiums net of ceded written premiums ("Net written premiums") that were subject to retrospective rating features as of December 31, 2017, 2016 and 2015 were as follows:

Years ended December 31,                                         2017  2016  2015
------------------------                                         ----  ----  ----
Net written premiums subject to retrospectively rated contracts  $105  $ 72  $ 83
Percentage of total net written premiums                          2.1%  1.1%  1.5%

As of December 31, 2017 and 2016, the admitted portion of accrued premiums related to the Company's retrospectively rated contracts were $567 and $595, respectively, which will be billed in future periods based primarily on the payment of the underlying expected losses and LAE. Unsecured amounts associated with these accrued retrospective premiums were $58 and $62 as of December 31, 2017 and 2016, respectively. Ten percent of the amount of accrued retrospective premiums receivable not offset by retrospective return premiums or other liabilities to the same party, other than loss and LAE reserves, or collateral (collectively referred to as the unsecured amount) have been nonadmitted in the amount of $13 for each of the years ended December 31, 2017 and 2016.

High Deductible

The Company establishes loss reserves for high deductible policies net of the insured's contractual deductible (such deductibles are referred to as "reserve credits"). The Company establishes a nonadmitted asset for ten percent of paid losses recoverable in excess of collateral held on an individual insured basis, or for one hundred percent of paid losses recoverable where no collateral is held and amounts are outstanding for more than ninety days. Additionally, the Company establishes an allowance for doubtful accounts for such paid losses recoverable in excess of collateral and after nonadmitted assets. Similarly, the Company does not recognize reserve credit offsets to its estimate of loss reserves where such credits are deemed uncollectible, as the Company ultimately bears credit risk on the underlying policies' insurance obligations.

14 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


The following table shows the exposure on unpaid claims and billed recoverable on paid claims by line of business as of December 31, 2017:

                                          Reserve Credits on Recoverable on
Line of Business      Gross Loss Reserves   Unpaid Claims     Paid Claims   Total
----------------      ------------------- ------------------ -------------- ------
Allied Lines                $  394              $  394            $ 8       $  402
General Liabilities            445                 445              6          451
Workers Compensation         3,550               3,550             39        3,589
                            ------              ------            ---       ------
Total                       $4,389              $4,389            $53       $4,442
                            ------              ------            ---       ------

As of December 31, 2017, both on-balance sheet and off-balance sheet collateral pledged to the Company related to deductible and paid recoverables was $230 and $3,142, respectively. Unsecured high deductible amounts related to unpaid claims and for paid recoverables for 2017 were $1,202, or 27% of the total high deductible. Additionally, as of December 31, 2017, the Company had recoverables on paid claims greater than 90 days overdue of $51, of which $9 have been nonadmitted.

The following table shows the deductible amounts for the highest ten unsecured high deductible policies as of December 31, 2017:

                                    Unsecured High Deductible
                   Counterparty*             Amounts
                   -------------    -------------------------
                   Counterparty 1             $188
                   Counterparty 2              107
                   Counterparty 3               90
                   Counterparty 4               64
                   Counterparty 5               50
                   Counterparty 6               49
                   Counterparty 7               47
                   Counterparty 8               39
                   Counterparty 9               26
                   Counterparty 10              20

* Actual counterparty is not named. Additionally, a group of entities under common control is regarded as a single counterparty.

Deposit Accounting

Direct insurance transactions where management determines there is insufficient insurance risk transfer are recorded as deposits unless the policy was issued
(i) in respect of the insured's requirement for evidence of coverage pursuant to applicable statutes (insurance statutes or otherwise), contractual terms or normal business practices, (ii) in respect of an excess insurer's requirement for an underlying primary insurance policy in lieu of self-insurance, or
(iii) in compliance with filed forms, rates and/or rating plans.

Assumed and ceded reinsurance contracts which do not transfer a sufficient amount of insurance risk are recorded as deposits with the net consideration paid or received recognized as a deposit asset or liability, respectively. Deposit assets are admitted if (i) the assuming company is licensed, accredited or qualified by the PA DOI, or (ii) the collateral (i.e., funds withheld, letters of credit or trusts) provided by the reinsurer meets all the requirements of the NY SAP, as applicable. The deposit asset or liability is adjusted by calculating the effective yield on the deposit to reflect the actual payments made or received to date and expected future payments with a corresponding credit or charge to Other income (expense) in the Statements of Operations.

Deposit assets are recorded to Other assets within the Statements of Admitted Assets, refer to Note 11A. Deposit liabilities are recorded to Other liabilities within the Statements of Liabilities, Capital and Surplus, refer to
Note 11B.

Premium Deficiency

The Company periodically reviews its expected ultimate losses with respect to its unearned premium reserves. A premium deficiency loss and related liability is established if the unearned premium reserves and related future investment income are collectively not sufficient to cover the expected ultimate loss projection. As of December 31, 2017 and 2016, the Company did not incur any premium deficiency losses.

15 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)



Retroactive Reinsurance

Transactions involving the transfer of loss and LAE reserves associated with loss events that occurred prior to the effective date of the transfer are recorded as reinsurance and reported separately from Reserves for losses and loss adjustment expenses in the Statements of Liabilities, Capital and Surplus. Initial pre-tax gains or losses are recorded in reinsurance gain within the Statements of Operations and Changes in Capital and Surplus with surplus gains recorded as Special surplus funds from reinsurance which is a component of Capital and Surplus that is restricted from dividend payment. Amounts recorded in Special surplus funds from reinsurance are considered to be earned surplus (i.e., transferred to Unassigned surplus) only when, and to the extent that, cash recoveries from the assuming entity exceed the consideration paid by the ceding entity. Special surplus funds from reinsurance are maintained separately for each respective reinsurance agreement; Special surplus funds from reinsurance account write-in entry on the balance sheet is adjusted, upward or downward, to reflect any subsequent increase or reduction in reserves ceded. The reduction in the special surplus funds is limited to the lesser of amounts recovered by the Company in excess of consideration paid or the surplus gain in relation to such agreement.

To the extent that the transfer of loss and LAE reserves associated with loss events that occurred prior to the effective date of the transfer is between affiliated entities and neither entity records a gain or loss in surplus, the transaction qualifies as an exception in the NAIC SAP accounting guidance and is accounted for as prospective reinsurance.

Insurance Related Acquisition Costs

Commissions, premium taxes, and certain underwriting costs are expensed as incurred and are included in Other underwriting expenses. The Company records an unearned ceding commission accrual equal to the excess of the ceding commissions received from reinsurers compared to the acquisition cost of the business ceded. This amount is amortized as an increase to income over the effective period of the reinsurance agreement in proportion to the amount of insurance coverage provided.

Provisions for Allowances and Unauthorized or Overdue Reinsurance

The recoverability of certain assets, including insurance receivables with counterparties, is reviewed periodically by management. Amounts deemed uncollectible are reduced, with the required statutory basis provision for reinsurance deducted from surplus and reflected as the Provision for reinsurance liability. Various factors are taken into consideration when assessing the recoverability of these asset balances including: the age of the related amounts due and the nature of the unpaid balance; disputed balances, historical recovery rates and any significant decline in the credit standing of the counterparty. PA SAP is applied in the determination of the Company's Provision for reinsurance.

Reserves for Losses and Loss Adjustment Expenses

Reserves for case incurred but not reported ("IBNR") and LAE losses are determined on the basis of actuarial specialists' evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are reviewed and updated based on available information, and any resulting adjustments are recorded in the current period. Accordingly, newly established reserves for losses and LAE, or subsequent changes, are charged to income as incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsurance policy based upon the terms of the underlying contract. See Note 5 for further discussion of policies and methodologies for estimating the liabilities and losses.

Workers' compensation reserves are discounted in accordance with NY DFS statutes; see Note 5 for further details.

Structured Settlements

In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity by the Company, generally from life insurers, to fund future claim obligations. In the event the life insurers providing the annuity do not meet their obligations, the Company would, in certain cases, become liable for the payments of benefits. As of December 31, 2017 there were no incurred losses, there has been no default by any of the participating life insurers and the Company has not reduced its loss reserves for any annuities purchased where it is both the owner and the payee. Management believes that based on the financial strength of the life insurers involved (mostly affiliates) the likelihood of the Company becoming liable, or incurring an incremental loss, is remote.

The estimated loss reserves eliminated by such structured settlement annuities and the unrecorded loss contingencies as of December 31, 2017 and 2016 were $1,321 and $1,335 respectively.

16 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


As of December 31, 2017, the Company had annuities with aggregate statement values in excess of one percent of its policyholders' surplus with life insurer affiliates as follows:

                                                                        Licensed in
Life Insurance Company                                State of Domicile  New York   Statement Value
----------------------                                ----------------- ----------- ---------------
The United States Life Insurance Company in the City
  of New York                                             New York          Yes          $828
American General Life Insurance Company of
Delaware                                                  Delaware          No            275
American General Life Insurance Company of Texas           Texas            No            163

Fair Value of Financial Instruments

The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

Assets and liabilities recorded at fair value are measured and classified in accordance with a fair value hierarchy consisting of three 'levels' based upon the observability of inputs available in the marketplace as discussed below:

..   Level 1: Fair value measurements that are based upon quoted prices
    (unadjusted) in active markets that we have the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The quoted price for such instruments is not subject to adjustment.

..   Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

..   Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. The circumstances for using these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, we must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Company's policy is to recognize transfers in and out at the end of the reporting period, consistent with the date of the determination of fair value (See Note 4 for the balance and activity of financial instruments). The valuation methods and assumptions used in estimating the fair values of financial instruments are as follows:

..   The fair value of bonds, mortgage loans, unaffiliated common stocks and preferred stocks are based on fair values that reflect the price at which a security would sell in an arm's length transaction between a willing buyer and seller. As such, sources of valuation include third party pricing sources, stock exchanges, brokers or custodians or the NAIC Capital Markets and Investment Analysis Office ("NAIC IAO").

..   The fair value of derivatives is determined using quoted prices in active markets and other market evidence whenever possible, including market-based updates, broker or dealer quotations or alternative pricing sources.

.. The carrying value of all other financial instruments approximates fair value due to the short term nature.

Cash Equivalents and Short Term Investments

Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less, that are both; (a) readily convertible to known amounts of cash; and (b) so near their maturity that they present insignificant risk of changes in value because of changes in interest rates. Highly liquid debt securities with maturities of greater than three months but less than twelve months from the date of purchase are classified as short-term investments. Short-term investments are carried at amortized cost which approximates fair value.

17 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)



Bonds (including Loan Backed and Structured Securities)

Loan-backed and structured securities ("LBaSS") include residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS"), and asset-backed securities ("ABS"), pass-through securities, lease-backed securities, equipment trust certificates, loan-backed securities issued by special purpose corporations or trusts, and securities where there is not direct recourse to the issuer.

Bonds and LBaSS with an NAIC IAO designation of "1" or "2" (considered to be investment grade) are carried at amortized cost. Bonds and LBaSS with an NAIC designation of "3", "4", "5", "5*", "6" or "6*" (considered to be non-investment grade) are carried at the lower of amortized cost or fair value. LBaSS fair values are primarily determined using independent pricing services and broker quotes. Bonds and LBaSS that have not been filed and have not received a designation in over a year, from the NAIC IAO, are assigned a 6* designation and carried at zero, with unrealized losses charged to surplus. Bond and LBaSS securities that have been filed and received a 6* designation can carry a value greater than zero. Bond and LBaSS securities are assigned a 5* designation when the following conditions are met: a) the documentation required for a full credit analysis did not exist, b) the issuer/obligor has made all contractual interest and principal payments, and c) an expectation of repayment of interest and principal exists. Amortization of premium or discount on bonds and LBaSS is calculated using the effective yield method.

Additionally, mortgage-backed securities ("MBS") and ABS prepayment assumptions are obtained from an outside vendor or internal estimates. The retrospective adjustment method is used to account for the effect of unscheduled payments affecting high credit quality securities, while securities with less than high credit quality and securities for which the collection of all contractual cash flows is not probable are both accounted for using the prospective adjustment method.

Mortgage Loans

Mortgage loans on real estate are carried at unpaid principal balances, net of unamortized premiums, discounts and impairments. Impaired loans are identified by management as loans in which it is probable that all amounts due according to the contractual terms of the loan agreement will not be collected. The Company accrues income on impaired loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Non-performing loan interest income that is delinquent more than 90 days is generally recognized on a cash basis.

Mortgage loans are considered impaired when collection of all amounts due under contractual terms is not probable. Impairment is measured using either i) the present value of expected future cash flows discounted at the loan's effective interest rate, ii) the loan's observable market price, if available, or iii) the fair value of the collateral if the loan is collateral dependent. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance amounts are established for incurred but not specifically identified impairments, based on statistical models primarily driven by past due status, debt service coverage, loan-to-value ratio, property occupancy, profile of the borrower and of the major property tenants, and economic trends in the market where the property is located. When all or a portion of a loan is deemed uncollectible, the uncollectible portion of the carrying amount of the loan is charged off against the allowance.

Internal credit risk ratings are assigned based on the consideration of risk factors including past due status, debt service coverage, loan-to-value ratio or the ratio of the loan balance to the estimated value of the property, property occupancy, profile of the borrower and of the major property tenants, economic trends in the market where the property is located, and condition of the property.

Preferred Stocks

Perpetual preferred stocks with an NAIC rating of "P1" or "P2", having characteristics of equity securities are carried at fair value. Redeemable preferred stocks with an NAIC rating of "RP1" or "RP2", which have characteristics of debt securities, are carried at amortized cost. All preferred stocks with an NAIC rating of "3" through "6" are carried at the lower of amortized cost or fair value.

Unaffiliated Common Stock Securities

Unaffiliated common stock investments are carried at fair value with changes in fair value recorded as unrealized gains (losses) in Unassigned surplus, or as realized losses in the event a decline in value is determined to be other than temporary.

Investments in subsidiaries and affiliated companies

Investments in non-publicly traded affiliates are recorded based on the underlying equity of the respective entity's financial statements as presented on a basis consistent with the nature of the affiliates operations (including any nonadmitted amounts). The Company's share of undistributed earnings and losses of affiliates is recorded as unrealized gains (losses) in Unassigned surplus.

18 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)



Investments in joint ventures, partnerships and limited liability companies

Other invested assets include joint ventures and partnerships and are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are recorded as unrealized gains (losses) in Unassigned surplus. Additionally, other invested assets include investments in collateralized loans that are recorded at the lower of amortized cost and the fair value of the underlying collateral. Changes in carrying value resulting from adjustments where the fair value is less than amortized cost are recorded as unrealized gains (losses) in Unassigned surplus, while changes resulting from amortization are recorded as Net investment income.

Derivatives

Derivative financial instruments are accounted for at fair value using quoted prices in active markets and other market evidence whenever possible, including market-based inputs to valuation models, broker or dealer quotations or alternative pricing sources, reduced by the amount of collateral held or posted by the Company with respect to the derivative position. Changes in carrying value are recorded as unrealized gains (losses) in Unassigned surplus.

Net investment income and gain/loss

Investment income is recorded as earned and includes interest, dividends and earnings from subsidiaries, loans and joint ventures. Realized gains or losses on the disposition or impairment of investments are determined on the basis of specific identification.

Investment income due and accrued is assessed for collectability. The Company records a valuation allowance on investment income receivable when it is probable that an amount is uncollectible by recording a charge against investment income in the period such determination is made. Any amounts receivable over 90 days past due, or 180 days past due for mortgage loans, that do not have a valuation allowance are nonadmitted by the Company.

Evaluating Investments for Other-Than-Temporary Impairment

If a bond is determined to have an OTTI in value the cost basis is written down to fair value as its new cost basis, with the corresponding charge to Net realized capital gains (losses) as a realized loss.

For bonds, other than loan-backed and structured securities, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the original contractual terms.

For loan-backed and structured securities, an OTTI shall be considered to have occurred if the fair value of a security is below its amortized cost and management intends to sell or does not have the ability and intent to retain the security until recovery of the amortized cost (i.e., intent based impairment). When assessing the intent to sell a security, management evaluates relevant facts and circumstances including, but not limited to, decisions to rebalance the investment portfolio, sales of securities to meet cash flow needs and sales of securities to take advantage of favorable pricing.

In general, a security is considered a candidate for OTTI evaluation if it meets any of the following criteria:

..   The Company may not realize a full recovery on their investment based on lack of ability or intent to hold a security to recovery;

..   Fundamental credit risk of the issuer exists; and/or

..   Other qualitative/quantitative factors exist indicating an OTTI has occurred.

When a credit-related OTTI is present, the amount of OTTI recognized as a realized capital loss is equal to the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected regardless of management's ability or intent to hold the security.

Common and preferred stock investments whose fair value is less than their carrying value or is at a significant discount to acquisition value are considered to be potentially impaired. For securities with unrealized losses, an analysis is performed. Factors include:

..   If management intends to sell a security that is in an unrealized loss position then an OTTI loss is considered to have occurred;

..   If the investments are trading at a significant (25 percent or more)
    discount to par, amortized cost (if lower) or cost for an extended period of time based on facts and circumstances of the investment; or

19 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


..   If a discrete credit event occurs resulting in: (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under bankruptcy law or any similar laws intended for court supervised reorganization of insolvent enterprises; or, (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or,

..   If there are other factors precluding a full recovery of the investment.

Limited partnership investments whose fair value is less than its book value with a significant unrealized loss are considered candidates for OTTI. OTTI factors that are periodically considered include:

..   If an order of liquidation or other fundamental credit issues with the partnership exists;

..   If there is a significant reduction in scheduled cash flow activities between the Company and the partnership or fund during the year;

..   If there is an intent to sell, or the Company may be required to sell, the investment prior to the recovery of cost of the investment; or

..   If other qualitative/quantitative factors indicating an OTTI exist based on facts and circumstances of the investment.

Equities in Pools & Associations

The Company accounts for its participation in the business pooled via the Association (see Note 6) and its deposit in the Association by recording the Company's share of:

..   direct and assumed premium as gross premium,

..   underwriting and net investment income results in the Statements of
    Operations and Changes in Capital and Surplus,

..   insurance and reinsurance balances in the Statements of Admitted Assets,

..   all other non-insurance assets and liabilities held by the Association, all of which are on its members' behalf, as Equities in Underwriting Pools and Associations in the Statements of Admitted Assets, and

..   cashflows in the Statements of Cash Flows.

Foreign Currency Translation

Foreign currency denominated assets and liabilities are translated into U.S. dollars using rates of exchange prevailing at the period end date. Revenues, expenses, gains, losses and surplus adjustments, of non-U.S. operations are translated into U.S. dollars based on weighted average exchange rate for the period. All gains or losses due to translation adjustments recorded as unrealized gains (losses) within Unassigned Surplus in the Statements of Liabilities, Capital and Surplus. All realized gains and losses due to exchange differences between settlement date and transaction date resulting from foreign currency transactions, not in support of foreign insurance operations, are included in Net realized capital gains (losses) in the Statements of Operations and Changes in Capital and Surplus.

Retirement Plans, Deferred Compensation, Postemployment Benefits and Compensated Absences and Other Postretirement Benefit Plans

The Company's employees participate in various AIG-sponsored defined benefit pension and postretirement plans. AIG, as sponsor, is ultimately responsible for the maintenance of these plans in compliance with applicable laws. The Company is not directly liable for obligations under these plans. AIG charges the Company and its insurance company affiliates pursuant to intercompany expense sharing agreements; the expenses are then shared by the pool participants in accordance with the pooling agreement.

In August 2015, AIG amended the defined benefit pension plans, to freeze benefit accruals effective January 1, 2016. Consequently, these plans were closed to new participants and current participants ceased earning additional benefits as of December 31, 2015. However, interest credits continue to accrue on the existing cash balance accounts and participants are continuing to accrue years of service for purposes of vesting and early retirement eligibility and subsidies as they continue to be employed by AIG and its subsidiaries.

AIG sponsors various defined contribution plans that provide for pre-tax salary reduction contributions by its U.S. employees. The most significant plan is the AIG Incentive Savings Plan, to which the Company makes matching contributions of 100 percent of the first six percent of employee contributions, subject to Internal Revenue Service imposed limitations. Effective January 1, 2016, participants began receiving an additional fully vested, non-elective, non-discretionary employer contribution equal to three percent of the participant's annual base compensation for the plan year, paid each pay period regardless of whether the participant currently contributes to the plan, and subject to the Internal Revenue Service ("IRS")-imposed limitations.

20 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


The Company incurred employee related costs related to defined benefit and defined contribution plans during 2017, 2016 and 2015 of $10, $10 and $5, respectively.

Depreciation

Certain assets, principally electronic data processing ("EDP") equipment, software and leasehold improvements are designated as nonadmitted assets and their net book value is deducted from surplus. EDP equipment primarily consists of non-operating software and is depreciated over its useful life, generally not exceeding five years. Leasehold improvements are amortized over the lesser of the remaining lease term or the estimated useful life of the leasehold improvement.

Income Taxes

The Company files a consolidated U.S. federal income tax return with AIG. AIG has more than 300 subsidiaries which form part of this tax return. A complete listing of the participating subsidiaries is included in Note 8.

The Company is allocated U.S. federal income taxes based upon a tax sharing agreement (the "Tax Sharing Agreement") with AIG, approved by the Company's Board of Directors. This agreement provides that the Company shall incur tax results that would have been paid or received by such company if it had filed a separate federal income tax return, with limited exceptions.

Additionally, while the agreement described above governs the current and deferred income tax recorded in the income tax provision, the amount of cash that will be paid or received for U.S. federal income taxes may at times be different. The terms of this agreement are based on principles consistent with the allocation of income tax expense or benefit on a separate company basis, except that:

..   The sections of the Internal Revenue Code relating to Alternative Minimum
    Tax ("AMT") are applied, but only if the AIG consolidated group is subject to AMT in the Consolidated Tax Liability, and;

..   The impact of Deferred Intercompany Transactions (as defined in Treas. Reg.
    (S)1.1502-13(b)(1), if the "intercompany items" from such transaction, as defined in Treas. Reg. (S)1.1502-13(b)(2), have not been taken into account pursuant to the "matching rule" of Treas. Reg. (S)1.1502-13(c)), are excluded from current taxation, provided however, that the Company records the appropriate deferred tax asset and/or deferred tax liability related to the gain or loss and includes such gain or loss in its separate return tax liability in the subsequent tax year when the deferred tax liability or deferred tax asset becomes current.

The Company has an enforceable right to recoup federal income taxes in the event of future net losses that it may incur or to recoup its net losses carried forward as an offset to future net income subject to federal income taxes.

Under the Tax Sharing Agreement, income tax liabilities related to uncertain tax positions and tax authority audit adjustments ("TAAAs") shall remain with the Company for which the income tax liabilities relate. Furthermore, if and when such income tax liabilities are realized or determined to no longer be necessary, the responsibility for any additional income tax liabilities, benefits or rights to any refunds due, remains with the Company.

In accordance with Circular Letter 1979-33 issued by the NY DFS, AIG shall establish and maintain an escrow account for amounts where the Company's separate return liability exceeds the AIG consolidated tax liability. As of December 31, 2017, the Company's separate return liability did not exceed the AIG consolidated tax liability and therefore no amounts were maintained in escrow.

Deferred Taxes

The Company evaluates the recoverability of deferred tax assets and establishes a valuation allowance, if necessary, to reduce the deferred tax asset to an amount that is more likely than not to be realized ("adjusted gross deferred tax asset"). The evaluation of the recoverability of the deferred tax asset and the need for a valuation allowance requires management to weigh all positive and negative evidence to reach a conclusion that it is more likely than not that all or some portion of the deferred tax asset will not be realized. The weight given to the evidence is commensurate with the extent to which it can be objectively verified. The more negative evidence that exists, the more positive evidence is necessary and the more difficult it would be to support a conclusion that a valuation allowance is not needed.

The Company's framework for assessing the recoverability of deferred tax assets requires it to consider all available evidence, including:

..   the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;

..   the sustainability of recent operating profitability of our subsidiaries;

..   the predictability of future operating profitability of the character necessary to realize the net deferred tax asset;

21 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


..   the carryforward periods for the net operating loss, capital loss and foreign tax credit carryforwards, including the effect of reversing taxable temporary differences, and;

..   prudent and feasible actions and tax planning strategies that would be implemented, if necessary, to protect against the loss of the deferred tax asset.

The adjusted gross deferred tax asset is then assessed for statutory admissibility. The reversing amount eligible for loss carryback or the amount expected to be realized in three years is admissible, subject to the defined surplus limitation. The remaining adjusted gross deferred tax asset can be admitted to the extent of offsetting deferred tax liabilities.

2. Accounting Adjustments to Statutory Basis Financial Statements

A. Change in Accounting Principles

2017 Changes

The Company did not adopt any material changes in the Statements of Statutory Accounting Principles ("SSAP") in 2017.

2016 Changes

In 2016, the Company adopted the following change in the SSAP:

Going Concern: In June 2015, the Statutory Accounting Principles Working Group adopted changes to SSAP No.1, Disclosures of Accounting Policies, Risks & Uncertainties, and Other Disclosures ("SSAP 1"), with a December 31, 2016 effective date, requiring management to evaluate whether there are conditions that give rise to substantial doubt over the Company's ability to continue as a going concern within one year from the financial statement issuance date. Conditions that would give rise to substantial doubt ordinarily relate to the Company's ability to meet its obligations as they become due. If substantial doubt arises over the Company's ability to continue as a going concern, the Company shall provide disclosure detailing management's evaluation and the consideration of management's plans to alleviate any substantial doubt. The adoption of this change did not have an effect on the Company's financial condition, results of operations or cash flows.

2015 Changes

In 2015, the Company adopted the following change in the SSAP:

Cash Flow: In March 2015, the Statutory Accounting Principles Working Group adopted revisions to SSAP No. 69, Statement of Cash Flow ("SSAP 69"), with a December 31, 2015 effective date to clarify cash flow shall include cash, cash equivalents and short-term investments. Disclosure of non-cash items affecting assets and liabilities was expanded to include non-cash operating items in addition to financing and investing items. The Company has adopted and applied these revisions in the 2015 Statements of Cash Flows and related disclosures.

B. Adjustments to Surplus

During 2017, 2016 and 2015 the Company identified corrections that resulted in after-tax statutory adjustments to beginning capital and surplus of $38, $66 and $(27), respectively. In accordance with SSAP No. 3, Accounting Changes and Corrections of Errors ("SSAP 3"), the corrections of errors have been reported in the 2017, 2016 and 2015 statutory financial statements as adjustments to Unassigned surplus. The impact of these corrections would have decreased the 2016 pre-tax income by $21 and increased the 2015 pre-tax income by $8. Management has concluded that the effects of these errors on the previously issued financial statements were immaterial based on a quantitative and qualitative analysis. The impact to surplus, assets and liabilities as of January 1, 2017, 2016 and 2015 is presented in the following tables:

22 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


                                                    Policyholders' Total Admitted
2017 Adjustments                                       Surplus         Assets     Total Liabilities
----------------                                    -------------- -------------- -----------------
Balance at December 31, 2016                            $6,448        $29,684          $23,236
Adjustments to beginning Capital and Surplus:
   Asset corrections                                        27             27               --
   Liability corrections                                     3             --               (3)
   Income tax corrections                                    8              8               --
                                                        ------        -------          -------
Total adjustments to beginning Capital and Surplus          38             35               (3)
                                                        ------        -------          -------
Balance at January 1, 2017 as adjusted                  $6,486        $29,719          $23,233
                                                        ======        =======          =======

An explanation for each of the adjustments for prior period corrections is described below:

Asset corrections - The increase in net admitted assets is primarily the result of the recording of real estate step up gains.

Liability corrections - The decrease in total liabilities is primarily the result of a) a decrease due to an over-accrual of insurance taxes, licenses and fees; partially offset by b) an increase resulting from the understatement of losses; c) an increase due to understatement of interest expense on environmental funds held and d) an increase for direct business which was being accounted for as Deposit Accounting in error.

Income tax corrections - The increase in the tax assets is primarily the result of a) corrections to prior period balances for adjustments to the current and deferred tax assets and liabilities and b) the tax effect of the corresponding change in asset realization and liability corrections.

                                                    Policyholders' Total Admitted
2016 Adjustments                                       Surplus         Assets     Total Liabilities
----------------                                    -------------- -------------- -----------------
Balance at December 31, 2015                            $6,641        $26,103          $19,462
Adjustments to beginning Capital and Surplus:
   Asset corrections                                        42             42               --
   Liability corrections                                    (3)            --                3
   Income tax corrections                                   27             27               --
                                                        ------        -------          -------
Total adjustments to beginning Capital and Surplus          66             69                3
                                                        ------        -------          -------
Balance at January 1, 2016 as adjusted                  $6,707        $26,172          $19,465
                                                        ======        =======          =======

An explanation for each of the adjustments for prior period corrections is described below:

Asset corrections - The increase in net admitted assets is primarily the result of a) an increase due to an overcharge of claims service fees related to an internally developed system; partially offset by b) a decrease due to understatement of the prior year expense allocation; and c) a decrease related to unsupported ceded premiums.

Liability corrections - The increase in total liabilities is primarily the result of a) an increase due to ceded losses reversed without consideration of contract limits; b) an increase due to recording of unsupported ceded reserves; and c) an increase resulting from losses understated on certain client accounts; partially offset by d) a decrease related to an overstatement of profit share between AIG PC Pool companies and AIG Warranty Guard Agency.

Income tax corrections - The increase in the tax assets is primarily the result of a) corrections to prior period balances for adjustments to the current and deferred tax assets and liabilities and b) the tax effect of the corresponding change in asset realization and liability corrections.

23 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


                                                    Policyholders' Total Admitted
2015 Adjustments                                       Surplus         Assets     Total Liabilities
----------------                                    -------------- -------------- -----------------
Balance at December 31, 2014                            $7,248        $26,408          $19,160
Adjustments to beginning Capital and Surplus:
   Asset corrections                                        (1)            (1)              --
   Liability corrections                                   (27)            --               27
   Income tax corrections                                    1              1               --
                                                        ------        -------          -------
Total adjustments to beginning Capital and Surplus         (27)            --               27
                                                        ------        -------          -------
Balance at January 1, 2015 as adjusted                  $7,221        $26,408          $19,187
                                                        ======        =======          =======

An explanation for each of the adjustments for prior period corrections is described below:

Asset corrections - The decrease in total admitted assets is primarily the result of a) a decrease in accrued retrospective premiums resulting from an overstatement of an accrual; b) a decrease in amounts recoverable from reinsurers due to the correction of a coding error; and c) a decrease in other assets due to a reduction of deductible recoverables on programs where the aggregate loss limits were already met; partially offset by d) an increase in deferred premiums due to unrecorded fee revenue; and e) an increase in equities and deposits in pools and associations resulting from a duplication in the expenses recorded.

Liability corrections -The increase in total liabilities is primarily the result of a) an increase in losses due to data remediation in addition to certain claims that were not adequately reserved; and b) corrections to the state tax payable account; partially offset by c) a decrease in other expenses and payable to parent, subsidiaries and affiliates due to the overstatement of prior year end expense accruals; d) decrease in taxes, licenses, and fees related to amounts improperly reflected; and e) a decrease in funds held by company under reinsurance treaties and unearned premiums due to data remediation.

Income tax corrections -The increase in the tax assets is primarily the result of the tax effect of the corresponding asset and liability corrections, as well as partnership basis adjustments.

3. Investments

A. Bond Investments

The reconciliation from carrying value to fair value of the Company's bond investments as of December 31, 2017 and 2016 are outlined in the tables below:

                                                                               Gross      Gross
                                                                    Carrying Unrealized Unrealized  Fair
December 31, 2017                                                    Value     Gains      Losses    Value
-----------------                                                   -------- ---------- ---------- -------
U.S. governments                                                    $   109     $  2       $ --    $   111
All other governments                                                   207        1         (1)       207
States, territories and possessions                                     664       41         (1)       704
Political subdivisions of states, territories and possessions           752       36         (1)       787
Special revenue and special assessment obligations and all
  non-guaranteed obligations of agencies and authorities and their
  political subdivisions                                              2,944      101        (13)     3,032
Industrial and miscellaneous                                         10,477      565        (52)    10,990
                                                                    -------     ----       ----    -------
Total                                                               $15,153     $746       $(68)   $15,831
                                                                    =======     ====       ====    =======

24 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


                                                                                   Gross      Gross
                                                                        Carrying Unrealized Unrealized  Fair
December 31, 2016                                                        Value     Gains      Losses    Value
-----------------                                                       -------- ---------- ---------- -------
U.S. governments                                                        $   161     $  5      $  --    $   166
   All other governments                                                    297        2         (5)       294
   States, territories and possessions                                    1,222       50        (11)     1,261
   Political subdivisions of states, territories and possessions          1,275       45        (11)     1,309
   Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities and their
     political subdivisions                                               5,137      115        (71)     5,181
   Industrial and miscellaneous                                          10,761      436       (111)    11,086
                                                                        -------     ----      -----    -------
   Total                                                                $18,853     $653      $(209)   $19,297
                                                                        =======     ====      =====    =======

The carrying values and fair values of bonds at December 31, 2017, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.

                                                    Carrying  Fair
            December 31, 2017                        Value    Value
            -----------------                       -------- -------
            Due in one year or less                 $   230  $   232
            Due after one year through five years     2,744    2,814
            Due after five years through ten years    2,155    2,184
            Due after ten years                       2,290    2,395
            Structured securities                     7,734    8,206
                                                    -------  -------
            Total                                   $15,153  $15,831
                                                    =======  =======

B. Mortgage Loan Investments

The minimum and maximum lending rates for mortgage loans during 2017 were:

                                     Minimum        Maximum
                Category          Lending Rate % Lending Rate %
                --------          -------------- --------------
                Retail                 3.8%           4.2%
                Office                 4.3%           4.3%
                Industrial             2.5%           4.0%
                Multi-Family           3.8%           4.4%
                Other Commercial       3.1%           5.0%

The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was 95 percent. The Company's mortgage loan portfolio is current as to payments of principal and interest, for both periods presented. There were no significant amounts of nonperforming mortgages (defined as those loans where payment of contractual principal or interest is more than 90 days past due) during any of the periods presented. The Company did not have any advanced amounts for taxes or assessments. The following table details an analysis of mortgage loans as of December 31, 2017 and 2016:

25 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


                                   Residential            Commercial
                                ----------------- ---------------------------
                           Farm Insured All Other Insured All Other Mezzanine Total
                           ---- ------- --------- ------- --------- --------- ------
2017
   Recorded Investment
   Current                 $--    $--     $339      $--    $1,727      $--    $2,066
   30 - 59 days past due    --     --        1       --        --       --         1
                           ---    ---     ----      ---    ------      ---    ------
   Total                   $--    $--     $340      $--    $1,727      $--    $2,067
                           ---    ---     ----      ---    ------      ---    ------
2016
   Recorded Investment
   Current                  --     --       --       --     1,895       --     1,895
                           ---    ---     ----      ---    ------      ---    ------
   Total                   $--    $--     $ --      $--    $1,895      $--    $1,895
                           ===    ===     ====      ===    ======      ===    ======

C. Loan-Backed and Structured Investments

The Company did not record any non-credit OTTI losses during 2017 and 2016 for LBaSS.

As of December 31, 2017 and 2016, the Company held LBaSS for which it recognized $19 and $28, respectively, of credit-related OTTI based on the present value of projected cash flows being less than the amortized cost of the securities.

The following table shows the aggregate unrealized losses and related fair value relating to those securities for which an OTTI has not been recognized as of the reporting date and the length of time that the securities have been in a continuous unrealized loss position:

Years Ended December 31,                                             2017   2016
------------------------                                            ------ ------
Aggregate unrealized losses:
   Less than 12 Months                                              $   28 $   65
   12 Months or longer                                              $    5 $   27
Aggregate related fair value of securities with unrealized losses:.
   Less than 12 Months                                              $2,178 $2,681
   12 Months or longer                                              $  215 $  475

The Company held structured notes as of December 31, 2017 and 2016 with a total carrying value of $128 and $81, respectively. There were no structured notes held as of December 31, 2017 and 2016 which were considered mortgage-referenced securities.

D. Unrealized losses

The fair value of the Company's bonds and stocks that had gross unrealized losses (where fair value is less than amortized cost) as of December 31, 2017 and 2016 are set forth in the tables below:

26 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


December 31, 2017                                               Less than 12 Months   12 Months or Longer          Total
-----------------                                              --------------------  --------------------  --------------------
                                                                          Unrealized            Unrealized            Unrealized
Description of Securities                                      Fair Value   Losses   Fair Value   Losses   Fair Value   Losses
-------------------------                                      ---------- ---------- ---------- ---------- ---------- ----------
U.S. governments                                                 $    8      $ --       $ --       $ --      $    8     $  --
All other governments                                               138        (3)        23         (1)        161        (4)
States, territories and possessions                                  49        (1)         6         --          55        (1)
Political subdivisions of states, territories and possessions        35        --         35         (1)         70        (1)
Special revenue and special assessment obligations and all
  non-guaranteed obligations of agencies and authorities
  and their political subdivisions                                  541       (12)       100         (1)        641       (13)
Industrial and miscellaneous                                      2,674       (46)       625        (16)      3,299       (62)
                                                                 ------      ----       ----       ----      ------     -----
Total bonds                                                      $3,445      $(62)      $789       $(19)     $4,234     $ (81)
                                                                 ------      ----       ----       ----      ------     -----
Affiliated                                                           --        --        128        (49)        128       (49)
Non-affiliated                                                        5        --         --         --           5        --
                                                                 ------      ----       ----       ----      ------     -----
Total common stocks                                              $    5      $ --       $128       $(49)     $    5     $ (49)
                                                                 ------      ----       ----       ----      ------     -----
Total stocks                                                     $    5      $ --       $128       $(49)     $  133     $ (49)
                                                                 ------      ----       ----       ----      ------     -----
Total bonds and stocks                                           $3,450      $(62)      $917       $(68)     $4,367     $(130)
                                                                 ======      ====       ====       ====      ======     =====

December 31, 2016                                        Less than 12 Months   12 Months or Longer          Total
-----------------                                       --------------------  --------------------  --------------------
                                                                   Unrealized            Unrealized            Unrealized
Description of Securities                               Fair Value   Losses   Fair Value   Losses   Fair Value   Losses
-------------------------                               ---------- ---------- ---------- ---------- ---------- ----------
U.S. governments                                          $    9     $  --      $   --      $ --      $    9     $  --
All other governments                                        179        (6)         18        (1)        197        (7)
States, territories and possessions                          325       (11)         --        --         325       (11)
Political subdivisions of states, territories and
  possessions                                                433       (11)         --        --         433       (11)
Special revenue and special assessment obligations and
  all non-guaranteed obligations of agencies and
  authorities and their political subdivisions             2,056       (71)         --        --       2,056       (71)
Industrial and miscellaneous                               3,175       (73)        800       (50)      3,975      (123)
                                                          ------     -----      ------      ----      ------     -----
Total bonds                                                6,177      (172)        818       (51)      6,995      (223)
                                                          ------     -----      ------      ----      ------     -----
Affiliated                                                    --        --         222       (41)        222       (41)
Non-affiliated                                                --        --          --        --          --        --
                                                          ------     -----      ------      ----      ------     -----
Total common stocks                                           --        --         222       (41)        222       (41)
                                                          ------     -----      ------      ----      ------     -----
Preferred stocks                                              17        --          --        --          17        --
                                                          ------     -----      ------      ----      ------     -----
Total stocks                                                  17        --         222       (41)        239       (41)
                                                          ------     -----      ------      ----      ------     -----
Total bonds and stocks                                    $6,194     $(172)     $1,040      $(92)     $7,234     $(264)
                                                          ======     =====      ======      ====      ======     =====

E. Realized Gains (Losses)

Proceeds from sales and associated gross realized gains (losses) for the years ended December 31, 2017, 2016 and 2015 were as follows:

Years ended December 31         2017               2016               2015
-----------------------  ------------------ ------------------ -----------------
                                   Equity             Equity             Equity
                          Bonds  Securities  Bonds  Securities  Bonds  Securities
                         ------  ---------- ------  ---------- ------  ----------
Proceeds from sales      $5,648     $59     $3,895     $34     $3,176     $178
Gross realized gains         79       5         83      12         61        2
Gross realized losses       (69)     --        (48)     --        (34)      (3)

27 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)



F. Derivative Financial Instruments

The Company holds currency as well as interest rate derivative financial instruments in the form of currency swaps, interest rate swaps, and currency forwards and futures to manage risk from currency exchange rate fluctuations, and the impact of such fluctuations to surplus and cash flows on investments or loss reserves. While not accounted for under hedge accounting, the currency derivatives are economic hedges of the Company's exposure to fluctuations in the value of receipts on certain investments held by the Company denominated in foreign currencies (primarily GBP and EUR), or of the Company's exposure to fluctuations in recorded amounts of loss reserves denominated in foreign currencies (primarily JPY). Additionally, interest rate derivatives were entered into to manage risk from fluctuating interest rates in the market, and the impact of such fluctuations to surplus and cash flows on investments or loss reserves. The interest rate derivatives are cash flow hedges of the company's exposure to fluctuations in LIBOR/EURIBOR rates on investments in collateralized loan obligations.

Market Risk

The Company is exposed under these types of contracts to fluctuations in value of the swaps and forwards and variability of cash flows due to changes in interest rates and exchange rates.

Credit Risk

The current credit exposure of the Company's derivative contracts is limited to the fair value of such contracts. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral.

Cash Requirements

The Company is subject to collateral requirements on its currency and interest rate derivative contracts. Additionally, the Company is required to make currency exchanges on fixed dates and fixed amounts or fixed exchange rates, or make a payment in the amount of foreign currency physically received on certain foreign denominated investments. For interest rate swaps, the Company is required to make payments based on a floating rate (LIBOR/EURIBOR) on a fixed payment date.

The currency and interest rate derivatives do not qualify for hedge accounting. As a result, the Company's currency and interest rate contracts are accounted for at fair value and the changes in fair value are recorded as unrealized gains (losses) in Unassigned Surplus within the Statements of Operations and Changes in Capital and Surplus until the derivative expires at which time the related unrealized amounts are recognized in Net realized capital gains (losses).

The Company did not apply hedge accounting to any of its derivatives for any period in these financial statements. The following tables summarize the outstanding notional amounts, the fair values and the realized and unrealized gains or losses of the derivative financial instruments held by the Company for the years ended December 31, 2017 and 2016.

                                           December 31, 2017           Year ended December 31, 2017
                                    ------------------------------  ----------------------------------
                                    Outstanding Notional            Realized Capital Unrealized capital
Derivative Financial Instrument            Amount        Fair Value gains/ (losses)   gains / (losses)
-------------------------------     -------------------- ---------- ---------------- ------------------
Swaps                                       $583            $(15)         $(9)              $(44)
Forwards                                     250               1            1                  4
                                            ----            ----          ---               ----
Total                                       $833            $(14)         $(8)              $(40)
                                            ====            ====          ===               ====

                                           December 31, 2016           Year ended December 31, 2016
                                    ------------------------------  -----------------------------------
                                    Outstanding Notional            Realized Capital Unrealized capital
Derivative Financial Instrument            Amount        Fair Value  gains/(losses)    gains / losses
-------------------------------     -------------------- ---------- ---------------- ------------------
Swaps                                       $860            $29           $51               $11
Forwards                                     112             (3)           (7)               --
                                            ----            ---           ---               ---
Total                                       $972            $26           $44               $11
                                            ====            ===           ===               ===

G. Other Invested Assets

During 2017, 2016 and 2015, the Company recorded OTTI losses on investments in joint ventures and partnerships of $81, $66, and $52, respectively.

28 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)



H. Investment Income

The Company had $1 and $0 accrued investment income receivables over 90 days past due as of December 31, 2017 and 2016, respectively. Investment expenses of $42, $33 and $32 were included in Net investment income earned for the years ended December 31, 2017, 2016 and 2015, respectively.

I. Restricted Assets

The Company had securities deposited with regulatory authorities, as required by law, with a carrying value of $1,645 and $1,437 as of December 31, 2017 and 2016, respectively.

4. Fair Value of Financial Instruments

The following tables present information about financial instruments carried at fair value on a recurring basis and indicates the level of the fair value measurement as of December 31, 2017 and 2016:

             December 31, 2017       Level 1 Level 2 Level 3 Total
             -----------------       ------- ------- ------- -----
             Bonds                    $ --    $245     $65   $310
             Common stocks             136     276      22    434
             Mutual funds                1       2      --      3
             Derivative assets          --       6      --      6
             Derivative liabilities     --     (20)     --    (20)
                                      ----    ----     ---   ----
             Total                    $137    $509     $87   $733
                                      ====    ====     ===   ====

             December 31, 2016       Level 1 Level 2 Level 3 Total
             -----------------       ------- ------- ------- -----
             Bonds                    $ --    $255     $66   $321
             Common stocks              99      --      21    120
             Derivative assets          --      29      --     29
             Derivative liabilities     --      (4)     --     (4)
             Mutual funds                3      --      --      3
                                      ----    ----     ---   ----
             Total                    $102    $280     $87   $469
                                      ====    ====     ===   ====

During the year ended December 31, 2017, $2 of common stocks transferred from level 1 to level 2 as an alternative method was utilized to determine fair value as active market price was not readily accessible. There were no assets carried at fair value that were transferred between level 1 and level 2 during 2016.

29 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)



A. Fair Value Measurements in Level 3 of the Fair Value Hierarchy

The following tables show the balance and activity of financial instruments classified as level 3 in the fair value hierarchy for the years ended December 31, 2017 and 2016.

                                                       Total Realized
                                                       Gains (Losses)                 Purchases,
               Beginning                                included in     Unrealized      Sales,
               Balance at                                   Net       Gains (Losses)  Issuances,   Balance at
               January 1, Transfers into Transfers out   Investment    Included in   Settlements, December 31,
                  2017       Level 3      of Level 3       Income        Surplus         Net          2017
               ---------- -------------- ------------- -------------- -------------- ------------ ------------
Bonds             $66          $16           $(85)          $(1)           $--           $69          $65
Common stocks      21           --             --             5             --            (4)          22
                  ---          ---           ----           ---            ---           ---          ---
Total             $87          $16           $(85)          $ 4            $--           $65          $87
                  ===          ===           ====           ===            ===           ===          ===

For the year ended December 31, 2017, bonds of $16 were transferred into Level 3 because of a lack of observable market data due to a decrease in market activity for these securities. Bonds of $85 were transferred out of Level 3 because observable market data became available for these securities.

                                                          Total Realized
                                                          Gains (Losses)                 Purchases,
                  Beginning                                included in     Unrealized      Sales,
                  Balance at                                   Net       Gains (Losses)  Issuances,   Balance at
                  January 1, Transfers into Transfers out   Investment    Included in   Settlements, December 31,
December 31,2016     2016       Level 3      of Level 3       Income        Surplus         Net          2016
----------------  ---------- -------------- ------------- -------------- -------------- ------------ ------------
 Bonds               $56          $45           $(68)           $6            $(1)          $28          $66
 Common Stocks        --           --             --             2             --            19           21
                     ---          ---           ----            --            ---           ---          ---
 Total               $56          $45           $(68)           $8            $(1)          $47          $87
                     ===          ===           ====            ==            ===           ===          ===

For the year ended December 31, 2016, bonds of $45 transferred into Level 3 during 2016 because of a lack of observable market data due to a decrease in market activity for these securities. Bonds of $68 transferred out of Level 3 because observable market data became available for these securities.

B. Fair Value of all Financial Instruments

The table below details the fair value of all financial instruments except for those accounted for under the equity method as of December 31, 2017 and 2016:

                                             Aggregate Fair                                          Not Practicable
December 31, 2017                                Value      Admitted Assets Level 1 Level 2  Level 3  (Carry Value)
-----------------                            -------------- --------------- ------- -------  ------- ---------------
Bonds                                           $15,831         $15,153      $ --   $11,434  $4,397        $--
Cash equivalents and short-term investments         138             138       138                --         --
Common stock                                        445             445       136       288      21         --
Derivative assets                                     6               6        --         6      --         --
Derivative liabilities                              (20)            (20)       --       (20)     --         --
Mortgage loans                                    2,079           2,067        --        --   2,079         --
Mutual funds                                          3               3         1         2      --         --
Preferred stock                                      50              49        --        50      --         --
                                                -------         -------      ----   -------  ------        ---
Total                                           $18,532         $17,841      $275   $11,760  $6,497        $--
                                                =======         =======      ====   =======  ======        ===

30 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)



                                                                        Not
                        Aggregate                                   Practicable
                          Fair    Admitted                            (Carry
December 31, 2016         Value    Assets  Level 1 Level 2  Level 3   Value)
-----------------       --------- -------- ------- -------  ------- -----------
Bonds                    $19,297  $18,853   $ --   $15,636  $3,661      $--
Cash equivalent and
  short-term
  investments                 14       14     11         3      --       --
Common stock                 139      139     99        19      21       --
Derivative assets             29       29     --        29      --       --
Derivative liabilities        (4)      (4)    --        (4)     --       --
Mortgage loans             1,893    1,895     --        --   1,893       --
Mutual funds                   3        3      3        --      --       --
Preferred stock               49       49     --        49      --       --
                         -------  -------   ----   -------  ------      ---
Total                    $21,420  $20,978   $113   $15,732  $5,575      $--
                         =======  =======   ====   =======  ======      ===

5. Reserves for Losses and Loss Adjustment Expenses

A roll forward of the Company's net reserves for losses and LAE as of December 31, 2017, 2016 and 2015, is set forth in the table below:

           December 31,                     2017     2016     2015
           ------------                   -------  -------  -------
           Reserves for losses and LAE,
             end of prior year            $12,210  $13,171  $13,429
           Incurred losses and LAE
             related to:
           Current accident year            4,700    4,377    3,776
           Prior accident year                277    1,102    1,196
                                          -------  -------  -------
           Total incurred losses and LAE  $ 4,977  $ 5,479  $ 4,972
                                          -------  -------  -------
           Paid losses and LAE related
             to:
           Current accident year           (1,140)  (1,123)    (980)
           Prior accident year             (3,932)  (5,317)  (4,250)
                                          -------  -------  -------
           Total paid losses and LAE       (5,072)  (6,440)  (5,230)
                                          -------  -------  -------
           Reserves for losses and LAE,
             end of current year          $12,115  $12,210  $13,171
                                          =======  =======  =======

After applying the impact of the ADC, the Company reported net unfavorable prior year development on loss and LAE reserves of approximately $277 during 2017 which includes a decrease in loss reserve discount on prior accident years of $45. Under the ADC, 80 percent of the reserve risk on substantially all of our commercial long-tail exposures for accident years 2015 and prior is ceded to NICO. Excluding the impact of the ADC, the Company recognized unfavorable prior loss reserve development of $452.

The unfavorable prior year development is generally a result of the following:

   . Unfavorable prior year development in excess casualty and primarily general liability products within Other Liability - Occurrence line of business, driven primarily by increases in underlying severity and greater than expected loss experience in accident year 2016 as well as increased development from claims related to construction defects and construction wrap business (largely from accident years 2006 and prior);

   . Unfavorable prior year development in excess casualty and directors and officers ("D&O") within Other Liability - Claims-Made line of business, covering privately owned and not-for-profit insureds. The D&O development was predominantly in accident year 2016 and resulted largely from increases in bankruptcy-related claims and fiduciary liability claims for large educational institutions; and

   . Unfavorable prior year development primarily driven by commercial auto business in the program business unit. A significant portion of this development came from accident year 2016 with much of it related to programs that have been terminated over the past year.

During 2016, the Company reported adverse loss and LAE net reserve development of $1,102 which includes a loss reserve discount of $152 due to accretion. The adverse development is comprised mainly of development on the Primary Workers Compensation class of business of $669, the Primary General Liability class of business of $270, the Excess Casualty class of business of $268, the Medical Malpractice class of business of $152, the Primary Commercial Auto class of business of $123, and the Programs class of business of $131. In addition, favorable prior year loss development on retrospectively rated policies was $12 as of December 31, 2016, which was offset by additional return premiums. Original estimates are adjusted as additional information becomes known regarding individual claims. As a result of the ADC, there was $514 of prior year development (net of discount) ceded to NICO. Refer to Note 1 for further details regarding this transaction.

31 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


During 2015, the Company reported adverse loss and LAE net reserve development of $1,196 which includes a loss reserve discount charge of $78 due to accretion. The adverse development is comprised of development on the Excess Casualty class of business of $457, the Primary Casualty class of business of $338, the Healthcare class of business of $143. Original estimates are increased or decreased, as additional information becomes known regarding individual claims. Included in this increase is $15 of unfavorable prior year loss development on retrospectively rated policies as of December 31, 2015, which was offset by additional premiums.

The Company's reserves for losses and LAE have been reduced for anticipated salvage and subrogation of $252, $242 and $189 as of December 31, 2017, 2016 and 2015, respectively. The Company paid $32, $36 and $11 in the reporting period to settle 233, 54 and 236 claims related to extra contractual obligations or bad faith claims stemming from lawsuits as of December 31, 2017, 2016 and 2015, respectively.

A. Asbestos/Environmental Reserves

The Company has indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1986 and prior years, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company's future operating results or financial position.

The Company has exposure to asbestos and/or environmental losses and LAE costs arising from pre-1986 general liability, product liability, commercial multi-peril and excess liability insurance or reinsurance policies as noted below:

                                         Asbestos Losses   Environmental Losses
                                       ------------------  -------------------
December 31,                           2017   2016   2015  2017   2016   2015
------------                           ----  -----  -----  ----   ----   ----
Direct -
Loss and LAE reserves, beginning of
  year                                 $838  $ 819  $ 969  $255   $149   $ 97
   Impact of pooling restructure
     transaction                         --    137     --    --     25     --
Incurred losses and LAE                   2     37    (29)    1     91     62
   Calendar year paid losses and LAE    (43)  (155)  (121)  (41)   (10)   (10)
                                       ----  -----  -----  ----   ----   ----
Loss and LAE Reserves, end of year     $797  $ 838  $ 819  $215   $255   $149
                                       ----  -----  -----  ----   ----   ----

Assumed reinsurance -
Loss and LAE reserves, beginning of
  year                                 $249  $ 264  $ 273  $ 15   $ 14   $ 13
   Impact of pooling restructure
     transaction                         --     43     --    --      2     --
Incurred losses and LAE                  27      1     33     6     (1)     1
   Calendar year paid losses and LAE    (18)   (59)   (42)   (2)    --     --
                                       ----  -----  -----  ----   ----   ----
Loss and LAE Reserves, end of year     $258  $ 249  $ 264  $ 19   $ 15   $ 14
                                       ----  -----  -----  ----   ----   ----

Net of reinsurance -
Loss and LAE reserves, beginning of
  year                                 $  1  $   9  $  --  $ --   $ --   $ 55
   Impact of pooling restructure
     transaction                         --      2     --    --     --     --
Incurred losses and LAE                  --     --     --    --     --     37
   Calendar year paid losses and LAE     --    (10)     9    --     --    (92)
                                       ----  -----  -----  ----   ----   ----
Loss and LAE Reserves, end of year     $  1  $   1  $   9  $ --   $ --   $ --
                                       ====  =====  =====  ====   ====   ====

The Company estimates the full impact of the asbestos and environmental exposure by establishing full case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management's judgment after reviewing all the available loss, exposure, and other information.

Included in the table above are loss and LAE IBNR and bulk reserves arising from pre-1986 general liability, product liability, commercial multi-peril and excess liability insurance or reinsurance policies as noted below:

32 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)



              Asbestos                         Loss Reserves LAE Reserves
              December 31,                     2017   2016   2017   2016
              ------------                     ----   ----   ----   ----
              Direct basis:                    $406   $444   $45    $49
              Assumed reinsurance basis:         78     68     9      8
              Net of ceded reinsurance basis:    --     --    --     --

              Environmental                    Loss Reserves LAE Reserves
              December 31,                     2017   2016   2017   2016
              ------------                     ----   ----   ----   ----
              Direct basis:                    $68    $90    $29    $39
              Assumed reinsurance basis:         3      4      1      2
              Net of ceded reinsurance basis:   --     --     --     --

B. Loss Portfolio Transfer

As of February 12, 2018, the Company terminated and commuted certain existing reinsurance agreements with Eaglestone Reinsurance Company ("Eaglestone"). At the same time, the Company ceded substantially all commuted business as well as additional business through various loss portfolio transfer reinsurance agreements to DSA Reinsurance Company Limited ("DSA RE"). Refer to Note 12 for additional information on both the commutation and subsequent cessions.

Effective December 2015, certain AIG affiliated insurers (collectively, the "Reinsureds", each of which is a member of the Combined Pool) entered into four loss portfolio transfer reinsurance agreements with Eaglestone. Under these agreements, the Reinsureds ceded loss portfolio transfers of certain liabilities as follows: (1) Legacy Environmental loss reserves, (2) certain "Runoff" loss reserves, (3) certain Environmental Impairment Liability loss reserves, and (4) certain Medical Malpractice loss reserves. The total consideration paid by the Reinsureds, on a funds withheld basis, was approximately $1,490, equal to the total of the subject reserves for unearned premiums, and nominal losses and loss adjustment expenses (including IBNR). Pursuant to a permitted practice approved by the Company's regulator, the Company recognized its share of the consideration paid as paid losses, rather than as ceded premiums written and earned. Following the cession, the Company recognized a reduction in discount of $13 on the assumed loss reserves associated with one of the LPT agreements.

NAIC SAP allows for prospective accounting treatment for intercompany reinsurance agreements among companies 100% owned by a common parent provided there is no gain in surplus as a result of the transaction. Transfer of consideration in an amount equal to the statutory book value of the net reinsured liabilities ensures that there is no impact to surplus. In determining whether there was a gain in surplus as a result of the transaction, the Company excludes certain second order accounting effects, including loss reserve discounts and deferred tax effects. As a result, all of the LPT agreements are treated as prospective reinsurance by all parties to the LPTs.

C. Discounting of Liabilities for Unpaid Losses or Unpaid Loss Adjustment
   Expenses

The Company discounts its workers' compensation (both tabular and non-tabular) reserves.

The calculation of the Company's tabular discount is based upon the mortality table used in the 2007 US Decennial Life Table, and applying a 3.5 percent interest rate. Only case basis reserves are subject to tabular discounting. The December 31, 2017 and 2016 liabilities include $781 and $1,619 of such discounted reserves, respectively.

Tabular Reserve Discount

The table below presents the amount of tabular discount applied to the Company's reserves as of December 31, 2017, 2016 and 2015.

               Lines of Business                   2017 2016 2015
               -----------------                   ---- ---- ----
               Workers' Compensation
               Case Reserves                       $134 $96  $191

As of December 31, 2017 and 2016, the tabular case reserve discount is presented net of the ceded discount related to the ADC of $162 and $154, respectively.

33 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


Non-Tabular Discount

The Company's non-tabular workers' compensation case reserves are discounted using the Company's own payout pattern and a 5 percent interest rate, as prescribed by NY SAP. The table below presents the amount of non-tabular discount applied to the Company's reserves as of December 31, 2017, 2016 and 2015.

               Lines of Business                   2017 2016 2015
               -----------------                   ---- ---- ----
               Workers' Compensation
               Case Reserves                       $86  $159 $306

As of December 31, 2017 and 2016, the non-tabular case reserve discount is presented net of the ceded discount related to the ADC of $187 and $260, respectively.

6. Related Party Transactions

A. Combined Pooling Agreement

2017 Pooling Restructure Transaction

As described in Note 1, effective January 1, 2017, the Combined Pooling Agreement was amended and restated among the twelve member companies. In order to rebalance the capital accounts of the companies in the Combined Pool, certain participants of the Combined Pool made distributions or received contributions of capital during March 2017. The change in the Combined Pooling Agreement had no effect on the Company's reported assets, liabilities, surplus, operations or cash flow, as the Company's participation in the pool remained the same.

2016 Pooling Restructure Transaction

In 2016, the Combined Pooling Agreement was amended and restated among the twelve member companies. In order to rebalance the capital accounts of the companies in the Combined Pool, certain participants of the Combined Pool made distributions or received contributions of capital during February 2016. C&I distributed to AIG PC US, its parent, an amount of $700, of which $158 was an extraordinary dividend and $542 was a return of capital. Subsequently, AIG PC US made a contribution to American Home in the amount of $700.

34 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


The following table shows the changes in assets, liabilities and surplus as a result of the 2016 Pooling Restructure Transaction:

                                                                            Amount
                                                                           -------
Assets:
   Agents' balances or uncollected premiums                                $   286
   Amounts recoverable from reinsurers                                          51
   Funds held by or deposited with reinsured companies                          31
   Other insurance assets                                                       37
                                                                           -------
       Total Assets                                                            405
                                                                           -------
Liabilities
   Unearned premium reserves (net)                                             521
   Reinsurance payable on paid losses and loss adjustment expenses              34
   Reserves for losses and loss adjustment expenses (net)                    2,265
   Funds held by company under reinsurance treaties                            227
   Ceded reinsurance premiums payable                                           47
   Other insurance liabilities                                                 140
                                                                           -------
       Total Liabilities                                                   $ 3,234
                                                                           -------
Statements of Operations and Changes in Surplus
   Net premiums written                                                    $   521
   Change in unearned premium reserves                                        (521)
                                                                           -------
   Premiums earned                                                              --
                                                                           -------
   Other underwriting expenses incurred                                         82
                                                                           -------
                                                                           -------
   Net loss                                                                    (82)
                                                                           -------
                                                                           -------
       Total change in Surplus                                                 (82)
                                                                           -------
Net Impact                                                                 $ 2,747
                                                                           -------
Consideration received
Securities received                                                        $    18
Cash received                                                                2,729
                                                                           -------
Consideration Received                                                     $ 2,747
                                                                           =======

Other underwriting expenses incurred represent the net expense allowance impact to the Company pursuant to the Combined Pooling Agreement.

The Company received a permitted practice from the domiciliary state that resulted in the reporting of consideration for the transfer of undiscounted loss reserves as paid (or negative paid) losses within losses incurred, rather than presenting such amounts within premiums written and earned. This permitted practice only relates to the inception of the pooling arrangement. As a result, the consideration paid relating to unearned premium is reflected as negative premiums written, as offset by the change in unearned premium, and the consideration relating to the transfer of undiscounted loss reserves and loss adjustment expenses was recorded as negative paid losses, as offset by the change in net losses incurred. This permitted practice had no effect upon net income or surplus for the period.

35 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


Statutory accounting principles allow for prospective accounting treatment for modifications to existing intercompany pooling agreements that do not result in a gain in surplus to the insurance group or to impacted companies. Transfer of both assets and the liabilities valued at statutory book value ensures that there is no impact to surplus as a result of implementing a modification to an existing pooling arrangement. Under the terms of the Combined Pooling agreement, which was approved by the individual company's Insurance Department state of domicile, all assets and liabilities were transferred at statutory book value, gross of admissibility, recoverability allowances, provisions and discount amounts. Due to the adjustment for these amounts, there were impacts to the individual companies' net income and surplus amounts, mainly due to the prescribed or permitted practices of the individual company's Insurance Department state of domicile in comparison to other states of domicile. Specifically, changes in discount resulting from the net reduction in workers' compensation reserves retained following the reduction in the Company's pooling participation were reflected as a charge to income based on the state prescribed discount rates. In addition, the Companies were compensated for any previous acquisition costs associated with unearned premium reserves that were subject to transfer, as well as certain expense reallocations that had no effect to the Combined Pool. As a result of the transaction, the Company recorded an increase/(decrease) in its Assets, Liabilities, Surplus and Net Income subsequent to the changes associated with the net consideration received (described above), yet inclusive of the change in discount, acquisition costs and expense reallocation adjustments as follows:

                                  Net Admitted
  Line Description                   Assets    Liabilities Surplus Net Income
  ----------------                ------------ ----------- ------- ----------
  Change in nonadmitted assets        $--          $--      $(21)     $ --
  Workers' compensation discount       --           --        83        83
  Other allocations                    --           --       (20)      (14)
                                      ---          ---      ----      ----
  Total                               $--          $--      $ 42      $ 69
                                      ===          ===      ====      ====

B. American International Overseas Association

AIG formed the Association, a Bermuda exempted limited partnership, in 1976, as the pooling mechanism for AIG's international general insurance operations. At the time of forming the Association, the member companies entered into a reinsurance agreement to govern the business pooled in the Association. The current participation percentages for the Association Pool member companies are set forth in the table below.

                                                   NAIC Co. Participation
      Member Company                                 Code      Percent
      --------------                               -------- -------------
      Combined Pool Member companies, as follows:
      National Union                                19445        78%
      New Hampshire                                 23841        12%
      American Home                                 19380        10%

The Company's participation in the Association is pooled among all Pool members in proportion to their participation in the Combined Pool.

36 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


C. Significant Transactions

The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred during 2017, 2016 and 2015 between the Company and affiliated companies in which the value exceeded one-half of one percent of the Company's admitted assets as of December 31, 2017, 2016 and 2015:



                                                 Assets Received by       Assets Transferred by
2017                                                 the Company               the Company
----                                            ---------------------  ---------------------------
Date of      Explanation of                     Statement
Transaction  Transaction     Name of Affiliate    Value   Description  Statement Value Description
-----------  --------------  -----------------  --------- -----------  --------------- -----------
 01/19/17    Purchase of
             securities       AIG, Inc.           $264    Securities        $264             Cash
 10/31/17    Purchase and
             sale of
             securities       Lexington            343    Securities         359       Securities
 10/31/17    Purchase of
             securities       Lexington             16          Cash          --
 10/31/17    Purchase and
             sale of
             securities       National Union       499    Securities         507       Securities
 10/31/17    Purchase of
             securities       National Union         9          Cash          --

                                                          Assets Received by           Assets Transferred by
2016                                                          the Company                   the Company
----                                                ------------------------------- ---------------------------
Date of      Explanation of
Transaction   Transaction         Name of Affiliate Statement Value   Description   Statement Value Description
-----------  --------------       ----------------- --------------- --------------- --------------- -----------
 01/25/16    Receivable for  (a)   AIG PC US             $650            Securities      $ --
             Capital
             Contribution
 02/29/16    Capital               AIG PC US              700            Securities        --
             Contribution
 06/30/16    Dividend              AIG PC US               --                             300       Securities
 09/30/16    Dividend              AIG PC US               --                             300       Securities
 Various     Sale of               The Variable           310                             310             Cash
             Securities            Annuity Life
                                   Insurance
                                   Company
 Various     Purchase of           American               187       Securities/Cash       187       Securities
             Securities            General Life
                                   Insurance
                                   Company

(a)  Refer to Note 11 for more detail.

37 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)





                                                                      Assets Received by           Assets Transferred by
2015                                                                      the Company                   the Company
----                                                            ------------------------------- ---------------------------
Date of
Transaction Explanation of Transaction       Name of Affiliate  Statement Value  Description    Statement Value Description
----------- --------------------------       -----------------  --------------- --------------- --------------- -----------
 02/02/15         Dividend                    AIG PC US              $ --                            $600             Cash
 03/27/15         Purchase of                 AIG                     149           Securities        149             Cash
                  securities
 04/20/15         Sale of                     National Union          180                 Cash        180       Securities
                  securities
 05/01/15         Purchase of                 National Union          171           Securities        171             Cash
                  securities
 05/15/15         Sale of                     Eaglestone              164                 Cash        164       Securities
                  securities
 05/15/15         Purchase of                 Eaglestone              164           Securities        164             Cash
                  securities
 06/29/15         Dividend                    AIG PC US                --                   --        286       Securities
 06/29/15         Dividend                    AIG PC US                --                   --         14             Cash
 06/30/15         Parent loan           (a)   AIG PC US               211                 Cash         --
 07/01/15         Repayment of                AIG PC US                --                   --        211             Cash
                  Parent loan
 08/10/15         Sale of                     National Union          244                 Cash        244       Securities
                  securities
 08/28/15         Dividend                    AIG PC US                --                   --        300             Cash
 12/31/15         Securities                  American                362       Private Equity        362       Securities
                  transferred                 General Life
                                              Insurance
                                              Company
 12/31/15         Capital               (b)   AIG PC US               650          Receivables         --               --
                  Contribution

(a)  Refer to Note 6H for more details on the Parent loan.
(b)  Refer to Note 11 for more details.

D. Purchase of SCA

As part of its legal entity simplification efforts, on April 1, 2015, the Company issued a $122 promissory note to AIU as consideration for the purchase of AIG Insurance Company China Limited. AIU distributed the promissory note within the AIG group of companies, and the promissory note was returned to the Company as a capital contribution.

E. Amounts Due to or from Related Parties

At December 31, 2017 and 2016, the Company reported the following receivables/payables balances from/to its Ultimate Parent, subsidiaries and affiliates (excluding reinsurance transactions). Intercompany agreements have defined settlement terms and related receivables are reported as nonadmitted if balances due remain outstanding more than ninety days past the due date as specified in the agreement.

         As of December 31,                                   2017 2016
         ------------------                                   ---- ----
         Balances with other member pool companies            $  1 $  1
         Balances with other affiliates                          4   12
                                                              ---- ----
         Receivable from parent, subsidiaries and affiliates  $  5 $ 13
                                                              ---- ----
         Balances with National Union                         $658 $406
         Balances with other member pool companies              --    3
         Balances with other affiliates                         16   60
                                                              ---- ----
         Payable to parent, subsidiaries and affiliates       $674 $469
                                                              ==== ====

Current federal and foreign income taxes (payable) recoverable under the Tax Sharing Agreement at December 31, 2017 and 2016 were $(12) and $88, respectively.

The Company did not change its methods of establishing terms regarding any transactions with its affiliates during the years ended December 31, 2017 or 2016.

38 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


F. Guarantees or Contingencies for Related Parties

The Company has issued guarantees whereby it unconditionally and irrevocably guarantees all present and future obligations and liabilities arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. The guarantees were provided in order to secure or maintain the guaranteed companies' rating status issued by certain rating agencies, as disclosed in Note 10.

G. Management, Service Contract and Cost Sharing Arrangements

As an affiliated company of AIG, the Company utilizes centralized services from AIG and its affiliates. The Company is allocated a charge for these services, based on the amount of incremental expense associated with operating the Company as a separate legal entity. The amount of expense allocated to the Company each period was determined based on an analysis of services provided to the Company.

The following table summarizes fees incurred related to affiliates that exceeded one-half of one percent of the Company's admitted assets during 2017, 2016 and 2015:

                 Affiliates                     2017 2016 2015
                 ----------                     ---- ---- ----
                 AIG Claims Inc.                $201 $173 $250
                 AIG PC Global Services, Inc.*    46  100  166
                                                ---- ---- ----
                    Total                       $247 $273 $416
                                                ==== ==== ====

* AIG PC Global Services, Inc. is below one-half of one percent in 2017 and 2016.

In 2017, 2016 and 2015 management service costs included severance expenses pertaining to an AIG-wide initiative to centralize work streams into lower cost locations and create a more streamlined organization.

H. Borrowed Money

The Company (among other affiliates) is a borrower under a Loan Agreement, with AIG, as lender, pursuant to which the Company may borrow funds from AIG from time to time (the "Loan Facility"). The aggregate amount of all loans that may be outstanding under the Loan Facility at a given time is $500. As of December 31, 2017 and 2016, the Company had no outstanding liability pursuant to this Loan Facility.

Significant debt terms and covenants include the following:

..   The Company must preserve and maintain its legal existence while maintaining all rights, privileges and franchises necessary to the normal conduct of its business;

..   The Company must take, or cause to be taken, all other actions reasonably necessary or desirable to preserve and defend the rights of the Lender to payment hereunder, and to assure to the Lender the benefits hereof, and;

..   The Company must not merge with or into or consolidate with any other person, sell, transfer or dispose of all or substantially all of its assets or undergo any change in the control of its voting stock unless (a) such merger or consolidation is with or into a wholly-owned subsidiary of Lender, (b) such sale or transfer is to a wholly-owned subsidiary of the Lender or (c) the Company receives the prior written authorization from the Lender.

There have been no violations of the terms and covenants associated with the debt issuance.

7. Reinsurance

In the ordinary course of business, the Company may use both treaty and facultative reinsurance to minimize its net loss exposure to a) any single catastrophic loss event; b) to an accumulation of losses from a number of smaller events; or c) to provide greater risk diversification. In addition, the Company assumes reinsurance from other insurance companies. Based on the terms of the reinsurance contracts, a portion of expected IBNR losses will be recoverable in accordance with terms of the reinsurance protection purchased. This determination is necessarily based on the estimate of IBNR and accordingly, is subject to the same uncertainties as the estimate of IBNR. Ceded amounts related to paid and unpaid losses and loss expenses with respect to these reinsurance agreements are generally substantially collateralized. The Company remains liable to the extent that the reinsurers do not meet their obligation under the reinsurance contracts after any collateral is exhausted, and as such, the financial condition of the reinsurers is regularly evaluated and monitored for concentration of credit risk.

39 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


The following table presents direct, assumed reinsurance and ceded reinsurance written and earned for the years ended December 31, 2017, 2016 and 2015:

                                      2017           2016           2015
  Years Ended December 31,       -------------- -------------- --------------
                                 Written Earned Written Earned Written Earned
  -------------------------      ------- ------ ------- ------ ------- ------
  Direct premiums                   682     592    715     481    576     378
  Reinsurance premiums assumed:
  Affiliates                      7,243   7,527  8,658   8,182  7,714   7,503
  Non-affiliates                    298     276    311     217    109     160
                                 ------  ------ ------  ------ ------  ------
     Gross premiums               8,223   8,395  9,684   8,880  8,399   8,041
                                 ------  ------ ------  ------ ------  ------
  Reinsurance premiums ceded:
  Affiliates                      1,264   1,205  1,513   1,169  1,118     972
  Non-affiliates                  1,928   2,020  1,903   1,659  1,572   1,574
                                 ------  ------ ------  ------ ------  ------
     Net premiums                $5,031  $5,170 $6,268  $6,052 $5,709  $5,495
                                 ======  ====== ======  ====== ======  ======

As of December 31, 2017 and 2016, and for the years then ended, the Company's unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

                                                Paid  Reserves
                                      Unearned Losses   for
                                      Premium   and    Losses
                                      Reserves  LAE   and LAE
                                      -------- ------ --------
                  December 31, 2017:
                  Affiliates           $1,068   $ 59  $ 9,829
                  Non-affiliates          608    266    7,747
                                       ------   ----  -------
                     Total             $1,676   $325  $17,576
                                       ======   ====  =======
                  December 31, 2016:
                  Affiliates           $1,007   $ 64  $10,436
                  Non-affiliates          700    275    7,865
                                       ------   ----  -------
                     Total             $1,707   $339  $18,301
                                       ======   ====  =======

A. Reinsurance Return Commission

The maximum amount of return commission which would have been due to reinsurers if all of the Company's reinsurance had been cancelled as of December 31, 2017 and 2016 with the return of the unearned premium reserve is as follows:

                     Assumed Reinsurance Ceded Reinsurance         Net
                     ------------------  ------------------ -----------------
                     Premium  Commission Premium Commission Premium Commission
                     Reserve    Equity   Reserve   Equity   Reserve   Equity
                     -------  ---------- ------- ---------- ------- ----------
  December 31, 2017
  Affiliates         $4,150      $745    $1,068     $179    $3,082     $566
  All Other             161        29       608      102      (447)     (73)
                     ------      ----    ------     ----    ------     ----
  Total              $4,311      $774    $1,676     $281    $2,635     $493
                     ------      ----    ------     ----    ------     ----
  December 31, 2016
  Affiliates         $4,420      $750    $1,007     $160    $3,413     $590
  All Other             139        24       700      111      (561)     (87)
                     ------      ----    ------     ----    ------     ----
  Total              $4,559      $774    $1,707     $271    $2,852     $503
                     ======      ====    ======     ====    ======     ====

40 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)



B. Unsecured Reinsurance Recoverable

The aggregate unsecured reinsurance balances (comprising recoverables for paid and unpaid losses and LAE and unearned premium reserves) in excess of three percent of policyholders' surplus at December 31, 2017 and 2016 with respect to an individual reinsurer, and each of such reinsurer's related group members having an unsecured aggregate reinsurance balance with the company, are as follows:

            Reinsurer                                 2017    2016
            ---------                                ------- -------
            Affiliates:
               Combined Pool*                        $ 8,648 $ 9,027
               Eaglestone Reinsurance Company          1,019     986
               Other affiliates                            3      54
                                                     ------- -------
               Total affiliates                      $ 9,670 $10,067
                                                     ------- -------
               Berkshire Hathaway Group                4,733   1,025
               Swiss Re Group                            536     590
               Munich Re Group**                          85     227
                                                     ------- -------
            Total Non-affiliates                       5,354   1,842
                                                     ------- -------
               Total affiliates and non-affiliates   $15,024 $11,909
                                                     ======= =======

* Includes intercompany pooling impact of $887 related to Unearned Premium Reserve, $7,505 related to Reserves for Losses and LAE and $17 related to Paid losses and LAE as of and for the year ended December 31, 2017, and $812, $8,049, and $23, respectively, as of and for the year ended December 31, 2016
** Munich Re Group is less than 3% in 2017

C. Reinsurance Recoverable in Dispute

At December 31, 2017 and 2016, the aggregate of all disputed items did not exceed ten percent of capital and surplus and there were no amounts in dispute for any single reinsurer that exceeded five percent of capital and surplus. The total reinsurance recoverable balances in dispute are $58 and $86 as of December 31, 2017 and 2016, respectively.

D. Retroactive Reinsurance

On January 20, 2017, the Combined Pool entered into an adverse development reinsurance agreement with NICO under which the Combined Pool ceded to NICO eighty percent of its reserve risk above an attachment point on substantially all of its U.S. Commercial long-tail exposures for accident years 2015 and prior. Under this agreement, the Combined Pool ceded to NICO eighty percent of net paid losses on subject business on or after January 1, 2016 in excess of $25,000 of net paid losses, up to an aggregate limit of $25,000. At NICO's
80 percent share, NICO's limit of liability under the contract is $20,000. The Combined Pool paid consideration of approximately $10,188 in February 2017, including interest at 4 percent per annum from January 1, 2016 through date of payment. American Home's share of the consideration paid was $3,566. NICO placed the consideration received into a collateral trust account as security for NICO's claim payment obligations, and Berkshire Hathaway Inc. has provided a parental guarantee to secure NICO's obligations under the agreement.

American Home accounted for this transaction as prospective reinsurance, except that the surplus gain associated with the ADC has been reported in a segregated surplus account and does not form a part of the Company's Unassigned funds.

The total surplus gain recognized by the Combined Pool as of December 31, 2017 and 2016 was $1,426 and $1,113, respectively. American Home's share of this gain as of December 31, 2017 and 2016 was $689 and $514, respectively. The surplus gain is presented as segregated surplus and subject to the applicable dividend restrictions. This amount must be restricted in surplus until such time as the actual retroactive reinsurance recovered from NICO exceeds the consideration paid for the cession.

E. Reinsurance Agreements Qualifying for Reinsurer Aggregation

In 2011, the Combined Pool companies entered into a loss portfolio transfer reinsurance agreement with Eaglestone, an affiliate, which provides coverage up to a limit of $5,000 for the Pool's net asbestos exposures. Effective the same date, Eaglestone retroceded the majority of this exposure to NICO, an unaffiliated company. NICO provides coverage up to a limit of $3,500 for subject business covered under the agreement. NICO administers claims and pursues amounts recoverable from the Combined Pool companies' reinsurers with respect to paid losses and loss adjustment expenses. To the extent that the prior reinsurers pay, the amounts are collected and retained by NICO. NICO maintains funds in trust for the benefit of Eaglestone under the contract; as of December 31, 2017 and 2016 the amount in trust was $3,703 and $3,135, respectively. The amount of the unexhausted limit under the NICO agreement as of December 31, 2017 and 2016 was $1,295 and $1,353, respectively. The Company has accounted for its cession to Eaglestone as prospective reinsurance.

41 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


F. Commutation of Ceded Reinsurance

During 2015, the Pool completed a commutation with Transatlantic Reinsurance Company and its subsidiaries ("Transatlantic") associated with both ceded and assumed reinsurance agreements covering the amounts due under, or in connection with, 1986 and prior reinsurance agreements and U.S. asbestos claims under 1987 and later reinsurance agreements. A total of $400 was paid by Transatlantic as a net commutation payment. A significant portion of the commuted arrangements related to asbestos losses that are subject to the retroactive reinsurance agreement with NICO. Of the total consideration, Transatlantic paid $350 directly to NICO pursuant to the Company's arrangement whereby NICO administers the claims, bills and collects directly from reinsurers. The Combined Pool recognized a loss in 2015 of $44 related to the portion of the commutation arrangement retained by the Combined Pool member companies, of which the Company's share was $13.

8. Income Taxes

U.S. TAX REFORM OVERVIEW

On December 22, 2017, the United States enacted Public Law 115-97, known as the Tax Cuts and Jobs Act ("the Tax Act"). The Tax Act reduces the statutory rate of U.S. federal corporate income tax to 21 percent and enacts numerous other changes impacting the Company.

Provisions of the Tax Act include reductions or elimination of deductions for certain items, e.g. reductions to corporate dividends received deductions, disallowance of entertainment expenses, and limitations on the deduction of certain executive compensation costs. These provisions, generally, result in an increase in the Company's taxable income in the years beginning after December 31, 2017. Changes specific to the property and casualty insurance industry include the changes to the calculation of insurance tax reserves and related transition adjustments and computation of proration adjustments.

Consistent with Staff Accounting Bulletin No. 118 released by the Securities and Exchange Commission, the NAIC issued INT 18-01: Updated Tax Estimates under the Tax Cuts and Jobs Act ("INT 18-01"), which provides guidance on statutory accounting for the tax effects of the Tax Act. INT 18-01 addresses situations where accounting for certain income tax effects of the Tax Act under SSAP 101, Income Taxes, ("SSAP 101") may be incomplete upon issuance of an entity's financial statements and provides a one-year measurement period from enactment date to complete the accounting under SSAP 101. In accordance with INT 18-01, a company must reflect the following:

..   Income tax effects of those aspects of the Tax Act for which accounting under SSAP 101 is complete;

..   Provisional estimate of income tax effects of the Tax Act to the extent accounting is incomplete but a reasonable estimate is determinable; and

..   If a provisional estimate cannot be determined, SSAP 101 should still be applied on the basis of tax law provisions that were in effect immediately before the enactment of the Tax Act.

Consistent with requirements of SSAP 101, we have remeasured our deferred tax assets and liabilities with reference to the statutory income tax rate of 21 percent and taken into consideration other provisions of the Tax Act. As of December 31, 2017, we had not fully completed our accounting for the tax effects of the Tax Act. Our provision for income taxes for the period ended December 31, 2017 is based in part on a reasonable estimate of the effects on existing deferred tax balances and of certain provisions of the Tax Act. To the extent a reasonable estimate of the impact of certain provisions was determinable, we recorded provisional estimates as a component of provision of income taxes. To the extent a reasonable estimate of the impact of certain provisions was not determinable, we have not recorded any adjustments and continued accounting for them in accordance with SSAP 101 on the basis of the tax laws in effect before enactment of the Tax Act.

The Tax Act includes provisions for Global Intangible Low-Taxed Income ("GILTI"), under which taxes on foreign income are imposed on the excess of a deemed return on tangible assets of foreign corporations and for Base Erosion and Anti-Abuse Tax ("BEAT"), under which taxes are imposed on certain base eroding payments to affiliated foreign companies. Where applicable, consistent with accounting guidance, we will treat BEAT as an in period tax charge when incurred in future periods for which no deferred taxes need to be provided and made an accounting policy election to treat GILTI taxes in a similar manner. Accordingly, no provision for income tax related to GILTI or BEAT was recorded as of December 31, 2017.

Tax effects for which a reasonable estimate can be determined

Provisions Impacting Property and Casualty Insurance Companies

The Tax Act modified computations of insurance reserves for property and casualty insurance companies. Specifically, the Act extends the discount period for certain long-tail lines of business from 10 years to 24 years and increases the discount rate, replacing the applicable federal rate for a

42 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


higher-yield corporate bond rate, and eliminates the election allowing companies to use their historical loss payment patterns for loss reserve discounting. Adjustments related to the differences in insurance reserves balances computed historically versus the Tax Act have to be taken into income over eight years. Accordingly, at December 31, 2017, these changes give rise to a new deferred tax liability. We have recorded a reasonable estimate of $74 with respect to this deferred tax liability. This increase in deferred tax liabilities is offset by an increase in the deferred tax asset related to loss reserves as a result of applying the new provisions of the Tax Act.

Provisions Impacting Projections of Taxable Income and Admissibility of Deferred Tax Assets

Certain provisions of the Tax Act impact our projections of future taxable income used in analyzing realizability of our deferred tax assets. In certain instances, provisional estimates have been included in our future taxable income projections for these specific provisions to reflect application of the new tax law. We do not currently anticipate that our reliance on provisional estimates would have a material impact on our determination of realizability of our deferred tax assets.

Tax effects for which no estimate can be determined

The Tax Act may affect the results in certain investments and partnerships in which we are a non-controlling interest owner. The information needed to determine a provisional estimate is not currently available (such as for interest deduction limitations in those entities and the changed definition of a U.S. Shareholder). Accordingly, we continued accounting for these investments in accordance with SSAP 101 on the basis of the tax laws in effect before enactment of the Tax Act, and no provisional estimates were recorded.

The components of the Company's net deferred tax assets/liabilities ("DTA"/"DTL") as of December 31, 2017 and 2016 are as follows:

                                     12/31/2017              12/31/2016                Change
                               ----------------------- ----------------------- ----------------------
                               Ordinary Capital Total  Ordinary Capital Total  Ordinary Capital Total
                               -------- ------- ------ -------- ------- ------ -------- ------- -----
Gross DTA                       $1,000   $167   $1,167  $1,556   $192   $1,748  $(556)   $(25)  $(581)
Statutory Valuation Allowance       --     20       20      --     32       32     --     (12)    (12)
                                ------   ----   ------  ------   ----   ------  -----    ----   -----
Adjusted Gross DTA               1,000    147    1,147   1,556    160    1,716   (556)    (13)   (569)
Nonadmitted DTA                     13     --       13     387     --      387   (374)     --    (374)
                                ------   ----   ------  ------   ----   ------  -----    ----   -----
Subtotal Admitted DTA              987    147    1,134   1,169    160    1,329   (182)    (13)   (195)
DTL                                173    147      320     328    160      488   (155)    (13)   (168)
                                ------   ----   ------  ------   ----   ------  -----    ----   -----
Net Admitted DTA/(DTL)          $  814   $ --   $  814  $  841   $ --   $  841  $ (27)   $ --   $ (27)
                                ======   ====   ======  ======   ====   ======  =====    ====   =====

At December 31, 2017, the Company recorded gross deferred tax assets ("DTA") of $1,167. A valuation allowance was established on net capital deferred tax assets of $20 as it is management's belief that certain assets will not be realized in the foreseeable future. Tax planning strategies had no impact on the determination of the net admitted DTA.

The following table shows the summary of the calculation for the net admitted DTA as of December 31, 2017 and 2016:

                                                        12/31/2017              12/31/2016                Change
                                                  ----------------------- ----------------------- ----------------------
                                                  Ordinary Capital Total  Ordinary Capital Total  Ordinary Capital Total
                                                  -------- ------- ------ -------- ------- ------ -------- ------- -----
Adjusted gross DTAs realizable within 36
  months or 15 percent of statutory surplus (the
  lesser of 1 and 2 below)                          $814    $ --   $  814  $  841   $ --   $  841  $ (27)   $ --   $ (27)
   1. Adjusted gross DTAs realizable within
     36 months                                       816      --      816     966     --      966   (150)     --    (150)
   2. 15 percent of statutory surplus                 NA      NA      814      NA     NA      841     NA      NA     (27)
Adjusted gross DTAs that can be offset against
  DTLs                                               173     147      320     328    160      488   (155)    (13)   (168)
                                                    ----    ----   ------  ------   ----   ------  -----    ----   -----
   Total DTA admitted as the result of
     application of SSAP 101                        $987    $147   $1,134  $1,169   $160   $1,329  $(182)   $(13)  $(195)
                                                    ====    ====   ======  ======   ====   ======  =====    ====   =====

                                                                               2017   2016
                                                                              ------ ------
Ratio percentage used to determine recovery period and threshold limitation
  amount                                                                        369%   362%
Amount of adjusted capital and surplus used to determine recovery period and
  threshold limitation in (2) above.                                          $5,424 $5,607

43 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


The following table shows the components of the current income tax expense (benefit) for the periods listed:

         For the years ended December 31,           2017  2016  Change
         --------------------------------           ----  ----  ------
         Federal income tax                         $(79) $(45)  $(34)
         Foreign income tax                           10    11     (1)
                                                    ----  ----   ----
         Subtotal                                    (69)  (34)   (35)
                                                    ----  ----   ----
         Federal income tax on net capital gains      82    61     21
                                                    ----  ----   ----
         Federal and foreign income taxes incurred  $ 13  $ 27   $(14)
                                                    ====  ====   ====

The following table shows the components of the DTA split between ordinary and capital DTA as of December 31, 2017 and 2016:

                                                  2017   2016  Change
                                                 ------ ------ ------
          Ordinary
          Discounting of unpaid losses           $  192 $  309 $(117)
          Nonadmitted assets                         25     61   (36)
          Unearned premium reserve                  173    304  (131)
          Bad debt expense                           15     26   (11)
          Net operating loss carry forward          423    620  (197)
          Foreign tax credit carry forward           62     57     5
          Investments                                32     78   (46)
          Mortgage Contingency Reserve               22     23    (1)
          Intangible Assets                          15     21    (6)
          Other temporary differences                41     57   (16)
                                                 ------ ------ -----
          Subtotal                                1,000  1,556  (556)
          Nonadmitted                                13    387  (374)
                                                 ------ ------ -----
          Admitted ordinary deferred tax assets  $  987 $1,169 $(182)
                                                 ------ ------ -----
          Capital
          Investments                            $  162 $  181 $ (19)
          Unrealized capital losses                   5     11    (6)
                                                 ------ ------ -----
          Subtotal                                  167    192   (25)
                                                 ------ ------ -----
          Statutory valuation allowance              20     32   (12)
                                                 ------ ------ -----
          Admitted capital deferred tax assets      147    160   (13)
                                                 ------ ------ -----
          Admitted deferred tax assets           $1,134 $1,329 $(195)
                                                 ====== ====== =====

The following table shows the components of the DTL split between ordinary and capital DTL as of December 31, 2017 and 2016:

                                                          2017 2016 Change
                                                          ---- ---- ------
      Ordinary
      Investments                                         $ 86 $124 $ (38)
      Intangible Assets                                     --   14   (14)
      Deferred Reinsurance Gain                             --  180  (180)
      Tax Act adjustment to discounting of unpaid losses    74   --    74
      Section 481(a) adjustment                              6   --     6
      Other temporary differences                            7   10    (3)
                                                          ---- ---- -----
      Subtotal                                             173  328  (155)
                                                          ---- ---- -----
      Capital
      Investments                                         $ 45 $ 65 $ (20)
      Unrealized capital gains                             101   94     7
      Other temporary differences                            1    1    --
                                                          ---- ---- -----
      Subtotal                                             147  160   (13)
                                                          ---- ---- -----
      Deferred tax liabilities                             320  488  (168)
                                                          ---- ---- -----
      Net deferred tax assets/liabilities                 $814 $841 $ (27)
                                                          ==== ==== =====

44 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


The change in net deferred tax assets is comprised of the following:

                                                                        2017    2016   Change
                                                                       ------  ------  ------
Adjusted gross deferred tax assets                                     $1,147  $1,716  $(569)
Total deferred tax liabilities                                           (320)   (488)   168
                                                                       ------  ------  -----
Net deferred tax assets (liabilities)                                     827   1,228   (401)
Tax effect of unrealized gains (losses) (excluding impact of Tax Act)                    (77)
Impact of Tax Act on tax effect of unrealized gains (losses)                              64
                                                                                       -----
Total change in net deferred tax                                                       $(388)
                                                                                       =====
Change in deferred tax - current year                                                    198
Change in deferred tax - impact of Tax Act                                              (588)
Change in deferred tax - current year - other surplus items                               (4)
                                                                                       -----
Change in deferred tax - current year -total                                             394
                                                                                       -----
Change in deferred tax - prior period correction                                          (6)
                                                                                       -----
Total change in deferred tax - current year                                            $(388)
                                                                                       =====

The following table shows the components of opening surplus adjustments on current and deferred taxes for the year ended December 31, 2017:

                                                    Current Deferred Total
                                                    ------- -------- -----
      SSAP 3 impact:
      SSAP 3 - general items                          $ 3     $ (1)  $  2
      SSAP 3 - statutory valuation allowance           --        7      7
                                                      ---     ----   ----
      Subtotal SSAP 3                                   3        6      9
      SSAP 3 - unrealized gain/loss                    --      (11)   (11)
                                                      ---     ----   ----
      SSAP 3 - adjusted tax assets and liabilities      3       (5)    (2)
      SSAP 3 - nonadmitted impact                      --       10     10
                                                      ---     ----   ----
      Total SSAP 3 impact                             $ 3     $  5   $  8
                                                      ===     ====   ====

45 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


The provision for federal and foreign income taxes is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The following table presents a reconciliation of such differences in arriving at total taxes related to the Company for the years ended December 31, 2017, 2016 and 2015:

                                                                       2017              2016              2015
                                                                 ----------------  ----------------  ----------------
Description                                                      Amount Tax Effect Amount Tax Effect Amount Tax Effect
-----------                                                      ------ ---------- ------ ---------- ------ ----------
Net Income (Loss) Before Federal Income Taxes and Capital Gains
  Taxes                                                          $(380)   $(133)   $(216)   $ (76)   $ (70)    $(24)
Book to Tax Adjustments:
Tax Exempt Income, net of proration                                (71)     (25)    (118)     (41)    (124)     (43)
Transfer Pricing                                                    --       --       (5)      (2)     (35)     (12)
Change in Nonadmitted Assets                                        46       16       19        7       25        9
Change in Tax Position                                              --        2       --       17       --        1
Statutory Valuation Allowance                                       --       (5)      --       32       --       --
Return to Provision                                                 --       (3)      --       (7)      --       (1)
Change in contingency reserve                                      (39)     (14)     (44)     (15)     (22)      (8)
Impact of Tax Act                                                           588
Real Estate Redemption                                             (72)     (25)
Other                                                                6        6        2       --        2        3
                                                                 -----    -----    -----    -----    -----     ----
Total Book to Tax Adjustments                                     (130)     540     (146)      (9)    (154)     (51)
                                                                 -----    -----    -----    -----    -----     ----
Total Income Tax                                                 $(510)   $ 407    $(362)   $ (85)   $(224)    $(75)
                                                                 =====    =====    =====    =====    =====     ====
Federal and Foreign Income Taxes Incurred                           --      (69)      --      (34)      --      (10)
Federal Income Tax on Net Capital Gains                             --       82       --       61       --       15
Change in Net Deferred Income Taxes                                 --      394       --     (118)      --      (80)
Less: Change in Deferred Tax - Other Surplus Items                  --       --       --        6       --       --
                                                                 -----    -----             -----              ----
Total Income Tax                                                 $  --    $ 407    $  --    $ (85)   $  --     $(75)
                                                                 =====    =====    =====    =====    =====     ====

Operating loss and tax credit carry-forwards

At December 31, 2017, the Company had net operating loss carry forwards
  originating during the years 2011 to 2017 and expiring through 2037 of:         $2,012
At December 31, 2017, the Company had no capital loss carry-forwards.             $   --
At December 31, 2017, the Company had no AMT credit carry-forwards.               $   --
At December 31, 2017, the Company had foreign tax credits originating during the
  years 2012 to 2017 and expiring through 2027 of:                                $   62

There were no deposits reported as admitted assets under Section 6603 of the Internal Revenue Service (IRS) Code as of December 31, 2017. The Company does not believe that the liability related to any federal or foreign tax loss contingencies will significantly change within the next 12 months. A reasonable estimate of such change cannot be made at this time.

As of December 31, 2017, there was a $17 liability related to uncertain tax positions.

The U.S is the only major tax jurisdiction of the Company, and as of December 31, 2017, the tax years from 2000 to 2016 remain open.

The following table lists those companies that form part of the 2017 AIG consolidated federal income tax return:

46 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


        Company                   Company                   Company                   Company                   Company
------------------------- ------------------------- ------------------------- ------------------------- ------------------------
245 LGC Hotel Owner LLC   A.I. Credit Consumer      A.I. Credit Corp.         ABI Holdings LLC          AGC Life Insurance
                          Discount Company                                                              Company

AGLIC GRE Harrison        AH Land 1470 Palmetto,    AH SubGP 1000 Woodwind    AH SubGP 1007 Highland    AH SubGP 1008 Castle
Investor, LLC             LLC                       Lakes, LLC                Meadow, LLC               Highlands, LLC

AH SubGP 1020             AH SubGP 1045             AH SubGP 1098 Green       AH SubGP 1120 Camp        AH SubGP 1122 English
Collingham, LLC           Montgomery, LLC           Pines, LLC                Verde, LLC                Oaks, LLC

AH SubGP 1158 Flat Iron,  AH SubGP 1167             AH SubGP 1199 Rancho      AH SubGP 1207 Park        AH SubGP 1209
LLC                       Steeplechase, LLC         Del Sol, LLC              Place, LLC                Honeycreek, LLC

AH SubGP 1210 Geronimo,   AH SubGP 1211 Mision Del  AH SubGP 1212 Painted     AH SubGP 1248 North       AH SubGP 1263 West
LLC                       Valle, LLC                Desert, LLC               Vista, LLC                Virginia, LLC

AH SubGP 1324 Crossings   AH SubGP 1371 University  AH SubGP 1384 Woodglen,   AH SubGP 1422 Gardens at  AH SubGP 1433 Magnolia,
at Heritage, LLC          Square, LLC               LLC                       Stafford, LLC             LLC

AH SubGP 1470 Palmetto,   AH SubGP 1535 Hunter's    AH SubGP 1548 Walnut, LLC AH SubGP 1551 Spanish     AH SubGP 1597 Broadmoor,
LLC                       Run, LLC                                            Creek, LLC                LLC

AH SubGP 1600 Rainer, LLC AH SubGP 1631 Broadway,   AH SubGP 1661 Woodchase,  AH SubGP 1694 Sonoma, LLC AH SubGP 206 West Park,
                          LLC                       LLC                                                 LLC

AH SubGP 245 Garland, LLC AH SubGP 306 Piedmont,    AH SubGP 348 River Run,   AH SubGP 39 Wellington    AH SubGP 472 Carolina
                          LLC                       LLC                       Place, LLC                Spring, LLC

AH SubGP 474 Arrowhead    AH SubGP 479 Sunrise, LLC AH SubGP 503 Southgate    AH SubGP 516              AH SubGP 585 St. Clair,
Ridge, LLC                                          II, LLC                   Merrilltown, LLC          LLC

AH SubGP 586 Charlotte    AH SubGP 592 Waterford    AH SubGP 603 Casa         AH SubGP 672 Kings        AH SubGP 675 Greenbrier,
Spring, LLC               at Summit View, LLC       Grande, LLC               Crest, LLC                LLC

AH SubGP 706 River Run    AH SubGP 716 Villas of    AH SubGP 757 Argyle       AH SubGP 785 Mayfield,    AH SubGP 787 North
II, LLC                   Mission Bend, LLC         Avenue, LLC               LLC                       Knoll, LLC

AH SubGP 821 San Luis     AH SubGP 835 Whispering,  AH SubGP 911 Mainland,    AH SubGP 914 Grand        AH SubGP 919 MS
Bay, LLC                  LLC                       LLC                       Pointe II, LLC            Loveland, LLC

AH SubGP 929 Collinwood,  AH SubGP 935 Dunlop       AH SubGP 936 Emmaus, LLC  AH SubGP 940 Crescent     AH SubGP 943 Southcreek,
LLC                       farms, LLC                                          Pointe, LLC               LLC

AH SubGP 997 Maxey, LLC   AH SubGP GAG Gandolf, LLC AH SubGP MDL, LLC         AHAC GRE Harrison         AICCO, Inc. [Delaware]
                                                                              Investor, LLC

AIG Aerospace Adjustment  AIG Aerospace Insurance   AIG Asset Management      AIG Assurance Company     AIG BG Holdings LLC
Services, Inc.            Services, Inc.            (U.S.), LLC

AIG Capital Corporation   AIG Capital Services,     AIG Castle Holdings II    AIG Castle Holdings LLC   AIG Central Europe & CIS
                          Inc.                      LLC                                                 Insurance Holdings
                                                                                                        Corporation

AIG Century               AIG Claims, Inc.          AIG Commercial Equipment  AIG Commercial Equipment  AIG Consumer Finance
Verwaltungsgesellschaft                             Finance Company, Canada   Finance, Inc.             Group, Inc.
mbH

AIG Credit (Europe)       AIG Credit Corp.          AIG Direct Insurance      AIG Employee Services,    AIG Equipment Finance
Corporation                                         Services, Inc.            Inc.                      Holdings, Inc.

AIG Europe Holdings       AIG FCOE, Inc.            AIG Federal Savings Bank  AIG Financial Advisor     AIG Financial Products
Limited                                                                       Services, Inc.            Corp.

AIG Fund Services, Inc.   AIG G5, Inc.              AIG Global Asset          AIG Global Capital        AIG Global Real Estate
                                                    Management Holdings Corp. Markets Securities, LLC   Investment (Europe)
                                                                                                        Limited

AIG Global Real Estate    AIG Global Real Estate    AIG Global Real Estate    AIG Home Loan 1, LLC      AIG Home Loan 2, LLC
Investment Corp.          Investment Corp. [Russia] Investment de Mexico, S.
                                                    de R.L. de C.V.

AIG Home Loan 3, LLC      AIG Home Loan 4, LLC      AIG Home Loan 5, LLC      AIG Insurance Management  AIG International Inc.
                                                                              Services, Inc.

AIG Kirkwood, Inc.        AIG Korean Real Estate    AIG Life Holdings, Inc.   AIG Life of Bermuda, Ltd. AIG Lodging
                          Development YH                                                                Opportunities, Inc.

47 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)

        Company                   Company                   Company                   Company                   Company
------------------------- ------------------------- ------------------------  ------------------------  -------------------------
AIG Markets, Inc.         AIG Matched Funding Corp. AIG MEA Investments and   AIG MEA Investments and   AIG Mortgage Capital, LLC
                                                    Services, Inc. [Dubai     Services, LLC
                                                    Airport Free Zone]

AIG North America, Inc.   AIG Offshore Systems      AIG PC European           AIG PC Global Services,   AIG PC Global Services,
                          Services, Inc.            Insurance Investments     Inc.                      Inc. United Kingdom
                                                    Inc.                                                branch

AIG Portfolio Solutions   AIG Procurement           AIG Property Casualty     AIG Property Casualty     AIG Property Casualty
LLC                       Services, Inc.            Company                   Europe Financing Limited  Inc.

AIG Property Casualty     AIG Property Casualty     AIG Realty, Inc.          AIG Relocation, Inc.      AIG S1, Inc.
International, LLC        U.S., Inc.

AIG Securities Lending    AIG Shared Services       AIG Shared Services       AIG Shared Services       AIG Specialty Insurance
Corp.                     Corporation               Corporation - Management  Corporation               Company
                                                    Services                  (Philippnines Branch)

AIG Spring Ridge I, Inc.  AIG Technologies, Inc.    AIG Trading Group Inc.    AIG Travel Assist, Inc.   AIG Travel EMEA Limited

AIG Travel Europe Limited AIG Travel, Inc.          AIG United Guaranty       AIG United Guaranty,      AIG Warranty Services of
                                                    Agenzia Di Assicurazione  Sociedad Limitada         Florida, Inc.
                                                    S.R.L.

AIG Warranty Services,    AIG WarrantyGuard, Inc.   AIG.COM, Inc.             AIG-FP Capital            AIG-FP Matched Funding
Inc.                                                                          Preservation Corp.        Corp.

AIG-FP Pinestead          AIG-FP Private Funding    AIG-FP Structured         AIGGRE 19 Chapin          AIGGRE 251 West 30th
Holdings Corp.            (Cayman) Limited          Finance (Cayman) Limited  Investor LLC              Street Investor LLC

AIGGRE 401 Hennepin       AIGGRE 520 Eola Investor  AIGGRE 5th and Summit     AIGGRE 6037 Investor LLC  AIGGRE 950 Second
Investor LLC              LLC                       Investor LLC                                        Investor, LLC

AIGGRE Bartlett Investor  AIGGRE Bartlett Investor  AIGGRE Beachwalk          AIGGRE Bellevue II        AIGGRE Bellevue
I LLC                     II LLC                    Investor LLC              Investor LLC              Investor, LLC

AIGGRE Bonita Springs     AIGGRE Bridges/Angeline   AIGGRE Carrollton         AIGGRE Cherry Creek       AIGGRE City Center
Investor LLC              Investor, LLC             Investor LLC              Investor, LLC             Investor LLC

AIGGRE Clarity Pointe     AIGGRE Clarity Pointe     AIGGRE Clarity Pointe     AIGGRE Clarity Pointe     AIGGRE Clarity Pointe
Coconut Creek Investor    Investor LLC              Platform LLC              Stuart Investor LLC       Tallahassee Investor LLC
LLC

AIGGRE Columbia Hotel     AIGGRE Columbia Pike, LLC AIGGRE Consolidated       AIGGRE Corte Madera, LLC  AIGGRE Crescent Bellevue
Investor LLC                                        Retail Holdco LLC                                   Investor LLC

AIGGRE Crest Ridge        AIGGRE D36 Investor LLC   AIGGRE Dakota Springs     AIGGRE DC Ballpark        AIGGRE Dunwoody
Senior Housing Investor                             Investor LLC              Investor, LLC             Investor, LLC
LLC

AIGGRE Edgewater          AIGGRE Emerald Bay Club   AIGGRE EOLA, LLC          AIGGRE Fairfax, LLC       AIGGRE Fairways Investor
Investor LLC              Investor LLC                                                                  LLC

AIGGRE Forest City West   AIGGRE Foundry Investor   AIGGRE Gainesville West   AIGGRE Gardens Investor,  AIGGRE GT Assisted
Village Investor, LLC     LLC                       38 Investor LLC           LLC                       Living Investor, LLC

AIGGRE Hazel Dell         AIGGRE Hill7 Investor LLC AIGGRE Hyde Park, LLC     AIGGRE Island Club        AIGGRE King's Crossing
Investor LLC                                                                  Investor LLC              Investor LLC

AIGGRE Lake Norman        AIGGRE Lane Field         AIGGRE Laurel Towne       AIGGRE Lexington Hotel    AIGGRE Livermore
Investor LLC              Investor LLC              Centre Investor LLC       Investor LLC              Longfellow Investor LLC

AIGGRE LSU Baton Rouge,   AIGGRE Maple, LLC         AIGGRE Market Street II   AIGGRE Market Street LLC  AIGGRE Metro Place, LLC
LLC                                                 LLC

AIGGRE Mills Investor LLC AIGGRE MXIP-OD l LLC      AIGGRE MXIP-OD ll LLC     AIGGRE Mystic, LLC        AIGGRE Naples Investor
                                                                                                        LLC

AIGGRE Nashville Hotel    AIGGRE North Central      AIGGRE North Getty        AIGGRE Oakland Investor   AIGGRE Papermill
Investor LLC              Investor LLC              Investor LLC              LLC                       Investor I LLC

AIGGRE Papermill          AIGGRE Park Central II    AIGGRE Park Central, LLC  AIGGRE Paterson Investor  AIGGRE Peachtree, LLC
Investor II LLC           Investor LLC                                        LLC

48 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)

       Company                 Company                 Company                 Company                 Company
----------------------- ----------------------- ----------------------- ----------------------- -----------------------
AIGGRE Pearl Block 136  AIGGRE Rancho           AIGGRE Redmond          AIGGRE Retail Investor  AIGGRE Retail Investor
Investor LLC            Dominguez Investor LLC  Investor, LLC           I, LLC                  II, LLC

AIGGRE Ritz Block       AIGGRE Riverfront, LLC  AIGGRE Riverhouse       AIGGRE San Pedro        AIGGRE Solana Olde
Investor LLC                                    Investor LLC            Industrial Owner LLC    Town Investor LLC

AIGGRE St. Charles      AIGGRE St. Simons       AIGGRE ST. Tropez       AIGGRE SWII Investor    AIGGRE Tampa Parkland
Investor LLC            Investor LLC            Investor LLC            LLC                     GP, LLC

AIGGRE Tampa Parkland,  AIGGRE Toringdon        AIGGRE Torrance II LLC  AIGGRE Torrance, LLC    AIGGRE UMN Hotel
LLC                     Investor LLC                                                            Investor LLC

AIGGRE Uptown Village   AIGGRE Vantage Point    AIGGRE Vista, LLC       AIGGRE Williamsburg LLC AIGGRE Windy Ridge
Investor LLC            Investor LLC                                                            Investor LLC

AIU Insurance Company   AIUH LLC                Akita, Inc.             Alabaster Capital LLC   AM Holdings LLC

Ambler Holding Corp.    American Athletic       American General        American General        American General
                        Club, Inc.              Annuity Service         Assignment Corporation  Assignment Corporation
                                                Corporation                                     of New York

American General        American General Life   American General Life   American General Life   American General
Insurance Agency, Inc.  Insurance Co.           Insurance Company       Services Company, LLC   Realty Investment
                                                                                                Corporation

American Home           American International  American International  American International  American International
Assurance Company       Facilities Management,  Group, Inc.             Realty Corporation      Reinsurance Company,
                        LLC                                                                     Ltd.

Applewood Funding Corp. Barnegat Funding Corp.  Barnegat Funding Trust  Blackbird               Blackcap Investments
                                                2015-1                  Investments LLC         LLC

Bluewood Investments    Branch Retail Partners  C&I UK Investments Ltd. CAP Investor 1, LLC     CAP Investor 10, LLC
LLC                     Consolidated, L.P.

CAP Investor 2, LLC     CAP Investor 4, LLC     CAP Investor 5, LLC     CAP Investor 8, LLC     Castle 2003-2 Trust

Castle US Inc.          CEF Lease Holding, LLC  Charleston Bay SAHP     Chartis Excess Limited  Cherrywood Investments
                                                Corp.                                           LLC

Commerce and Industry   Connective Mortgage     Crossings SAHP Corp.    Curzon Funding Limited  Curzon Funding LLC
Insurance Company       Advisory Company

Curzon Street Funding   Deerfield Gillete, LLC  Design Professionals    DIL/SAHP Corp.          Eaglestone Reinsurance
Designated Activity                             Association Risk                                Company
Company                                         Purchasing Group, Inc.

Eastcheap Investments   Eastgreen, Inc.         F 2000, Inc.            Falls Church Corporate  First Principles
(Cayman) Limited                                                        Center LLC              Capital Management, LLC

Fischbach L.L.C.        Flamebright Investment  Forest SAHP Corp.       FQA Master Tenant MM,   French Quarter
                        Limited                                         LLC                     Apartments Manager, LLC

Global Loss             Global Loss             Grand Savannah SAHP     Granite State           Graphite Management LLC
Prevention, Inc.        Prevention, Inc.        Corp.                   Insurance Company
                        [Canada]

Hamilton Customer Care  Hamilton Insurance      Hamilton Services, LLC  Hamilton Specialty      Hamilton U.S.
Insurance Services, LLC Company                                         Insurance Company       Holdings, Inc.

Health Direct, Inc.     HPIS Limited            HPSC Hotel Owner LLC    HUMAN CONDITION         Illinois National
                                                                        SAFETY, INC.            Insurance Co.

Knickerbocker           Lavastone Capital LLC   Lexington Insurance     Livetravel, Inc.        Lower Makefield
Corporation                                     Company                                         Investor LLC

LSTREET I, LLC          LSTREET II, LLC         MG Reinsurance Limited  MIP Mezzanine, LLC      MIP PE Holdings, LLC

Morefar Marketing, Inc. Mt. Mansfield Company,  National Union Fire     National Union Fire     New Hampshire
                        Inc.                    Insurance Company Of    Insurance Company Of    Insurance Company
                                                Pittsburgh              Vermont

Nightingale Finance     Nightingale Finance LLC NSM Holdings, Inc.      NSM Investments, Inc.   OHCAP Investor 12, LLC
Limited

Orangewood Investments  Peachwood, LLC          Pearce & Pearce, Inc.   Persimmon LLC           Pine Street Real
LLC                                                                                             Estate Holdings Corp.

Plumwood, LLC           Prairie SAHP Corp.      Quartz Holdings LLC     Raptor Funding Corp.    Rialto Melbourne
                                                                                                Investor LLC

49 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)

        Company                   Company                   Company                   Company                   Company
------------------------  ------------------------  ------------------------- ------------------------- -------------------------

Risk Specialists          Rokland Limited           SA Affordable Housing,    SA Investment Group, Inc. SAAHP GP Corp.
Companies Insurance                                 LLC
Agency, Inc.

SAFG Retirement           SAHP GA III - SC LLC      SAHP NCCAP 18, LLC        SAHP NCCAP 19, LLC        SAI Deferred
Services, Inc.                                                                                          Compensation Holdings,
                                                                                                        Inc.

Sandstone (2016) Ltd.     SCSP Corp.                Service Net Solutions of  Service Net Warranty, LLC Seventh Street Funding
                                                    Florida, LLC                                        LLC

Slate Capital LLC         SLP Housing GPDNAC, LLC   SNW Insurance Agency, LLC SPIA I LLC                Spicer Energy LLC

Spicer Holding Corp.      Spruce Peak Realty, LLC   Stoneland Limited         Stowe Country Club LLC    Stowe Mountain Holdings,
                                                                                                        Inc.

SubGen NT, Inc.           SunAmerica Affordable     SunAmerica Asset          SunAmerica Fund Assets    SunAmerica Fund Assets
                          Housing Partners, Inc.    Management, LLC           101, LLC                  107, LLC

SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets
115, LLC                  123, LLC                  125, LLC                  127, LLC                  130, LLC

SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets
133, LLC                  134, LLC                  138, LLC                  155, LLC                  167, LLC

SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets
46, LLC                   47, LLC                   48, LLC                   51, LLC                   52, LLC

SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets
53, LLC                   54, LLC                   56, LLC                   57, LLC                   58, LLC

SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets
59, LLC                   60, LLC                   62, LLC                   63, LLC                   64, LLC

SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets
65, LLC                   67, LLC                   68, LLC                   69. LLC                   70, LLC

SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets
71, LLC                   72, LLC                   73, LLC                   74 LLC                    75, LLC

SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets
76, LLC                   77, LLC                   78, LLC                   79, LLC                   80, LLC

SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets
82, LLC                   85, LLC                   86, LLC                   88, LLC                   90, LLC

SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets
92, LLC                   95, LLC                   96, LLC                   II, LLC                   VII, LLC

SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets
VIII, LLC                 XI, LLC                   XIII, LLC                 XIX, LLC                  XL, LLC

SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets
XLI, LLC                  XLII, LLC                 XLIII, LLC                XVII, LLC                 XVIII, LLC

SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets
XXIV, LLC                 XXIX, LLC                 XXV, LLC                  XXVI, LLC                 XXVII, LLC

SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets
XXVIII, LLC               XXX, LLC                  XXXI, LLC                 XXXII, LLC                XXXIII, LLC

SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets
XXXIV, LLC                XXXIX, LLC                XXXVI, LLC                XXXVII, LLC               XXXVIII, LLC

SunAmerica Fund Assets,   SunAmerica Georgia        SunAmerica Life           SunAmerica Retirement     The Insurance Company of
LLC                       Investors III, LLC        Reinsurance Company       Markets, Inc.             the State of Pennsylvania

The United States Life    The United States Life    The Variable Annuity      The Variable Annuity      Travel Guard Americas LLC
Insurance Company in the  Insurance Company in the  Life Ins. S/A             Life Insurance Company
City of New York          City of NY

Travel Guard Group, Inc.  U G Corporation           United Guaranty Corp.     VALIC Financial           VALIC Retirement
                                                                              Advisors, Inc.            Services Company

Webatuck Corp.            Yellowwood Investments
                          LLC

50 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)

9. Capital and Surplus and Dividend Restrictions

A. Dividend Restrictions

Under New York law, the Company may pay cash dividends only from Unassigned surplus determined on a statutory basis.

New York domiciled companies are restricted (on the basis of the lower of 10 percent of statutory earned surplus as defined in NY Insurance Law section 4105, adjusted for special surplus items, as of the last statement on file with the Superintendent, or 100 percent of adjusted net investment income for the preceding thirty-six month period ended as of the last statement on file with the Superintendent) as to the amount of dividends they may declare or pay in any twelve-month period without the prior approval of the NY DFS. The maximum dividend amount the Company can pay in 2018, as of December 31, 2017 is $0.

Other than the limitations above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to the stockholders.

The Company did not pay any dividends in 2017.

The Company paid the following dividends during 2016:

  2016                                                     State approval
----------                                              ----------------------
Date paid  Amount           Type of Dividend            Required    Obtained
---------- ------ ------------------------------------  --------  -------------
6/30/2016   $300                              Ordinary    No      Not Required
9/30/2016    300                              Ordinary    No      Not Required
            ----
Total       $600
            ====


B. Capital & Surplus

Changes in balances of special surplus funds are due to adjustments in the amounts of reserves transferred under retroactive reinsurance agreements and when cash recoveries exceed the consideration paid.

The portion of Unassigned surplus at December 31, 2017 and 2016 represented or reduced by each item below is as follows:

                                                        As Adjusted*
     Years Ended December 31,                     2017      2016      2016
     ------------------------------------------- -----  ------------ -----
     Unrealized gains and losses (net of taxes)  $ 244     $  40     $  20
     Nonadmitted asset values                     (130)     (540)     (562)
     Provision for reinsurance                     (20)      (37)      (37)

* As Adjusted includes SSAP 3 prior year adjustments

The Company exceeded minimum RBC requirements at both December 31, 2017 and 2016.

10.Contingencies

A. Legal Proceedings

In the normal course of business, AIG and our subsidiaries are, like others in the insurance and financial services industries in general, subject to regulatory and government investigations and actions, and litigation and other forms of dispute resolution in a large number of proceedings pending in various domestic and foreign jurisdictions. Certain of these matters involve potentially significant risk of loss due to potential for significant jury awards and settlements, punitive damages or other penalties. Many of these matters are also highly complex and seek recovery on behalf of a class or similarly large number of plaintiffs. It is therefore inherently difficult to predict the size or scope of potential future losses arising from these matters. In our insurance and reinsurance operations, litigation and arbitration concerning the scope of coverage under insurance and reinsurance contracts, and litigation and arbitration in which our subsidiaries defend or indemnify their insureds under insurance contracts, are generally considered in the

51 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


establishment of our loss reserves. Separate and apart from the foregoing matters involving insurance and reinsurance coverage, AIG, our subsidiaries and their respective officers and directors are subject to a variety of additional types of legal proceedings brought by holders of AIG securities, customers, employees and others, alleging, among other things, breach of contractual or fiduciary duties, bad faith and violations of federal and state statutes and regulations. With respect to these other categories of matters not arising out of claims for insurance or reinsurance coverage, we establish reserves for loss contingencies when it is probable that a loss will be incurred and the amount of the loss can be reasonably estimated. In many instances, we are unable to determine whether a loss is probable or to reasonably estimate the amount of such a loss and, therefore, the potential future losses arising from legal proceedings may exceed the amount of liabilities that we have recorded in our financial statements covering these matters. While such potential future charges could be material, based on information currently known to management, management does not believe, other than may be discussed below, that any such charges are likely to have a material adverse effect on our financial position or results of operation.

Additionally, from time to time, various regulatory and governmental agencies review the transactions and practices of AIG and our subsidiaries in connection with industry-wide and other inquiries into, among other matters, the business practices of current and former operating insurance subsidiaries. We have cooperated, and will continue to cooperate, in producing documents and other information in response to such requests.

B. Leases

Lease expenses are allocated to the Company based upon the percentage of space occupied with the final share of cost based upon its percentage participation in the Combined Pool.

C. Other Commitments

As part of its hedge fund, private equity and real estate equity portfolio investments, as of December 31, 2017, the Company may be called upon for additional capital investments of up to $797.

At December 31, 2017, the Company had $59 of outstanding commitments related to various funding obligations associated with investments in commercial mortgage loans.

D. Guarantees

The Company has issued guarantees whereby it unconditionally and irrevocably guaranteed all present and future obligations and liabilities arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. The guarantees were provided in order to secure or maintain the guaranteed companies' rating status issued by certain rating agencies. The Company would be required to perform under the guarantee in the event that a guaranteed entity failed to make payments due under policies of insurance issued during the period of the guarantee. The Company has not been required to perform under any of the guarantees. The Company remains contingently liable for all policyholder obligations associated with insurance policies issued by the guaranteed entity during the period in which the guarantee was in force.

Each guaranteed entity has reported total assets in excess of its liabilities and the majority have invested assets in excess of their direct (prior to reinsurance) policyholder liabilities. Additionally, the Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the Company's place and stead. Furthermore, for any former affiliate that has been sold, the purchaser has provided the Company with hold harmless agreements relative to the guarantee of the divested affiliate. Accordingly, management believes that the likelihood of payment under any of the guarantees is remote.

52 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


The following schedule sets forth the effective and termination dates (agreements with guarantees in run off), of each guarantee, the amount of direct policyholder obligations guaranteed, the invested assets and policyholder surplus for each guaranteed entity as of December 31, 2017:

                                                     Policyholder                  Estimated  Policyholders'
                                  Date       Date    Obligations @ Invested Assets   Loss @      Surplus
Guaranteed Company               Issued   Terminated  12/31/2017    @ 12/31/2017   12/31/2017   12/31/2017
------------------------  ---- ---------- ---------- ------------- --------------- ---------- --------------
21st Century Advantage
  Insurance Company
  (f/k/a AIG Advantage
  Insurance Company )          12/15/1997  8/31/2009    $    --       $     27        $--        $    30
21st Century North
  America Insurance
  Company (f/k/a
  American International
  Insurance Company )           11/5/1997  8/31/2009         16            571         --            572
21st Century Pinnacle
  Insurance Company
  (f/k/a American
  International
  Insurance Company of
  New Jersey)                  12/15/1997  8/31/2009          2             41         --             43
21st Century Superior
  Insurance Company
  (f/k/a American
  International
  Insurance Company of
  California, Inc.)            12/15/1997  8/31/2009         --             29         --             31
AIG Edison Life
  Insurance Company
  (f/k/a GE Edison Life
  Insurance Company)            8/29/2003  3/31/2011      6,467         88,920         --          2,243
American General Life
  and Accident Insurance
  Company                   *    3/3/2003  9/30/2010      1,472        175,301         --          7,984
American General Life
  Insurance Company         *    3/3/2003 12/29/2006      8,020        175,301         --          7,984
American International
  Assurance Company
  (Australia) Limited
  ("AIA")                   **  11/1/2002 10/31/2010        443          1,799         --            574
Chartis Europe, S.A.
  (f/k/a AIG Europe,
  S.A.)                     *   9/15/1998 12/31/2012      4,709         13,551         --          4,278
AIG Seguros Mexico, S.A.
  de C.V. (f/k/a AIG
  Mexico Seguros
  Interamericana, S.A.
  de C.V.)                  *  12/15/1997  3/31/2015        250            151         --             94
Chartis UK (f/k/a
  Landmark Insurance
  Company, Limited (UK))    *    3/2/1998 11/30/2007        152         13,551         --          4,278
Farmers Insurance Hawaii
  (f/k/a AIG Hawaii
  Insurance Company,
  Inc.)                         11/5/1997  8/31/2009          1            100         --             95
Lloyd's Syndicate
  (1414) Ascot (Ascot
  Underwriting Holdings
  Ltd.)                         1/20/2005 10/31/2007         18            686         --            (14)
SunAmerica Annuity and
  Life Assurance Company
  (Anchor National Life
  Insurance Company)        *    1/4/1999 12/29/2006        919        175,301         --          7,984
SunAmerica Life
  Insurance Company         *    1/4/1999 12/29/2006      2,628        175,301         --          7,984
The United States Life
  Insurance Company in
  the City of New York           3/3/2003  4/30/2010      1,071         28,799         --          1,756
The Variable Annuity
  Life Insurance Company         3/3/2003 12/29/2006      4,583         80,724         --          2,800
                                                        -------       --------        ---        -------
Total                                                   $30,751       $930,153        $--        $48,715
                                                        =======       ========        ===        =======

*  Current affiliates
** AIA was formerly as subsidiary of AIG, Inc. In previous years AIA provided the direct policyholder obligations as of each year end. However, starting in 2014 AIA declined to provide financial information related to these guarantees. The financial information reflects amounts as of December 31, 2012, at which time the guaranteed entities had invested assets in excess of direct policyholder obligations and were in a positive surplus position. Such amounts continue to remain the Company's best estimate given available financial information. The guaranteed policyholder obligations will decline as the policies expire.

E. Joint and Several Liabilities

AIU and American Home are jointly and severally obligated to policyholders of their Japan branches, in connection with transfers of the business of those Japan branches to Japan-domiciled affiliates in 2013 and 2014, respectively. Under the terms of the transfer agreement, the Japan affiliates have agreed to be responsible for 100% of the obligations associated with such policies, and management expects such companies to satisfy their obligation. The Company carries no reserves with respect to such liabilities. The Japanese affiliates carried $26 and $33 of loss reserves in respect of such policies, as of December 31, 2017 and 2016, respectively. As of December 31, 2017, if the Japan affiliates were to fail to satisfy their obligations, the Company's share of the aggregate exposure under the pooling agreement is $16.

Each Pool member is also jointly and severally obligated to the other pool members, in proportion to their pool share, in the event any other pool member fails.

53 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


11.Other Significant Matters

A. Other Assets

As of December 31, 2017 and 2016, other admitted assets as reported in the accompanying Statements of Admitted Assets were comprised of the following balances:

                Other admitted assets                 2017 2016
                ---------------------                 ---- ----
                Collateral on derivative liabilities  $  9 $ --
                Deposit accounting assets               13    8
                Guaranty funds receivable on deposit     9    8
                Loss funds on deposit                   54   46
                Other assets                           104   81
                                                      ---- ----
                Total other admitted assets           $189 $143
                                                      ==== ====

B. Other Liabilities

As of December 31, 2017 and 2016, other liabilities as reported in the accompanying Statements of Liabilities, Capital and Surplus were comprised of the following balances:

Other liabilities                                                          2017  2016
-----------------                                                          ----  ----
Accrued retrospective premiums                                             $ 25  $ 20
Deferred commission earnings                                                 61    67
Deposit accounting liabilities                                               32    40
Paid loss clearing contra liability (loss reserve offset for paid claims)   (77)  (77)
Other accrued liabilities                                                   226   244
Remittances and items not allocated                                          10    10
Retroactive reinsurance reserves - ceded                                    (26)  (22)
Servicing carrier liability                                                   9     8
Statutory contingency reserve                                               105    66
                                                                           ----  ----
Total other liabilities                                                    $365  $356
                                                                           ====  ====

C. Other Income (Expense)

For the years ended December 31, 2017, 2016 and 2015, other income (expense) as reported in the accompanying Statements of Operations and Changes in Capital and Surplus were comprised of the following balances:

       Other income (expense)                           2017  2016  2015
       ----------------------                           ----  ----  ----
       Equities and deposits in pools and associations  $  1  $  2  $ 14
       Fee income on deposit programs                      4     7     4
       Gain on sale of medical stop-loss business         91    --    --
       Interest expense on reinsurance program           (54)  (47)  (37)
       Other (expense) income                             (3)   18    14
                                                        ----  ----  ----
       Total other income (expense)                     $ 39  $(20) $ (5)
                                                        ====  ====  ====

54 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


D. Non-Cash items

For the years ended December 31, 2017, 2016 and 2015, the amounts reported in the Statements of Cash Flow are net of the following non-cash items:

           Non-cash transactions                   2017   2016  2015
           ---------------------                  ------  ----  ----
           Capital contribution from parent:
              Pooling Restructure Transaction         --   700    --
              Securities                              --    --   125
              Receivable                              --    --   650
           Dividends to parent:
              Securities                              --  (600) (286)
           Funds Held:
              Premiums collected                    (313) (441)  (13)
              Benefit and loss related payments      229   244  (224)
              Interest                               (60)  (46)   --
              Commissions                            114   129   (64)
              Funds held                              30   114   301
           Intercompany Pooling Settlement:
              Securities received                    972   986   126
              Securities transferred              (1,337) (824) (776)
           Miscellaneous expense (income)
              Intercompany                            --    55    --
           Other:
              Securities*                             --   650    --

* 2015 Capital Contribution recorded as a receivable was settled in 2016 in the form of cash and securities.

E. Federal Home Loan Bank ("FHLB") Agreements

The Company is a member of the FHLB of New York. Such membership requires ownership of stock in the FHLB. The Company owned an aggregate of $12 and $19 of stock in the FHLB at December 31, 2017 and 2016, respectively.

Through its membership, the Company has conducted business activity (borrowings) with the FHLB. The Company utilizes the FHLB facility to supplement liquidity or for other uses deemed appropriate by management. The outstanding borrowings are being used primarily for interest rate risk management purposes in connection with certain reinsurance arrangements, and the balances are expected to decline as underlying premiums are collected. The Company is required to pledge certain mortgage-backed securities, government and agency securities and other qualifying assets to secure advances obtained from the FHLB. The FHLB applies a haircut to collateral pledged to determine the amount of borrowing capacity it will provide to its member. As of December 31, 2017, the Company had an actual borrowing capacity of $1,099 based on qualified pledged collateral. At December 31, 2017, the Company had borrowings of $65 from the FHLB.

F. Insurance-Linked Securities

The Company is a ceding insurer in three catastrophe bond reinsurance transactions in force as of December 31, 2017 covering the Company's direct and assumed property exposures. The aggregate amount the Company may receive under these arrangements in the event of catastrophic events that exceed the related attachment points for each applicable bond is $184.

G. Sale of Medical Stop-loss and Organ Transplant Business

On October 15, 2017, the Pool sold its medical stop-loss and organ transplant business and renewal rights to Tokio Marine HCC Life Insurance Company. The sale of the renewal rights resulted in a gain of $91 for the Pool. In addition to the sale of the renewal rights, the Pool entered into a 100 percent quota share reinsurance agreement to cede the in-force liabilities of these businesses as of the transaction date, which resulted in a gain of $6.5.

55 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


12. Subsequent Events

Subsequent events have been considered through April 20, 2018 for these Financial Statements issued on April 20, 2018.

Type I - Recognized Subsequent Events:

None

Type II - Nonrecognized Subsequent Events:

As of February 12, 2018, the Company and certain AIG affiliated insurers (collectively, the "Reinsureds", each of which is a member of the Combined
Pool) terminated and commuted certain existing reinsurance agreements with Eaglestone. The terminated and commuted reinsurance agreements with Eaglestone related to environmental impairment liability and related exposures, pre-1986 environmental, public entity, occupational accident exposures, miscellaneous run-off general liability and workers' compensation exposures, and selected physicians and surgeons professional liability policies. The commutation settlement is equal to the statutory book value of the ceded liabilities as of the January 1, 2017 effective date.

At the same time, the Reinsureds ceded substantially all commuted business as detailed above through various loss portfolio transfer reinsurance agreements to DSA RE, a wholly owned AIG subsidiary and registered Class 4 and Class E reinsurer in Bermuda. Additionally, at the same time, the Reinsureds also ceded to DSA RE additional business related to certain excess workers' compensation (accident years 2011 and 2012), certain pollution legal liability, buffer trucking, some healthcare primary and excess product coverages businesses. The consideration for the above reinsurance agreements is equal to the statutory book value of the ceded liabilities as of the January 1, 2017 effective date. The consideration was settled on a funds withheld basis. Interest on the funds withheld is determined by the total return of certain earmarked portfolio of assets owned by the Reinsureds.

Further, on the same date, the Reinsureds also entered into a novation agreement among themselves and Eaglestone (as original reinsurer) and DSA RE (as replacement reinsurer) whereby obligations on certain blocks of excess workers' compensation business previously ceded to Eaglestone were novated to DSA RE on a funds withheld basis with a similar interest rate that is based on total returns from earmarked portfolio of assets.

The total statutory book value of the ceded liabilities as of January 1, 2017 related to the business ceded and novated to DSA RE were $3,976 and $1,577 respectively. These ceded liabilities represent loss and LAE reserves, unearned premium reserves, and experience account liability balances.

56 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

                          PART C -- OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements

The following financial statements are included in Part B of this Registration
Statement:


      - The Audited Financial Statements of The Variable Annuity Life Insurance Company Separate Account A of The Variable Annuity Life Insurance Company as of December 31, 2017 and for each of the two years in the period ended December 31, 2017.

      - The Audited Consolidated Financial Statements of The Variable Annuity Life Insurance Company as of December 31, 2017 and December 31, 2016 and for each of the three years in the period ended December 31, 2017.

      - The Audited Statutory Financial Statements of American Home Assurance Company as of December 31, 2017 and December 31, 2016 and for each of the three years in the period ended December 31, 2017.


(b)  Exhibits



(1)      (a)     Resolutions adopted by The Variable Annuity Life Insurance Company Board of Directors at
                 its Annual Meeting of April 18, 1979 establishing The Variable Annuity Life Insurance
                 Company Separate Account A..................................................................... 1
         (b)     Restated Resolutions dated September 1, 2002, adopted by unanimous written consent of
                 Executive Committee of The Variable Annuity Life Insurance Company Board of Directors.......... 4
(2)      Not Applicable.
(3)              Underwriting Agreement between The Variable Annuity Life Insurance Company, The
                 Variable Annuity Life Insurance Company Separate Account A and A. G. Distributors, Inc......... 1
(4)      (a)     Form of Group Annuity Contract (Form GTS-VA-1)................................................. 1
         (b)     Form of Group Annuity Contract (Form GUP-64)................................................... 1
         (c)     Form of Group Annuity Contract (Form GUP-74)................................................... 1
(5)      (a)     Form of Application for Annuity Contract Forms IFA-582, GFA-582, GUP 64/74 and
                 GTSVA.......................................................................................... 1
         (b)     Form of Group Master Application for Group Unit Purchase Annuity (GUP 64/74)................... 1
         (c)     Form of Endorsement to Nonqualified Deferred Compensation Plan................................. 3
(6)      (a)     Copy of Amended and Restated Articles of Incorporation of The Variable Annuity Life
                 Insurance Company effective as of April 28, 1989............................................... 1
         (b)     Copy of Amendment Number One to Amended and Restated Articles of Incorporation of The
                 Variable Annuity Life Insurance Company as amended through April 28, 1989, effective
                 March 28, 1990................................................................................. 1
         (c)     Copy of Amended and Restated Bylaws of The Variable Annuity Life Insurance Company as
                 amended through August 3, 2006................................................................. 7
(7)      Not Applicable.
(8)      (a)     General Guarantee Agreement between The Variable Annuity Life Insurance Company and
                 American Home Assurance Company................................................................ 5
         (b)     Notice of Termination of General Guarantee Agreement as published in the Wall Street
                 Journal on November 24, 2006................................................................... 8
         (c)(i)  Amended and Restated Unconditional Capital Maintenance Agreement Between American
                 International Group, Inc. and The Variable Annuity Life Insurance Company effective
                 February 18, 2014.............................................................................. 9
         (c)(ii) CMA Termination Agreement effective October 31, 2014........................................... 10
(9)      (a)     Opinion and consent of counsel for Depositor................................................... 6
         (b)     Opinion of Counsel and Consent of Sullivan & Cromwell LLP, Counsel to American Home
                 Assurance Company.............................................................................. 6
(10)     Consent of Independent Registered Public Accounting Firm -- PricewaterhouseCoopers, LLP................ Filed herewith
(11)     Not Applicable.
(12)     Not Applicable.
(13)     Calculation of standard and nonstandard performance information........................................ 2
(14)     (a)     Power of Attorney -- The Variable Annuity Life Insurance Company............................... 11
         (b)     Power of Attorney -- American Home Assurance Company........................................... 12
(15)     Supplemental Information Form which discloses Section 403(b)(11) withdrawal restrictions as set forth in a no-action letter issued by the SEC on November 28, 1988, and which form requires the signed acknowledgement of participants who purchase Section 403(b) annuities with regard to these
         withdrawal restrictions.                                                                                1


--------

1 Incorporated by reference to Post-Effective Amendment No. 17 to Form N-4
  Registration Statement (File No.033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 26, 2000, Accession No. 0000950129-00-001969.

2 Incorporated by reference to Post-Effective Amendment No. 51 to Form N-4
  Registration Statement (File No. 002-32783/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 18, 1997, accession number 0000950129-97-001637.

3 Incorporated by reference to Post-Effective Amendment No. 54 to Form N-4
  Registration Statement (File No. 002-32783/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 28, 2000, accession number 0000950129-00-002030.

4 Incorporated by reference to Post-Effective Amendment No. 57 to Form N-4
  Registration Statement (File No. 002-32783/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 30, 2003, accession number 0000950129-03-002382.

5 Incorporated by reference to Post-Effective Amendment No. 62 to Form N-4
  Registration Statement (File No. 002-32783/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on August 12, 2005, accession number 0000354912-05-000048.

6 Incorporated by reference to Post-Effective Amendment No. 64 to Form N-4
  Registration Statement (File No. 002-32783/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on October 25, 2005, accession number 0000950129-05-010058.

7 Incorporated by reference to Initial Form N-4 Registration Statement (File
  No. 333-137942/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on October 11, 2006, accession number
  0001193125-06-206012.

8 Incorporated by reference to Post-Effective Amendment No. 67 to Form N-4
  Registration Statement (File No. 002-32783/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on May 1, 2007, accession number 0000950134-07-009700.

9 Incorporated by reference to Post-Effective Amendment No. 74 to Form N-4
  Registration Statement (File No. 002-32783/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 30, 2014, accession number 0001193125-14-172668.

10 Incorporated by reference to Post-Effective Amendment No. 45 to Form N-4
  Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on December 23, 2014, Accession No. 0001193125-14-452203.


11 Incorporated by reference to Post-Effective Amendment No. 25 to Form N-4
  Registration Statement (File No. 333-137942/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 30, 2018.



12 Incorporated by reference to Post-Effective Amendment No. 49 to Form N-4
  Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 30, 2018.


ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

The directors and principal officers of the Company are set forth below. The business address of each officer and director is 2929 Allen Parkway, Houston, Texas 77019, unless otherwise noted.



NAMES, POSITIONS AND OFFICES HELD WITH DEPOSITOR
--------------------------------------------------
Kevin T. Hogan(3)                                  Director, Chairman of the Board and President
Jana W. Greer(1)                                   Director and Chief Executive Officer
Katherine A. Anderson                              Director, Senior Vice President and Chief Risk Officer
Thomas J. Diemer                                   Director, Executive Vice President and Chief Financial Officer
Elias F. Habayeb(2)                                Director
Deborah A. Gero(3)                                 Director, Senior Vice President and Chief Investment Officer
Michael P. Harwood                                 Director, Senior Vice President, Chief Actuary and Corporate
                                                   Illustration Actuary
Stephen A. Maginn(1)                               Director, Senior Vice President and Chief Distribution Officer
Robert J. Scheinerman                              President, Group Retirement
Glenn R. Harris                                    Executive Vice President
Charles S. Shamieh(2)                              Executive Vice President, Head of Legacy Portfolio
Eric S. Levy                                       Executive Vice President
Don W. Cummings(2)                                 Senior Vice President and Controller
Kevin K. DePeugh (5)                               Senior Vice President and Chief Information Security Officer
William C. Kolbert(5)                              Senior Vice President and Business Information Officer
Kyle L. Jennings                                   Senior Vice President and Chief Compliance Officer
Sabyasachi Ray(3)                                  Senior Vice President and Chief Operations Officer
Christine A. Nixon(1)                              Senior Vice President and General Counsel
Kara R. Boling                                     Senior Vice President, Operations
Yoav Tamir(1)                                      Senior Vice President, Market Risk Management
Craig A. Anderson                                  Senior Vice President and Life Controller
Timothy L. Gladura                                 Vice President
Julie Cotton Hearne                                Vice President and Secretary
Manda Ghaferi(1)                                   Vice President
Christina M. Haley (1)                             Vice President, Product Filing
Mary M. Newitt (1)                                 Vice President, Product Filing
Tracey E. Harris                                   Vice President, Product Filing
Frank Kophamel                                     Vice President and Appointed Actuary
Mallary L. Reznik(1)                               Vice President and Assistant Secretary
Michael J. Kirincic (4)                            Vice President and Tax Officer
T. Clay Spires                                     Vice President and Tax Officer
Daniel R. Cricks                                   Vice President and Tax Officer
Stephen G. Lunanuova (4)                           Vice President and Tax Officer
Barbara J. Moore                                   Vice President and Tax Officer
Justin J.W. Caulfield(2)                           Vice President and Treasurer
Michelle D. Campion(3)                             Vice President
Jeffrey S. Flinn                                   Vice President
Jennifer N. Miller(3)                              Vice President
Melissa H. Cozart                                  Privacy Officer
Amanda K. Ouslander                                Anti-Money Laundering and Economic Sanctions Compliance Officer
Lisa K. Gerhart                                    Vice President and Assistant Life Controller
Jennifer A. Roth(1)                                Vice President, 38a-1 Compliance Officer
Rosemary Foster                                    Assistant Secretary
Virginia N. Puzon(1)                               Assistant Secretary
Laszlo Kulin(4)                                    Investment Tax Officer
Alireza Vaseghi(4)                                 Managing Director and Chief Operating Officer, Institutional
                                                   Markets


--------
(1)   21650 Oxnard Street, Woodland Hills, CA 91367

(2)   175 Water Street, New York, NY 10038
(3)   777 S. Figueroa Street, Los Angeles, CA 90017
(4)   80 Pine Street, New York, NY 10005
(5)   50 Danbury Road, Wilton, CT 06897
(6)   2000 American General Way, Brentwood, TN 37027


ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT


The Registrant is a separate account of The Variable Annuity Life Insurance Company ("Depositor"). The Depositor is an indirect, wholly owned subsidiary of American International Group, Inc. An organizational chart for American International Group, Inc. can be found as Exhibit 21 in American International Group, Inc.'s Form 10-K, SEC File No. 001-08787, Accession No. 0000005272-18-000022, filed on February 16, 2018. Exhibit 21 is incorporated herein by reference.



ITEM 27.  NUMBER OF CONTRACTS OWNERS


As of February 28, 2018, a date within 90 days prior to the date of filing, VALIC Separate Account A, the Registrant, offered the following contracts in connection with this Registration Statement: 109 non-qualified contracts and 17,371 qualified contracts.



ITEM 28.  INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

To the full extent authorized by law, the corporation shall indemnify any person made, or threatened to be made, a party to an action or proceeding, whether criminal or civil, by reason of the fact that he, his testator or intestate is or was a director or officer of the corporation or serves or served in any capacity in any other corporation at the request of the corporation. Nothing contained herein shall affect any rights to indemnification to which corporate personnel other than directors and officers may be entitled by contract or otherwise under law.


ITEM 29.  PRINCIPAL UNDERWRITER

(a) AIG Capital Services, Inc. acts as distributor for the following investment companies:


     AMERICAN GENERAL LIFE INSURANCE COMPANY
     Variable Separate Account
     Variable Annuity Account One
     Variable Annuity Account Two
     Variable Annuity Account Four
     Variable Annuity Account Five
     Variable Annuity Account Seven
     Variable Annuity Account Nine
     Separate Account A
     Separate Account D
     Separate Account I
     Separate Account II
     Separate Account VA-1
     Separate Account VA-2
     Separate Account VL-R
     Separate Account VUL
     Separate Account VUL-2
     AG Separate Account A

     THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK FS Variable Separate Account
     FS Variable Annuity Account One
     FS Variable Annuity Account Two
     FS Variable Annuity Account Five
     Separate Account USL VA-R
     Separate Account USL VL-R
     Separate Account USL A
     Separate Account USL B


     THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
     Separate Account A

(b)  Directors, Officers and principal place of business:



OFFICER/DIRECTORS*                                           POSITION
------------------------------ -------------------------------------------------------------------
   Peter A. Harbeck(1)         Director
   Stephen A. Maginn           Director, Senior Vice President
   James T. Nichols(1)         Director, President and Chief Executive Officer
   Frank Curran(1)             Chief Financial Officer, Chief Operation Officer, Controller, Vice
                               President and Treasurer
   Michael E. Treske           Chief Distribution Officer, Mutual Funds and Variable Annuities
   Rebecca Snider(2)           Chief Compliance Officer
   John T. Genoy(1)            Vice President
   Mallary L. Reznik           Vice President
   T. Clay Spires(2)           Vice President, Tax Officer
   Christine A. Nixon          Secretary
   Julie A. Cotton Hearne(2)   Assistant Secretary
   Rosemary Foster(2)          Assistant Secretary
   Virginia N. Puzon           Assistant Secretary


     --------
      * Unless otherwise indicated, the principal business address of AIG Capital Services, Inc. and of each of the above individuals is 21650 Oxnard Street, Suite 750, Woodland Hills, CA 91367-4997.

     (1) Principal business address is Harborside 5, 185 Hudson Street, Jersey City, NJ 07311.

     (2)   Principal business address 2919 Allen Parkway, Houston, TX 77019.

(c) AIG Capital Services, Inc. retains no compensation or commissions from the Registrant.


ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

All records referenced under Section 31(a) of the1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of The Variable Annuity Life Insurance Company at its principal executive office located at 2929 Allen Parkway, Houston, Texas 77019.


ITEM 31.  MANAGEMENT SERVICES

Not Applicable.


ITEM 32.  UNDERTAKINGS

a. VALIC hereby commits itself, on behalf of the contract owners, to the following undertakings:

   1. To file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

   2. To include as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information;

   3. To deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

b. The Company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Company.

c. Additional Commitments

The Tax Reform Act of 1986 added to the Internal Revenue Code a new section 403(b)(11) which applies to tax years beginning after December 31, 1988. This paragraph provides that withdrawal restrictions apply to contributions made and interest earned subsequent to December 31, 1988. Such restrictions require that distributions not begin before age 59 1/2, separation from service, death, disability, or hardship (only employee contributions without accrued interest may be withdrawn in case of hardship). These withdrawal restrictions appear in the Section "Federal Tax Matters" in either the prospectus or the Statement of Additional Information for contracts of this Registration Statement. The Company relies on a no-action letter issued by the Securities and Exchange Commission on November 28, 1988 stating that no enforcement action would be taken under sections 22(e), 27(c)(1), or 27(d) of the Act if, in effect, the Company permits restrictions on cash distributions from elective contributions to the extent necessary to comply with section 403(b)(11) of the Internal Revenue Code in accordance with the following conditions:

   (1) Include appropriate disclosure regarding the redemption restrictions imposed by section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

   (2) Include appropriate disclosure regarding the redemption restrictions imposed by section 403(b)(11) in any sales literature used in connection with the offer of the contract;

   (3) Instruct sales representatives who solicit participants to purchase the contract specifically to being the redemption restrictions imposed by section 403(b)(11) to the attention of the potential participants;

   (4) Obtain from each plan participant who purchases a section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by section 403(b)(11), and (2) the investment alternatives available under the employer's section 403(b) arrangement, to which the participant may elect to transfer his contract value.

The Company has complied, and is complying, with the provisions of paragraphs
(1)-(4) above.

The Company relies on Rule 6c-7 of the Act which states that a registered separate account, and any depositor of or underwriter for such account, shall be exempt from the provisions of sections 22(e), 27(c)(1) and 27(d) of the Act with respect to a contract participating in this account to the extent necessary to permit compliance with the Texas Optional Retirement Program (Program) in accordance with the following conditions:

   (a) include appropriate disclosure regarding the restrictions on redemption imposed by the Program in each registration statement, including the prospectus, used in connection with the Program;

   (b) include appropriate disclosure regarding the restrictions on redemption imposed by the Program in any sales literature used in connection with the offer of the contract to Program participants;

   (c) instruct salespeople who solicit Program participants to purchase the contract specifically to bring the restrictions on redemption imposed by the Program to the attention of potential Program participants;

   (d) obtain from each Program participant who purchases the contract in connection with the Program, prior to or at the time of such purchase, a signed statement acknowledging the restrictions on redemption imposed by the Program.

The Company has complied, and is complying, with the provisions of paragraphs
(a)-(d) above.

The Company relies on an order issued by the Securities and Exchange Commission on May 19, 1993 exempting it from the provisions of section 22(e), 27(c)(1) and 27(d) of the Act with respect to a contract participating in this account to the extent necessary to permit compliance with the Optional Retirement Program of the State University System of Florida ("Florida ORP") as administered by the Division of Retirement of the Florida Department of Management Services ("Division") in accordance with the following conditions:

   (a) include appropriate disclosure regarding the restrictions on redemption imposed by the Division in each registration statement, including the prospectus, relating to the contracts issued in connection with the Florida ORP;

   (b) include appropriate disclosure regarding the restrictions on redemption imposed by the Division in any sales literature used in connection with the offer of contracts to eligible employees;

   (c) instruct salespeople who solicit eligible employees to purchase the contracts specifically to bring the restrictions on redemption imposed by the Division to the attention of the eligible employees;

   (d) obtain from each participant in the Florida ORP who purchases a contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding: (i) of the restrictions on redemption imposed by the Division, and (ii) that other investment alternatives are available under the Florida ORP, to which the participant may elect to transfer his or her contract values.

The Company has complied, and is complying, with the provisions of paragraphs
(a)-(d) above.

UNDERTAKINGS OF THE DEPOSITOR REGARDING GUARANTOR

During any time there are insurance obligations outstanding and covered by the guarantee issued by American Home Assurance Company ("American Home Guarantee Period"), filed as an exhibit to this Registration Statement (the "American Home Guarantee"), the Depositor hereby undertakes to provide notice to policy owners covered by the American Home Guarantee promptly after the happening of significant events related to the American Home Guarantee.

These significant events include: (i) termination of the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; (ii) a default under the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; or (iii) the insolvency of American Home Assurance Company ("American Home").

Depositor hereby undertakes during the American Home Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited statutory financial statements of American Home in the Registration Statement are updated to be as of a date not more than 16 months prior to the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent auditors of American Home regarding such financial statements.

During the American Home Guarantee Period, the Depositor hereby undertakes to include in the prospectus to policy owners, an offer to supply the Statement of Additional Information which shall contain the annual audited statutory financial statements of American Home, free of charge upon a policy owner's request.

As of December 29, 2006 at 4:00 p.m. Eastern Time (the "Point of Termination"), the American Home Guarantee was terminated for prospectively issued Contracts. The American Home Guarantee will not cover any Contracts with an issue date later than the Point of Termination. The American Home Guarantee will continue to cover Contracts with a date of issue earlier than the Point of Termination until all insurance obligations under such contracts are satisfied in full.

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, The Variable Annuity Life Insurance Company Separate Account A, certifies that it meets the requirements of the Securities Act of 1933 Rule 485(b) for effectiveness of this amended Registration Statement and has caused this amended Registration Statement to be signed on its behalf, in the City of Houston, and State of Texas on this 26th day of April, 2018.



                                       THE VARIABLE ANNUITY LIFE INSURANCE
                                       COMPANY SEPARATE ACCOUNT A
                                       (Registrant)


                                       BY: THE VARIABLE ANNUITY LIFE INSURANCE
                                       COMPANY
                                          (On behalf of the Registrant and
                                       itself)



                                       BY: /s/  CRAIG A. ANDERSON

                                          -------------------------------------

                                          CRAIG A. ANDERSON

                                          SENIOR VICE PRESIDENT AND LIFE
CONTROLLER

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons, on behalf of the Registrant and Depositor, in the capacities and on the dates indicated.



            SIGNATURE                                        TITLE                                 DATE
---------------------------------   ------------------------------------------------------   ---------------
*KEVIN T. HOGAN                          Director, Chairman of the Board and President       April 26, 2018
------------------------------
KEVIN T. HOGAN

*KATHERINE A. ANDERSON                  Director, Senior Vice President and Chief Risk       April 26, 2018
------------------------------                              Officer
KATHERINE A. ANDERSON

*THOMAS J. DIEMER                        Director, Executive Vice President and Chief        April 26, 2018
------------------------------                         Financial Officer
THOMAS J. DIEMER

*DEBORAH A. GERO                     Director, Senior Vice President and Chief Investment    April 26, 2018
------------------------------                              Officer
DEBORAH A. GERO

*JANA W. GREER                               Director and Chief Executive Officer            April 26, 2018
------------------------------
JANA W. GREER

*ELIAS F. HABAYEB                                          Director                          April 26, 2018
------------------------------
ELIAS F. HABAYEB

*MICHAEL P. HARWOOD                   Director, Senior Vice President, Chief Actuary and     April 26, 2018
------------------------------                  Corporate Illustration Actuary
MICHAEL P. HARWOOD

*STEPHEN A. MAGINN                         Director, Senior Vice President and Chief         April 26, 2018
------------------------------                       Distribution Officer
STEPHEN A. MAGINN

*DON W. CUMMINGS                             Senior Vice President and Controller            April 26, 2018
------------------------------
DON W. CUMMINGS

/s/  CRAIG A. ANDERSON                     Senior Vice President and Life Controller         April 26, 2018
------------------------------
CRAIG A. ANDERSON

/s/  MANDA GHAFERI                                     Attorney-in-Fact                      April 26, 2018
------------------------------
*MANDA GHAFERI



                                   SIGNATURES


American Home Assurance Company has caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 26th day of April, 2018.



                                       AMERICAN HOME ASSURANCE COMPANY



                                       BY: /s/  ERJA JACKSON

                                          -------------------------------------

                                          ERJA JACKSON

                                          VICE PRESIDENT

This amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



                  SIGNATURE                                            TITLE                                DATE
--------------------------------------------   ----------------------------------------------------   ---------------
*CAROL G. BARTON                                                     Director                         April 26, 2018
------------------------------
CAROL G. BARTON

*ALEXANDER R. BAUGH                             Director, President, CEO and Chairman of the Board    April 26, 2018
------------------------------                                     of Directors
ALEXANDER R. BAUGH

*THOMAS A. BOLT                                                      Director                         April 26, 2018
------------------------------
THOMAS A. BOLT

*JAMES BRACKEN                                           Director, Chief Financial Officer            April 26, 2018
------------------------------
JAMES BRACKEN

*CHARLES A. FRY                                                      Director                         April 26, 2018
------------------------------
CHARLES A. FRY

*GAURAV GARG                                                         Director                         April 26, 2018
------------------------------
GAURAV GARG

*STEPHEN J. GRABEK                                                   Director                         April 26, 2018
------------------------------
STEPHEN J. GRABEK

*CINDY L. LAUNER                                                     Director                         April 26, 2018
------------------------------
CINDY L. LAUNER

*RALPH W. MUCERINO                                                   Director                         April 26, 2018
------------------------------
RALPH W. MUCERINO

*ALESSANDREA C. QUANE                                                Director                         April 26, 2018
------------------------------
ALESSANDREA C. QUANE

*AMY E. STERN                                                        Director                         April 26, 2018
------------------------------
AMY E. STERN

*GEORGE R. STRATTS                                                   Director                         April 26, 2018
------------------------------
GEORGE R. STRATTS

*MADHAV A. TADIKONDA                                                 Director                         April 26, 2018
------------------------------
MADHAV A. TADIKONDA

*BY:    /s/  ERJA JACKSON                                                                             April 26, 2018
   --------------------------
   ERJA JACKSON
   ATTORNEY-IN-FACT
   (Exhibit to the Registration Statement)



                               INDEX OF EXHIBITS


 EXHIBIT NO.
-------------
(10)            Consent of Independent Registered Public Accounting Firm -- PricewaterhouseCoopers LLP